Registration No. 02-35570

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    --------

                       POST-EFFECTIVE AMENDMENT NO. 64 TO

                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      under

                           THE SECURITIES ACT OF 1933

                                       and

                             REGISTRATION STATEMENT

                                      under

                       THE INVESTMENT COMPANY ACT OF 1940

                                    --------

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
               (Exact name of Registrant as specified in Charter)

                          The Principal Financial Group
                             Des Moines, Iowa 50392
                    (Address of principal executive offices)

                                    --------

                         Telephone Number (515) 248-3842

                                    --------

MICHAEL D. ROUGHTON                      Copy to:
The Principal Financial Group            John W. Blouch, Esq.
Des Moines, Iowa  50392                  Dykema Gossett PLLC
                                         Franklin Square
                                         1300 I Street, N.W., Suite 300 West
                                         Washington, DC  20005-3306


                     (Name and address of agent for service)

                                   ----------

It is proposed that this filing will become effective (check appropriate box)
          _X_ immediately upon filing pursuant to paragraph (b)of Rule 485 ___ on (date) pursuant to paragraph (b) of Rule 485
          ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
          ___ on (date) pursuant to paragraph (a)(1) of Rule 485
          ___ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
          ___ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
              This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                                   ----------

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

                                  ("THE FUND")

                            ACCOUNTS OF THE FUND
                            --------------------
ASSET ALLOCATION ACCOUNT                MORTGAGE SECURITIES ACCOUNT
BALANCED ACCOUNT                        PRINCIPAL LIFETIME ACCOUNTS
BOND ACCOUNT                             2010 ACCOUNT
CAPITAL VALUE ACCOUNT                    2020 ACCOUNT
DIVERSIFIED INTERNATIONAL ACCOUNT        2030 ACCOUNT
EQUITY GROWTH ACCOUNT                    2040 ACCOUNT
EQUITY INCOME ACCOUNT I                  2050 ACCOUNT
EQUITY VALUE ACCOUNT                     STRATEGIC INCOME ACCOUNT
GOVERNMENT & HIGH QUALITY BOND ACCOUNT  REAL ESTATE SECURITIES ACCOUNT
GROWTH ACCOUNT                          SHORT-TERM BOND ACCOUNT
INCOME ACCOUNT                          SHORT-TERM INCOME ACCOUNT
INTERNATIONAL EMERGING MARKETS ACCOUNT  SMALLCAP ACCOUNT
INTERNATIONAL SMALLCAP ACCOUNT          SMALLCAP GROWTH ACCOUNT
LARGECAP BLEND ACCOUNT                  SMALLCAP VALUE ACCOUNT
LARGECAP GROWTH EQUITY ACCOUNT          STRATEGIC ASSET MANAGEMENT PORTFOLIOS
LARGECAP STOCK INDEX ACCOUNT             FLEXIBLE INCOME PORTFOLIO
LARGECAP VALUE ACCOUNT                   CONSERVATIVE BALANCED PORTFOLIO
MIDCAP ACCOUNT                           BALANCED PORTFOLIO
MIDCAP GROWTH ACCOUNT                    CONSERVATIVE GROWTH PORTFOLIO
MIDCAP STOCK ACCOUNT                     STRATEGIC GROWTH PORTFOLIO
MIDCAP VALUE ACCOUNT                    WEST COAST EQUITY ACCOUNT
MONEY MARKET ACCOUNT


This prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.

                The date of this Prospectus is January 8, 2007.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................
  Asset Allocation Account..............................................

  Balanced Account......................................................

  Bond Account..........................................................

  Capital Value Account.................................................

  Diversified International Account.....................................

  Equity Growth Account.................................................

  Equity Income Account I...............................................

  Equity Value Account..................................................

  Government & High Quality Bond Account ................................

  Growth Account........................................................

  Income Account........................................................

  International Emerging Markets Account................................

  International SmallCap Account........................................

  LargeCap Blend Account................................................

  LargeCap Growth Equity Account ........................................

  LargeCap Stock Index Account..........................................

  LargeCap Value Account................................................

  MidCap Account........................................................

  MidCap Growth Account.................................................

  MidCap Stock Account..................................................

  MidCap Value Account..................................................

  Money Market Account..................................................

  Mortgage Securities Account ...........................................

  Principal LifeTime Accounts...........................................

    Principal LifeTime 2010 Account.....................................

    Principal LifeTime 2020 Account.....................................

    Principal LifeTime 2030 Account.....................................

    Principal LifeTime 2040 Account.....................................

    Principal LifeTime 2050 Account.....................................

    Principal LifeTime Strategic Income Account.........................

  Real Estate Securities Account........................................

  Short-Term Bond Account ...............................................

  Short-Term Income Account.............................................

  SmallCap Account......................................................

  SmallCap Growth Account...............................................

  SmallCap Value Account................................................

  Strategic Asset Management Portfolios.................................

    Flexible Income Portfolio...........................................

    Conservative Balanced Portfolio.....................................

    Balanced Portfolio..................................................

    Conservative Growth Portfolio.......................................

    Strategic Growth Portfolio..........................................

  West Coast Equity Account.............................................




CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................


2                                       PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

PRICING OF ACCOUNT SHARES...............................................

DIVIDENDS AND DISTRIBUTIONS.............................................

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................
  The Manager...........................................................

  The Sub-Advisors and Sub-Sub-Advisors .................................

  Duties of the Manager and Sub-Advisors................................

  Fees Paid to the Manager..............................................


DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION

GENERAL INFORMATION ABOUT AN ACCOUNT....................................
  Frequent Trading and Market-Timing (Abusive Trading Practices) ........

  Eligible Purchasers...................................................

  Shareholder Rights....................................................

  Non-Cumulative Voting.................................................

  Purchase of Account Shares............................................

  Sale of Account Shares................................................

  Restricted Transfers..................................................

  Financial Statements..................................................


FINANCIAL HIGHLIGHTS....................................................

ADDITIONAL INFORMATION..................................................

APPENDIX A..............................................................

APPENDIX B..............................................................


PRINCIPAL VARIABLE CONTRACTS FUND                                       3
www.principal.com

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of forty-one investment portfolios ("Accounts"). Each Account has its own investment objective. The Fund's principal underwriter is Principal Funds Distributor, Inc. ("the Distributor"). The Fund has hired Principal Management Corporation ("Principal")* to provide investment advisory and other services to each of the Accounts. Principal seeks to provide a wide range of investment approaches through the Fund.


Principal has selected a Sub-Advisor for each Account based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Sub-Advisors and the Account each sub-advises are:

                    SUB-ADVISOR                              ACCOUNT(S)
                    -----------                              ----------
 AllianceBernstein L.P.                                LargeCap Value

 American Century Investment Management, Inc.          Equity Value

 Columbus Circle Investors *                           Growth

 Edge Asset Management, Inc. (formerly known as WM     Equity Income I
 Advisors, Inc.)*                                      Income
                                                       MidCap Stock
                                                       Mortgage Securities
                                                       Short-Term Income
                                                       Strategic Asset
                                                       Management Portfolios
                                                       West Coast Equity

 Emerald Advisers, Inc.                                SmallCap Growth

 Essex Investment Management Company, LLC              SmallCap Growth

 Jacobs Levy Equity Management, Inc.                   MidCap Value

 J.P Morgan Investment Management, Inc.                SmallCap Value

 Mellon Equity Associates, LLP                         MidCap Growth
                                                       SmallCap Value

 Morgan Stanley Investment Management Inc. d/b/a Van
 Kampen                                                Asset Allocation

 Neuberger Berman Management, Inc.                     MidCap Value

                                                       Balanced
                                                       Bond
                                                       Capital Value
                                                       Diversified
 Principal Global Investors, LLC *                     International
                                                       Government & High
                                                       Quality Bond
                                                       International Emerging
                                                       Markets
                                                       International SmallCap
                                                       LargeCap Stock Index
                                                       MidCap
                                                       Money Market
                                                       Principal LifeTime
                                                       Accounts
                                                       Short-Term Bond
                                                       SmallCap

 Principal Real Estate Investors, LLC *                Real Estate Securities

 T. Rowe Price Associates, Inc.                        Equity Growth
                                                       LargeCap Blend
                                                       LargeCap Growth Equity

 UBS Global Asset Management (Americas), Inc.          SmallCap Growth
*Principal Management Corporation; Columbus Circle Investors; Edge Asset
 Management, Inc. (formerly known as WM Advisors, Inc.); Principal Global
 Investors, LLC; Principal Real Estate Investors, LLC ; and Principal Funds
 Distributor, Inc. are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group/(R)/.





4                                       PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

All of the Accounts described in this prospectus offer Class 1 shares. In addition, certain of the Accounts described in this prospectus also offer Class 2 shares.


MAIN STRATEGIES AND RISKS
Each Account's investment objective is described in the summary description of each Account. The Board of Directors may change an Account's investment objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Account. If there is a material change to the Account's investment objective or investment strategies, you should consider whether the Account remains an appropriate investment for you. There is no guarantee that an Account will meet its investment objective.

The summary of each Account also describes each Account's primary investment strategies (including the type or types of securities in which the Account invests), any policy of the Account to concentrate in securities of issuers in a particular industry, group of industries or geographical region and the main risks associated with an investment in the Account. A more detailed discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions. The value of your investment in an Account changes with the value of the investments held by that Account. Many factors affect that value, and it is possible that you may lose money by investing in the Accounts. An investment in an Account is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Account seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Account.


Factors that may adversely affect a particular Account as a whole are called "principal risks." The principal risks of investing in the Accounts are stated as to each Account in the Account's description. In addition to the risks identified in each Account's description, each of the Accounts is also subject to liquidity risk (all Accounts except Money Market), market risk, and management risk. Each Account is also subject to underlying fund risk to the extent a Principal LifeTime Account or Strategic Asset Management Portfolio invests in the Account. Additional descriptions of the risks associated with investing in the Accounts are provided in "Certain Investment Strategies and Risks" and in Appendix A to this prospectus.


INVESTMENT RESULTS
A bar chart and a table are included with the description of each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


The prospectus contains information on the historical performance of each Account's Class 1 and, for those Accounts that issue them, Class 2 shares. Performance for periods prior to the date on which an Account's Class 2 shares began operations, January 8, 2007, is based on the performance of the Account's Class 1 shares adjusted to reflect the


PRINCIPAL VARIABLE CONTRACTS FUND                                       5
www.principal.com
expenses of the Account's Class 2 shares. The adjustments result in performance that is no higher than the historical performance of the applicable Class 1 shares.


The performance information for Class 1 and Class 2 shares of each of the Equity Income I, Income, MidCap Stock, Short-Term Income, Mortgage Securities, and West Coast Equity Accounts, and each of the Strategic Asset Management Portfolios, reflect the historical performance of a predecessor fund acquired by each such Account in connection with a shareholder-approved reorganization. The performance of the Class 2 shares of each predecessor fund, for the periods prior to its introduction, is based on the historical returns of the Class 1 shares of the predecessor fund adjusted to reflect the higher operating expenses for the Class 2 shares. The adjustment results in performance that is no higher than the performance of the Class 1 shares.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market Account.


FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets. Each Account's operating expenses are shown with the description of the Account and are stated as a percentage of Account assets. If such charges were included, overall expenses would be higher and performance would be lower.

The description of each Account includes examples of the costs associated with investing in the Account. The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses remain the same. Your actual costs of investing in a particular Account may be higher or lower than the costs assumed for purposes of the examples.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager, any Sub-Advisor, or the Distributor.


6                                       PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

ASSET ALLOCATION ACCOUNT

SUB-ADVISOR(S): Morgan Stanley Investment Management Inc. d/b/a Van Kampen ("Van
         Kampen")

OBJECTIVE: The Account seeks to generate a total investment return consistent with preservation of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking a moderate risk approach towards long-term growth.

MAIN STRATEGIES AND RISKS
The Account invests in a portfolio of securities that is broadly diversified by asset class, global region, country, economic sector, and currency. The Account's portfolio manager makes broad asset allocation decisions and delegates responsibility for selection of specific individual securities to the internal, active management teams of the Sub-Advisor, Van Kampen.

In deciding how to allocate the Account's assets, Van Kampen assesses three sets of factors:
.. the relative value of the stock, bond and money markets in the various regions, countries, and economic sectors;
.. the long-term dynamic forces that are driving economies, economic sectors, and companies; and
.. the short-term technical forces that are affecting market pricing.
Factors evaluated include growth rates in gross domestic product, inflation and corporation earnings, labor market conditions, interest rate levels, sales growth, return on equity, dividend yields, price to book ratios, and currency valuations.

From time-to-time, Van Kampen changes the Account's allocation of assets in various ways, including by asset class, global region, country, economic sector, and currency, in order to keep the portfolio in alignment with global investment outlook.


Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. Van Kampen reallocates among asset classes and eliminates asset classes for a period of time, when in its judgment the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt reallocations among asset classes will not occur.


Van Kampen does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.
The Account may invest up to 100% of its assets in foreign securities.

Allowable instruments include individual securities (stocks, without regard to the market capitalization of the issuing company, and bonds), equity and interest rate futures, currency forward contracts, futures contracts, fixed-income TRAINS, and listed options. The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition. Van Kampen may utilize currency contracts, currency or index futures, or other derivatives for hedging or other purposes, including modifying the Account's exposure to various currency, equity, or fixed-income market.


Among the principal risks of investing in the Account are:

  .Equity Securities      .Inital Public
    Risk                    Offerings Risk         . Exchange Rate Risk
                                                   .
  .Fixed-Income           .Foreign Securities        U.S. Government Securities
    Securities Risk         Risk                     Risk
                          .
                            High Yield Securities
  . Derivatives Risk        Risk                   . Active Trading Risk
  .U.S. Government
    Sponsored Securities
    Risk

Van Kampen has been the Account's Sub-Advisor since its inception.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

1997    18.19
1998    9.18
1999    19.49
2000    1.61
2001    -3.92
2002    -12.94
2003    21.61
2004    8.49
2005    5.79
2006   12.77


                       The Account's highest/lowest quarterly returns
                        during this
                              time period were:
                               HIGHESTQ2 '0312.11%
                               LOWEST Q3 '02-12.41%
LOGO

 The year-to-date return as of December 31, 2006 is 12.77%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                 PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT/(1) /
 ASSET ALLOCATION ACCOUNT - CLASS 1                          12.77         6.50          7.51                 8.60
 S&P 500 Index/(2)......................................
 /......................................................     15.79         6.19          8.42                11.02
 Lehman Brothers Aggregate Bond Index/(2)...............
 /......................................................      4.33         5.06          6.24                 6.92
 MSCI EAFE (Europe, Australia, Far East) Index - ND/(2).
 /......................................................     26.34        14.98          7.71                 6.03
 Morningstar Moderate Allocation Category Average ......     11.26         6.09          7.12                 8.55
  /(1)/ Lifetime results are measured from the date the Account was first sold (June 1, 1994).
 ///(2) /Index performance does not reflect deductions for fees, expenses, or taxes.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM THE ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005     CLASS 1
 Management Fees.........................   0.80%
 Other Expenses..........................   0.06
                                            ----
  TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.86%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------
                                                    1     3     5      10
 ASSET ALLOCATION ACCOUNT - CLASS 1              $88   $274  $477  $1,061



8                                       PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

BALANCED ACCOUNT


SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account seeks to generate a total return consisting of current income and capital appreciation.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking current income as well as long-term growth of capital.

MAIN STRATEGIES AND RISKS
The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities), and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash. The Account may invest up to 25% of its assets in foreign securities, and up to 10% of its assets in below investment grade securities ("junk bonds"). The Account may engage in certain options transactions, enter into financial futures contracts, and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts, and related options for the purpose of currency hedging. The Account may invest in smaller capitalization companies through the asset allocation process. Also, the account may actively trade securities in an attempt to achieve its objective.

The Sub-Advisor, PGI, utilizes an asset allocation approach to the management and development of a diversified balanced account. The strategy incorporates a wide range of asset classes and investment styles with primary emphasis placed on equity versus fixed income allocation decisions. Secondary focus is then placed on growth versus value, large cap versus small cap, and domestic versus international equity exposure. Strategic or long-term asset class targets are determined with gradual adjustments to the mix to enhance risk-adjusted results over time. Any asset allocation adjustments fall within a predetermined range and do not deviate by more than 10% of the long-term asset class targets.


All marginal shifts in the asset mix are based on a consistent three-dimensional analytical framework. First, securities are reviewed based on price, earnings, and yield measures relative to long-term historical norms. Next, fundamental economic and market conditions are analyzed to identify opportunities, and finally, market trends are used to compare relative price strength and investor sentiment.


Among the principal risks of investing in the Account are:

                                                   .
  .Equity Securities                                 U.S. Government Securities
    Risk                   . Small Company Risk      Risk
  .Fixed-Income            .High Yield
    Securities Risk          Securities Risk       . Duration Risk
                           .Foreign Securities
  . Derivatives Risk         Risk                  . Market Segment Risk
  . Active Trading Risk    . Exchange Rate Risk    .U.S. Government Sponsored
                                                     Securities Risk



PGl has been the Account's Sub-Advisor since its inception.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


PRINCIPAL VARIABLE CONTRACTS FUND                                       9
www.principal.com

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1997"17.93
"1998"11.91
"1999"2.4
"2000"0.13
"2001"-6.96
"2002"-13.18
"2003"18.82
"2004"10.05
"2005"6.79
"2006"11.44
                              The Account's highest/lowest quarterly returns
                               during this
                              time period were:
                               HIGHESTQ2 '039.82%
                               LOWEST Q3 '02-9.61%
LOGO

 The year-to-date return as of December 31, 2006 is 11.44%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006               PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT/(2)/
 BALANCED ACCOUNT - CLASS 1 ..........................
                                                           11.44         6.20          5.45                 8.59
 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond
 Index/(1)/...........................................     11.20         5.98          7.88                10.52
 Morningstar Moderate Allocation Category Average ....     11.26         6.09          7.12                 9.52
 /(1) /Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)// /Lifetime results are measured from the date the Account was first sold (December 18, 1987).

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005  CLASS 1
 Management Fees......................   0.59%
 Other Expenses.......................   0.05
                                         ----
      TOTAL ACCOUNT OPERATING EXPENSES   0.64%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 BALANCED ACCOUNT - CLASS 1                                                                $65   $205  $357  $798



10                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

BOND ACCOUNT

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
Under normal circumstances, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of PGI of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. common and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).

The Account may also enter into reverse repurchase agreements to attempt to enhance portfolio return and income and may lend its portfolio securities to brokers, dealers and other financial institutions. The Account may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.


The Account may actively trade securities in an attempt to achieve its investment objective.


During the fiscal year ended December 31, 2005, the average ratings of the Account's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

57.40% in securities      15.45% in securities       0.62% in securities rated
rated Aaa                 rated Baa                  Caa
5.59% in securities       3.66% in securities rated  0.04% in securities rated
rated Aa                  Ba                         Ca
13.12% in securities      4.11% in securities rated  0.01% in securities rated
rated A                   B                          C



The above percentages for A and B rated securities include 0.08% and 0.06%, respectively, of unrated securities which the Manager has determined to be of comparable quality.


Among the principal risks of investing in the Account are:

  .Fixed-Income           .Portfolio Duration
    Securities Risk         Risk                   . Municipal Securities Risk
                                                   .
                                                     U.S. Government Securities
  . Derivatives Risk      . Underlying Fund Risk     Risk
                          .
                            High Yield Securities
  . Active Trading Risk     Risk                   . Prepayment Risk
  .U.S. Government        .Credit and
    Sponsored Securities    Counterparty Risk
    Risk



PGI has been the Account's Sub-Advisor since its inception.


PRINCIPAL VARIABLE CONTRACTS FUND                                      11
www.principal.com

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1997"10.6
"1998"7.69
"1999"-2.59
"2000"8.17
"2001"8.12
"2002"9.26
"2003"4.59
"2004"4.98
"2005"2.50
"2006"4.65
                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q3 '97  4.37%
                               LOWEST Q1 '96-3.24%
LOGO

 The year-to-date return as of December 31, 2006 is 4.65%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006             PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT/(2)/
 BOND ACCOUNT - CLASS 1 ............................
                                                         4.65          5.17          5.73                7.53
 Lehman Brothers Aggregate Bond Index/(1)/ .........     4.33          5.06          6.24                7.78
 Morningstar Intermediate-Term Bond Category Average     4.11          4.61          5.51                7.11
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/ Lifetime results are measured from the date the Account was first sold (December 18, 1987).

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005     CLASS 1
 Management Fees.........................   0.45%
 Other Expenses..........................   0.02%
                                            ----
  TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.47%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 BOND ACCOUNT - CLASS 1                                                                $48   $151  $263  $591



12                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

CAPITAL VALUE ACCOUNT

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

MAIN STRATEGIES AND RISKS
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)// /Value Index, which as of December 31, 2006 ranged between approximately $1.3 billion and $446.9 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. monitoring a stock's behavior in the market to assess the timeliness of the investment.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selections and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamental, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralized unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Among the principal risks of investing in the Account are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .
    Underlying Fund Risk  . Active Trading Risk   . Value Stock Risk
                          .Foreign Securities
  . Exchange Rate Risk      Risk



PGI has been the Account's Sub-Advisor since its inception.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


PRINCIPAL VARIABLE CONTRACTS FUND                                      13
www.principal.com

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1997"28.53
"1998"13.58
"1999"-4.29
"2000"2.16
"2001"-8.05
"2002"-13.66
"2003"25.49
"2004"12.36
"2005"6.80
"2006"19.95
                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ2 '0315.52%
                               LOWEST Q3 '02-15.10%
LOGO

 The year-to-date return as of December 31, 2006 is 19.95%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006     PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS      LIFE OF ACCOUNT
 CAPITAL VALUE ACCOUNT - CLASS 1 ..........
                                                 19.95           9.30             7.43             12.13/(2)/
 Russell 1000 Value Index/(1)/ ............      22.25          10.86            11.00             14.32/(3)/
 Morningstar Large Value Category Average .      18.18           8.38             8.80             13.21/(3)/
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/ Lifetime results are measured from the date the Account was first sold (May 13, 1970).
 /(3)/ Lifetime results are measured from December 31, 1978
 (earliest date for which information is available).

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005     CLASS 1
 Management Fees.........................   0.60%
 Other Expenses..........................   0.01%
                                            ----
  TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.61%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                                 1     3     5    10
 CAPITAL VALUE ACCOUNT - CLASS 1              $62   $195  $340  $762



14                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

DIVERSIFIED INTERNATIONAL ACCOUNT

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

MAIN STRATEGIES AND RISKS
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The fund invests in securities of companies: with their principal place of business or principal office outside the U.S.; companies for which the principal securities trading market is outside the U.S.; and companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S. Primary consideration is given to securities of corporations of Western Europe, Canada, Australia, New Zealand, and the Pacific Islands. Changes in investments are made as prospects change for particular countries, industries or companies. The Account may invest in smaller capitalization companies.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Account intends to have at least 80% of its net assets (plus any borrowings for investment purposes) invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


In choosing investments for the fund, PGI pays particular attention to the long-term earnings prospectus of the various companies under consideration. PGI then weighs those prospects relative to the price of the security.


The Account may actively trade securities in an attempt to achieve its investment objective. The Account may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

Among the principal risks of investing in the Account are:

  .Equity Securities
    Risk                   . Derivatives Risk        . Market Segment Risk
  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Underlying Fund Risk
  . Small Company Risk     . Active Trading Risk



PGI has been the Account's Sub-Advisor since its inception.


PRINCIPAL VARIABLE CONTRACTS FUND                                      15
www.principal.com

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1997"12.24
"1998"9.98
"1999"25.93
"2000"-8.34
"2001"-24.27
"2002"-16.07
"2003"32.33
"2004"21.03
"2005"23.79
"2006"27.96
                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ2 '0317.25%
                               LOWEST Q3 '02-18.68%
LOGO

 The year-to-date return as of December 31, 2006 is 27.96%.

 (CLASS 1 SHARES)

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                                PAST 1 YEAR
 DIVERSIFIED INTERNATIONAL ACCOUNT - CLASS 1                                                27.96
 DIVERSIFIED INTERNATIONAL ACCOUNT - CLASS 2                                                27.71
 Citigroup BMI Global ex-US Index/(1)//(4)/ .................................               27.28
 MSCI EAFE (Europe, Australia, Far East) Index - ND/(1)/ ....................               26.34
 Morningstar Foreign Large Blend Category Average ...........................               24.80
 ///(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 2, 1994 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 /(3)/ Lifetime results are measured from the Index inception date (December 31, 1994).
 /(4)/
  This index is now the benchmark against which the Account measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.
  FOR THE PERIODS ENDED DECEMBER 31, 2006                                                PAST 5 YEARS
 DIVERSIFIED INTERNATIONAL ACCOUNT - CLASS 1                                                 16.32
 DIVERSIFIED INTERNATIONAL ACCOUNT - CLASS 2                                                 16.07
 Citigroup BMI Global ex-US Index/(1)//(4)/ .................................                18.08
 MSCI EAFE (Europe, Australia, Far East) Index - ND/(1)/ ....................                14.98
 Morningstar Foreign Large Blend Category Average ...........................                13.19
 ///(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 2, 1994 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 /(3)/ Lifetime results are measured from the Index inception date (December 31, 1994).
 /(4)/
  This index is now the benchmark against which the Account measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.
  FOR THE PERIODS ENDED DECEMBER 31, 2006                                        PAST 10 YEARS         LIFE OF ACCOUNT/(2)/
 DIVERSIFIED INTERNATIONAL ACCOUNT - CLASS 1                                          8.67                   9.54
 DIVERSIFIED INTERNATIONAL ACCOUNT - CLASS 2                                          8.39                   9.29
 Citigroup BMI Global ex-US Index/(1)//(4)/ .................................         9.44                   8.02/(3)/
 MSCI EAFE (Europe, Australia, Far East) Index - ND/(1)/ ....................         7.71                   5.94
 Morningstar Foreign Large Blend Category Average ...........................         7.36                   6.27
 ///(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 2, 1994 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 /(3)/ Lifetime results are measured from the Index inception date (December 31, 1994)
 /(4)/
  This index is now the benchmark against which the Account measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES/(1)// /
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005                         CLASS 1               CLASS 2 /(2)/
 Management Fees......................................          0.85%                    0.85%
 12b-1 Fees ..........................................           N/A                     0.25
 Other Expenses.......................................          0.12                     0.12
                                                                ----                     ----
               TOTAL ANNUAL ACCOUNT OPERATING EXPENSES          0.97%                    1.22%
 ///(1) //
  /Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.04% for
  Class 1 shares and 1.29% for Class 2 shares.
 ///(//2//) //
  /The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
  FOR THE YEAR ENDED DECEMBER 31, 2005
 Management Fees......................................
 12b-1 Fees ..........................................
 Other Expenses.......................................
               TOTAL ANNUAL ACCOUNT OPERATING EXPENSES
 ///(1) //
  /Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.04% for
  Class 1 shares and 1.29% for Class 2 shares.
 ///(//2//) //
  /The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's


16                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
 operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                                                          1     3     5      10
 DIVERSIFIED INTERNATIONAL ACCOUNT - CLASS
 1                                                     $99   $210  $437  $1,091
 DIVERSIFIED INTERNATIONAL ACCOUNT - CLASS
 2                                                     124    263   546   1,353



PRINCIPAL VARIABLE CONTRACTS FUND                                      17
www.principal.com

EQUITY GROWTH ACCOUNT

SUB-ADVISOR(S): T. Rowe Price Associates, Inc. ("T. Rowe Price")

OBJECTIVE: The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies with large market capitalizations that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations within the range of companies in the Russell 1000/(R)// /Growth Index (as of December 31, 2006, this range was between approximately $1.2 billion and $446.9 billion) at the time of purchase. The Account's investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.

The market capitalization of companies in the Account's portfolio and the Russell Index will change over time, and the Account will not automatically sell or cease to purchase the stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range.


T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices and foreign currencies.


Among the principal risks of investing in the Account are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  . Exchange Rate Risk    . Growth Stock Risk     . Active Trading Risk
  .Foreign Securities     .
    Risk                    Underlying Fund Risk



T. Rowe Price became the Account's Sub-Advisor on August 24, 2004.


18                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1997"30.85
"1998"18.95
"1999"39.5
"2000"-11.71
"2001"-14.86
"2002"-27.72
"2003"25.95
"2004"9.33
"2005"7.55
"2006"6.21
                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ4 '9822.68%
                               LOWEST Q1 '01-18.25%
LOGO

 The year-to-date return as of December 31, 2006 is 6.21%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT/(2)/
 EQUITY GROWTH ACCOUNT - CLASS 1 .........
                                               6.21          2.60          6.38                10.51
 Russell 1000 Growth Index/(1)/ ..........     9.07          2.69          5.44                 9.20
 Morningstar Large Growth Category Average     6.93          2.88          5.88                 9.09
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/ Lifetime results are measured from the date the Account was first sold (June 1, 1994).

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005     CLASS 1
 Management Fees.........................   0.76%
 Other Expenses..........................   0.01
                                            ----
  TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.77%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                                 1     3     5    10
 EQUITY GROWTH ACCOUNT - CLASS 1              $79   $246  $428  $954



PRINCIPAL VARIABLE CONTRACTS FUND                                      19
www.principal.com

EQUITY INCOME ACCOUNT I

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide a relatively high level of current income and long-term growth of income and capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors who seek dividends to be reinvested for growth and who can accept fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily (normally at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities, and asset-backed securities. The Fund may also invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 20% of its assets in real estate investment trust ("REIT") securities. The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in securities of foreign issuers.

The Account's investments may also include convertible securities, repurchase agreements, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs").


In selecting investments for the Account, Edge looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in ''value'' stocks currently selling for less than Edge believes they are worth.

Among the principal risks of investing in the Account are:

                                                                                    .
                                                            .Real Estate              U.S. Government Securities
  . Equity Securities Risk                                    Securities Risk         Risk
  . Fixed-Income Securities Risk                            . Value Stock Risk      . Derivatives Risk
                                                            .Foreign Securities
  . Underlying Fund Risk                                      Risk                  . Exchange Rate Risk
                                                            .High Yield
                                                              Securities Risk       . Prepayment Risk
  . U.S. Government Sponsored Securities Risk



An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

"1999"2.49
"2000"17.19
"2001"7.92
"2002"-12.51
"2003"30.1
"2004"19.12
"2005"10.27
"2006"18.17
                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  15.69%
                               LOWEST  Q3 '02  -14.67%
LOGO

 The year-to-date return as of December 31, 2006 is 18.17%.


20                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31,            PAST 1 YEAR               PAST 5 YEARS                LIFE OF ACCOUNT /(2)/
  2006
 EQUITY INCOME ACCOUNT I - CLASS 1 .....           18.17                      12.06                           10.40
 EQUITY INCOME ACCOUNT I - CLASS 2 .....           17.86                      11.77                           10.14
 S&P 500 Index /(//3//)/ ...............           15.79                       6.19
 S&P 500/Citigroup Value Index /(//3//)/           20.80                      10.43
 Morningstar Large Value Category
 Average                                           18.18                       8.38
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance in 1998 benefited from the agreement of Edge Asset Management, Inc.(f/k/a WM Advisors, Inc.) and its affiliates to limit the Account's expenses.
 ///(//2//)/
  Class 1 shares began operations on April 28, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class
  2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/
  Index performance does not reflect deductions for fees, expenses or taxes. Until December 16, 2005, when Standard & Poor's changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED) /(1)/

  FOR THE PERIOD ENDING DECEMBER 31, 2005                                          CLASS 1                       CLASS 2
 Management Fees.......................................................             0.52%                         0.52%
 12b-1 Fees............................................................              N/A                          0.25
 Other Expenses........................................................             0.01                          0.01
                                                                                    ----                          ----
                                TOTAL ANNUAL ACCOUNT OPERATING EXPENSES             0.53%                         0.78%
 Expenses Reimbursement /(2)/ .........................................              N/A                           N/A
                                                                                    ----                          ----
                                                           NET EXPENSES             0.53%                         0.78%

 /(1)/ The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

 /(2)/The Manager has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.66% for Class 1 shares and 0.91% for Class 2 Shares.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------
                                                   1     3     5     10
 EQUITY INCOME ACCOUNT I - CLASS 1              $63   $142  $299   $754
 EQUITY INCOME ACCOUNT I - CLASS 2               93    197   411  1,027




PRINCIPAL VARIABLE CONTRACTS FUND                                      21
www.principal.com

EQUITY VALUE ACCOUNT

SUB-ADVISOR(S): American Century Investment Management, Inc. ("American
         Century")

OBJECTIVE: The Account seeks long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of large capitalization companies. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies with market capitalizations similar to companies in the Russell 1000/(R) /Value Index (as of December 31, 2006, this range was between approximately $1.3 billion and $446.9 billion) at the time of purchase. Effective March 15, 2007, under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies with market capitalizations similar to companies in the Russell 1000 Index (as of December 31, 2006, this range was between approximately $1.2 billion and $446.9 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, American Century, uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold the stocks until they have returned to favor in the market and their price has increased to, or is higher than, a level American Century believes more accurately reflects the fair value of the company. American Century may sell stocks from the Account's portfolio if it believes a stock no longer meets its valuation criteria. American Century does not attempt to time the market.


Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges.American Century also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue or increase. Futures contracts, a type of derivative security, can help the Account's cash assets remain liquid while performing more like stocks. American Century/ /has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.


When American Century believes it is prudent, the Account may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.


In the event of exceptional market or economic conditions, the Account may as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities, or short-term debt securities. To the extent the Account assumes a defensive position, it will not be pursuing its objective of capital growth.

Among the principal risks of investing in the Account are:

  .Equity Securities
    Risk                  . Active Trading Risk   . Exchange Rate Risk
                          .Foreign Securities     .Market Segment (LargeCap)
  . Derivatives Risk        Risk                    Risk
  .U.S. Government                                .U.S. Government Securities
    Sponsored Securities  . Value Stock Risk        Risk
    Risk




22                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

American Century has been the Account's Sub-Advisor since its inception.

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2005"3.78
"2006"19.56


LOGO

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '06   7.34%
                               LOWEST  Q1 '05   -1.07%


 The year-to-date return as of December 31, 2006 is 19.56%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                      PAST 1 YEAR          LIFE OF ACCOUNT/(2)/
 EQUITY VALUE ACCOUNT - CLASS 1 ..... ................                            19.56                    14.85
 Russell 1000 Value Index/(1)/ ........................................           22.25                    14.65
 Morningstar Large Value Category Average .............................           18.18                    12.75
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/ Lifetime results are measured from the date the Account was first sold (August 30, 2004).

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED DECEMBER 31, 2005                                    CLASS 1
 Management Fees...............................................              0.85%
 Other Expenses................................................              0.29
                                                                             ----
                        TOTAL ANNUAL ACCOUNT OPERATING EXPENSES              1.14%
 Expense Reimbursement /(1)/ ..................................              0.09
                                                                             ----
                                                   NET EXPENSES              1.05%
 /(1)/Principal has contractually agreed to limit the Account's expenses attributable to Class 1 shares and, if necessary, pay expenses normally payable by the Account through the period ending April 29, 2008. The expense limits, effective on October 1,
  2006, will maintain a total level of operating expenses (expressed as a percent of average net asset on an annualized basis)
  not to exceed 0.90%. A contractual expense limit of 1.05% was in effect May 1, 2006 through September 30, 2006. Prior to May 1,
  2006, the expense limit of 1.10% was voluntary.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 EQUITY VALUE ACCOUNT - CLASS 1                                                        $92   $238  $505  $1,266



PRINCIPAL VARIABLE CONTRACTS FUND                                      23
www.principal.com

GOVERNMENT & HIGH QUALITY BOND ACCOUNT

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account seeks a high level of current income, liquidity and safety of principal.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are AAA rated or issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, PGI, to be of equivalent quality.

PGI seeks undervalued securities that represent good long-term investment opportunities. Securities may be sold when PGI believes they no longer represent good long-term value.The Account may enter into reverse repurchase agreements and may lend its portfolio securities to brokers, dealers and other financial institutions. The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates.

Among the principal risks of investing in the Account are:

  .Fixed-Income Securities                             .Portfolio Duration
    Risk                      . Derivatives Risk         Risk
  .U.S. Government
    Securities Risk           . Active Trading Risk    . Prepayment Risk
  .U.S. Government            .Credit and
    Sponsored Securities        Counterparty Risk
    Risk



PGI has been the Account's Sub-Advisor since its inception.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1997"10.39
"1998"8.27
"1999"-0.29
"2000"11.4
"2001"7.61
"2002"8.8
"2003"1.84
"2004"3.56
"2005"2.01
"2006"4.23
                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHEST Q2 '97 4.52%
                               LOWEST Q1 '96 -1.90%
LOGO

 The year-to-date return as of December 31, 2006 is 4.23%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006              PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS     LIFE OF ACCOUNT/(2)/
 GOVERNMENT & HIGH QUALITY BOND ACCOUNT - CLASS 1         4.23          4.06          5.71                           7.14
 Lehman Brothers Government/Mortgage Index/(1)/ .....     4.33          4.73          6.09                           7.56
 Morningstar Intermediate Government Category Average     3.44          3.90          5.16                           6.67
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/ Lifetime results are measured from the date the Account was first sold (April 9, 1987).


24                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005     CLASS 1
 Management Fees.........................   0.44%
 Other Expenses..........................   0.02
                                            ----
  TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.46%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------------------
                                                           1         3         5        10
 GOVERNMENT & HIGH QUALITY BOND ACCOUNT - CLASS 1      $47      $148      $258      $579



PRINCIPAL VARIABLE CONTRACTS FUND                                      25
www.principal.com

GROWTH ACCOUNT

SUB-ADVISOR(S): Columbus Circle Investors ("CCI")

OBJECTIVE: The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Growth Index (as of December 31, 2006 this range was between approximately $1.2 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in foreign securities. The Account may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.


Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI seeks to select companies that meet the criteria of positive momentum and positive surprise in reported results.

Among the principal risks of investing in the Account are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .
    Underlying Fund Risk  . Active Trading Risk   . Growth Stock Risk
                          .Foreign Securities     .Initial Public Offerings
  . Exchange Rate Risk      Risk                    Risk



CCI became the Account's Sub-Advisor on January 5, 2005.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


26                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1997"26.96
"1998"21.36
"1999"16.44
"2000"-10.15
"2001"-25.5
"2002"-29.07
"2003"26.46
"2004"9.38
"2005"12.09
"2006"9.92
                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ4 '9821.35%
                               LOWEST Q1 '01-23.55%
LOGO

 The year-to-date return as of December 31, 2006 is 9.92%.

 (CLASS 1 SHARES)

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006               PAST 1 YEAR          PAST 5 YEARS          PAST 10 YEARS
 GROWTH ACCOUNT - CLASS 1 ........................
                                                           9.92                  3.87                  3.80
 GROWTH ACCOUNT - CLASS 2 ........................
                                                           9.65                  3.61                  3.49
 Russell 1000 Growth Index/(1)/ ..................         9.07                  2.69                  5.44
 Morningstar Large Growth Category Average .......         6.93                  2.88                  5.88
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 2, 1994 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
  FOR THE PERIODS ENDED DECEMBER 31, 2006                  LIFE OF ACCOUNT/(2)/
 GROWTH ACCOUNT - CLASS 1 ........................                          6.28

 GROWTH ACCOUNT - CLASS 2 ........................                          5.99

 Russell 1000 Growth Index/(1)/ ..................                          9.27
 Morningstar Large Growth Category Average .......                          9.05
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 2, 1994 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

FEES AND EXPENSES OF THE ACCOUNT /(1)/
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005                       CLASS 1               CLASS 2 /(2)/
 Management Fees.....................................         0.60%                    0.60%
 12b-1 Fees .........................................          N/A                     0.25
 Other Expenses......................................         0.02                     0.02
                                                              ----                     ----
              TOTAL ANNUAL ACCOUNT OPERATING EXPENSES         0.62%                    0.87%
 / //(1)/
  Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.80% for Class 1 shares and 1.05% for Class 2 shares.
 / //(2)/
  The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
  FOR THE YEAR ENDED DECEMBER 31, 2005
 Management Fees.....................................
 12b-1 Fees .........................................
 Other Expenses......................................
              TOTAL ANNUAL ACCOUNT OPERATING EXPENSES
 / //(1)/
  Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.80% for Class 1 shares and 1.05% for Class 2 shares.
 / //(2)/
  The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 GROWTH ACCOUNT - CLASS 1                                                                  $63   $135  $282  $711
 GROWTH ACCOUNT - CLASS 2                                                                   89    189   393   984



PRINCIPAL VARIABLE CONTRACTS FUND                                      27
www.principal.com

INCOME ACCOUNT

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide a high level of current income consistent with preservation of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
Under normal circumstances, the Account invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities (including collateralized mortgage obligations), up to 35% of which may be in below investment-grade fixed-income securities (sometimes called "junk bonds"). The Account may also invest in convertible securities and REIT securities.

The Account may also invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies. The Account may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Account may enter into dollar roll transactions, which may involve leverage and purchase and sell interest rate futures and options. The Account may lend its portfolio securities to brokers, dealers and other financial institutions. The Account may use futures, options, swaps and the derivative instruments to "hedge" or protect its portfolio from adverse movements insecurities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk.


Among the principal risks of investing in the Account are:

  .Fixed-Income                                    .Real Estate Securities
    Securities Risk        . Derivatives Risk        Risk
                           .
  . Exchange Rate Risk       Underlying Fund Risk  . Foreign Securities Risk
                                                   .
                           .High Yield               U.S. Government Securities
  . Prepayment Risk          Securities Risk         Risk
  .U.S. Government         .Portfolio Duration
    Sponsored Securities     Risk
    Risk



An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

1997    11.35
1998    7.45
1999    2.16
2000    10.45
2001    8.08
2002    9.61
2003    9.78
2004    5.56
2005    2.40
2006    4.90


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  5.00%
                               LOWEST  Q1 '96  -4.77%
LOGO

 The year-to-date return as of December 31, 2006 is 4.90%.


28                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006      PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS          LIFE OF ACCOUNT
 INCOME ACCOUNT - CLASS 1  ...............         4.90                6.41                  6.67          6.37
 INCOME ACCOUNT - CLASS 2  ...............
                                                   4.59                6.13                  6.39          6.10
 Citigroup Broad Investment-Grade Bond
 Index /(//2//)/..........................         4.33                5.10                  6.26
 Morningstar Intermediate-Term Bond
 Category Average                                  4.11                4.61                  5.51
 ///(//1//)/
  Class 1 shares began operations on May 7, 1993, and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//2//)/ Index performance does not reflect deductions for fees, expenses or taxes.

FEES AND EXPENSES OF THE ACCOUNT

 These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED) /(1)/

  FOR THE PERIOD ENDING DECEMBER 31, 2005                                     CLASS 1                          CLASS 2
 Management Fees.................................................              0.50%                            0.50%
 12b-1 Fees......................................................               N/A                             0.25%
 Other Expenses..................................................              0.02                             0.02
                                                                               ----                             ----
                          TOTAL ANNUAL ACCOUNT OPERATING EXPENSES              0.52%                            0.77%
 Expense Reimbursement /(2)/ ....................................               N/A                              N/A
                                                                               ----                             ----
                                                     NET EXPENSES              0.52%                            0.77%
 ///(1)/
   The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
 Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.55% for Class 1 shares and 0.80% for Class 2 shares.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                                1     3     5    10
 INCOME ACCOUNT - CLASS
 1                                           $53   $114  $238  $600
 INCOME ACCOUNT - CLASS
 2                                            79    167   349   876






PRINCIPAL VARIABLE CONTRACTS FUND                                      29
www.principal.com

INTERNATIONAL EMERGING MARKETS ACCOUNT

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account seeks long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

MAIN STRATEGIES AND RISKS
The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. Under normal conditions, at least 80% of the Account's net assets (plus any borrowings for investment purposes) are invested in emerging market country equity securities. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World
Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

The Account may invest assets in smaller or mid capitalization companies. PGI defines a smaller capitalization company as having a market capitalization between approximately $39 million and $3.1 billion. PGI defines a mid capitalization company as having a market capitalization between approximately $1.2 billion and $20.3 billion.

The Account may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Account may actively trade securities in an attempt to achieve its investment objective.

Among the principal risks of investing in the Account are:

  .Equity Securities
    Risk                   . Derivatives Risk        . Small Company Risk
  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Active Trading Risk
  .
    Market Segment (Small  . Emerging Market Risk    . Underlying Fund Risk
    and MidCap) Risk




30                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

PGI has been the Account's Sub-Advisor since its inception.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2001"-4.24
"2002"-7.63
"2003"57.2
"2004"24.89
"2005"34.29
"2006"38.32
                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ4 '0126.63%
                               LOWEST Q3 '01-23.90%
LOGO

 The year-to-date return as of December 31, 2006 is 38.32%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                PAST 1 YEAR     PAST 5 YEARS       LIFE OF ACCOUNT/(2)/
 INTERNATIONAL EMERGING MARKETS ACCOUNT - CLASS 1                           38.32            27.49                 19.61
 MSCI Emerging Markets Free Index - NDTR/(1)//(2)/                          32.17            26.59                 18.64
 MSCI Emerging Markets Free Index - ID/(1)/ ..........................      32.17            26.59                 14.18
 Morningstar Diversified Emerging Markets Category Average ...........      32.36            25.98                 16.26
 /(1)/
  Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/ Lifetime results are measured from the date the Account was first sold (October 24, 2000).
 ///(3)
  /This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005       CLASS 1
 Management Fees...........................   1.25%
 Other Expenses............................   0.35
                                              ----
    TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.60%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                                       1     3     5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT - CLASS 1   $163  $505  $871  $1,900



PRINCIPAL VARIABLE CONTRACTS FUND                                      31
www.principal.com

INTERNATIONAL SMALLCAP ACCOUNT

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

MAIN STRATEGIES AND RISKS
The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies similar in size to companies included in the Citigroup Extended Market Index (EMI) World ex US (as of December 31, 2006 this range was between approximately $2 million and $34.2 billion). Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

PGI believes that superior stock selection is the key to consistent out-performance. PGI seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. PGI focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


PGI focuses its stock selections on established companies that it believes have a sustainable competitive advantage. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Among the principal risks of investing in the Account are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities
    Risk                  . Exchange Rate Risk    . Active Trading Risk
  . Small Company Risk





32                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

PGI has been the Account's Sub-Advisor since its inception.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1999"93.81
"2000"-11.5
"2001"-21.85
"2002"-16.2
"2003"54.15
"2004"30.2
"2005"29.12
"2006"30.38
                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ4 '9936.59%
                               LOWEST Q3 '01-21.49%
LOGO

 The year-to-date return as of December 31, 2006 is 30.38%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT/(2)/
 INTERNATIONAL SMALLCAP ACCOUNT - CLASS 1 .............     30.38        23.14               15.17
 Citigroup Extended Market Index (EMI) World ex US/(1)/     29.43        23.72                9.36
 Morningstar Foreign Small/Mid Growth Category Average      26.73        21.07               12.37
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/ Lifetime results are measured from the date the Account was first sold (May 1, 1998).

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005       CLASS 1
 Management Fees...........................   1.19%
 Other Expenses............................   0.14
                                              ----
    TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.33%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                                  1     3     5      10
 INTERNATIONAL SMALLCAP ACCOUNT -
 CLASS 1                                       $135  $421  $729  $1,601



PRINCIPAL VARIABLE CONTRACTS FUND                                      33
www.principal.com

LARGECAP BLEND ACCOUNT

SUB-ADVISOR(S): T. Rowe Price Associates, Inc. ("T. Rowe Price")

OBJECTIVE: The Account seeks long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

MAIN STRATEGIES AND RISKS
The Account pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of December 31, 2006 this range was between approximately $1.4 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account will generally remain fully invested (less than 5% cash reserves) and will have approximately the same industry weightings as compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Account objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


The market capitalization of companies in the Account's portfolio and the S&P 500 Index will change over time, and the Account will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range. In addition, the Account has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.


T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe Price defines the primary investable universe for the portfolio as companies in the S&P 500 Index, and as such, its stock selection process will result in both growth and value stocks.


A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Account. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Account seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Account and coordinating Account investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


In pursuing its investment objective, the Account's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

Among the principal risks of investing in the Account are:


34                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities
    Risk                  . Value Stock Risk      . Growth Stock Risk
  . Exchange Rate Risk



T. Rowe Price became the Account's Sub-Advisor on March 9, 2004.

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2003"23.76
"2004"10.36
"2005"4.74
"2006"15.72                   The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ2 '0314.07%
LOGO                           LOWEST  Q1 '03  -3.91%


 The year-to-date return as of December 31, 2006 is 15.72%.

 (CLASS 1 SHARES)

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                            PAST 1 YEAR                     LIFE OF ACCOUNT/(2)/
 LARGECAP BLEND ACCOUNT - CLASS 1 .........................             15.72                                7.46
 LARGECAP BLEND ACCOUNT - CLASS 2 .........................             15.43                                7.28
 S&P 500 Index/(1)/ .............. ........................             15.79                                5.99
 Morningstar Large Blend Category Average .................             14.12                                5.57
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 1, 2002 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES/(1)// /
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005                                  CLASS 1                          CLASS 2 /(2)/
 Management Fees...........................................              0.75%                               0.75%
 12b-1 Fees................................................               N/A                                0.25
 Other Expenses............................................              0.03                                0.03
                                                                         ----                                ----
                    TOTAL ANNUAL ACCOUNT OPERATING EXPENSES              0.78%                               1.03%
 Expense Reimbursement.....................................               N/A                                 N/A
                                                                         ----                                ----
                                     NET OPERATING EXPENSES              0.78%                               1.03%
 ///(1)/Principal has contractually agreed to limit the Account' s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.78% for Class 1 shares and 1.03% for Class 2 shares.
 ///(//2//)/
  The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis..


PRINCIPAL VARIABLE CONTRACTS FUND                                      35
www.principal.com

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                1     3     5     10
 LARGECAP BLEND ACCOUNT - CLASS 1                                                            $80   $170  $354   $886
 LARGECAP BLEND ACCOUNT - CLASS 2                                                            105    223   464  1,154



36                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

LARGECAP GROWTH EQUITY ACCOUNT

SUB-ADVISOR(S): T. Rowe Price Associates, Inc. ("T. Rowe Price")

OBJECTIVE: The Account seeks to provide long-term capital appreciation.

INVESTOR PROFILE: The Account is generally a suitable investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.

The LargeCap Growth Equity Account is scheduled to be combined with the Equity Growth Account on or about May 1, 2007 pursuant to a shareholder approved reorganization.


MAIN STRATEGIES AND RISKS
The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations (those with market capitalizations within the range of companies in the Russell 1000/(R) / Growth Index (as of December 31, 2006, this range was between approximately $1.2 billion and $446.9 billion)) at the time of purchase. The Account's investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.

The market capitalization of companies in the Account's portfolio and the Russell Index will change over time and the Account will not automatically sell or cease to purchase the stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range.


T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies, as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market, in an effort to enhance income, to protect the value of portfolio securities, and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


Among the principal risks of investing in the Account are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  . Exchange Rate Risk    . Growth Stock Risk     . Active Trading Risk
  .Foreign Securities
    Risk




PRINCIPAL VARIABLE CONTRACTS FUND                                      37
www.principal.com

T. Rowe Price became the Account's Sub-Advisor on September 22, 2006.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2001"-30.08
"2002"-33.27
"2003"23.14
"2004"3.16
"2005"3.63
"2006"2.73
                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ4 '0112.16%
                               LOWEST Q3 '01-21.14%
LOGO

 The year-to-date return as of December 31, 2006 is 2.73%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006         PAST 1 YEAR  PAST 5 YEARS      LIFE OF ACCOUNT/(2)/
 LARGECAP GROWTH EQUITY ACCOUNT - CLASS 1 ......
                                                     2.73         -2.03                          -10.86
 Russell 1000 Growth Index/(1)/ ................     9.07          2.69                           -6.99
 Morningstar Large Growth Category Average .....     6.93          2.88                           -5.29
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2) /Lifetime results are measured from the date the Account was first sold (October 24, 2000).

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005       CLASS 1
 Management Fees...........................   1.00%
 Other Expenses............................   0.09%
                                              ----
    TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.09%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------
                                                 1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT - CLASS 1     $111  $347  $601  $1,329



38                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

LARGECAP STOCK INDEX ACCOUNT

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account seeks long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that compose the S&P 500 Index. PGI attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2006, the market capitalization range of the Index was between approximately $1.4 billion and $446.9 billion. Over the long-term, PGI seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P MidCap 400. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.


PGI reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Account's assets. PGI may also elect to omit any S&P 500 stocks from the Account if such stocks are issued by an affiliated company.


Among the principal risks of investing in the Account are:

  . Equity Securities Risk              . Market Segment (LargeCap) Risk



NOTE: "Standard & Poor's 500" and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by Principal. The Account is not sponsored, endorsed, sold, or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

PGI has been the Account's Sub-Advisor since its inception.


PRINCIPAL VARIABLE CONTRACTS FUND                                      39
www.principal.com

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-9.67
"2001"-12.1
"2002"-22.44
"2003"28.32
"2004"10.39
"2005"4.47
"2006"15.57
                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ2 '0315.28%
                               LOWEST Q3 '02-17.27%
LOGO

 The year-to-date return as of December 31, 2006 is 15.57%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006         PAST 1 YEAR  PAST 5 YEARS     LIFE OF ACCOUNT/(2)/
 LARGECAP STOCK INDEX ACCOUNT - CLASS 1 ........     15.57         5.81                          1.81
 S&P 500 Index/(1)/ .............. .............     15.79         6.19                          0.54
 Morningstar Large Blend Category Average ......     14.12         5.92                          1.55
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2) /Lifetime results are measured from the date the Account was first sold (May 3, 1999).

FEES AND EXPENSES OF THE ACCOUNT.
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005                       CLASS 1
 Management Fees ................. ....................      0.25%*
 Other Expenses .................. ....................      0.03
                                                             ----
                TOTAL ANNUAL ACCOUNT OPERATING EXPENSES      0.28%
 *The management fee was reduced from 0.35% of the Fund's average daily net assets effective January 1, 2006.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 LARGECAP STOCK INDEX ACCOUNT - CLASS 1                                                $29   $90   $157  $356



40                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

LARGECAP VALUE ACCOUNT

SUB-ADVISOR(S): AllianceBernstein L.P. ("AllianceBernstein")

OBJECTIVE: The Account seeks long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

MAIN STRATEGIES AND RISKS
The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, AllianceBernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its net assets (less any borrowings for investment purposes) in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2006, this range was between approximately $1.3 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

AllianceBernstein employs an investment strategy, generally described as "value" investing. The firm seeks securities that exhibit low financial ratios, can be acquired for less than what AllianceBernstein believes is the issuer's intrinsic value, or whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


Among the principal risks of investing in the Account are:

                                                                                    .Market Segment (LargeCap)
  . Equity Securities Risk                                  . Derivatives Risk        Risk
  . Underlying Fund Risk                                    . Value Stock Risk      . Foreign Securities Risk
  . Foreign Exchange Risk



AllianceBernstein has been the Account's Sub-Advisor since its inception.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


PRINCIPAL VARIABLE CONTRACTS FUND                                      41
www.principal.com

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2003"28.05
"2004"13.09
"2005"5.44
"2006"21.55                   The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ2 '0316.19%
LOGO                           LOWEST  Q1 '03  -5.04%


 The year-to-date return as of December 31, 2006 is 21.55%.

AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006  PAST 1 YEAR    LIFE OF ACCOUNT/(2)/
 LARGECAP VALUE ACCOUNT - CLASS 1  ......
                                              21.55              10.47
 Russell 1000 Value Index/(1)/ ... ......     22.25               8.81
 Morningstar Large Value Category Average     18.18               6.76
 /(1)/
  Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Lifetime results are measured from the date the Account was first sold (May
  1, 2002).

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005                 CLASS 1
 Management Fees.....................................   0.75%
 Other Expenses......................................   0.02
                                                        ----
              TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.77%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 LARGECAP VALUE ACCOUNT - CLASS 1                                                      $79   $246  $428  $954



42                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

MIDCAP ACCOUNT

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account seeks to achieve capital appreciation.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap/(R)/ Index (as of December 31, 2006, this range was between approximately $1.2 billion and $20.3 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities. The Account may engage in certain options transactions, enter into financial futures contracts, and related options for the purpose of portfolio management.

In selecting securities for investment, the Sub-Advisor, PGI, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


PGI believes that superior stock selection is the key to consistent out-performance. PGI seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research.


PGI focuses its stock selections on established companies that it believes have a sustainable competitive advantage. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


Among the principal risks of investing in the Account are:

                                                                                     .Market Segment (MidCap)
  . Equity Securities Risk                                  . Mid Cap Stock Risk       Risk
                                                            .Foreign Securities
  . Small Company Risk                                        Risk                   . Derivatives Risk
                                                                                     .Initial Public Offerings
  . Underlying Fund Risk                                    . Exchange Rate Risk       Risk
  . Active Trading Risk



PGI has been the Account's Sub-Advisor since its inception.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


PRINCIPAL VARIABLE CONTRACTS FUND                                      43
www.principal.com

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1997"22.75
"1998"3.69
"1999"13.04
"2000"14.59
"2001"-3.71
"2002"-8.75
"2003"32.81
"2004"17.76
"2005"9.21
"2006"14.23
                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ4 '9923.31%
                               LOWEST Q3 '98-20.01%
LOGO

 The year-to-date return as of December 31, 2006 is 14.23%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS     LIFE OF ACCOUNT/(2)/
 MIDCAP ACCOUNT - CLASS 1 .................
                                                14.23        12.23          10.95                          14.12
 Russell Midcap Index/(1)/ ................     15.26        12.88          12.14                          14.57
 Morningstar Mid-Cap Blend Category Average     13.92        10.51          10.99                          14.12
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2) /Lifetime results are measured from the date the Account was first sold (December 18, 1987).

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005     CLASS 1
 Management Fees.........................   0.57%
 Other Expenses..........................   0.01
                                            ----
  TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.58%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 MIDCAP ACCOUNT - CLASS 1                                                                  $59   $186  $324  $726



44                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

MIDCAP GROWTH ACCOUNT

SUB-ADVISOR(S): Mellon Equity Associates, LLP ("Mellon Equity")

OBJECTIVE: The Account seeks long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Growth Index (as of December 31, 2006, this range was between approximately $1.2 billion and $20.3 billion)) at the time of purchase. In the view of the Mellon Equity, many medium-sized companies:
.. are in fast growing industries,
.. offer superior earnings growth potential, and .. are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Account may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Equity uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell," or "hold." The decision to buy, sell or hold is made by Mellon Equity based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Equity manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks of investing in the Account are:

  .Equity Securities                               .Market Segment (MidCap)
    Risk                  . Derivatives Risk         Risk
  .Foreign Securities                              .Initial Public Offerings
    Risk                  . Growth Stock Risk        Risk
  . Exchange Rate Risk    . MidCap Stock Risk      . Emerging Market Risk



Mellon Equity has been the Account's Sub-Advisor since its inception.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


PRINCIPAL VARIABLE CONTRACTS FUND                                      45
www.principal.com

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1999"10.67
"2000"8.1
"2001"-16.92
"2002"-26.27
"2003"40.58
"2004"11.82
"2005"13.72
"2006"9.65
                              The Account's highest/lowest quarterly returns
                               during this
                              time period were:
                               HIGHESTQ4 '0124.12%
                               LOWEST Q3 '01-25.25%
LOGO

 The year-to-date return as of December 31, 2006 is 9.65%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006         PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT/(2)/
 MIDCAP GROWTH ACCOUNT - CLASS 1 . .............      9.65         7.64               3.85
 Russell Midcap Growth Index/(1)/  .............     10.66         8.22               5.30
 Morningstar Mid-Cap Growth Category Average          9.01         6.48               6.65
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/ Lifetime results are measured from the date the Account was first sold (May 1, 1998).

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005       CLASS 1
 Management Fees...........................   0.90%
 Other Expenses............................   0.02
                                              ----
    TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.92%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 MIDCAP GROWTH ACCOUNT - CLASS 1             $94   $293  $509  $1,131



46                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

MIDCAP STOCK ACCOUNT

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide long-term capital appreciation.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Account invests primarily in common stocks of U.S. companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the S&P MidCap 400 Index, which as of December 31, 2006 ranged between approximately $522 million and $10.6 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account may invest up to 20% of its assets in real estate investment trust ("REIT") securities. The Account may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called ''junk bonds''). The Account may also inveset in money market instruments for temporary or defensive purposes.


The Account may purchase or sell U.S. government securities and collateralized mortgage obligations on a ''when-issued'' or ''delayed-delivery'' basis in an aggregate of up to 20% of the market value of its total assets. The Account may invest up to 25% of its assets in securities of foreign issuers.


In determining whether securities should be sold, Edge considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Account will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the S&P MidCap 400 Index.

Among the principal risks of investing in the Account are:

                                                      .
                              .Foreign Securities       Market Segment (MidCap)
  . Equity Securities Risk      Risk                    Risk
                              .Real Estate
  . Small Company Risk          Securities Risk       . Derivatives Risk
                                                      .
                                                        Fixed-Income Securities
  . Underlying Fund Risk      . Exchange Rate Risk      Risk
                              .High Yield
  . MidCap Stock Risk           Securities Risk       . Prepayment Risk
  .U.S. Government
    Securities Risk



An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


PRINCIPAL VARIABLE CONTRACTS FUND                                      47
www.principal.com

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

"2001"11.99
"2002"-10.35
"2003"27.73
"2004"14.59
"2005"13.39
"2006"16.88
                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '01  14.46%
                               LOWEST  Q3 '02  -13.54%
LOGO

 The year-to-date return as of December 31, 2006 is 16.88%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                             PAST 1 YEAR
 MIDCAP STOCK ACCOUNT - CLASS 1 ........................................
                                                                                         16.88
 MIDCAP STOCK ACCOUNT - CLASS 2 ........................................
                                                                                         16.56
 S&P MidCap 400 Index /(//3//)/ ........................................                 10.32
 Morningstar Mid-Cap Blend Category Average                                              13.92
 ///(//1//)/ Performance reflects the performance of the predecessor fund.
 ///(//2//)/
  Class 1 shares began operations on May 1, 2000 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  FOR THE PERIODS ENDED DECEMBER 31, 2006                                             PAST 5 YEARS
 MIDCAP STOCK ACCOUNT - CLASS 1 ........................................                 11.70

 MIDCAP STOCK ACCOUNT - CLASS 2 ........................................                 11.43

 S&P MidCap 400 Index /(//3//)/ ........................................                 10.89
 Morningstar Mid-Cap Blend Category Average                                              10.51
 ///(//1//)/ Performance reflects the performance of the predecessor fund.
 ///(//2//)/
  Class 1 shares began operations on May 1, 2000 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  FOR THE PERIODS ENDED DECEMBER 31, 2006                                  LIFE OF ACCOUNT /(2)/
 MIDCAP STOCK ACCOUNT - CLASS 1 ........................................           13.20

 MIDCAP STOCK ACCOUNT - CLASS 2 ........................................           12.94

 S&P MidCap 400 Index /(//3//)/ ........................................
 Morningstar Mid-Cap Blend Category Average
 ///(//1//)/ Performance reflects the performance of the predecessor fund.
 ///(//2//)/
  Class 1 shares began operations on May 1, 2000 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or ta

FEES AND EXPENSES OF THE ACCOUNT

 These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED) /(1)/

  FOR THE PERIOD ENDING DECEMBER 31, 2005                                     CLASS 1                          CLASS 2
 Management Fees.................................................              0.75%                            0.75%
 12b-1 Fees......................................................               N/A                             0.25%
 Other Expenses..................................................              0.01                             0.01
                                                                               ----                             ----
                          TOTAL ANNUAL ACCOUNT OPERATING EXPENSES              0.76%                            1.01%
 Expense Reimbursement /(2)/ ....................................               N/A                              N/A
                                                                               ----                             ----
                                                     NET EXPENSES              0.76%                            1.01%

 /(1)/ The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

 /(2)/Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.80% for Class 1 shares and 1.05% for Class 2 shares.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                               1     3     5     10
 MIDCAP STOCK ACCOUNT - CLASS 1             $78   $165  $345   $865
 MIDCAP STOCK ACCOUNT - CLASS 2             103    219   455  1,133




48                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

MIDCAP VALUE ACCOUNT

SUB-ADVISOR(S): Neuberger Berman Management, Inc. ("Neuberger Berman") and
          Jacobs Levy Equity Management, Inc. ("Jacobs Levy")

OBJECTIVE: The Account seeks long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of December 31, 2006, this range was between approximately $1.3 billion and $19.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well-known to the new and unseasoned. The Account may invest up to 25% of its assets in securities of foreign companies.

Each of the Sub-Advisors selects stocks using a value oriented investment approach. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational, and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


Jacobs Levy selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as "disentangling." The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.


Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


Principal determines the portion of the Account's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Account assets among the Sub-Advisors.

Among the principal risks of investing in the Account are:

  .Equity Securities                                .Market Segment (MidCap)
    Risk                   . Value Stock Risk         Risk
  . Small Company Risk     . MidCap Stock Risk




PRINCIPAL VARIABLE CONTRACTS FUND                                      49
www.principal.com

Neuberger Berman has been the Account's Sub-Advisor since its inception. Jacobs Levy has been the Account's Sub-Advisor since July 1, 2006.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2000"31.03
"2001"-2.58
"2002"-9.96
"2003"36.49
"2004"22.67
"2005"10.55
"2006"13.27
                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  14.93%
                               LOWEST Q3 '02 -14.54%
LOGO

 The year-to-date return as of December 31, 2006 is 13.27%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006         PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT/(2)/
 MIDCAP VALUE ACCOUNT - CLASS 1 .. .............     13.27        13.55               13.60
 Russell Midcap Value Index/(1)/ . .............     20.22        15.88               10.93
 Morningstar Mid-Cap Value Category Average          15.89        11.55               10.54
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/ Lifetime results are measured from the date the Account was first sold (May 3, 1999).

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005       CLASS 1
 Management Fee .................. ........   1.05%
 Other Expenses .................. ........   0.02
                                              ----
    TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.07%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 MIDCAP VALUE ACCOUNT - CLASS 1              $109  $340  $590  $1,306



50                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

MONEY MARKET ACCOUNT

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk. As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MAIN STRATEGIES AND RISKS
The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the redemption of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or, . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


PRINCIPAL VARIABLE CONTRACTS FUND                                      51
www.principal.com

Among the principal risks of investing in the Account are:

  .Municipal Securities       .Fixed-Income           .U.S. Government
    Risk                        Securities Risk         Securities Risk
                              .U.S. Government
  .Eurodollar and Yankee        Sponsored Securities
    Obligations Risk            Risk



PGI has been the Account's Sub-Advisor since its inception.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES)

"1997"5.04
"1998"5.2
"1999"4.84
"2000"6.07
"2001"3.92
"2002"1.42
"2003"0.74
"2004"0.92
"2005"2.69
"2006"4.67
                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123
LOGO

 The year-to-date return as of December 31, 2006 is 4.67%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                        PAST 1 YEAR            PAST 5 YEARS
 MONEY MARKET ACCOUNT - CLASS 1 ..........................................
                                                                                    4.67                    2.08
 MONEY MARKET ACCOUNT - CLASS 2...........................................          4.35                    1.71
 Lehman Brothers U.S. Treasury Bellwethers 3 Month Index/ //(1)/ .........          4.86                    2.42
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(//2//)/
  Class 1 shares began operations on March 18, 1983 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the peiords prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustement results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
  FOR THE PERIODS ENDED DECEMBER 31, 2006                                        PAST 10 YEARS         LIFE OF ACCOUNT/(//2//)/
 MONEY MARKET ACCOUNT - CLASS 1 ..........................................           3.56                       3.21

 MONEY MARKET ACCOUNT - CLASS 2...........................................           3.21                       2.92
 Lehman Brothers U.S. Treasury Bellwethers 3 Month Index/ //(1)/ .........           3.84
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(//2//)/
  Class 1 shares began operations on March 18, 1983 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the peiords prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustement results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES /(1)/
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005                         CLASS 1               CLASS 2 /(2)/
 Management Fees......................................          0.49%                    0.49%
 12b-1 Fees...........................................           N/A                     0.25
 Other Expenses.......................................          0.12                     0.12
                                                                ----                     ----
               TOTAL ANNUAL ACCOUNT OPERATING EXPENSES          0.61%                    0.86%
 Expense Reimbursement................................           N/A                      N/A
                                                                ----                     ----
                                          NET EXPENSES          0.61%                    0.86%
 ///(1) //
  /Principal has contractually agreed to limit the Account' s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.72% for
  Class 1 shares and 0.97% for Class 2 shares.
 ///(//2//) //
  /The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
  FOR THE YEAR ENDED DECEMBER 31, 2005
 Management Fees......................................
 12b-1 Fees...........................................
 Other Expenses.......................................
               TOTAL ANNUAL ACCOUNT OPERATING EXPENSES
 Expense Reimbursement................................
                                          NET EXPENSES
 ///(1) //
  /Principal has contractually agreed to limit the Account' s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.72% for
  Class 1 shares and 0.97% for Class 2 shares.
 ///(//2//) //
  /The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.


52                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 MONEY MARKET ACCOUNT - CLASS 1             $62   $133  $278  $700
 MONEY MARKET ACCOUNT - CLASS 2              88    187   389   973



PRINCIPAL VARIABLE CONTRACTS FUND                                      53
www.principal.com

MORTGAGE SECURITIES ACCOUNT

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide a high level of current income consistent with safety and liquidity.

INVESTOR PROFILE: The Account may be appropriate for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Account invests primarily in mortgage-backed securities, including collateralized mortgage obligations. The Account may also invest in dollar rolls, which may involve leverage.

Under normal circumstances, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements. The Account may also invest in U.S. government securities. Certain issuers of U.S. government securities are sponsored or chartered by Congress but their securities are neither issued or guaranteed by the U.S. Treasury.


The Account invests in mortgage securities which represent good longer term value, taking into account potential returns, prepayment and credit risk as well as deal-structure where appropriate. The Account also invests in Treasury and Agency securities primarily for duration and liquidity management purposes.


Among the principal risks of investing in the Account are:

  .Fixed-Income
    Securities Risk        . Derivatives Risk          . Prepayment Risk
  .Portfolio Duration      .U.S. Government
    Risk                     Securities Risk           . Underlying Fund Risk
  .U.S. Government         .Credit and Counterparty
    Sponsored Securities     Risk
    Risk



An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

1997    9.42
1998    7.03
1999    0.51
2000    9.73
2001    7.79
2002    8.87
2003    2.14
2004    3.78
2005    2.27
2006    4.45
                               The Account's highest/lowest quarterly returns
                              during this
                               time period were:
                                HIGHEST Q3 '01  4.25%
                                LOWEST  Q2 '04  -1.26%
 LOGO

  The year-to-date return as of December 31, 2006 is 4.45%.


 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                             PAST 1 YEAR                 PAST 5 YEARS
 MORTGAGE SECURITIES ACCOUNT - CLASS 1                                    4.45                        4.27
 MORTGAGE SECURITIES ACCOUNT - CLASS 2                                    4.22                        4.03
 Citigroup Mortgage Index /(//3//)/ .........................             5.17                        4.90
 Morningstar Short Government Category Average                            3.66                        2.93
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The Fund's performance in 1998 benefited from the agreement of Edge
  Asset Management and its affiliates to limit the Fund's expenses. On March 1, 2004, the investment policies of the predecessor
  Fund were modified. As a result, the predecessor Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.
 /(2)/
  Class 1 shares began operations on May 6, 1993 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  FOR THE PERIODS ENDED DECEMBER 31, 2006                             PAST 10 YEARS                  LIFE OF ACCOUNT
                                                                                                          /(2)/
 MORTGAGE SECURITIES ACCOUNT - CLASS 1                                     5.55                                    5.37
 MORTGAGE SECURITIES ACCOUNT - CLASS 2                                     5.30                                    5.11
 Citigroup Mortgage Index /(//3//)/ .........................              6.18
 Morningstar Short Government Category Average                             4.46
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The Fund's performance in 1998 benefited from the agreement of Edge
  Asset Management and its affiliates to limit the Fund's expenses. On March 1, 2004, the investment policies of the predecessor
  Fund were modified. As a result, the predecessor Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.
 /(2)/
  Class 1 shares began operations on May 6, 1993 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses, or taxes.


54                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

FEES AND EXPENSES OF THE ACCOUNT

 These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED)/(1)/

  FOR THE YEAR ENDED DECEMBER 31, 2005                                       CLASS 1                           CLASS 2
 Management Fees...............................................               0.50%                             0.50%
 12b-1 Fees....................................................                N/A                              0.25
 Other Expenses................................................               0.01                              0.01
                                                                              ----                              ----
                        TOTAL ANNUAL ACCOUNT OPERATING EXPENSES               0.51%                             0.76%
 Expense Reimbursement/(2).....................................
 /.............................................................                N/A                               N/A
                                                                              ----                              ----
                                                   NET EXPENSES               0.51%                             0.76%
 ///(1)//
  // /The estimated expenses shown in the table are intended to reflect those that will be in the effect on any ongoing basis.
 /(//2)////
  /Principal has contractually agreed to limit the Account's expenses attributable to Class 1 shares and Class 2 shares and, if necessary, pay expenses normally payable by the Account through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.54% for Class 1 shares and 0.79% for Class 2 shares.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                                                       1     3     5    10
 MORTGAGE SECURITIES ACCOUNT - CLASS 1              $52   $111  $233  $588
 MORTGAGE SECURITIES ACCOUNT - CLASS 2               78    165   345   865




PRINCIPAL VARIABLE CONTRACTS FUND                                      55
www.principal.com

PRINCIPAL LIFETIME ACCOUNTS

Principal Variable Contracts Fund, Inc. offers Accounts that are designed to meet the needs of an investor who wants an investment option that is suited to the investor's particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Accounts to align, over time, underlying investments with the changing risk tolerance of the investor. These Accounts are sometime referred as "target date funds." The target date Accounts offered by the Fund are: Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, and Principal LifeTime Strategic Income (the "LifeTime Accounts").


OBJECTIVE: The investment objective of each of the LifeTime 2010, 2020, 2030, 2040, and 2050 Accounts is to seek a total return consisting of long-term growth of capital and current income.

          The investment objective of the LifeTime Strategic Income Account is to seek current income.


MAIN STRATEGIES AND RISKS
To pursue its goal, each LifeTime Account invests in other Principal Accounts (the "underlying funds") that Principal and PGI, the Account's Sub-Advisor, consider appropriate based on the remaining time horizon of a particular LifeTime Account and the expected risk tolerance of those investors who have chosen that time horizon. The underlying funds provide each Account with exposure to a broad range of asset classes, including domestic and foreign equity and fixed-income securities. In the case of Principal LifeTime Strategic Income Account, most of the Account's assets are invested in underlying funds which are intended primarily to give the Account broad exposure to income-producing securities through their investments in fixed-income securities, "hybrid" securities - such as real estate securities and preferred securities, which may produce current income as well as capital gains - and dividend generating domestic and foreign stocks.

Both Principal and PGI provide investment advisory services to the LifeTime Accounts. Principal has hired PGI to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for each LifeTime Account. PGI is also responsible for employing an active rebalancing strategy which is designed to identify asset classes that appear attractive or unattractive over the short term.

After PGI sets the percentage of Account assets to be allocated to a particular asset class, Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Shifts in asset class targets or underlying funds may occur in response to the normal evaluative processes of PGI and Principal, the shortening time horizon of an Account or market forces or Account circumstances which indicate that changes in allocations may be appropriate. Principal may, at any time, add, remove, or substitute underlying funds in which a LifeTime Account invests.

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. In addition, qualitative factors such as organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading, and compliance systems of the underlying fund's Sub-Advisor are also evaluated. There are no minimum or maximum percentages of assets that a LifeTime Account must invest in a specific asset class or underlying fund. Principal determines whether to use cash flows or asset transfers or both to achieve the target weights established from time to time for underlying funds. Principal monitors the performance of the Sub-Advisor of each underlying fund relative to that fund's appropriate benchmark and peer group.


Over time, PGI intends to gradually shift the asset allocation targets of each LifeTime Account (other than the LifeTime Strategic Income Account) to accommodate investors progressing from asset accumulation years to income-generation years. It is expected that, within 10 to 15 years after its target year, a LifeTime Account's underlying fund allocation will match that of the LifeTime Strategic Income Account. At that time the LifeTime Account may be


56                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
combined with the LifeTime Strategic Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


There can be no assurance that any LifeTime Account will achieve its investment objective. The net asset value of each of the LifeTime Account's shares is affected by changes in the value of the securities it owns. The Account's performance is directly related to the performance of the underlying funds. The ability of each LifeTime Account to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.


The broad diversification of each LifeTime Account is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of a LifeTime Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Each LifeTime Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. The primary risks associated with investing in the undelrying funds are identified in the summary of each underlying funds in this prospectus.


The greater the investment by each LifeTime Account in Accounts that invest primarily in stocks, the greater the potential exposure to the following risks:

  .Equity Securities
    Risk                  . Growth Stock Risk         . Value Stock Risk
                          .Market Segment
  . Derivatives Risk        (LargeCap) Risk           . Exchange Rate Risk
  . Active Trading Risk   . Underlying Fund Risk



The greater the investment by each LifeTime Account in Accounts that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks:

                               .
                                 Municipal Securities  .Portrfolio Duration
  . Fixed-Income Risk            Risk                    Risk
  .U.S. Government             .U.S. Government
    Securities Risk              Sponsored Securities
                                 Risk



The greater the investment by each LifeTime Account in Accounts that invest in overseas investments, the greater the potential exposure to the following risks:

  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Small Company Risk
  . Market Segment Risk    . Derivatives Risk



Each Principal LifeTime Account is also subject to the following risks:



PAYMENT IN KIND LIQUIDITY RISK . Under certain circumstances, an underlying fund may determine to pay a redemption request by a LifeTime Account wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the LifeTime Accounts may hold portfolio securities until Principal determines that it is appropriate to dispose of such securities.



CONFLICT OF INTEREST RISK . The officers, directors, advisor, distributor, and transfer agent of the LifeTime Accounts serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the LifeTime Accounts and the underlying funds. Because Principal and its affiliated companies earn different fees from the underlying funds in which the LifeTime Accounts invest, there may be a conflict between the interests of the LifeTime Accounts and the economic interests of Principal and its affiliates.


As of December 31, 2005, each LifeTime Account's assets were allocated among the underlying funds as identified in the table below.


PRINCIPAL VARIABLE CONTRACTS FUND                                      57
www.principal.com

                                                                                    PRINCIPAL
                            PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL   LIFETIME
                            LIFETIME   LIFETIME   LIFETIME   LIFETIME   LIFETIME    STRATEGIC
                              2010       2020       2030       2040       2050       INCOME
     UNDERLYING FUND         ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT     ACCOUNT
     ---------------        ---------  ---------  ---------  ---------  ---------   ---------
 Bond                         38.8%      34.5%      24.8%      16.6%       8.7%       41.7%
 Capital Value                 3.0        7.3        5.0        5.9        6.5         1.5
 Diversified International     5.6        9.9       10.2       13.1       14.8         3.4
 Equity Income                 6.1        6.1        5.0        2.7        2.0         6.2
 LargeCap Growth Equity        8.1        5.9       14.4       16.0       18.8         4.0
 LargeCap Stock Index         10.1       16.9       18.4       21.5       24.7         5.5
 LargeCap Value                5.1        5.6        9.0       10.9       12.4         3.0
 Money Market                 10.7        0.0        0.0        0.0        0.0        23.4
 Real Estate Securities        8.5        8.8        7.2        4.8        2.1         9.3
 SmallCap                      4.0        2.0        2.0        3.5        4.0         2.0
 SmallCap Growth               0.0        1.5        2.0        2.5        3.0         0.0
 SmallCap Value                0.0        1.5        2.0        2.5        3.0         0.0



HISTORICAL PERFORMANCE
The following bar charts and tables show the historical investment performance of each LifeTime Account. The bar chart for each Account shows how the Account's total return has varied year-by-year, and the table for the Account shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Account. An Account's past performance is not necessarily an indication of how the Account will perform in the future. Each Account's investment return is net of the operating expenses of each of the underlying funds. Separate account and cost of insurance and other contract level expenses are not reflected in LifeTime Account performance. Total returns would be lower if such expenses were included.

                        PRINCIPAL LIFETIME 2010 ACCOUNT

PRINCIPAL INVESTMENT STRATEGIES

The Account invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account's asset allocation will become more conservative over time.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2005"5.7
2006    12.30


LOGO

                                                            The Account's highest/lowest quarterly
                                                            returns during this
                                                            time period were:
                                                             HIGHEST Q4 '06       5.11%
                                                             LOWEST Q1 '05-1.64%


 The year-to-date return as of December 31, 2006 is 12.30%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                         PAST 1 YEAR               LIFE OF ACCOUNT/(1)/
 PRINCIPAL LIFETIME 2010 ACCOUNT - CLASS 1 .............................             12.30                         11.79
 S&P 500 Index /(2)/ ...................................................             15.79                         11.66
 Lehman Brothers Aggregate Bond Index /(2)/ ............................              4.33                          2.75
 Morningstar Target-Date 2000-2014 Category Average ....................              8.60                            XX
 /(1)/// Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).
 ///(2)/ Index performance does not reflect deductions for fees, expenses, or taxes.


58                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

                        PRINCIPAL LIFETIME 2020 ACCOUNT

PRINCIPAL INVESTMENT STRATEGIES

The Account invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account's asset allocation will become more conservative over time.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2005"6.77
2006    15.16

LOGO

                                                            The Account's highest/lowest quarterly
                                                            returns during this
                                                            time period were:
                                                             HIGHEST Q4 '06  6.11%
                                                             LOWEST  Q1 '05  -1.60%


 The year-to-date return as of December 31, 2006 is 15.16%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                          PAST 1 YEAR             LIFE OF ACCOUNT /(1)/
 PRINCIPAL LIFETIME 2020 ACCOUNT - CLASS 1 ..............................             15.16                        14.07
 S&P 500 Index /(2)/ ....................................................             15.79                        11.66
 Lehman Brothers Aggregate Bond Index /(2)/ .............................              4.33                         2.75
 Morningstar Target-Date 2015-2029 Category Average .....................             12.41                         4.28
 /(1)/ Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).
 ///(2)/ Index performance does not reflect deductions for fees, expenses, or taxes.

                        PRINCIPAL LIFETIME 2030 ACCOUNT

PRINCIPAL INVESTMENT STRATEGIES

The Account invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account's asset allocation will become more conservative over time.


PRINCIPAL VARIABLE CONTRACTS FUND                                      59
www.principal.com

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2005"6.76
2006    14.83

LOGO

                                                            The Account's highest/lowest quarterly
                                                            returns during this
                                                            time period were:
                                                             HIGHEST Q4 '06  6.54%
                                                             LOWEST  Q1 '05  -1.59%


 The year-to-date return as of December 31, 2006 is 14.83%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                         PAST 1 YEAR             LIFE OF ACCOUNTS /(1)/
 PRINCIPAL LIFETIME 2030 ACCOUNT - CLASS 1 .............................             14.83                        13.91
 S&P 500 Index /(2)/ ...................................................             15.79                        11.66
 Lehman Brothers Aggregate Bond Index /(//2)/ ..........................              4.33                         2.75
 Morningstar Target-Date 2030+ Category Average ........................             14.40                           XX
 /(1)/ Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).
 ///(2)/ Index performance does not reflect deductions for fees, expenses, or taxes.

                        PRINCIPAL LIFETIME 2040 ACCOUNT

PRINCIPAL INVESTMENT STRATEGIES

The Account invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account's asset allocation will become more conservative over time.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2005"7.27
2006    14.83

LOGO

                                                            The Account's highest/lowest quarterly
                                                            returns during this
                                                            time period were:
                                                             HIGHEST Q4 '06  7.00%
                                                             LOWEST  Q2 '06  -1.85%


 The year-to-date return as of December 31, 2006 is 15.13%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                         PAST 1 YEAR              LIFE OF ACCOUNT /(1)/
 PRINCIPAL LIFETIME 2040 ACCOUNT - CLASS 1 .............................             15.13                         14.80
 S&P 500 Index /(2)/ ...................................................             15.79                         11.66
 Lehman Brothers Aggregate Bond Index /(2)/ ............................              4.33                          2.75
 Morningstar Target-Date 2030+ Category Average ........................             14.40                            XX
 /(1)/// Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).
 ///(2)/ Index performance does not reflect deductions for fees, expenses, or taxes.


60                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

                        PRINCIPAL LIFETIME 2050 ACCOUNT

PRINCIPAL INVESTMENT STRATEGIES

The Account invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account's asset allocation will become more conservative over time.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2005"7.56
2006    15.49

LOGO

                                                            The Account's highest/lowest quarterly
                                                            returns during this
                                                            time period were:
                                                             HIGHEST Q4 '06  7.46%
                                                             LOWEST  Q2 '06  -2.08%


 The year-to-date return as of December 31, 2006 is 15.49%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                         PAST 1 YEAR              LIFE OF ACCOUNT /(1)/
 PRINCIPAL LIFETIME 2050 ACCOUNT - CLASS 1 .............................             15.49                         15.06
 S&P 500 Index /(2)/ ...................................................             15.79                         11.66
 Lehman Brothers Aggregate Bond Index /(2)/ ............................              4.33                          2.75
 Morningstar Target-Date 2030+ Category Average ........................             14.40
 /(1)/// Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).
 ///(2)/ Index performance does not reflect deductions for fees, expenses, or taxes.

                  PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT

PRINCIPAL INVESTMENT STRATEGIES

The Account invests primarily in underlying fixed-income accounts, but also invests in underlying equity and hybrid Accounts according to an asset allocation strategy designed for investors seeking current income from their investment.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2005"4.96
2006    10.26

LOGO

                                                            The Account's highest/lowest quarterly
                                                            returns during this
                                                            time period were:
                                                             HIGHEST Q2 '05  3.87%
                                                             LOWEST Q1 '05-1.78%


 The year-to-date return as of December 31, 2006 is 10.26%.


PRINCIPAL VARIABLE CONTRACTS FUND                                      61
www.principal.com

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                          PAST 1 YEAR             LIFE OF ACCOUNT /(1)/
 PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT - CLASS 1                                10.26                         9.86
 S&P 500 Index /(//2)/ ..................................................             15.79                        11.66
 Lehman Brothers Aggregate Bond Index /(2)/ .............................              4.33                         2.75
 Morningstar Target-Date 2000-2014 Category Average .....................              8.60                           XX
 /(1)/ Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).
 ///(2)/ Index performance does not reflect deductions for fees, expenses, or taxes.

FEES AND EXPENSES OF THE LIFETIME ACCOUNTS
The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the LifeTime Accounts during the fiscal year ended December 31, 2005. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the LifeTime Accounts through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended December 31, 2005.

The examples are intended to help you compare the cost of investing in an Account with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in an Account for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Account's operating expenses, including the operating expenses of the underlying funds, remain the same. Although your actual costs may be higher or lower than those shown in the examples.


These fees and expenses shown in the table and included in the examples do not include the effect of any sales charge, separate account expenses or contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the performance shown.

        10 YEARS                                               ANNUAL FUND OPERATING EXPENSES
                                                    (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS)/(1)/
                         ------------------------------------------------------------------------------------------------
                                                                                                             ACQUIRED
                                                                                                               FUND
                                                                                                           ("UNDERLYING
                                                                                                              FUND")
                          MANAGEMENT       OTHER       GROSS FEES         EXPENSE          NET FEES          FEES AND
  CLASS 1 SHARES             FEES        EXPENSES     AND EXPENSES     REIMBURSEMENT     AND EXPENSES        EXPENSES
 Principal LifeTime
 2010                        0.12%         0.08%          0.20%            0.04%             0.16%            0.72%
 Principal LifeTime
 2020                        0.12          0.04           0.16             0.03              0.13             0.74
 Principal LifeTime
 2030                        0.12          0.26           0.38             0.22              0.16             0.79
 Principal LifeTime
 2040                        0.12          0.44           0.56             0.43              0.13             0.78
 Principal LifeTime
 2050                        0.12          0.99           1.11             0.99              0.12             0.91
 Principal LifeTime
 Strategic Income            0.12          0.15           0.27             0.13              0.14             0.64
 ///(//1)//
  /Principal has contractually agreed to limit the Account's expenses (not including underlying fund expenses) and if necessary, pay expenses normally payable by the Accounts, through the period ending April 30, 2007. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.16% for the
  Principal LifeTime 2010 Account, 0.13% for the Principal LifeTime 2020 Account, 0.16% for the Principal LifeTime 2030 Account,
  0.13% for the Principal LifeTime 2040 Account, 0.12% for the Principal LifeTime 2050 Account and 0.14% for the Principal Strategic
  Income Account.
        10 YEARS


                             TOTAL
                             ANNUAL
                            ACCOUNT
  CLASS 1 SHARES           OPERATING
                            EXPENSES
 Principal LifeTime          0.88%
 2010
 Principal LifeTime          0.87
 2020
 Principal LifeTime          0.95
 2030
 Principal LifeTime          0.91
 2040
 Principal LifeTime          1.03
 2050
 Principal LifeTime          0.78
 Strategic Income
 ///(//1)//
  /Principal has contractually agreed to limit the Account's expenses (not including underlying fund expenses) and if necessary, pay expenses normally payable by the Accounts, through the period ending April 30, 2007. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.16% for the
  Principal LifeTime 2010 Account, 0.13% for the Principal LifeTime 2020 Account, 0.16% for the Principal LifeTime 2030 Account,
  0.13% for the Principal LifeTime 2040 Account, 0.12% for the Principal LifeTime 2050 Account and 0.14% for the Principal Strategic
  Income Account.


              10 YEARS                           EXAMPLES: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $10,000
                                      INVESTMENT ASSUMING A 5% ANNUAL RETURN AND REDEMPTION AT THE END OF EACH PERIOD:
                                      ---------------------------------------------------------------------------------
  CLASS 1 SHARES                            1 YEAR              3 YEARS              5 YEARS              10 YEARS
 Principal LifeTime 2010                     $ 93                $292                $  508                $1,130
 Principal LifeTime 2020                       91                 286                   497                 1,107
 Principal LifeTime 2030                      112                 364                   637                 1,414
 Principal LifeTime 2040                      122                 411                   721                 1,600
 Principal LifeTime 2050                      172                 602                 1,058                 2,322
 Principal LifeTime Strategic Income           89                 286                   500                 1,116




62                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

REAL ESTATE SECURITIES ACCOUNT

SUB-ADVISOR(S): Principal Real Estate Investors, LLC ("Principal - REI")

OBJECTIVE: The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

INVESTOR PROFILE: The Account may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Account may invest in smaller capitalization companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Account, the Sub-Advisor, Principal - REI, focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


The Account is "non-diversified," which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Account is subject to non-diversification risk.

Among the principal risks of investing in the Account are:

  .Equity Securities
    Risk                   . Derivatives Risk       . Small Company Risk
  .Foreign Securities                               .Real Estate Securities
    Risk                   . Exchange Rate Risk       Risk
  . Sector Risk            . Underlying Fund Risk   . Non-Diversification Risk
  . Prepayment Risk        . Active Trading Risk



Principal - REI has been the Account's Sub-Advisor since its inception.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


PRINCIPAL VARIABLE CONTRACTS FUND                                      63
www.principal.com

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1999"-4.48
"2000"30.97
"2001"8.75
"2002"7.72
"2003"38.91
"2004"34.53
"2005"15.85
"2006"36.61
                                                            The Account's highest/lowest quarterly
                                                            returns during this
                                                            time period were:
                                                             HIGHESTQ4 '0417.84%
                                                             LOWEST Q3 '99-8.40%
LOGO

 The year-to-date return as of December 31, 2006 is 36.61%.

                                                             (CLASS 1 SHARES)

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006           PAST 1 YEAR             PAST 5 YEARS               LIFE OF ACCOUNT /(2)/
 REAL ESTATE SECURITIES ACCOUNT - CLASS 1....          36.61                    26.08                          17.51
 REAL ESTATE SECURITIES ACCOUNT - CLASS 2....          36.26                    25.79                          17.28
 MSCI US REIT Index/(1)/ ......... ..........          35.92                    23.22                          12.60
 Morningstar Specialty - Real Estate Category
 Average.....................................          33.61                    22.98                          12.68
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 1, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES/ //(1)/
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005                 CLASS 1                    CLASS 2
 Management Fees............................            0.88%                      0.88%
 12b-1 Fees ...................... .........             N/A                       0.25
 Other Expenses .................. .........            0.01                       0.01
                                                        ----                       ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES            0.89%                      1.14%
 /(1)/
  Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 sharesand, if necessary, pay expenses normally payable by the Account through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.90% for
  Class 1 shares and 1.15% for Class 2 shares.
 ///(2)/
  The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

  /(//2//)/

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------
                                                         1     3     5      10
 REAL ESTATE SECURITIES ACCOUNT - CLASS 1             $91   $193  $402  $1,005
 REAL ESTATE SECURITIES ACCOUNT - CLASS 2             116    246   511   1,270



64                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

SHORT-TERM BOND ACCOUNT

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account seeks to provide current income.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Account invests primarily in short-term fixed-income securities. Under normal circumstances, the Account maintains an effective maturity of four years or less and a dollar-weighted effective maturity of not more than three years.
In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect the judgment of PGI regarding the likelihood of the security being called or prepaid. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its net assets (plus any borrowings for investment purposes) in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the four highest grades by Standard &
  Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of PGI of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The Account may invest up to 15% of its assets in below-investment-grade fixed-income securities ("junk bonds") and may enter into reverse repurchase agreements and lend its portfolio securities to brokers, dealers and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


The Account may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Account may actively trade securities in an attempt to achieve its objective.


Among the principal risks of investing in the Account are:

  . Fixed-Income Securities Risk                            . Derivatives Risk          . Active Trading Risk
  . High Yield Securities Risk                              . Portfolio Duration Risk   . Prepayment Risk
                                                                                        .
                                                            .U.S. Government              Real Estate Securities
  . Credit and Counterparty Risk                              Securities Risk             Risk
  . U.S. Government Sponsored Securities Risk



PGI has been the Account's Sub-Advisor since its inception.An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


PRINCIPAL VARIABLE CONTRACTS FUND                                      65
www.principal.com

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2004"1.3

"2005"1.8
2006    4.44


                                                            The Account's highest/lowest quarterly
LOGO                                                        returns during this
                                                            time period were:
                                                             HIGHEST Q4 '06  2.21%
                                                             LOWEST  Q2 '04  -1.58%


 The year-to-date return as of December 31, 2006 is 4.44%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                            PAST 1 YEAR                     LIFE OF ACCOUNT/(2)/
 SHORT-TERM BOND ACCOUNT - CLASS 1 ........................              4.44                                2.26
 Lehman Brothers MF (1-3) US Government Credit
 Index/(//3//)/ ...........................................              4.25
 Lehman Brothers Mutual Fund 1-5 Gov't/Credit Index                      4.22                                1.87
 Morningstar Short-Term Bond Category Average .............              4.01                                1.64
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 1, 2003 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.

ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005                    CLASS 1
 Management Fees........................................   0.50%
 Other Expenses.........................................   0.07
                                                           ----
                 TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.57%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 SHORT-TERM BOND ACCOUNT - CLASS 1                                                     $58   $183  $318  $714



66                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

SHORT-TERM INCOME ACCOUNT

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Account invests in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations (''NRSRO'') or, in the opinion of Edge, are of comparable quality (''investment-grade''). Under normal circumstances, the Account maintains an effective maturity of five years or less and a dollar-weighted average duration of three years or less. The Account's investments may also include corporate securities, U.S. and foreign government securities, repurchase agreements, mortgage-backed and asset-backed securities, and real estate investment trust securities.

The Account may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. The Account may invest up to 5% of its assets in preferred stock. The Account may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Account may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Account may borrow money, enter into reverse repurchase agreements, and/or dollar roll transactions in aggregate of up to 33 1/3% of its total assets. The Account may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.


Among the principal risks of investing in the Account are:

  .Fixed-Income Securities
    Risk                      . Derivatives Risk      . Underlying Fund Risk
  .U.S. Government            .Portfolio Duration
    Securities Risk             Risk                  . Prepayment Risk
                                                      .Real Estate Securities
  . Foreign Securities Risk   . Exchange Rate Risk      Risk
  .U.S. Government
    Sponsored Securities
    Risk



An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


PRINCIPAL VARIABLE CONTRACTS FUND                                      67
www.principal.com

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

1997    5.90
1998    5.28
1999    2.89
2000    8.23
2001    8.15
2002    6.26
2003    5.52
2004    2.07
2005    1.64
2006    4.59
                                        The Account's highest/lowest quarterly
                              returns during this
                                        time period were:
                                         HIGHEST Q3 '01  3.20%
                                         LOWEST  Q2 '04  -1.41%
 LOGO

  The year-to-date return as of
  December 31, 2006 is 4.59%.


 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                         PAST 1 YEAR           PAST 5 YEARS            PAST 10 YEARS
 SHORT-TERM INCOME ACCOUNT - CLASS 1 .......................          4.59                  4.00                     5.03
 SHORT-TERM INCOME ACCOUNT - CLASS 2 .......................          4.24                  3.77                     4.79
 Citigroup Broad Investment-Grade Credit 1-3 Years Index
 /(//2//)/ .................................................          4.88                  4.12                     5.61
 Morningstar Short-Term Bond Category Average ..............          4.01                  3.15                     4.59
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor's fund's performance between 1996 and 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund's expenses.
 ///(//2//)/ Index performance does not reflect deductions for fees, expenses, or taxes.

 /(1)/

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED) /(1)///

  FOR THE YEAR ENDED DECEMBER 31, 2005                                        CLASS 1                          CLASS 2
 Management Fees.................................................              0.50%                            0.50%
 12b-1 Fees......................................................               N/A                             0.25
 Other Expenses..................................................              0.03                             0.03
                                                                               ----                             ----
                          TOTAL ANNUAL ACCOUNT OPERATING EXPENSES              0.53%                            0.78%
 Expense Reimbursement /(2)/ ....................................               N/A                              N/A
                                                                               ----                             ----
                                                     NET EXPENSES              0.53%                            0.78%
 ///(1) /The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 /(2)/Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.61% for Class 1 shares and 0.86% for Class 2 shares.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 SHORT-TERM INCOME
 ACCOUNT - CLASS 1                       $54   $116  $242  $611
 SHORT-TERM INCOME
 ACCOUNT - CLASS 2                        80    170   354   886




68                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

SMALLCAP ACCOUNT

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account seeks long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


PGI may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.

Among the principal risks of investing in the Account are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risks                 . Derivatives Risk        Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk     . Value Stock Risk
                                                  .Initial Public Offerings
  . Exchange Rate Risk    . Active Trading Risk     Risk
  . Small Company Risk



PGI has been the Account's Sub-Advisor since its inception.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


PRINCIPAL VARIABLE CONTRACTS FUND                                      69
www.principal.com

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1999 "43.58

"2000"-11.73


"2001 "2.55


"2002"-27.33


"2003 "36.82


"2004 "19.82
"2005"7.04
"2006"12.70

                                                            The Account's highest/lowest quarterly
"2005 "7.04                                                 returns during this
                                                            time period were:
                                                             HIGHESTQ2 '9926.75%
                                                             LOWEST Q3 '01-25.61%
LOGO

 The year-to-date return as of December 31, 2006 is 12.70%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006         PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT/(2)/
 SMALLCAP ACCOUNT - CLASS 1 ...... .............     12.70         7.52               4.67
 Russell 2000 Index/(1)/ ......... .............     13.35         6.93               5.77
 Morningstar Small Blend Category Average ......     15.06        11.72               8.23
 /(1) /Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/ Lifetime results are measured from the date the Account was first sold (May 1, 1998).

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005       CLASS 1
 Management Fees...........................   0.85%
 Other Expenses............................   0.03
                                              ----
    TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.88%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                            1     3     5      10
 SMALLCAP ACCOUNT - CLASS 1              $90   $281  $488  $1,084



70                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

SMALLCAP GROWTH ACCOUNT

SUB-ADVISOR(S): UBS Global Asset Management (Americas), Inc. ("UBS Global AM"),
          Emerald Advisers, Inc. ("Emerald"), and Essex Investment Management Company, LLC ("Essex")

OBJECTIVE: The Account seeks long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000/(R)/ Growth Index at the time of purchase (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies. The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


UBS Global AM may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Account's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Account may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Account, to replace more traditional direct investments, or to obtain exposure to certain markets.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company's future growth potential. Ordinarily, the Account will invest in companies from all sectors of the market based on Essex's fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Account will sell a stock if the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex's long-term growth expectations.


Principal determines the portion of the Account's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Account assets among the Sub-Advisors.

Among the principal risks of investing in the Account are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities                             .Initial Public Offerings
    Risk                  . Growth Stock Risk       Risk
  . Exchange Rate Risk    . Small Company Risk    . Sector Risk
  . MidCap Stock Risk




PRINCIPAL VARIABLE CONTRACTS FUND                                      71
www.principal.com

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002. Emerald was added as an additional Sub-Advisor on August 26, 2004. Essex was added as an additional Sub-Advisor on June 30, 2006.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1999 "95.69

"2000"-13.91


"2001"-32.01


"2002"-45.85


"2003 "45.64

"2004"11.24
"2005"6.67
"2006"8.97

                                          The Account's highest/lowest quarterly
                                           returns during this
                                                             time period were:
                                                              HIGHESTQ4 '9959.52%
                                                              LOWEST Q3 '01-37.66%
 LOGO

  The year-to-date return as of December 31, 2006 is 8.97%.

                                                              (CLASS 1 SHARES)

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006        PAST 1 YEAR              PAST 5 YEARS                 LIFE OF ACCOUNT/(2)/
 SMALLCAP GROWTH ACCOUNT - CLASS 1.......            8.97                     0.39                                      2.15
 SMALLCAP GROWTH ACCOUNT - CLASS 2.......            8.69                     0.10                                      1.91
 Russell 2000 Growth Index/(1)/ .........           18.37                    11.39
 Morningstar Small Growth Category
 Average.................................           10.50                     6.12
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 1, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED) /(1)/

  FOR THE YEAR ENDED DECEMBER 31, 2005                                     CLASS 1                            CLASS 2
 Management Fees.............................................               1.00%                              1.00%
 12b-1 Fees..................................................                N/A                               0.25
 Other Expenses..............................................               0.05                               0.05
                                                                            ----                               ----
                      TOTAL ANNUAL ACCOUNT OPERATING EXPENSES               1.05%                              1.30%
 Expense Reimbursement/(2)...................................
 /...........................................................               0.03                               0.03
                                                                            ----                               ----
                                                 NET EXPENSES               1.02%                              1.27%

 /(1)/// The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

 /(//2//)////
  /Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.02% for Class 1 shares and 1.27% for Class 2 shares.


 EXAMPLE


72                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 SMALLCAP GROWTH ACCOUNT - CLASS 1                                                     $104  $226  $471  $1,175
 SMALLCAP GROWTH ACCOUNT - CLASS 2                                                      129   279   580   1,435



PRINCIPAL VARIABLE CONTRACTS FUND                                      73
www.principal.com

SMALLCAP VALUE ACCOUNT

SUB-ADVISOR(S): Mellon Equity Associates, LLP ("Mellon Equity") and J.P. Morgan
          Investment Management, Inc. ("Morgan")

OBJECTIVE: The Account seeks long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

MAIN STRATEGIES AND RISKS
The Account invests primarily in a diversified group of equity securities of U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Value Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 25% of the Account's assets may be invested in foreign securities. The Account may also purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.

Morgan uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include various valuation and momentum measures. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the portion of the Account sub-advised by Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.


The portion of the Account managed by Morgan seeks to provide full exposure to the equity market by investing in derivative securities such as index futures that reduce the impact of cash positions on performance relative to the benchmark.


In selecting investments for the Account, Mellon Equity uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. Undervalued stocks are those selling at a low price relative to their profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, Mellon Equity selects stocks on a company-by-company basis. To ensure ample diversification, the portion of the Account's assets managed by Mellon Equity are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.


Since the Account has a long-term investment perspective, Mellon Equity does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.


Principal determines the portion of the Account's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Account assets among the Sub-Advisors.


74                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Among the principal risks of investing in the Account are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities                             .Initial Public Offerings
    Risk                  . Value Stock Risk        Risk
  . Exchange Rate Risk    . Small Company Risk    . Sector Risk
                          .
  . MidCap Stock Risk       Underlying Fund Risk



J.P. Morgan has been the Account's Sub-Advisor since its inception. On August 8, 2005, Mellon Equity also became Sub-Advisor to the Account.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1)

"1999 "21.45

"2000 "23.87


"2001"6.25


"2002"-8.86


"2003 "50.61


"2004 "23.08
"2005"6.22
"2006"18.64

                                                                       The Account's highest/lowest quarterly
                                                              returns during this
                                                                       time period were:
                                                                        HIGHESTQ2 '0323.76%
                                                                        LOWEST  Q3 '02  -17.74%
 LOGO

  The year-to-date return as of December 31, 2006 is 18.64%.


 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006         PAST 1 YEAR             PAST 5 YEARS                 LIFE OF ACCOUNT/(2)/
 SMALLCAP VALUE ACCOUNT - CLASS 1  ........
                                                     18.64                    16.31                                    13.02
 SMALLCAP VALUE ACCOUNT - CLASS 2  ........
                                                     18.33                    16.09                                    12.84
 Russell 2000 Value Index/(1)/ ... ........          23.48                    15.38
 Morningstar Small Value Category Average .          16.27                    13.85
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 1, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005                                        CLASS 1                          CLASS 2
 Management Fees.................................................              1.09%                            1.09%
 12b-1 Fees......................................................               N/A                             0.25
 Other Expenses..................................................              0.04                             0.04
                                                                               ----                             ----
                          TOTAL ANNUAL ACCOUNT OPERATING EXPENSES              1.13%                            1.38%
 Expense Reimbursement/(2)/
 /............................../................................              0.12                             0.12
                                                                               ----                             ----
                                                     NET EXPENSES              1.01%                            1.26%

 /(1)///// The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
 ////Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account through the period ending April 29, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.01% for Class 1 shares and 1.26% for Class 2 shares.

  (estimated)/(1)/


PRINCIPAL VARIABLE CONTRACTS FUND                                      75
www.principal.com

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------
                                                  1     3     5      10
 SMALLCAP VALUE ACCOUNT - CLASS 1              $103  $240  $504  $1,258
 SMALLCAP VALUE ACCOUNT - CLASS 2               128   293   612   1,516



76                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

STRATEGIC ASSET MANAGEMENT ("SAM") PORTFOLIOS
Principal Variable Contracts Fund provides a broad selection of investment choices, including asset allocation strategies available through the SAM Flexible Income, SAM Conservative Balanced, SAM Balanced, SAM Conservative Growth, and SAM Strategic Growth Portfolios (each a "Portfolio," collectively the ''Portfolios''). The SAM Portfolios offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return. The SAM Portfolios invest principally in shares of the Equity Funds and Fixed-Income Funds, as defined below, and the Money Market Account (collectively the "Underlying Funds''). The ''Equity Funds'' include the Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth, and Diversified International Accounts. The ''Fixed-Income Funds'' include the Short-Term Income, Mortgage Securities, and Income Accounts, and the High Yield Fund II series of Principal Investors Fund (the "PIF High Yield Fund"), a diversified mutual fund sub-advised by Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.) ("Edge"), which is not available for direct purchase through the applicable variable annuity contract, variable life insurance contract or retirement plan that offers the Portfolios and Funds of Principal Variable Contracts Fund.

MAIN STRATEGIES FOR THE PORTFOLIOS
In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Underlying Funds described in this prospectus. The Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Underlying Funds. Edge may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective, Edge's outlook for the economy and the financial markets, and the relative market valuations of the Underlying Funds.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:
.. short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;
.. other short-term fixed-income securities rated A or higher by Moody's
  Investors Services, Inc. (''Moody's''), Fitch Ratings (''Fitch''), or Standard & Poor's (''S&P'') or, if unrated, of comparable quality in the opinion of Edge;
.. commercial paper, including master notes;
.. bank obligations, including negotiable certificates of deposit, time deposits, and bankers' acceptances; and
.. repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of Edge. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with Edge's current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio's total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio's assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index.

The principal investment strategies for each Portfolio are further described below in the description of each of the Portfolios, but there are some general principles Edge applies in making investment decisions. When making decisions about how to allocate a Portfolio's assets, Edge will generally consider, among other things, the following factors:

 Federal Reserve         Government budget       State and federal fiscal
 monetary policy         deficits                policies
 Consumer debt           Tax policy              Trade pacts
 Corporate profits       Demographic trends      Interest rate changes
 Governmental
 Elections               Mortgage demand         Business confidence
 Employment trends       Business spending       Geopolitical risks
                         Inflationary
 Consumer spending       pressures               Wage and payroll trends
 Currency flows          Housing trends          Investment flows
 Commodity prices        GDP growth              Import prices
                         Historical financial
 Yield spreads           market returns          Factory capacity utilization
                                                 Market capitalization relative
 Stock market volume     Inventories             values
 Capital goods
 expenditures            Investor psychology     Productivity growth
 Historical asset
 class returns           Technology trends       Asset class correlations
 Cyclical and secular    Risk/return
 economic trends         characteristics         Business activity
                                                 Performance attribution by
 Volatility analysis     Stock valuations        allocation and sector
 Consumer confidence




PRINCIPAL VARIABLE CONTRACTS FUND                                      77
www.principal.com

The discussion of each Portfolio's and Underlying Fund's principal investment strategies includes some of the principal risks of investing in such a portfolio or fund. You can find a more detailed description of these and other principal risks of an investment in each Portfolio or Underlying Fund under ''Certain Investment Strategies and Related Risks.''


MAIN RISKS
There can be no assurance that any Portfolio will achieve its investment objective. The net asset value of each Portfolio's shares is affected by changes in the value of the shares of the Underlying Funds it owns. Each Portfolio's investments are invested in the Underlying Funds and, as a result, the Portfolio's performance is directly related to their performance. A Portfolio's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives.

Each Portfolio's broad diversification is designed to help cushion severe losses in any one investment sector and moderate the Portfolio's overall price swings. However, the Portfolio's share prices will fluctuate as the prices of the Underlying Funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Portfolio's assets rise or fall, the Portfolio's share price changes.


Each Portfolio is subject to the particular risks of the Underlying Funds in the proportions in which the Portfolio invests in them. The primary risks associated with investing in the Underlying Funds are identified in the summary of each Underlying Fund in this prospectus.


The greater the investment by each Portfolio in Underlying Funds that invest primarily in stocks, the greater the potential exposure to the following risks:


The greater the investment by each Portfolio in Underlying Funds that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks:

                              .Municipal Securities    .Portfolio Duration
  . Fixed-Income Risk           Risk                     Risk
  .U.S. Government                                     .High Yield Securities
    Securities Risk           . Prepayment Risk          Risk
  .U.S. Government            .Real Estate
    Sponsored Securities        Securities Risk
    Risk



The greater the investment by each Portfolio in Underlying Funds that invest in overseas investments, the greater the exposure to the following risks:

  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Small Company Risk
  . Market Segment Risk    . Derivatives Risk



Each Portfolio is also subject to the following risks:


78                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

PAYMENT IN KIND LIQUIDITY RISK . Under certain circumstances, an Underlying Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until Edge determines that it is appropriate to dispose of such securities.



CONFLICT OF INTEREST RISK . The officers, directors, advisor, distributor, and transfer agent of the Portfolios serve in the same capacities for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Portfolios and the Underlying Funds. Because Edge and its affiliated companies earn different fees from the Underlying Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of Edge and its affiliates.


As of December 31, 2005, the Portfolios' assets were allocated among the Underlying Funds as follows:

                                  FLEXIBLE           CONSERVATIVE                             CONSERVATIVE           STRATEGIC
                                   INCOME              BALANCED            BALANCED              GROWTH               GROWTH
 UNDERLYING FUND /(1)/            PORTFOLIO           PORTFOLIO            PORTFOLIO           PORTFOLIO             PORTFOLIO
  REIT Fund                          1.1%                2.1%                 3.4%                4.2%                  4.2%
  Equity Income Fund                 4.3                 8.7                 11.6                15.1                  15.7
  Growth & Income Fund               6.4                 9.1                 13.8                17.9                  20.0
  West Coast Equity Fund             1.2                 3.7                  5.8                 7.7                   8.9
  Mid Cap Stock Fund                 3.0                 3.4                  5.8                 7.1                   9.0
  Growth Fund                        6.5                 9.4                 14.9                18.6                  21.2
  Small Cap Value Fund               1.2                 1.5                  2.4                 3.2                   3.4
  Small Cap Growth Fund              1.0                 1.1                  1.9                 2.6                   3.0
  International Growth Fund          0.0                 4.7                  6.4                 9.0                  10.2
  Short Term Income Fund            11.8                 5.7                  1.1                 0.0                   0.0
  U.S. Government Securities
  Fund                              31.9                26.8                 17.4                 7.7                   0.0
  Income Fund                       24.8                18.0                 10.9                 4.0                   0.0
  WM Trust I High Yield Fund         6.8                 5.8                  4.7                 2.9                   4.4
 ///(1)/
  As of December 31, 2005, each of the Underlying Funds, except WM Trust I High Yield Fund, was a series of WM Variable Trust
  ("WMVT"). Each Underlying Fund has been combined into a series of Principal Variable Contracts Fund as follows:

         WMVT ACQUIRED FUNDS                 PVC ACQUIRING FUNDS
         -------------------                 -------------------
   Equity Income Fund                 Equity Income Account I
   Growth Fund                        Growth Account
   Growth & Income Fund               LargeCap Blend Account
   Income Fund                        Income Account
   International Growth Fund          Diversified International Account
   Mid Cap Stock Fund                 MidCap Stock Account
   Money Market Fund                 Money Market Account
   REIT Fund                          Real Estate Securities Account
   Short Term Income Fund             Short-Term Income Account
   Small Cap Growth Fund              SmallCap Growth Account
   Small Cap Value Fund               SmallCap Value Account
   U.S. Government Securities Fund    Mortgage Securities Account
   West Coast Equity Fund             West Coast Equity Account


 //
 Similarly, the WM Trust I High Yield Fund has been combined with the PIF
  High Yield Fund II.



OTHER COMMON RISKS . Each of the Portfolios may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including maker notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options. Therefore, the Portfolios are subject to the risks associated with such investments including:

  .Fixed-Income            .U.S. Government
    Securities Risk          Securities Risk           . Derivatives Risk



HISTORICAL PERFORMANCE
A bar chart and table showing the historical investment performance of each SAM Portfolio are provided below with the description of each Portfolio. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Each Portfolio's investment return is net of the operating expenses of each of the Underlying


PRINCIPAL VARIABLE CONTRACTS FUND                                      79
www.principal.com

Funds. The separate account expenses, cost of insurance or other contract-level expenses are not included in the performance for each SAM Portfolio. Total returns would be lower if such expenses were included.

                           FLEXIBLE INCOME PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide a high level of total return
          (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio offers investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in the Underlying Funds.

The Portfolio generally invests no more than 30% of its net assets in Equity Funds.


The Portfolio may invest up to 40% of its assets in each of the Short-Term Income, Mortgage Securities, Income and Money Market Accounts. Subject to the limits in the prior paragraph, the Portfolio may also invest up to 30% of its assets in each of the Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value and SmallCap Growth Accounts and the High Yield Fund II.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper including master notes), bank obligations and repurchase agreements.


A Portoflio's past performance is not necessarily an indication of how the Portoflio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

1998    11.75
1999    8.58
2000    5.79
2001    4.84
2002    2.14
2003    13.30
2004    6.47
2005    3.41
2006    6.84
                                      The Portfolio's highest/lowest quarterly
                            returns during this
                                      time period were:
                                       HIGHEST Q2 '03 6.48 %
                                       LOWEST  Q3 '02 -1.24 %
LOGO

 The year-to-date return as of
 December 31, 2006 is 6.84%.

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                       PAST 1 YEAR        PAST 5 YEARS         LIFE OF PORTFOLIO /(2)/
 SAM FLEXIBLE INCOME PORTFOLIO - CLASS 1 ..................
                                                                    6.84               6.36                      6.98
 SAM FLEXIBLE INCOME PORTFOLIO - CLASS 2 ..................
                                                                    6.61               6.10                      6.72
 S&P 500 Index /(//3//)/ ..................................        15.79               6.19
 Lehman Brothers Aggregate Bond Index /(//3//)/ ...........         4.33               5.06
 20% S&P Index and 80% Lehman Brothers Aggregate Bond Index
 /(//3//)/.................................................         6.62               5.44
 Morningstar Conservative Allocation Category Average .....         8.17               5.66
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance between 1997 and 1999 benefited from the agreement of Edge and its affiliates to limit the fund's expenses.
 /(2)/
  Class 1 shares began operations on September 9, 1997 and Class 2 shares began operations on January 8, 2007. The returns for
  Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.


80                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

                        CONSERVATIVE BALANCED PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide a high level of total return
          (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio offers investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in the Underlying Funds.

The Portfolio invests between 40% and 80% of its net assets in a combination of Fixed-Income Funds and the Money Market Account and between 20% and 60% of its net assets in the Equity Funds.


Subject to the limits in the prior paragraph, the Portfolio may invest up to 40% of its assets in each of the Short-Term Income, Mortgage Securities, Income and Money Market Accounts. Up to 30% of its assets in each of the Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth and Diversified International Accounts and in the High Yield Fund II.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations and repurchase agreements.


A Portoflio's past performance is not necessarily an indication of how the Portoflio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

1999    1.88
2000    5.03
2001    2.40
2002    -2.26
2003    17.09
2004    8.21
2005    4.59
2006    8.83

                                      The Portfolio's highest/lowest quarterly
                            returns during this
                                      time period were:
                                       HIGHEST Q2 '03 8.35 %
                                       LOWEST  Q3 '02 -4.43 %
LOGO

 The year-to-date return as of
 December 31, 2006 is 8.83%.

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                         PAST 1 YEAR       PAST 5 YEARS        LIFE OF PORTFOLIO /(2)/
 SAM CONSERVATIVE BALANCED PORTFOLIO - CLASS 1                        8.83              7.11                      5.63
 SAM CONSERVATIVE BALANCED PORTFOLIO - CLASS 2                        8.50              6.83                      5.37
 S&P 500 Index /(//3//)/ .....................................       15.79              6.19
 Lehman Brothers Aggregate Bond Index /(//3//)/ ..............        4.33              5.06
 40% S&P 500 Index and 60% Lehman Brothers Aggregate Bond
 Index /(//3//)/..............................................        8.91              5.75
 Morningstar Conservative Allocation Category Average                 8.17              5.66
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. Effective August 1, 2000, the investment objective and policies of the predecessor fund changed. Accordingly, the performance of the predecessor fund shown above may not reflect what the predecessor fund's performance would have been under its current investment objective and policies. The predecessor fund's performance between 1998 and 2003 benefited from the agreement of Edge and its affiliates to limit the predecessor fund's expenses.
 /(2)/
  Class 1 shares began operations on April 23, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class
  2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.


PRINCIPAL VARIABLE CONTRACTS FUND                                      81
www.principal.com

                               BALANCED PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide as high a level of total return
          (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio offers investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in the Underlying Funds.

The Portfolio invests at least 30% and no more than 70% of its net assets in the Equity Funds and at least 30% and no more than 70% of its net assets in a combination of Fixed-Income Funds and the Money Market Account.


Subject to the limits in the prior paragraph, the Portfolio may invest up to 40% of its assets in each of the Short-Term Income, Mortgage Securities, Income and Money Market Accounts. Subject to the limits in the prior paragraph, the Portfolio may invest up to 30% of its assets in each of the Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCapGrowth, SmallCap Value, SmallCap Growth and Diversified International Accounts and the High Yield Fund II.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations and repurchase agreements.


A Portoflio's past performance is not necessarily an indication of how the Portoflio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

"1998"17.18

"1999"27.71


"2000"0.49


"2001"0.13


"2002"-8.78


"2003"22.74


"2004"10.12
2006    10.61

                             returns during this
                                       time period were:
                                        HIGHEST Q4 '99 15.37 %
                                        LOWEST  Q3 '02 -8.44 %
LOGO

 The year-to-date return as of
 December 31, 2006 is 10.61%.


82                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                    PAST 1 YEAR         PAST 5 YEARS          LIFE OF PORTFOLIO /(2)/
 SAM BALANCED PORTFOLIO - CLASS 1 ... .....                     10.61                7.65                        8.98
 SAM BALANCED PORTFOLIO - CLASS 2 ... .....                     10.38                7.39                        8.72
 S&P 500 Index /(//3//)/ ...............................        15.79                6.19
 Lehman Brothers Aggregate Bond Index /(//3//)/ ........         4.33                5.06
 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond
 Index /(3)/............................................        11.20                5.98
 Morningstar Moderate Allocation Category Average               11.26                6.09
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance between 1997 and 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund's expenses.
 /(2)/
  Class 1 shares began operations on June 3, 1997 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.

                         CONSERVATIVE GROWTH PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio offers investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in the Underlying Funds.

The Portfolio generally invests at least 60% of its net assets in Equity Funds.


The Portfolio may invest up to 30% of its assets in each of the Short-Term Income, Mortgage Securities, Income and Money Market Accounts. Subject to the limits in the prior paragraph, the Portfolio may invest up to 40% of their assets in each of the Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth and Diversified International Accounts and the High Yield Fund II.


The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations and repurchase agreements.


A Portoflio's past performance is not necessarily an indication of how the Portoflio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

"1998"19.91

"1999"39.36


"2000"-2.49


"2001"-3.56


"2002"-15.52


"2003"28.74


"2004"11.78
2005    7.04
2006    12.20

                                       The Portfolio's highest/lowest quarterly
                             returns during this
                                       time period were:
                                        HIGHEST Q4 '99 21.54 %
                                        LOWEST  Q3 '01 -12.83 %
LOGO

 The year-to-date return as of
 December 31, 2006 is 12.20%.


PRINCIPAL VARIABLE CONTRACTS FUND                                      83
www.principal.com

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                       PAST 1 YEAR        PAST 5 YEARS         LIFE OF PORTFOLIO /(2)/
 SAM CONSERVATIVE GROWTH PORTFOLIO - CLASS 1                       12.20               7.86                      9.60
 SAM CONSERVATIVE GROWTH PORTFOLIO - CLASS 2                       11.95               7.59                      9.33
 S&P 500 Index /(//2//)/ ..................................        15.79               6.19
 Lehman Brothers Aggregate Bond Index /(//2//)/ ...........         4.33               5.06
 80% S&P 500 Index and 20% Lehman Brothers Aggregate Bond
 Index /(2)/...............................................        13.50               6.12
 Morningstar Moderate Allocation Category Average .........        11.26               6.09
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance between 1997 and 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund's expenses.
 /(2)/
  Class 1 shares began operations on June 3, 1997 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.

                           STRATEGIC GROWTH PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio offers investors the potential for a high level of capital growth, and a corresponding level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in the Underlying Funds.

The Portfolio generally invests at least 75% of its net assets in the Equity Funds.


The Portfolio may invest up to 25% of its assets in each of the Short-Term Income and Money Market Accounts and the High Yield Fund II. Subject to the limits in the prior paragraph, the Portfolio may invest up to 50% of its assets in each of the Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth and Diversified International Accounts.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations and repurchase agreements.


A Portoflio's past performance is not necessarily an indication of how the Portoflio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

"1998"26.19

"1999"47.95


"2000"-3.73


"2001"-6.25


"2002"-20.53


"2003"33.07


"2004"12.83
2005    7.71
2006    13.06

                                       The Portfolio's highest/lowest quarterly
                            returns during this
                                       time period were:
                                        HIGHEST Q4 '99 25.82 %
                                        LOWEST  Q3 '01 -17.07 %
LOGO

 The year-to-date return as of
 December 31, 2006 is 13.06%.


84                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006        PAST 1 YEAR              PAST 5 YEARS               LIFE OF PORTFOLIO /(2)/
 SAM STRATEGIC GROWTH PORTFOLIO - CLASS 1
                                                    13.06                     7.76                            10.58
 SAM STRATEGIC GROWTH PORTFOLIO - CLASS 2
                                                    12.77                     7.53                            10.33
 S&P 500 Index /(//3//)/ ................           15.79                     6.19
 Russell 3000 Index /(//3//)/ ...........           15.72                     7.17
 Morningstar Large Blend Category Average           14.12                     5.92
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance between 1997 and 1999 benefited from the agreement of Edge and its affiliates to limit the predecessor fund's expenses.
 /(2)/
  Class 1 shares began operations on June 3, 1997 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.


PRINCIPAL VARIABLE CONTRACTS FUND                                      85
www.principal.com

FEES AND EXPENSES OF THE SAM PORTFOLIOS
Each of the SAM Portfolios offers Class 1 and Class 2 shares, which are subject to different fees and expenses. This section describes the fees and expenses that you may pay if you invest in Class 1 or Class 2 shares of a SAM Portfolio. Estimated expenses of the Underlying Funds in which the SAM portfolios invest are included. Insurance-related charges and expenses are not included. If insurance-related charges or expenses were included, the expenses shown would be higher. The examples below are intended to help you compare the cost of investing in the SAM Portfolios with the costs of investing in other mutual funds. The examples assume that your $10,000 investment in the noted class of shares has a 5% return each year, as required for illustration purposes by the SEC, and that the SAM Portfolio's operating expenses, including the operating expenses of the Underlying Funds, remain the same. Your actual costs may be higher or lower than those in the examples.

ESTIMATED AGGREGATE PORTFOLIO EXPENSES

                                                           CLASS 1 SHARES
                                                           --------------
       10 YEARS                                          ANNUAL PORTFOLIO OPERATING EXPENSES /(1)/
                                                                        (ESTIMATED)
                                                     EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
                        ------------------------------------------------------------------------------------------------
                                                                                                          ACQUIRED
                                                                                                            FUND
                                                                                                     ("UNDERLYING FUND")
                        MANAGEMENT  12B-1   OTHER     GROSS FEES        EXPENSE          NET FEES         FEES AND
  PORTFOLIO                FEES     FEES   EXPENSES  AND EXPENSES  REIMBURSEMENT/(2)/  AND EXPENSES       EXPENSES
 Flexible Income          0.25%     0.00%   0.01%       0.26%            0.00%            0.26%             0.61%
 Conservative Balanced    0.25      0.00    0.01        0.26             0.00             0.26              0.66
 Balanced                 0.25      0.00    0.01        0.26             0.00             0.26              0.71
 Conservative Growth      0.25      0.00    0.01        0.26             0.00             0.26              0.78
 Strategic Growth         0.25      0.00    0.01        0.26             0.00             0.26              0.82
                                                           CLASS 1 SHARES
                                                           --------------
       10 YEARS



                             TOTAL
  PORTFOLIO                 ANNUAL
                           PORTFOLIO
                           OPERATING
                         EXPENSES/(2)/
 Flexible Income             0.87%
 Conservative Balanced       0.92
 Balanced                    0.97
 Conservative Growth         1.04
 Strategic Growth            1.08


                                                           CLASS 2 SHARES
                                                           --------------
        10 YEARS                                          ANNUAL PORTFOLIO OPERATING EXPENSES /(1)/
                                                                         (ESTIMATED)
                                                      EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
                          ---------------------------------------------------------------------------------------



                           MANAGEMENT    12B-1     OTHER       GROSS FEES          EXPENSE            NET FEES
  PORTFOLIO                   FEES       FEES     EXPENSES    AND EXPENSES    REIMBURSEMENT/(2)/    AND EXPENSES
 Flexible Income             0.25%       0.25%     0.01%         0.51%              0.00%              0.51%
 Conservative Balanced       0.25        0.25      0.01          0.51               0.00               0.51
 Balanced                    0.25        0.25      0.01          0.51               0.00               0.51
 Conservative Growth         0.25        0.25      0.01          0.51               0.00               0.51
 Strategic Growth            0.25        0.25      0.01          0.51               0.00               0.51
 ///(1)/ The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
  Principal has contractually agreed to limit the Portfolios' expenses (not including underlying fund expenses) and, if necessary, pay expenses normally payable by the Portfolios, through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.30% for the Class 1 shares and 0.55% for the Class 2 shares of the Flexible Income Portfolio, 0.35% for the Class 1 shares and 0.60% for the Class 2 shares of the Conservative Balanced Portfolio, 0.28% for the Class 1 shares and 0.53% for the Class 2 shares of the
  Balanced Portfolio, 0.29% for the Class 1 shares and 0.54% for the Class 2 shares of the Conservative Growth Portfolio and 0.30%
  for the Class 1 shares and 0.55% for the Class 2 shares of the Strategic Growth Portfolio.
                                                           CLASS 2 SHARES
                                                           --------------
        10 YEARS



                                ACQUIRED             TOTAL
  PORTFOLIO                       FUND              ANNUAL
                           ("UNDERLYING FUND")     PORTFOLIO
                                FEES AND           OPERATING
                                EXPENSES           EXPENSES
 Flexible Income                  0.61%              0.87%
 Conservative Balanced            0.74               0.92
 Balanced                         0.71               0.97
 Conservative Growth              0.78               1.04
 Strategic Growth                 0.82               1.08
 ///(1)/ The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
  Principal has contractually agreed to limit the Portfolios' expenses (not including underlying fund expenses) and, if necessary, pay expenses normally payable by the Portfolios, through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.30% for the Class 1 shares and 0.55% for the Class 2 shares of the Flexible Income Portfolio, 0.35% for the Class 1 shares and 0.60% for the Class 2 shares of the Conservative Balanced Portfolio, 0.28% for the Class 1 shares and 0.53% for the Class 2 shares of the
  Balanced Portfolio, 0.29% for the Class 1 shares and 0.54% for the Class 2 shares of the Conservative Growth Portfolio and 0.30%
  for the Class 1 shares and 0.55% for the Class 2 shares of the Strategic Growth Portfolio.


                                               CLASS 1 SHARES
                                               --------------
               10 YEARS                     EXAMPLES: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $10,000
                                        INVESTMENT ASSUMING A 5% ANNUAL RETURN AND REDEMPTION AT THE END OF
                                                                   EACH PERIOD:
                                       ---------------------------------------------------------------------
  PORTFOLIO                                1 YEAR           3 YEARS           5 YEARS            10 YEARS
 Flexible Income                            $ 89              $189              $393              $  984
 Conservative Balanced                        94               199               415               1,037
 Balanced                                     99               210               437               1,091
 Conservative Growth                         106               225               468               1,165
 Strategic Growth                            110               233               485               1,207




86                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

                                               CLASS 2 SHARES
                                               --------------
               10 YEARS                     EXAMPLES: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $10,000
                                        INVESTMENT ASSUMING A 5% ANNUAL RETURN AND REDEMPTION AT THE END OF
                                                                   EACH PERIOD:
                                       ---------------------------------------------------------------------
  PORTFOLIO                                1 YEAR           3 YEARS           5 YEARS            10 YEARS
 Flexible Income                            $114              $242              $503              $1,249
 Conservative Balanced                       127               269               559               1,384
 Balanced                                    124               263               546               1,353
 Conservative Growth/ /                      131               278               576               1,425
 Strategic Growth                            135               286               593               1,466






PRINCIPAL VARIABLE CONTRACTS FUND                                      87
www.principal.com

WEST COAST EQUITY FUND

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
Under normal circumstances, at least 80% of the Account's net assets (plus any borrowings for investment purposes) will be invested in the common stocks of small, medium, and large capitalization West Coast companies. The Sub-Advisor, Edge, defines West Coast companies to include those with: (i) principal executive offices located in the region, which includes Alaska, California, Oregon and Washington; (ii) over 50% of their work force employed in the region; or (iii) over 50% of their sales within the region. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Account which could be adversely impacted by economic trends within this four state area.

The Account may invest up to 20% of its assets in both REIT securities and below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Account may also invest up to 25% of its net assets in foreign securities.


In selecting investments for the Account, Edge selects equity securities based upon rigorous fundamental analysis that assesses the quality of each company's business, earnings growth potential, and stock valuation. Edge seeks to invest in good businesses that are well-managed, hold competitive advantages and that generate high returns on invested capital. Also taken into consideration is the industry in which a company operates, its position in the marketplace and the barriers to entry to prevent further competition. Edge seeks to buy companies at attractive prices compared to their business value.

Among the principal risks of investing in the Account are:

                                                      .
  . Equity Securities Risk   . Exchange Rate Risk       Foreign Securities Risk
  .Geographic                .Real Estate
    Concentration Risk         Securities Risk        . MidCap Stock Risk
  .High Yield Securities
    Risk                     . Small Company Risk     . Underlying Fund Risk
  . Prepayment Risk



 An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

"1999"40.37

"2000"6.3


"2001"6.88


"2002"-22.55


"2003"43.35


"2004"13.03
2005    8.57
2006    12.03

                                        The Account's highest/lowest quarterly
                              returns during this
                                        time period were:
                                         HIGHEST Q4 '98  42.26%
                                         LOWEST  Q3 '01  -25.94%
 LOGO

  The year-to-date return as of
  December 31, 2006 is 12.03%.



88                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                              PAST 1 YEAR
 WEST COAST EQUITY ACCOUNT - CLASS 1  ...................................                 12.03
 WEST COAST EQUITY ACCOUNT - CLASS 2  ...................................                 11.75
 Russell 3000 Index /(//3//)/ ...........................................                 15.72
 Morningstar Mid-Cap Blend Category Average                                               13.92
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance in 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund's expenses.
 ///(//2//)/
  Class 1 shares began operations on April 28, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  FOR THE PERIODS ENDED DECEMBER 31, 2006                                              PAST 5 YEARS
 WEST COAST EQUITY ACCOUNT - CLASS 1  ...................................                   8.83
 WEST COAST EQUITY ACCOUNT - CLASS 2  ...................................                   8.56
 Russell 3000 Index /(//3//)/ ...........................................                   7.17
 Morningstar Mid-Cap Blend Category Average                                                10.51
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance in 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund's expenses.
 ///(//2//)/
  Class 1 shares began operations on April 28, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  FOR THE PERIODS ENDED DECEMBER 31, 2006                                         LIFE OF ACCOUNT/(2)/
 WEST COAST EQUITY ACCOUNT - CLASS 1  ...................................
 WEST COAST EQUITY ACCOUNT - CLASS 2  ...................................
 Russell 3000 Index /(//3//)/ ...........................................
 Morningstar Mid-Cap Blend Category Average
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance in 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund's expenses.
 ///(//2//)/
  Class 1 shares began operations on April 28, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or ta

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED)/(1)/

  FOR THE YEAD ENDED DECEMBER 31, 2005                                        CLASS 1                          CLASS 2
 Management Fees.................................................              0.63%                            0.63%
 12b-1 Fees......................................................               N/A                             0.25
 Other Expenses..................................................              0.02                             0.02
                                                                               ----                             ----
                          TOTAL ANNUAL ACCOUNT OPERATING EXPENSES              0.65%                            0.90%
 Expense Reimbursement /(2)/ ....................................               N/A                              N/A
                                                                               ----                             ----
                                                     NET EXPENSES              0.65%                            0.90%
 ///(1)/
   The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
 Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.68% for Class 1 shares and 0.93% for Class 2 shares.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------
                                                     1     3     5     10
 WEST COAST EQUITY ACCOUNT - CLASS 1              $69   $148  $309   $777
 WEST COAST EQUITY ACCOUNT - CLASS 2               93    202   420  1,048




PRINCIPAL VARIABLE CONTRACTS FUND                                      89
www.principal.com

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The information in this section does not directly apply to the Principal LifeTime Accounts or the Strategic Asset Management ("SAM") Portfolios, except to the extent that the SAM Portfolios invest in securities other than the Underlying Funds. It does apply to the underlying funds in which the LifeTime Accounts and SAM Portfolios invest. The Statement of Additional Information contains additional information about investment strategies and their related risks. The term "Account," as used in this section, includes PIF High Yield Fund II.


SECURITIES AND INVESTMENT PRACTICES


MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Account if the counterparty should fail to return such securities to the Account upon demand or if the counterparty's collateral invested by the Account declines in value as a result of investment losses.


90                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

REVERSE REPURCHASE AGREEMENTS
An Account may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS
The Accounts may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS
Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of the

Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Accounts may invest in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Asset Allocation, Balanced, Bond, Equity Income I, Income, MidCap Stock, MidCap Value, Short-Term Bond, and West Coast Equity Accounts may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative. The PIF High Yield Fund II may invest all of its assets in these securities and will generally invest at least 80% of its assets (plus any borrowings for investment purposes) in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


PRINCIPAL VARIABLE CONTRACTS FUND                                      91
www.principal.com

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


REAL ESTATE INVESTMENT TRUSTS
The Accounts, except the Money Market Account, may invest in real estate investment trust securities, herein referred to as ''REITs.'' In addition, the Real Estate Securities Account typically invests a significant portion of its net assets in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Account will be subject to the REIT's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.


INITIAL PUBLIC OFFERINGS ("IPOS")
Certain of the Accounts may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When an Account's asset base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.


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DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts (except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts, and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Accounts could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued, the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


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FOREIGN INVESTING
As a principal investment strategy, the Asset Allocation, Diversified International, International Emerging Markets, and International SmallCap Accounts may invest Account assets in securities of foreign companies. The other Accounts (except Government & High Quality Bond and Mortgage Securities Accounts) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S. and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political, and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;


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.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


GEOGRAPHIC CONCENTRATION
Potential investors in the West Coast Equity Account should consider the possibility of greater risk arising from the geographic concentration of their investments. The Account has more exposure to local or regional economic risks than Accounts that invest more broadly.

SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Accounts (except Bond, Government & High Quality Bond, Money Market, and Short-Term Bond) may invest in securities of companies with small- or mid-sized market capitalizations. The Capital Value, Equity Value, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index, and LargeCap Value may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.


TEMPORARY DEFENSIVE MEASURES
From time to time, as part of its investment strategy, each Account (other than the Money Market Account which may invest in high quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that the Account is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

FUND OF FUNDS
The performance and risks of each Principal LifeTime Account and Strategic Asset Managment ("SAM") Portfolio directly corresponds to the performance and risks of the underlying funds in which the Account or Portfolio invests. By


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

investing in many underlying funds, the LifeTime Accounts and the SAM Portfolios have partial exposure to the risks of many different areas of the market. The more a LifeTime Account or SAM Portfolio allocates to stock funds, the greater the expected risk.

Each LifeTime Account and SAM Portfolio indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a LifeTime Account or SAM Portfolio is more costly than investing directly in shares of the Underlying Funds.If you are considering investing in a LifeTime Account, you should take into account your estimated retirement date and risk tolerance. In general, each LifeTime Account is managed with the assumption that the investor will invest in a LifeTime Account whose stated date is closest to the date the shareholder retires. Choosing an Account targeting an earlier date represents a more conservative choice; targeting an Account with a later date represents a more aggressive choice. It is important to note that the retirement year of the Account you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the LifeTime Accounts are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.


The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under Fund of Funds Risk.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Accounts that engage in active trading may have high portfolio turnover rates.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current net asset value ("NAV") per share. Each Account's NAV is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The NAV is determined at the close of business of the NYSE (normally 3:00 p.m. Central
Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.


For all Accounts, except the Money Market Account, the NAV is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder proportionately into the classes of the Account
.. subtracting the liabilities of each class
.. dividing the remainder by the total number of shares owned in that class.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.


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NOTES:

.. If market quotations are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing an Account's NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Account has adopted policies and procedures to "fair value" some or all securities held by an Account if significant events occur after the close of the market on which the foreign securities are traded but before the Account's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Account's NAV will be calculated, using the policy adopted by the Account. These fair valuation procedures are intended to discourage shareholders from investing in the Account for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Account may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The Accounts earn dividends, interest, and other income from investments and distribute this income (less expenses) as dividends. The Accounts also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Accounts normally make dividends and capital gain distributions at least annually, in June. Dividends and capital gain distributions are automatically reinvested in additional shares of the Account making the distribution.


MANAGEMENT OF THE FUND


THE MANAGER
Principal Management Corporation ("Principal") serves as the manager for the Fund. In its handling of the business affairs of the Fund, Principal provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records.

Principal is a subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

Principal provides a substantial part of the investment advisory services to each of the LifeTime Accounts directly, while engaging PGI as a sub-advisor to provide asset allocation services to the Accounts. The portfolio manager appointed by Principal for each LifeTime Account is Douglas A. Loeffler. Mr. Loeffler shares responsibility for the day-to-day management of the LifeTime Accounts with Mr. Laschanzky, a portfolio manager representing PGI. On behalf of PGI, Mr. Laschanzky develops, implements, and monitors each LifeTime Account's strategic or long-term asset class targets and target ranges. On behalf of Principal, Mr. Loeffler implements the strategic asset allocation Mr. Laschanzky sets.


DOUGLAS A. LOEFFLER, CFA . - Mr. Loeffler is a Vice President with Principal Management Corporation. He is the senior member of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program. He is responsible for


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preparing periodic evaluation reports including both qualitative and quantitative analysis. Mr. Loeffler participates in the manager selection process and portfolio reviews. Joining Principal Management Corporation in 2004, he has 16 years of investment experience including 14 years in the mutual fund industry (Scudder and Founders Asset Management). His background includes quantitative analysis, fundamental analysis and portfolio management focusing on non-U.S. stocks. Mr. Loeffler earned an MBA in Finance at the University of Chicago and a degree in Economics from Washington State University. He has earned the right to use the Chartered Financial Analyst designation.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Account.

THE SUB-ADVISORS
Principal has signed contracts with various Sub-Advisors. Under each Sub-Advisory agreement, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by Principal. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in each of the Funds.

SUB-ADVISOR: AllianceBernstein L.P. ("AllianceBernstein"). AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.


The management of and investment decisions for the Account's portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Account's portfolio. the members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Account's portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx.

                            DAY-TO-DAY
           ACCOUNT          ACCOUNT MANAGEMENT
           -------          ------------------
           LargeCap Value   Marilyn Fedak
                            Mark R. Gordon
                            John Mahedy
                            Chris Marx
                            John Phillips




MARILYN G. FEDAK, CFA . Ms. Fedak joined Bernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. Ms. Fedak serves on AllianceBernstein's Management Executive Committee and is also a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University. She has also earned the right to use the Chartered Financial Analyst designation.



MARK R. GORDON, CFA . Mr. Gordon joined the firm in 1983. In 2004, he assumed the position of Executive Vice President and Director of Global Quantitative Research. Mr. Gordon also serves on AllianceBernstein's Executive Committee. He earned a BS from Brown University, and pursued graduate studies in applied mathematics and statistics at Princeton University and New York University. Mr. Gordon has earned the right to use the Chartered Financial Analyst designation.


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JOHN MAHEDY, CPA . Mr. Mahedy was named Co-CIO-US Value equities in 2003. He continues to serve as director of research-US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst at AllianceBernstein's institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001. He earned a BS and an MBA from New York University.



CHRISTOPHER W. MARX . Mr. Marx joined the firm in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Mr. Marx earned an AB in Economics from Harvard, and an MBA from the Stanford Graduate School of Business.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips joined the firm in 1994 and is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of AllianceBernstein's Proxy Voting Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. He has also earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Equity Value                 Brendan Healy, CFA
                                        Charles A. Ritter, CFA




BRENDAN HEALY, CFA . Mr. Healy, Vice President and Portfolio Manager, has been a member of the team that manages Large Cap Value since he joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA Investment Management Company as an Equity Analyst. He has a Bachelor's degree in Mechanical Engineering from the University of Arizona and an MBA from the University of Texas-Austin. He has earned the right to use the Chartered Financial Analyst designation.



CHARLES A. RITTER, CFA . Mr. Ritter, Vice President and Senior Portfolio Manager, has been a member of the team that manages Large Cap Value since July 1999. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a Bachelor's degree in Mathematics and a Master's degree in Economics from Carnegie Mellon University as well as an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of PGI and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Growth                       Anthony Rizza




ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.


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SUB-ADVISOR: Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.)
         ("Edge") is an indirect wholly owned subsidiary of Principal Financial Group and an affiliate of Principal. Edge has been in the business of investment management since 1944. Its address is 1201 Third Avenue, 8th Floor, Seattle, WA 98101.

                                                 DAY-TO-DAY
           ACCOUNT                               FUND MANAGEMENT
           -------                               ---------------
           Equity Income I                       Joseph T. Suty
           Income                                John R. Friedl
                                                 Gary J. Pokrzywinski
           MidCap Stock                          Daniel R. Coleman
           Short-Term Income                     Craig V. Sosey
           Strategic Asset Managment Portfolios  Randall L. Yoakum
             Balanced Portfolio                  Michael D. Meighan
             Conservative Balanced Portfolio
             Conservative Growth Portfolio
             Flexible Income Portfolio
             Strategic Growth Portfolio
           Mortgage Securities                   Craig V. Sosey
           West Coast Equity                     Philip M. Foreman




DANIEL R. COLEMAN . Mr. Coleman, First Vice President, Head of Equity Investment Team and Senior Portfolio Manager of Edge, leads a team of investment professionals that is responsible for the management of the Equity Funds for which Edge serves as sub-advisor (Equity Income I, MidCap Stock, and West Coast Equity Accounts). Mr. Coleman has had primary responsibility for the day-to-day management of the predecessor Mid Cap Stock Fund, since December 2001. Mr. Coleman joined Edge in October 2001. Prior to that, he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 until 2001, and Member and General Partner of Brookhaven Capital Management LLC/ Clyde Hill Research from 1989 until 2000.



PHILIP M. FOREMAN, CFA . Mr. Foreman, Vice President and Senior Portfolio Manager of Edge, has been responsible for the day-to-day management of the predecessor West Coast Equity Fund since 2002. Mr. Foreman has been employed by Edge since January of 2002. Prior to that, Mr. Foreman was Senior Vice President and Equity Mutual Fund Manager at Evergreen Asset Management Co. from 1999 until 2002, and Vice President and Senior Portfolio Manager at Edge from 1991 until 1999.



JOHN R. FRIEDL, CFA . Mr. Friedl, Vice President and Portfolio Manager, has been co-manager of the predecessor Income Fund with Gary J. Pokrzywinski since March 2005. Mr. Friedl is responsible for the day-to-day management of the Income Account. He has been employed as an investment professional at Edge since August 1998.



MICHAEL D. MEIGHAN, CFA . Mr. Meighan, Vice President and Senior Portfolio Manager of Edge, has been responsible for co-managing the predecessor SAM Portfolios with Mr. Yoakum (see below) since March 2003. Mr. Meighan oversees the Asset Allocation Team, a group of investment professionals dedicated to the active management of the SAM Portfolios', on a day-to-day basis. Mr. Meighan also works collaboratively with Mr. Yoakum and Mr. Pokrzywinski developing portfolio asset allocation and investment strategies. Mr. Meighan joined Edge in 1999. Between 1993 and 1999, he was employed with Mr. Yoakum at D.A. Davidson & Co. as a Portfolio Manager and Senior Analyst for its asset allocation product.



GARY J. POKRZYWINSKI, CFA . Mr. Pokrzywinski, Chief Investment Officer, Senior Vice President, and Senior Portfolio Manager of Edge. Since March 2005, he has been responsible for co-managing the predecessor Income Fund with John Friedl. As co-manager of the Income Account, Mr. Pokrzywinski contributes to the establishment of the


100                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
philosophy and long term structure of the Account. Between 1992 and March 2005 he had primary responsibility for the day-to-day management of the predecessor Income Fund. Mr. Pokrzywinski is also a member of the SAM Portfolios' Asset Allocation Team. Mr. Pokrzywinski has been employed by Edge since July 1992.



CRAIG V. SOSEY . Mr. Sosey, Vice President and Senior Portfolio Manager of Edge, has had primary responsibility for the day-to-day management of the predecessor Short Term Income and predecessor U.S. Government Securities Funds since January 2000 and November 1998, respectively. He has been employed by Edge since May 1998. Prior to that, he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years.



JOSEPH T. SUTY, CFA . Mr. Suty, Vice President and Senior Portfolio Manager of Edge, has been responsible for the day-to-day management of the predecessor Equity Income Fund since October 2005. Prior to joining Edge in September 2005, Mr. Suty managed personal and foundation portfolios from January 2005 until August 2005. From December 1991 until December 2004, Mr. Suty was a portfolio manager of large-cap value stocks at Washington Capital Management, Inc., where he was a principal and director of the firm.



RANDALL L. YOAKUM, CFA . Mr. Yoakum, Senior Vice President and Chief Investment Strategist of Edge, has led a team of investment professionals in managing the predecessor SAM Portfolios since January 1999. Mr. Yoakum currently serves as Chairman of the SAM Portfolio's Asset Allocation Team and works closely with Mr. Meighan and Mr. Pokrzywinski formulating economic strategy. Between 1997 and 1999, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. Between 1994 and 1997, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen's Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors) for eight years.


SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Joseph W. Garner
                                        Kenneth G. Mertz
                                        Stacey L. Sears



The portfolio management and strategy team have long tenures at Emerald, with Ms. Sears joining Emerald in 1991, Mr. Mertz in 1992 and Mr. Garner in 1994.



JOSEPH W. GARNER . Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce's Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.



KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees' Retirement System (1985-1992). He earned a BA in Economics from Millersville University.


Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.


PRINCIPAL VARIABLE CONTRACTS FUND                                     101
www.principal.com

STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.


SUB-ADVISOR: Essex Investment Management Company, LLC ("Essex") is a
         Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.

                                        DAY-TO-DAY
           ACCOUNT                      FUND MANAGEMENT
           -------                      ---------------
           SmallCap Growth              Nancy B. Prial




NANCY B. PRIAL, CFA . Ms. Prial is a Portfolio Manager on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent six years at The Burridge Group, LLC as Vice President and Chief Investment Officer and four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graduated from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Jacobs Levy Equity Management, Inc. ("Jacobs Levy") provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

                                        DAY-TO-DAY
           ACCOUNT                      FUND MANAGEMENT
           -------                      ---------------
           MidCap Value                 Bruce Jacobs
                                        Ken Levy




BRUCE JACOBS, PH.D . Dr. Jacobs serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was Senior Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operations Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University, and an MA in Applied Economics and a Ph.D. in Finance from the University of Pennsylvania's Wharton School.



KEN LEVY, CFA . Mr. Levy serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. He earned a BA in Economics from Cornell University and an MBA and an MA in Business Economics from the University of Pennsylvania's Wharton School. He has earned the right to use the Chartered Financial Analyst designation.


102                                     PRINCIPAL VARIABLE CONTRACTS FUND
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

SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 245 Park Avenue,
         New York, NY 10167 is an indirect wholly owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), a bank holding company. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.

The portfolio managers operate as a team, sharing responsibility for the day-to-day management of the portfolio, each strategy does, however, have lead portfolio managers with responsibility for implementing the insight of the team into individual portfolios.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum
                                        Dennis S. Ruhl




CHRISTOPHER T. BLUM, CFA . Managing Director of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.



DENNIS S. RUHL, CFA . Mr. Ruhl, Vice President of Morgan, joined the company in 1999. He is a portfolio manager in the U.S. Small Cap Equity Group. His current responsibilities include managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl earned Bachelor's degrees in Mathematics and Computer Science and a Master's degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon").

The day-to-day portfolio management for some of the Accounts listed below is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                Adam T. Logan
                                        John O'Toole
           SmallCap Value               Ronald P. Gala
                                        Peter D. Goslin




RONALD P. GALA, CFA . Mr. Gala is a Senior Vice President and principal of Mellon Equity and joined the firm in 1993. Mr. Gala earned an MBA in Finance from the University of Pittsburgh and a BS in Business Administration from Duquesne University. He has earned the right to use the Chartered Financial Analyst designation.



PETER D. GOSLIN, CFA . Mr. Goslin is a Vice President and Portfolio Manager with Mellon Equity. Before joining Mellon Equity in 1999, Mr. Goslin spent over four years with Merrill Lynch. During his tenure with Merrill, he worked as a NASDAQ market maker and an equity index options proprietary trader. Prior to that, he ran Merrill's S&P options desk


PRINCIPAL VARIABLE CONTRACTS FUND                                     103
www.principal.com
at the Chicago Mercantile Exchange. Mr. Goslin earned his MBA in Finance at the University of Notre Dame Graduate School of Business following a BS in Finance from St. Vincent College. He has earned the right to use the Chartered Financial Analyst designation.



ADAM T. LOGAN, CFA . Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Equity. Previously, he performed duties as a financial analyst in Mellon Financial Corporation's corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



JOHN O'TOOLE, CFA . Joining the company in 1990, Mr. O'Toole is a Senior Vice President and a principal of Mellon Equity. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Morgan Stanley Investment Management Inc. ("MSIM Inc."), doing business in certain instances (including its role as sub-advisor to the Asset Allocation Account) under the name "Van Kampen," is a registered investment adviser, located at 1221 Avenue of the Americas, New York, NY 10020, and is a direct subsidiary of Morgan Stanley.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich




FRANCINE J. BOVICH . Ms. Bovich has been a Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997 and a Principal prior thereto. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.


Ms. Bovich is co-head of Morgan Stanley's Global Tactical Asset Allocation Team. Ms. Bovich is responsible for the overall allocation of the Fund's assets among equities, bonds and money market instruments.


SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. The two firms continue an asset management history that began in 1939. Neuberger Berman is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 S. Basu Mullick




S. BASU MULLICK . Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned a MA in Economics and a Ph.D., ABD Finance from Rutgers University.


SUB-ADVISOR: Principal Global Investors, LLC ("PGI") is an indirect wholly owned subsidiary of Principal Life Insurance Company and an affiliate of Principal. PGI manages equity, fixed-income and real estate investments


104                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
         primarily for institutional investors, including Principal Life. PGI's headquarters address is 801 Grand Avenue, Des Moines, IA 50392 and has other primary asset management offices in New York, London, Sydney, and Singapore.

The day-to-day portfolio management for some of the Accounts listed below is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

                                                DAY-TO-DAY
           ACCOUNT                              ACCOUNT MANAGEMENT
           -------                              ------------------
           Balanced                             Dirk Laschanzky
           Bond                                 William C. Armstrong
                                                Timothy R. Warrick
           Capital Value                        John Pihlblad
           Diversified International            Paul H. Blankenhagen
                                                Juliet Cohn
                                                Christopher Ibach
           Government & High Quality Bond       Brad Fredericks
                                                Lisa Stange
           International Emerging Markets       Michael A. Marusiak
                                                Michael L. Reynal
           International SmallCap               Brian W. Pattinson
           LargeCap Stock Index                 Dirk Laschanzky
                                                Mariateresa Monaco
           MidCap                               K. William Nolin
           Money Market                         Tracy Reeg
                                                Alice Robertson
           Principal LifeTime 2010              Dirk Laschanzky
           Principal LifeTime 2020              Dirk Laschanzky
           Principal LifeTime 2030              Dirk Laschanzky
           Principal LifeTime 2040              Dirk Laschanzky
           Principal LifeTime 2050              Dirk Laschanzky
           Principal LifeTime Strategic Income  Dirk Laschanzky
           Short-Term Bond                      Zeid Ayer
                                                Craig Dawson
                                                Martin J. Schafer
           SmallCap                             Thomas Morabito
                                                Phil Nordhus




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong is a portfolio manager for PGI. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He jointed the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master's degree from the University of Iowa and a Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.


PRINCIPAL VARIABLE CONTRACTS FUND                                     105
www.principal.com

ZEID AYER, PH.D., CFA . Mr. Ayer is a portfolio manager at PGI. He is a co-manager of the ultra short and short-term bond portfolios. He is also head of the Structured Debt group that covers asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). He joined PGI in 2001 and is the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, Mr. Ayer was an assistant vice president at PNC Financial Services Group. He earned a doctorate in Physics from the University of Notre Dame, a master's in Computational Finance from Carnegie Mellon University and a Bachelor's degree in Physics from St. Xavier's College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.



JULIET COHN . Ms. Cohn is a portfolio manager at PGI. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a Bachelor's degree in Mathematics from Trinity College, Cambridge England.



CRAIG DAWSON, CFA . Mr. Dawson is a portfolio manager at PGI. He is co-manager of the ultra short and short term bond portfolios. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfolio manager position in 2002. He earned an MBA and a Bachelor's degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.



BRAD FREDERICKS. . Mr. Fredericks is a portfolio manager at PGI. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor's degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).



CHRISTOPHER IBACH, CFA . Mr. Ibach is an associate portfolio manager and equity research analyst at PGI. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semi-conductor research. Prior to joining PGI in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



DIRK LASCHANZKY, CFA . Mr. Laschanzky is a portfolio manager for PGI, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining PGI in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Laschanzky shares responsibility for the day-to-day management of the LifeTime Accounts with Mr. Loeffler, a portfolio manager representing the Manager. On behalf of Principal, Mr. Laschanzky develops, implements and monitors the Accounts' strategic or long-term asset class targets and target ranges. On behalf of the Manager, Mr. Loeffler implements the strategic asset allocation Mr. Laschanzky sets.



MICHAEL A. MARUSIAK . Mr. Marusiak is a portfolio manager for PGI. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining PGI in 2000, he was an analyst at Trust Company of the West. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.


106                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

MARIATERESA MONACO . Ms. Monaco is a portfolio manager at PGI. She serves as portfolio manager for the firm's small-cap growth and index portfolios and as a member of the firm's asset allocation policy group. Prior to joining PGI in 2005, she was a quantitative equity analyst at Fidelity Management and Research supporting a family of institutional equity funds. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master's degree in Electrical Engineering from Northeastern University. She also earned a Master's degree in Electrical Engineering from Politecnico di Torino, Italy, and a diploma in Piano from the Conservatorio di Torino, Italy.



THOMAS MORABITO, CFA . Mr. Morabito leads the small-cap portfolio management team for PGI and is the portfolio manager on the small-cap value portfolios. Prior to joining PGI in 2000, he managed the Structured Small Cap Fund for Invesco Management & Research. He earned an MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin is a portfolio manager for PGI. He serves as the portfolio manager for the firm's international small-cap equity portfolios. He joined the firm in 1994. He earned an MBA from the Yale School of Management and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



PHIL NORDHUS, CFA . Mr. Nordhus joined PGI in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor's degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He serves as the portfolio manager for the firm's international small-cap equity portfolios. He joined Principal in 1994. Mr. Pattinson earned an MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI's Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



TRACY REEG. . Ms. Reeg is a portfolio manager at PGI. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



MICHAEL L. REYNAL . Mr. Reynal is a portfolio manager at PGI. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining PGI in 2001, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. Mr. Reynal earned an MBA from the Amos Tuck School at Dartmouth College, an MA in History from Christ's College at the University of Cambridge and a BA in History from Middlebury College.



ALICE ROBERTSON . Ms. Robertson is a trader for PGI on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.


PRINCIPAL VARIABLE CONTRACTS FUND                                     107
www.principal.com

MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for PGI. He specializes in short-term and long duration portfolios, as well as the Inflation Protection Fund and stable value mandates. He also has experience in managing mortgage-backed securities. Mr. Schafer joined the firm in 1977 and in the early 1980s he developed the firm's secondary mortgage marketing operation. In 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985, institutional portfolios in 1992 and stable value portfolios in 2000. He has earned a Bachelor's degree in Accounting and Finance from the University of Iowa.



LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for PGI. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategist, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989. Ms. Stange earned an MBA and a Bachelor's degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a portfolio manager at PGI with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development. He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly owned subsidiary of Principal Life and an affiliate of Principal, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal - REI's address is 801 Grand Avenue, Des Moines, IA 50392.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Real Estate Securities       Kelly D. Rush




KELLY D. RUSH, CFA . As portfolio manager, Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI the dedicated real estate group of Principal. He has been managing the real estate stock portfolio since 1997. Previously, Mr. Rush participated in structuring commercial mortgage loans for public real estate companies and the analysis of real estate investment trust issued bonds. He has been with the real estate investment area of the firm since 1987. He earned an MBA in Business Administration and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 69 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Equity Growth                Robert W. Sharps
           LargeCap Blend               William J. Stromberg
           LargeCap Growth Equity       Robert W. Sharps




108                                     PRINCIPAL VARIABLE CONTRACTS FUND
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


ROBERT W. SHARPS, CFA, CPA . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.



WILLIAM J. STROMBERG, CFA . Mr. Stromberg is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price, Director of Global Equity Research, and Co-Director of Equities for T. Rowe Price and Chairman of the Equity Steering Committee. Prior to joining the firm in 1987, he was employed as a Systems Engineer for the Westinghouse Defense and Electronics Center. He earned a BA from Johns Hopkins University and an MBA from Tuck School of Business at Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Stromberg serves as a portfolio coordinator for the Account. Instead of making stock selection decisions, he is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Mr. Stromberg has ultimate accountability for the Account.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a
         Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Paul A. Graham, Jr.
                                        David N. Wabnik




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School.


THE SUB-SUB-ADVISORS
Principal Global Investors, LLC ("PGI") has entered into sub-sub-advisory agreements for various Accounts. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of PGI for a certain portion of the Account's assets. The sub-sub-advisor is paid a fee by PGI.


PRINCIPAL VARIABLE CONTRACTS FUND                                     109
www.principal.com

PGI is the sub-advisor for the Bond Account. Day-to-day management decisions concerning a portion of the Bond Account's portfolio are made by Spectrum Asset Management, Inc. ("Spectrum"), and Post Advisory Group, LLC ("Post") each of which serves as sub-sub-advisor.


SUB-SUB-ADVISOR: Post Advisory Group, LLC ("Post") is an affiliate of PGI and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.



LAWRENCE A. POST . Mr. Post is a chief executive office and chief investment officer for Post. He has over 35 years experience in the investment business, including 25 years in the high yield bond market. Prior to founding Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. He earned an MBA in Business Administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.



ALLAN SCHWEITZER . Mr. Schweitzer is a Managing Director at Post. Prior to joining Post in 2000, he was a senior high yield analyst at Trust Company of the West ("TCW"). Prior to TCW, he was a high yield research analyst at Putnam Investments. Mr. Schweitzer earned a Bachelor's degree in Business Administration from Washington University at St. Louis and a Master's in Business Administration from the University of Chicago with a concentration in analytical finance and international economics.


SUB-SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an indirect subsidiary of Principal Life and an affiliate of Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.



L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned his BS in Finance from Boston University.



BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and head of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor's degree in Industrial Relations from Cornell University.


DUTIES OF THE MANAGER AND SUB-ADVISORS
Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.



110                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Several of the Accounts have multiple Sub-Advisors. For those Accounts Principal determines the portion of the Account's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new clash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.

FEES PAID TO THE MANAGER
Principal is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2005 was:

      Asset Allocation          0.80%   Money Market                    0.49%
      Balanced                  0.59%   Mortgage Securities             N/A*
      Bond                      0.45%   Principal LifeTime 2010         0.12%
      Capital Value             0.60%   Principal LifeTime 2020         0.12%
      Diversified                       Principal LifeTime 2030
      International             0.85%                                   0.12%
      Equity Growth             0.76%   Principal LifeTime 2040         0.12%
      Equity Income I           N/A*    Principal LifeTime 2050         0.12%
      Equity Value                      Principal LifeTime Strategic
                                0.85%   Income                          0.12%
      Government & High                 Real Estate Securities
      Quality Bond              0.44%                                   0.88%
      Growth                    0.60%   SAM Balanced                    N/A*
      Income                    N/A*    SAM Conservative Balanced       N/A*
      International Emerging            SAM Conservative Growth
      Markets                   1.25%                                   N/A*
      International SmallCap    1.19%   SAM Flexible Income             N/A*
      LargeCap Blend            0.75%   SAM Strategic Growth            N/A*
      LargeCap Growth Equity    1.00%   Short-Term Bond                 0.50%
      LargeCap Stock Index      0.35%   Short-Term Income               N/A*
      LargeCap Value            0.75%   SmallCap                        0.85%
      MidCap                    0.57%   SmallCap Growth                 1.00%
      MidCap Growth             0.90%   SmallCap Value                  1.09%
      MidCap Stock              N/A*    West Coast Equity               N/A*
      MidCap Value              1.05%


 * Each of the Accounts in the table below pays a fee to Principal (as a percentage of the average daily net assets) as shown.

                        FIRST $100  NEXT $100  NEXT $100  NEXT $100   OVER $400
       ACCOUNT           MILLION     MILLION    MILLION    MILLION     MILLION
       -------           -------     -------    -------    -------     -------
Equity Income I           0.60%       0.55%      0.50%      0.45%       0.40%


          ACCOUNT                FIRST $2 BILLION          OVER $2 BILLION
          -------                ----------------          ---------------
Income                                0.50%                     0.45%
Mortgage Securities                   0.50                      0.45


                                FIRST $1    NEXT $1     NEXT $1      OVER $3
           ACCOUNT              BILLION     BILLION     BILLION      BILLION
           -------              -------     -------     -------      -------
MidCap Stock                     0.75%       0.70%       0.65%        0.60%


                                 FIRST $200      NEXT $300        OVER $500
           ACCOUNT                MILLION         MILLION          MILLION
           -------                -------         -------          -------
Short-Term Income                  0.50%           0.45%            0.40%




PRINCIPAL VARIABLE CONTRACTS FUND                                     111
www.principal.com

                                    FIRST $500                OVER $500
          ACCOUNT                    MILLION                   MILLION
          -------                    -------                   -------
West Coast Equity                     0.625%                   0.500%


                                     FIRST $1                  OVER $1
         ACCOUNT *                   BILLION                   BILLION
         ---------                   -------                   -------
SAM Balanced Portfolio; SAM
Conservative Balanced
Portfolio; SAM Conservative
Growth Portfolio; SAM
Flexible Income Portfolio
and SAM Strategic Growth
Portfolio                             0.25%                     0.20%
* Breakpoints based on aggregate SAM Portfolio net assets



A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund is available in the Fund's annual shareholder report for the fiscal year ended December 31, 2005.

The Fund and Principal, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with the Manager, without obtaining shareholder approval. For any Account that is relying on that order, Principal may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

Principal will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the other purchasers, and the Account states in its prospectus that it intends to rely on the order.

The shareholders of each of the Accounts have approved the Account's reliance on the order; however, only the Asset Allocation, Equity Growth, Equity Value, LargeCap Blend, LargeCap Growth Equity, LargeCap Value, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts intend to rely on the order.


DISTRIBUTION PLAN AND ADDITIONAL INFORMATION
REGARDING INTERMEDIARY COMPENSATION

The Fund has adopted a 12b-1 Plan for the Class 2 shares of some of the Accounts. Under the 12b-1 Plan, each Account may make payments from its assets attributable to the Class 2 shares to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. The amounts payable by the Accounts under the Rule 12b-1 Plan need not be directly related to expenses. If the Distributor's actual expenses are less than the fees it receives, the Distributor will keep the full amount of the fees. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Accounts and may cost more than paying other types of sales charges.


The maximum annualized Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for the Class 2 shares of each of the Accounts is 0.25%.


PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Accounts. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Accounts as investment options. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Accounts pay to


112                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.


ONGOING PAYMENTS. In the case of Class 2 shares, and pursuant to the Rule 12b-1 Plan applicable to the Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Accounts. In addition, the Distributor of the Advisor may make from its own resources ongoing payments to an insurance company of up to 0.25% of the average net assets of the Accounts held by the insurance company in its separate accounts. The payments are for administrative services and may be made with respect to either or both classes of shares of the Accounts.


OTHER PAYMENTS TO INTERMEDIARIES. In addition to any commissions that may be paid at the time of sale, ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Accounts, or may sell shares of the Accounts to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year's sales of applicable variable annuities and variable life insurance contracts that may be funded by account shares, or 0.25% of the current year's sales of Account shares to retirement plans by that financial intermediary.


A number of factors are considered in determining the amount of these additional payments, including each financial intermediary's PVC sales, assets, and redemption rates of applicable variable annuities, variable life insurance contracts, and retirement plans as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include applicable variable annuities, variable life insurance contracts, and Account shares in retirement plans on a "preferred list." The Distributor's goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Accounts so that they can provide suitable information and advice about the Accounts and related investor services. Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to Accounts for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, ticket charges, and general marketing expenses.


In December 2006, Principal purchased Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.) and its two subsidiaries, Principal Funds Distributor, Inc. (formerly known as WM Funds Distributor, Inc.) and Principal Shareholder Services, Inc. (formerly known as WM Shareholder Services, Inc.) from New American Capital, Inc. ("New American") and its parent company Washington Mutual, Inc. ("WaMu") (the "Transaction"). In connection with the Transaction, New American agreed to make payments to Principal with respect to each of the first four years following the closing of the Transaction. New American must make such payments to Principal if the aggregate fees Principal and its affiliates earn from Principal-sponsored mutual funds and other financial instruments such as annuitites (the "Principal Products") that WaMu and its affiliates (including WM Financial Services, Inc., a broker-dealer subsidiary of WaMu) sell fall below certain specified amounts during any of the four years following the closing of the Transaction. The agreement between Principal and New American could result in New American paying Principal a maximum of $30 million with respect to each year in the four-year period. As a result, WM Financial Services, Inc. (and/or its affiliates) will have an additional incentive to sell Principal Products following the closing of the Transaction.


If one mutual fund sponsor makes greater distribution assistance payments than another, your Investment Representative and his or her financial intermediary may have an incentive to recommend one variable annuity, variable life insurance policy or mutual fund over another.


PRINCIPAL VARIABLE CONTRACTS FUND                                     113
www.principal.com

Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Accounts, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.


As of the date of this prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include shares of the Accounts as investment options, or for the distribution of the Accounts to retirement plans (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses) include:

Advantage Capital Corporation
A.G. Edwards & Sons, Inc.
AIG Advisors, Inc.
American Portfolios Financial Services, Inc.
Associated Financial Group, Inc.
Commonwealth Financial Network
FFP Securities, Inc.
FSC Securities Corporation
G.A. Repple & Company
H. Beck, Inc.
Investacorp, Inc.
Investment Advisors & Consultants, Inc.
Jefferson Pilot Securities Corporation
McDonald Investments, Inc.
Mutual Service Corporation
NFP Securities, Inc.
Oppenheimer & Co., Inc.
ProEquities, Inc.
Prospera Financial Services, Inc.
Royal Alliance Associates, Inc.
Securities America, Inc.
Triad Advisors, Inc.
United Planners' Financial Services of America
Waterstone Financial Group, Inc.
WM Financial Services, Inc.

To obtain a current list of such firms, call 1-800-222-5852.


Although an Account's sub-advisor may use brokers who sell shares of the Accounts to effect portfolio transactions, the sale of Account shares is not considered as a factor when selecting brokers to effect portfolio transactions. The Fund has adopted procedures to ensure that the sale of account shares is not considered when selecting brokers to effect portfolio transactions.


Your Contract or retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in this Prospectus. The amount and applicability of any such fee are determined and disclosed separately within the prospectus for your insurance contract. Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.


114                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

GENERAL INFORMATION ABOUT AN ACCOUNT


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES)
The Accounts are not designed for, and do not knowingly accommodate, frequent purchases and redemptions ("excessive trading") of Account shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase shares of these Accounts.

Frequent purchases and redemptions pose a risk to the Accounts because they may:
.. Disrupt the management of the Accounts by:
  . forcing the Account to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Account and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Account; and
.. Increase expenses of the Account due to:
  . increased broker-dealer commissions and
  . increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, the Accounts may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Accounts in which the LifeTime Accounts or Strategic Asset Management Portfolios invest could flow through to the LifeTime Accounts and Strategic Asset Management Portfolios as they would for any fund shareholder.

Certain Accounts may be at greater risk of harm due to frequent purchase and redemptions. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International, International Emerging Markets, and International SmallCap Accounts. The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occurring after the close of a foreign market in which securities are traded. The procedures will be followed if the Manager believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the Accounts.

As the Accounts are only available through variable annuity or variable life contracts or to qualified retirement plans, the Fund must rely on the insurance company that issues the contract, or the trustees or administrators of qualified retirement plans, ("intermediary") to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that the intermediary will identify and prevent excessive trading in all instances. When an intermediary identifies excessive trading, it will act to curtail such trading in a fair and uniform manner. If an intermediary is unable to identify such abusive trading practices, the abuses described above may negatively impact the Accounts.


If an intermediary, or the Fund, deems excessive trading practices to be occurring, it will take actions that may include, but is not limited to:
.. Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier, or by telephone;
.. Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Fund.

The Fund Board of Directors has found the imposition of a redemption fee with respect to redemptions from Class 1 and Class 2 shares of the Accounts is neither necessary nor appropriate in light of measures taken by intermediaries through which such shares are currently available. Each intermediary's excessive trading policies and procedures will be reviewed by Fund management prior to making shares of the Fund available through such intermediary to


PRINCIPAL VARIABLE CONTRACTS FUND                                     115
www.principal.com
determine whether, in management's opinion, such procedures are reasonably designed to prevent excessive trading in Fund shares.


The Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, the intermediary will reverse an exchange (within one business day of the exchange) and return the account holdings to the positions held prior to the exchange. The intermediary will give you notice in writing in this instance.


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive, or bonus plan established by Principal Life or Washington Mutual Life Insurance Company, or any subsidiary or affiliate of such company, for employees of such company, subsidiary, or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life and by other insurance companies as well as for certain qualified plans. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts, variable annuity separate accounts, and qualified plan investors to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners, contract holders, and qualified plan investors. Material conflict could result from, for example,
1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners, those given by contract holders, and those given by qualified plan investors. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts or qualified plans, which could have adverse consequences.


SHAREHOLDER RIGHTS
Each shareholder of an Account is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors, and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets, and redemption. Shares are fully paid, non-assessable, and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Account shareholders.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the 1940 Act: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, IA 50392-2080.


Principal Life votes each Account's shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received


116                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
from contract owners regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.


PURCHASE OF ACCOUNT SHARES

Shares are purchased from the Distributor, the Fund's principal underwriter. There are no sales charges on shares of the Accounts, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

The Accounts may, in their discretion and under certain limited circumstances, accept securities as payment for Account shares at the applicable NAV. Each Account will value securities used to purchase its shares using the same method the Account uses to value its portfolio securities as described in this prospectus.


Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member, or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.



DISTRIBUTIONS IN KIND. . The Fund may determine that it would be detrimental to the remaining shareholders of an Account to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the accounts may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Account's portfolio in lieu of cash provided the shareholder to whom such distribution is made was invested in such securities. If an Account pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or


PRINCIPAL VARIABLE CONTRACTS FUND                                     117
www.principal.com
other costs in selling the securities for cash. Each Account will value securities used to pay redemptions in kind using the same method the Account uses to value its portfolio securities as described in this prospectus.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent registered public accounting firm, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the financial performance of the Accounts for the periods shown. Certain information reflects results for a single share of an Account. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in an Account (assuming reinvestment of all distributions).


The information for the Equity Income I, Income, MidCap Stock, Mortgage Securities, Short-Term Income, and West Coast Equity Accounts, and each of the SAM Portfolios, has been derived from the financial statements for their predecessor funds. The financial statements for the predecessor funds were audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each predecessor fund's financial statements, is included in the predecessor funds' Annual Report to Shareholders for the fiscal year ended December 31, 2005, which is available upon request, and incorporated by reference into the Statement of Additional Information. The following table is a listing of Accounts and their corresponding predecessor fund.

PRINCIPAL VARIABLE CONTRACTS ACCOUNTS              PREDECESSOR FUND
 Equity Income Account I                VT Equity Income Fund
 Income Account                         VT Income Fund
 MidCap Stock Account                   VT Mid Cap Stock Fund
 Mortgage Securities Account            VT U.S. Government Securities Fund
 Short-Term Income Account              VT Short Term Income Fund
 West Coast Equity Account              VT West Coast Equity Fund
 SAM Balanced Portfolio                 VT Balanced Portfolio
 SAM Conservative Balanced Portfolio    VT Conservative Balanced Portfolio
 SAM Conservative Growth Portfolio      VT Conservative Growth Portfolio
 SAM Flexible Income Portfolio          VT Flexible Income Portfolio
 SAM Strategic Growth Portfolio         VT Strategic Growth Portfolio


The information for each of the other Accounts has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Accounts' financial statements, is included in Principal Variable Contracts Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2005, which is available upon request, and incorporated by reference into the Statement of Additional Information.


118                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Financial Highlights

Financial Highlights

VT EQUITY INCOME FUND
For a Fund share outstanding throughout each period.


                                    INCOME/(LOSS) FROM
                                   INVESTMENT OPERATIONS
                           ------------------------------------             LESS DISTRIBUTIONS
                                       NET REALIZED              ----------------------------------------
                   NET                      AND                                                              NET
                  ASSET                 UNREALIZED                DIVIDENDS  DISTRIBUTIONS                  ASSET
                  VALUE        NET      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET                    VALUE
                BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL      END OF    TOTAL
                OF PERIOD    INCOME     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS  PERIOD  RETURN(1)
                ---------  ----------  ------------  ----------  ----------  -------------  -------------  ------  ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06           $17.64    $0.17          $0.80        $0.97      $(0.33)      $(0.95)        $(1.28)     $17.33     5.61%
Year Ended:
12/31/05          $16.26    $0.40(5)       $1.26        $1.66      $(0.28)      $   --         $(0.28)     $17.64    10.27%
12/31/04           13.90     0.32(5)        2.30         2.62       (0.26)          --          (0.26)      16.26    19.12
12/31/03           11.01     0.31(5)        2.95         3.26       (0.31)       (0.06)         (0.37)      13.90    30.10
12/31/02           12.87     0.36(5)       (1.95)       (1.59)      (0.25)       (0.02)         (0.27)      11.01   (12.51)
12/31/01           12.11     0.42(5)        0.54         0.96       (0.12)       (0.08)         (0.20)      12.87     7.92

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06           $17.53    $0.14          $0.80        $0.94      $(0.30)      $(0.95)        $(1.25)     $17.22     5.48%
Year Ended:
12/31/05          $16.18    $0.36(5)       $1.24        $1.60      $(0.25)      $   --         $(0.25)     $17.53     9.97%
12/31/04           13.85     0.28(5)        2.30         2.58       (0.25)          --          (0.25)      16.18    18.82
12/31/03           10.99     0.29(5)        2.93         3.22       (0.30)       (0.06)         (0.36)      13.85    29.73
12/31/02           12.87     0.32(5)       (1.93)       (1.61)      (0.25)       (0.02)         (0.27)      10.99   (12.67)
12/31/01(6)        12.64     0.22(5)        0.21         0.43       (0.12)       (0.08)         (0.20)      12.87     3.40

                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                --------------------------------------------------------
                            RATIO OF    RATIO OF
                            EXPENSES    EXPENSES
                           TO AVERAGE  TO AVERAGE   RATIO OF
                   NET     NET ASSETS  NET ASSETS      NET
                  ASSETS     BEFORE       AFTER    INVESTMENT
                  END OF   REIMBURSE-  REIMBURSE-   INCOME TO  PORTFOLIO
                  PERIOD     MENTS/      MENTS/      AVERAGE    TURNOVER
                (IN 000S)    WAIVERS   WAIVERS(2)  NET ASSETS     RATE
                ---------  ----------  ----------  ----------  ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06          $271,718   0.66%(7)    0.66%(7)    1.83%(7)      36%
Year Ended:
12/31/05         $237,482   0.66%       0.66%       2.40%         46%
12/31/04          189,517   0.67        0.67        2.15          26
12/31/03          149,603   0.70        0.70        2.63          23
12/31/02          112,304   0.70        0.70        3.04          16
12/31/01           97,982   0.70        0.70        3.29          15

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06          $ 53,343   0.91%(7)    0.91%(7)    1.58%(7)      36%
Year Ended:
12/31/05         $ 41,976   0.91%       0.91%       2.15%         46%
12/31/04           24,094   0.92        0.92        1.90          26
12/31/03           12,619   0.95        0.95        2.38          23
12/31/02            6,460   0.95        0.95        2.79          16
12/31/01(6)           658   0.94(7)     0.94(7)     3.05(7)       15

(5)  Per share numbers have been calculated using the average shares method.

(6)  The VT Equity Income Fund commenced selling Class 2 shares on May 1, 2001.

(7)  Annualized.




Financial Highlights

VT WEST COAST EQUITY FUND
For a Fund share outstanding throughout each period.


                                    INCOME/(LOSS) FROM
                                   INVESTMENT OPERATIONS
                           ------------------------------------             LESS DISTRIBUTIONS
                                       NET REALIZED              ----------------------------------------
                   NET                      AND                                                              NET
                  ASSET                 UNREALIZED                DIVIDENDS  DISTRIBUTIONS                  ASSET
                  VALUE        NET      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET                    VALUE
                BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL      END OF    TOTAL
                OF PERIOD    INCOME     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS  PERIOD  RETURN(1)
                ---------  ----------  ------------  ----------  ----------  -------------  -------------  ------  ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06           $22.04    $0.06(4)      $0.72        $0.78       $(0.12)      $(0.46)        $(0.58)     $22.24     3.60%
Year Ended:
12/31/05          $20.45    $0.13(4)      $1.61        $1.74       $(0.15)      $   --         $(0.15)     $22.04     8.57%
12/31/04           18.14     0.16(4)       2.20         2.36        (0.05)          --          (0.05)      20.45    13.03
12/31/03           12.69     0.06(4)       5.43         5.49        (0.04)          --          (0.04)      18.14    43.35
12/31/02           16.70     0.06(4)      (3.79)       (3.73)       (0.08)       (0.20)         (0.28)      12.69   (22.55)
12/31/01           16.01     0.10(4)       1.03         1.13        (0.09)       (0.35)         (0.44)      16.70     6.88

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06           $21.92    $0.03(4)      $0.73        $0.76       $(0.08)      $(0.46)        $(0.54)     $22.14     3.48%
Year Ended:
12/31/05          $20.35    $0.08(4)      $1.60        $1.68       $(0.11)      $   --         $(0.11)     $21.92     8.30%
12/31/04           18.08     0.11(4)       2.19         2.30        (0.03)          --          (0.03)      20.35    12.72
12/31/03           12.67     0.02(4)       5.41         5.43        (0.02)          --          (0.02)      18.08    42.93
12/31/02           16.70     0.02(4)      (3.77)       (3.75)       (0.08)       (0.20)         (0.28)      12.67   (22.67)
12/31/01(3)        15.52     0.01(4)       1.17         1.18           --           --             --       16.70     7.60

                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                --------------------------------------------------------
                            RATIO OF    RATIO OF
                            EXPENSES    EXPENSES
                           TO AVERAGE  TO AVERAGE   RATIO OF
                   NET     NET ASSETS  NET ASSETS      NET
                  ASSETS     BEFORE       AFTER    INVESTMENT
                  END OF   REIMBURSE-  REIMBURSE-   INCOME TO  PORTFOLIO
                  PERIOD     MENTS/      MENTS/      AVERAGE    TURNOVER
                (IN 000S)    WAIVERS   WAIVERS(2)  NET ASSETS     RATE
                ---------  ----------  ----------  ----------  ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06          $143,270   0.67%(7)    0.67%(7)    0.53%(7)       9%
Year Ended:
12/31/05         $130,071   0.68%       0.68%       0.62%         18%
12/31/04          119,371   0.69        0.69        0.87          17
12/31/03          105,160   0.71        0.71        0.42          16
12/31/02           68,227   0.71        0.71        0.42          20
12/31/01           83,835   0.70        0.70        0.59          19

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06          $ 13,178   0.92%(7)    0.92%(7)    0.28%(7)       9%
Year Ended:
12/31/05         $ 10,823   0.93%       0.93%       0.37%         18%
12/31/04            8,270   0.94        0.94        0.62          17
12/31/03            5,202   0.96        0.96        0.17          16
12/31/02            2,313   0.96        0.96        0.17          20
12/31/01(3)            58   0.95(7)     0.95(7)     0.34(7)       19

(5)  Amount represents less than $0.01 per share.

(6) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.

(7)  Annualized.

Financial Highlights

VT MID CAP STOCK FUND
For a Fund share outstanding throughout each period.


                                     INCOME/(LOSS) FROM
                                    INVESTMENT OPERATIONS
                           --------------------------------------             LESS DISTRIBUTIONS
                                         NET REALIZED              ----------------------------------------
                   NET                        AND                                                              NET
                  ASSET        NET        UNREALIZED                DIVIDENDS  DISTRIBUTIONS                  ASSET
                  VALUE     INVESTMENT    GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET                    VALUE
                BEGINNING     INCOME/         ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL      END OF    TOTAL
                OF PERIOD     (LOSS)      INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS  PERIOD  RETURN(1)
                ---------  ------------  ------------  ----------  ----------  -------------  -------------  ------  ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06           $17.34   $ 0.06           $ 0.89       $ 0.95      $(0.32)      $(1.92)        $(2.24)     $16.05     5.80%
Year Ended:
12/31/05          $16.44   $ 0.27(4)        $ 1.84       $ 2.11      $(0.08)      $(1.13)        $(1.21)     $17.34    13.39%
12/31/04           14.63     0.08(4)          2.03         2.11       (0.05)       (0.25)         (0.30)      16.44    14.59
12/31/03           11.49     0.06(4)          3.12         3.18       (0.04)          --          (0.04)      14.63    27.73
12/31/02           13.14     0.04(4)         (1.36)       (1.32)      (0.03)       (0.30)         (0.33)      11.49   (10.35)
12/31/01           11.74     0.03(4)          1.38         1.41       (0.01)          --          (0.01)      13.14    11.99

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06           $17.24   $ 0.04           $ 0.88       $ 0.92      $(0.28)      $(1.92)        $(2.20)     $15.96     5.70%
Year Ended:
12/31/05          $16.36   $ 0.22(4)        $ 1.84       $ 2.06      $(0.05)      $(1.13)        $(1.18)     $17.24    13.12%
12/31/04           14.58     0.04(4)          2.02         2.06       (0.03)       (0.25)         (0.28)      16.36    14.28
12/31/03           11.46     0.03(4)          3.11         3.14       (0.02)          --          (0.02)      14.58    27.45
12/31/02           13.13     0.01(4)         (1.36)       (1.35)      (0.02)       (0.30)         (0.32)      11.46   (10.54)
12/31/01(3)        12.35    (0.00)(4)(5)      0.79         0.79       (0.01)          --          (0.01)      13.13     6.38

                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                --------------------------------------------------------
                            RATIO OF    RATIO OF
                            EXPENSES    EXPENSES    RATIO OF
                           TO AVERAGE  TO AVERAGE      NET
                   NET     NET ASSETS  NET ASSETS  INVESTMENT
                  ASSETS     BEFORE       AFTER      INCOME/
                  END OF   REIMBURSE-  REIMBURSE-   (LOSS) TO  PORTFOLIO
                  PERIOD     MENTS/      MENTS/      AVERAGE    TURNOVER
                (IN 000S)    WAIVERS   WAIVERS(2)  NET ASSETS     RATE
                ---------  ----------  ----------  ----------  ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06          $ 99,560   0.80%(6)    0.80%(6)     0.66%(6)      9%
Year Ended:
12/31/05         $103,543   0.81%       0.81%        1.62%        27%
12/31/04          108,347   0.81        0.81         0.54         32
12/31/03           84,408   0.83        0.83         0.47         37
12/31/02           63,119   0.84        0.84         0.32         28
12/31/01           71,988   0.82        0.82         0.21         30

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06          $  9,298   1.05%(6)    1.05%(6)     0.41%(6)      9%
Year Ended:
12/31/05         $  7,692   1.06%       1.06%        1.37%        27%
12/31/04            6,080   1.06        1.06         0.29         32
12/31/03            3,725   1.08        1.08         0.22         37
12/31/02            1,962   1.09        1.09         0.07         28
12/31/01(3)           668   1.07(6)     1.07(6)     (0.04)(6)     30

(1) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  The VT Mid Cap Stock Fund commenced selling Class 2 shares on May 1, 2001.

(4)  Per share numbers have been calculated using the average shares method.

Financial Highlights

VT SHORT TERM INCOME FUND
For a Fund share outstanding throughout each period.


                                       INCOME/(LOSS)
                                FROM INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                           ------------------------------------  ----------------------------------------
                                       NET REALIZED
                   NET                     AND                                                               NET
                  ASSET                 UNREALIZED                DIVIDENDS  DISTRIBUTIONS                  ASSET
                  VALUE        NET      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET                    VALUE
                BEGINNING  INVESTMENT      ON        INVESTMENT  INVESTMENT     REALIZED        TOTAL      END OF    TOTAL
                OF PERIOD    INCOME    INVESTMENTS   OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS  PERIOD  RETURN(1)
                ---------  ----------  ------------  ----------  ----------  -------------  -------------  ------  ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06           $2.52     $0.05(4)    $(0.02)       $0.03        $(0.11)        $--          $(0.11)      $2.44    1.27%
Year Ended:
12/31/05          $2.58     $0.10(4)    $(0.06)       $0.04        $(0.10)        $--          $(0.10)      $2.52    1.64%
12/31/04           2.63      0.10(4)     (0.05)        0.05         (0.10)         --           (0.10)       2.58    2.07
12/31/03           2.65      0.11(4)      0.04         0.15         (0.17)         --           (0.17)       2.63    5.52
12/31/02           2.60      0.14(4)      0.02         0.16         (0.11)         --           (0.11)       2.65    6.26
12/31/01           2.44      0.15(4)      0.05         0.20         (0.04)         --           (0.04)       2.60    8.15

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06           $2.51     $0.05(4)    $(0.02)       $0.03        $(0.10)        $--          $(0.10)      $2.44    1.33%
Year Ended:
12/31/05          $2.56     $0.09(4)    $(0.05)       $0.04        $(0.09)        $--          $(0.09)      $2.51    1.76%
12/31/04           2.62      0.09(4)     (0.05)        0.04         (0.10)         --           (0.10)       2.56    1.60
12/31/03           2.64      0.10(4)      0.04         0.14         (0.16)         --           (0.16)       2.62    5.46
12/31/02           2.60      0.13(4)      0.02         0.15         (0.11)         --           (0.11)       2.64    5.86
12/31/01(3)        2.60      0.02(4)     (0.02)(6)     0.00(5)         --          --              --        2.60    0.00

                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                --------------------------------------------------------
                            RATIO OF    RATIO OF
                            EXPENSES    EXPENSES
                           TO AVERAGE  TO AVERAGE   RATIO OF
                   NET     NET ASSETS  NET ASSETS      NET
                  ASSETS     BEFORE       AFTER    INVESTMENT
                  END OF   REIMBURSE-  REIMBURSE-   INCOME TO  PORTFOLIO
                  PERIOD     MENTS/      MENTS/      AVERAGE    TURNOVER
                (IN 000S)    WAIVERS   WAIVERS(2)  NET ASSETS     RATE
                ---------  ----------  ----------  ----------  ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06          $45,827    0.61%(7)    0.61%(7)    4.24%(7)       5%
Year Ended:
12/31/05         $47,221    0.60%       0.60%       4.01%         22%
12/31/04          48,574    0.61        0.61        3.74          17
12/31/03          46,628    0.63        0.63        4.31          38
12/31/02          41,592    0.62        0.62        5.42          41
12/31/01          50,343    0.60        0.60        5.77          44

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06          $ 4,177    0.86%(7)    0.86%(7)    3.99%(7)       5%
Year Ended:
12/31/05         $ 5,156    0.85%       0.85%       3.76%         22%
12/31/04           7,096    0.86        0.86        3.49          17
12/31/03           6,157    0.88        0.88        4.06          38
12/31/02           1,188    0.87        0.87        5.17          41
12/31/01(3)           20    0.85(7)     0.85(7)     5.52(7)       44

(5)  Amount represents less than $0.01 per share.

(6) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.

(7)  Annualized.

Financial Highlights

VT U.S. GOVERNMENT SECURITIES FUND
For a Fund share outstanding throughout each period.


                                       INCOME/(LOSS)
                                FROM INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                           ------------------------------------  ----------------------------------------
                                       NET REALIZED
                   NET                      AND                                                              NET
                  ASSET                 UNREALIZED                DIVIDENDS  DISTRIBUTIONS                  ASSET
                  VALUE        NET      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET                    VALUE
                BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL      END OF    TOTAL
                OF PERIOD    INCOME     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS  PERIOD  RETURN(1)
                ---------  ----------  ------------  ----------  ----------  -------------  -------------  ------  ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06           $10.47    $0.23       $(0.26)        $(0.03)     $(0.50)        $--          $(0.50)     $ 9.94   (0.16)%
Year Ended:
12/31/05          $10.71    $0.46(4)    $(0.22)        $ 0.24      $(0.48)        $--          $(0.48)     $10.47    2.27%
12/31/04           10.75     0.45(4)     (0.06)          0.39       (0.43)         --           (0.43)      10.71    3.78
12/31/03           11.05     0.46(4)     (0.23)          0.23       (0.53)         --           (0.53)      10.75    2.14
12/31/02           10.55     0.59(4)      0.33           0.92       (0.42)         --           (0.42)      11.05    8.87
12/31/01            9.93     0.61(4)      0.16           0.77       (0.15)         --           (0.15)      10.55    7.79

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06           $10.43    $0.22       $(0.25)        $(0.03)     $(0.46)        $--          $(0.46)     $ 9.94   (0.39)%
Year Ended:
12/31/05          $10.66    $0.43(4)    $(0.22)        $ 0.21      $(0.44)        $--          $(0.44)     $10.43    2.02%
12/31/04           10.70     0.42(4)     (0.06)          0.36       (0.40)         --           (0.40)      10.66    3.59
12/31/03           11.02     0.44(4)     (0.23)          0.21       (0.53)         --           (0.53)      10.70    1.87
12/31/02           10.55     0.56(4)      0.33           0.89       (0.42)         --           (0.42)      11.02    8.57
12/31/01(3)        10.70     0.09(4)     (0.24)(5)      (0.15)         --          --              --       10.55   (1.40)

                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                --------------------------------------------------------
                            RATIO OF    RATIO OF
                            EXPENSES    EXPENSES
                           TO AVERAGE  TO AVERAGE   RATIO OF
                   NET     NET ASSETS  NET ASSETS      NET
                  ASSETS     BEFORE       AFTER    INVESTMENT
                  END OF   REIMBURSE-  REIMBURSE-   INCOME TO  PORTFOLIO
                  PERIOD     MENTS/      MENTS/      AVERAGE   TURNOVER
                (IN 000S)    WAIVERS   WAIVERS(2)  NET ASSETS     RATE
                ---------  ----------  ----------  ----------  ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06          $269,579   0.54%(6)    0.54%(6)    4.53%(6)       8%
Year Ended:
12/31/05         $266,902   0.54%       0.54%       4.39%         33%
12/31/04          263,816   0.54        0.54        4.21          28
12/31/03          204,193   0.56        0.56        4.26          46
12/31/02          173,770   0.56        0.56        5.45          41
12/31/01          136,904   0.56        0.56        5.89          31

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06          $  6,131   0.79%(6)    0.79%(6)    4.28%(6)       8%
Year Ended:
12/31/05         $  8,742   0.79%       0.79%       4.14%         33%
12/31/04           12,757   0.79        0.79        3.96          28
12/31/03           16,323   0.81        0.81        4.01          46
12/31/02           12,264   0.81        0.81        5.20          41
12/31/01(3)           753   0.81(6)     0.81(6)     5.64(6)       31

(1) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  The Funds commenced selling Class 2 shares on November 6, 2001.

Financial Highlights

VT INCOME FUND
For a Fund share outstanding throughout each period.


                                       INCOME/(LOSS)
                                FROM INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                           ------------------------------------  ----------------------------------------
                                       NET REALIZED
                   NET                      AND                                                              NET
                  ASSET                 UNREALIZED                DIVIDENDS  DISTRIBUTIONS                  ASSET
                  VALUE        NET      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET                    VALUE
                BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL      END OF    TOTAL
                OF PERIOD    INCOME     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS  PERIOD  RETURN(1)
                ---------  ----------  ------------  ----------  ----------  -------------  -------------  ------  ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06           $10.69    $0.31(4)    $(0.35)        $(0.04)     $(0.61)      $(0.01)        $(0.62)     $10.03   (0.37)%
Year Ended:
12/31/05          $11.08    $0.60(4)    $(0.34)        $ 0.26      $(0.65)      $   --         $(0.65)     $10.69    2.40%
12/31/04           11.18     0.61(4)     (0.03)          0.58       (0.68)          --          (0.68)      11.08    5.56
12/31/03           10.79     0.63(4)      0.42           1.05       (0.66)          --          (0.66)      11.18    9.78
12/31/02           10.31     0.69(4)      0.27           0.96       (0.48)          --          (0.48)      10.79    9.61
12/31/01            9.70     0.67(4)      0.11           0.78       (0.17)          --          (0.17)      10.31    8.08

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06           $10.62    $0.29(4)    $(0.34)        $(0.05)     $(0.58)      $(0.01)        $(0.59)     $ 9.98   (0.40)%
Year Ended:
12/31/05          $11.01    $0.57(4)    $(0.34)        $ 0.23      $(0.62)      $   --         $(0.62)     $10.62    2.06%
12/31/04           11.12     0.58(4)     (0.03)          0.55       (0.66)          --          (0.66)      11.01    5.31
12/31/03           10.77     0.60(4)      0.41           1.01       (0.66)          --          (0.66)      11.12    9.47
12/31/02           10.31     0.65(4)      0.29           0.94       (0.48)          --          (0.48)      10.77    9.40
12/31/01(3)        10.45     0.10(4)     (0.24)(5)      (0.14)         --           --             --       10.31   (1.34)

                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                --------------------------------------------------------
                            RATIO OF    RATIO OF
                            EXPENSES    EXPENSES
                           TO AVERAGE  TO AVERAGE   RATIO OF
                   NET     NET ASSETS  NET ASSETS      NET
                  ASSETS     BEFORE       AFTER    INVESTMENT
                  END OF   REIMBURSE-  REIMBURSE-   INCOME TO  PORTFOLIO
                  PERIOD     MENTS/      MENTS/      AVERAGE   TURNOVER
                (IN 000S)    WAIVERS   WAIVERS(2)  NET ASSETS     RATE
                ---------  ----------  ----------  ----------  ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06          $186,173   0.55%(6)    0.55%(6)    5.83%(6)       8%
Year Ended:
12/31/05         $185,140   0.54%       0.54%       5.50%         13%
12/31/04          185,570   0.55        0.55        5.53          20
12/31/03          193,953   0.56        0.56        5.74          24
12/31/02          179,844   0.56        0.56        6.64          21
12/31/01          154,826   0.55        0.55        6.69          33

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06          $ 17,600   0.80%(6)    0.80%(6)    5.58%(6)       8%
Year Ended:
12/31/05         $ 20,374   0.79%       0.79%       5.25%         13%
12/31/04           23,358   0.80        0.80        5.28          20
12/31/03           21,188   0.81        0.81        5.49          24
12/31/02            8,186   0.81        0.81        6.39          21
12/31/01(3)           362   0.80(6)     0.80(6)     6.44(6)       33

(4)  Per share numbers have been calculated using the average shares method.

(5) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.

(6)  Annualized.

Financial Highlights

VT FLEXIBLE INCOME PORTFOLIO

For a Portfolio share outstanding throughout each period.

                                 INCOME FROM
                            INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                      --------------------------------- --------------------------------------

                                     NET
                                   REALIZED
               NET                   AND                                                        NET
              ASSET               UNREALIZED             DIVIDENDS DISTRIBUTIONS               ASSET
              VALUE       NET    GAIN/(LOSS) TOTAL FROM  FROM NET     FROM NET                  VALUE
            BEGINNING INVESTMENT      ON     INVESTMENT INVESTMENT    REALIZED       TOTAL     END OF   TOTAL
            OF PERIOD   INCOME   INVESTMENTS OPERATIONS  INCOME(1) CAPITAL GAINS DISTRIBUTIONS PERIOD RETURN(2)
            --------- ---------- ----------- ---------- ---------- ------------- ------------- ------ ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06       $14.08   $0.52(6)    $(0.46)      $0.06     $(0.57)     $(0.01)       $(0.58)    $13.56    0.54%
Year Ended:
12/31/05      $14.10   $0.52(6)    $(0.05)      $0.47     $(0.47)     $(0.02)       $(0.49)    $14.08    3.41%
12/31/04       13.71    0.51(6)      0.35        0.86      (0.47)         --         (0.47)     14.10    6.47
12/31/03       12.41    0.56(6)      1.08        1.64      (0.34)         --         (0.34)     13.71   13.30
12/31/02       12.23    0.41(6)     (0.15)       0.26      (0.08)         --         (0.08)     12.41    2.14
12/31/01       11.90    0.17(6)      0.40        0.57      (0.15)      (0.09)        (0.24)     12.23    4.84

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06       $13.98   $0.50(6)    $(0.44)      $0.06     $(0.54)     $(0.01)       $(0.55)    $13.49    0.43%
Year Ended:
12/31/05      $14.02   $0.49(6)    $(0.07)      $0.42     $(0.44)     $(0.02)       $(0.46)    $13.98    3.09%
12/31/04       13.65    0.47(6)      0.36        0.83      (0.46)         --         (0.46)     14.02    6.24
12/31/03       12.38    0.53(6)      1.07        1.60      (0.33)         --         (0.33)     13.65   13.02
12/31/02       12.23    0.38(6)     (0.15)       0.23      (0.08)         --         (0.08)     12.38    1.89
12/31/01(5)    12.18    0.02(6)      0.03        0.05         --          --            --      12.23    0.41

                                 RATIOS TO AVERAGE
                            NET ASSETS/SUPPLEMENTAL DATA
            -----------------------------------------------------------
                           RATIO OF     RATIO OF
                           EXPENSES     EXPENSES
                          TO AVERAGE   TO AVERAGE   RATIO OF
                          NET ASSETS   NET ASSETS      NET
                            BEFORE       AFTER     INVESTMENT
              NET ASSETS  REIMBURSE-   REIMBURSE-   INCOME TO PORTFOLIO
            END OF PERIOD   MENTS/       MENTS/      AVERAGE   TURNOVER
              (IN 000S)   WAIVERS(3) WAIVERS(3)(4) NET ASSETS    RATE
            ------------- ---------- ------------- ---------- ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06        $132,503    0.30%(7)     0.30%(7)     7.44%(7)   5%
Year Ended:
12/31/05       $143,367    0.30%        0.30%        3.74%      5%
12/31/04        149,055    0.28         0.28         3.67       5
12/31/03        143,283    0.30         0.30         4.33       4
12/31/02        125,992    0.30         0.30         3.37       9
12/31/01         90,860    0.33         0.33         1.43       1

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06        $ 70,719    0.55%(7)     0.55%(7)     7.19%(7)   5%
Year Ended:
12/31/05       $ 79,487    0.55%        0.55%        3.49%      5%
12/31/04         67,752    0.53         0.53         3.42       5
12/31/03         34,501    0.55         0.55         4.08       4
12/31/02          9,416    0.55         0.55         3.12       9
12/31/01(5)         182    0.58(7)      0.58(7)      1.18(7)    1

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class 2 shares on November 6, 2001.

(6)  Per share numbers have been calculated using the average shares method.

(7)  Annualized.

Financial Highlights

VT CONSERVATIVE BALANCED PORTFOLIO

For a Portfolio share outstanding throughout each period.

                              INCOME/(LOSS) FROM
                            INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                      --------------------------------- --------------------------------------

                                     NET
                                   REALIZED
               NET                   AND                                                         NET
              ASSET               UNREALIZED             DIVIDENDS DISTRIBUTIONS                ASSET
              VALUE       NET    GAIN/(LOSS) TOTAL FROM  FROM NET     FROM NET                  VALUE
            BEGINNING INVESTMENT      ON     INVESTMENT INVESTMENT    REALIZED       TOTAL     END OF   TOTAL
            OF PERIOD   INCOME   INVESTMENTS OPERATIONS  INCOME(1) CAPITAL GAINS DISTRIBUTIONS PERIOD RETURN(2)
            --------- ---------- ----------- ---------- ---------- ------------- ------------- ------ ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06       $12.07   $0.37(6)    $(0.25)     $ 0.12     $(0.33)     $(0.03)       $(0.36)    $11.83    1.06%
Year Ended:
12/31/05      $11.82   $0.35(6)    $ 0.18      $ 0.53     $(0.28)     $   --        $(0.28)    $12.07    4.59%
12/31/04       11.15    0.34(6)      0.56        0.90      (0.23)         --         (0.23)     11.82    8.21
12/31/03        9.73    0.36(6)      1.29        1.65      (0.23)         --         (0.23)     11.15   17.09
12/31/02       10.04    0.31(6)     (0.54)      (0.23)     (0.07)      (0.01)        (0.08)      9.73   (2.26)
12/31/01        9.90    0.13         0.10        0.23      (0.09)         --         (0.09)     10.04    2.40

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06       $11.98   $0.36(6)    $(0.25)     $ 0.11     $(0.31)     $(0.03)       $(0.34)    $11.75    0.94%
Year Ended:
12/31/05      $11.75   $0.32(6)    $ 0.17      $ 0.49     $(0.26)     $   --        $(0.26)    $11.98    4.37%
12/31/04       11.11    0.31(6)      0.55        0.86      (0.22)         --         (0.22)     11.75    7.88
12/31/03        9.71    0.33(6)      1.29        1.62      (0.22)         --         (0.22)     11.11   16.83
12/31/02       10.04    0.29(6)     (0.54)      (0.25)     (0.07)      (0.01)        (0.08)      9.71   (2.47)
12/31/01(5)     9.92    0.01         0.11        0.12         --          --            --      10.04    1.21

                                 RATIOS TO AVERAGE
                            NET ASSETS/SUPPLEMENTAL DATA
            -----------------------------------------------------------
                           RATIO OF     RATIO OF
                           EXPENSES     EXPENSES
                          TO AVERAGE   TO AVERAGE   RATIO OF
                          NET ASSETS   NET ASSETS      NET
                            BEFORE       AFTER     INVESTMENT
              NET ASSETS  REIMBURSE-   REIMBURSE-   INCOME TO PORTFOLIO
            END OF PERIOD   MENTS/       MENTS/      AVERAGE   TURNOVER
              (IN 000S)   WAIVERS(3) WAIVERS(3)(4) NET ASSETS    RATE
            ------------- ---------- ------------- ---------- ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06       $42,902      0.35%(7)     0.35%(7)    6.26%(7)      6%
Year Ended:
12/31/05      $43,818      0.38%        0.38%       3.00%         4%
12/31/04       40,458      0.33         0.33        3.02          1
12/31/03       31,600      0.36         0.31        3.48          6
12/31/02       20,759      0.41         0.30        3.20          9
12/31/01       14,221      0.53         0.41        1.36          2

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06       $32,186      0.60%(7)     0.60%(7)    6.01%(7)      6%
Year Ended:
12/31/05      $29,984      0.63%        0.63%       2.75%         4%
12/31/04       20,845      0.58         0.58        2.77          1
12/31/03        9,128      0.61         0.56        3.23          6
12/31/02        2,244      0.66         0.55        2.95          9
12/31/01(5)       205      0.78(7)      0.66(7)     1.11(7)       2

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class 2 shares on November 6, 2001.

(6)  Per share numbers have been calculated using the average shares method.

(7)  Annualized.

Financial Highlights

VT BALANCED PORTFOLIO

For a Portfolio share outstanding throughout each period.

                              INCOME/(LOSS) FROM
                            INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                      --------------------------------- --------------------------------------

                                     NET
                                   REALIZED
               NET                   AND                                                         NET
              ASSET               UNREALIZED             DIVIDENDS DISTRIBUTIONS                ASSET
              VALUE       NET    GAIN/(LOSS) TOTAL FROM  FROM NET     FROM NET                  VALUE
            BEGINNING INVESTMENT      ON     INVESTMENT INVESTMENT    REALIZED       TOTAL     END OF   TOTAL
            OF PERIOD   INCOME   INVESTMENTS OPERATIONS  INCOME(1) CAPITAL GAINS DISTRIBUTIONS PERIOD RETURN(2)
            --------- ---------- ----------- ---------- ---------- ------------- ------------- ------ ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06       $16.72   $0.40(6)   $(0.16)      $ 0.24     $(0.37)     $   --        $(0.37)    $16.59    1.44%
Year Ended:
12/31/05      $16.08   $0.36(6)   $ 0.59       $ 0.95     $(0.31)     $   --        $(0.31)    $16.72    6.01%
12/31/04       14.88    0.32(6)     1.16         1.48      (0.28)         --         (0.28)     16.08   10.12
12/31/03       12.42    0.33(6)     2.46         2.79      (0.33)         --         (0.33)     14.88   22.74
12/31/02       13.91    0.32(6)    (1.53)       (1.21)     (0.28)         --         (0.28)     12.42   (8.78)
12/31/01       14.50    0.17(6)    (0.15)        0.02      (0.25)      (0.36)        (0.61)     13.91    0.13
CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06       $16.61   $0.38(6)   $(0.16)      $ 0.22     $(0.33)     $   --        $(0.33)    $16.50    1.35%
Year Ended:
12/31/05      $15.99   $0.32(6)   $ 0.58       $ 0.90     $(0.28)     $   --        $(0.28)    $16.61    5.72%
12/31/04       14.82    0.28(6)     1.16         1.44      (0.27)         --         (0.27)     15.99    9.83
12/31/03       12.39    0.30(6)     2.45         2.75      (0.32)         --         (0.32)     14.82   22.46
12/31/02       13.91    0.29(6)    (1.53)       (1.24)     (0.28)         --         (0.28)     12.39   (9.00)
12/31/01(5)    13.52    0.02(6)     0.37(7)      0.39         --          --            --      13.91    2.88

                                 RATIOS TO AVERAGE
                            NET ASSETS/SUPPLEMENTAL DATA
            -----------------------------------------------------------
                           RATIO OF     RATIO OF
                           EXPENSES     EXPENSES
                          TO AVERAGE   TO AVERAGE   RATIO OF
                          NET ASSETS   NET ASSETS      NET
                            BEFORE       AFTER     INVESTMENT
              NET ASSETS  REIMBURSE-   REIMBURSE-   INCOME TO PORTFOLIO
            END OF PERIOD   MENTS/       MENTS/      AVERAGE   TURNOVER
              (IN 000S)   WAIVERS(3) WAIVERS(3)(4) NET ASSETS    RATE
            ------------- ---------- ------------- ---------- ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06        $500,099     0.28%(8)    0.28%(8)     4.76%(8)     5%
Year Ended:
12/31/05       $462,438     0.28%       0.28%        2.26%        4%
12/31/04        467,076     0.28        0.28         2.13         4
12/31/03        419,273     0.29        0.29         2.50         7
12/31/02        334,605     0.29        0.29         2.52        22
12/31/01        354,082     0.28        0.28         1.22         8
CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06        $214,046     0.53%(8)    0.53%(8)     4.51%(8)     5%
Year Ended:
12/31/05       $198,280     0.53%       0.53%        2.01%        4%
12/31/04        164,802     0.53        0.53         1.88         4
12/31/03         91,631     0.54        0.54         2.25         7
12/31/02         31,335     0.54        0.54         2.27        22
12/31/01(5)       1,452     0.53(8)     0.53(8)      0.97(8)      8

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class 2 shares on November 6, 2001.

(6)  Per share numbers have been calculated using the average shares method.

(7) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.

(8)  Annualized.

Financial Highlights

VT CONSERVATIVE GROWTH PORTFOLIO

For a Portfolio share outstanding throughout each period.

                              INCOME/(LOSS) FROM
                            INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                      --------------------------------- --------------------------------------

                                     NET
                                   REALIZED
               NET                   AND                                                         NET
              ASSET               UNREALIZED             DIVIDENDS DISTRIBUTIONS                ASSET
              VALUE       NET    GAIN/(LOSS) TOTAL FROM  FROM NET     FROM NET                  VALUE
            BEGINNING INVESTMENT      ON     INVESTMENT INVESTMENT    REALIZED       TOTAL     END OF   TOTAL
            OF PERIOD   INCOME   INVESTMENTS OPERATIONS  INCOME(1) CAPITAL GAINS DISTRIBUTIONS PERIOD RETURN(2)
            --------- ---------- ----------- ---------- ---------- ------------- ------------- ------ ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06       $17.85   $0.28(6)   $ 0.03       $ 0.31     $(0.29)     $   --        $(0.29)    $17.87    1.78%
Year Ended:
12/31/05      $16.89   $0.25(6)   $ 0.93       $ 1.18     $(0.22)     $   --        $(0.22)    $17.85    7.04%
12/31/04       15.32    0.21(6)     1.58         1.79      (0.22)         --         (0.22)     16.89   11.78
12/31/03       12.16    0.23(6)     3.23         3.46      (0.30)         --         (0.30)     15.32   28.74
12/31/02       14.87    0.23(6)    (2.51)       (2.28)     (0.41)      (0.02)        (0.43)     12.16  (15.52)
12/31/01       16.46    0.17(6)    (0.72)       (0.55)     (0.61)      (0.43)        (1.04)     14.87   (3.56)
CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06       $17.73   $0.25(6)   $ 0.05       $ 0.30     $(0.26)     $   --        $(0.26)    $17.77    1.70%
Year Ended:
12/31/05      $16.80   $0.21(6)   $ 0.91       $ 1.12     $(0.19)     $   --        $(0.19)    $17.73    6.71%
12/31/04       15.25    0.17(6)     1.58         1.75      (0.20)         --         (0.20)     16.80   11.58
12/31/03       12.13    0.20(6)     3.20         3.40      (0.28)         --         (0.28)     15.25   28.36
12/31/02       14.87    0.19(6)    (2.50)       (2.31)     (0.41)      (0.02)        (0.43)     12.13  (15.72)
12/31/01(5)    14.24    0.01(6)     0.62(7)      0.63         --          --            --      14.87    4.42

                                 RATIOS TO AVERAGE
                            NET ASSETS/SUPPLEMENTAL DATA
            -----------------------------------------------------------
                           RATIO OF     RATIO OF
                           EXPENSES     EXPENSES
                          TO AVERAGE   TO AVERAGE   RATIO OF
                          NET ASSETS   NET ASSETS      NET
                            BEFORE       AFTER     INVESTMENT
              NET ASSETS  REIMBURSE-   REIMBURSE-   INCOME TO PORTFOLIO
            END OF PERIOD   MENTS/       MENTS/      AVERAGE   TURNOVER
              (IN 000S)   WAIVERS(3) WAIVERS(3)(4) NET ASSETS    RATE
            ------------- ---------- ------------- ---------- ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06        $282,573      0.29%(8)   0.29%(8)    3.07%(8)      5%
Year Ended:
12/31/05       $293,378      0.29%      0.29%       1.47%         9%
12/31/04        303,584      0.28       0.28        1.36         10
12/31/03        284,165      0.30       0.30        1.75         11
12/31/02        229,564      0.29       0.29        1.77         19
12/31/01        309,608      0.28       0.28        1.11          7
CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06        $109,076      0.54%(8)   0.54%(8)    2.82%(8)      5%
Year Ended:
12/31/05       $ 94,662      0.54%      0.54%       1.22%         9%
12/31/04         73,830      0.53       0.53        1.11         10
12/31/03         40,576      0.55       0.55        1.50         11
12/31/02         14,610      0.54       0.54        1.52         19
12/31/01(5)       1,127      0.53(8)    0.53(8)     0.86(8)       7

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class 2 shares on November 6, 2001.

(6)  Per share numbers have been calculated using the average shares method.

(7) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.

(8)  Annualized.

Financial Highlights

VT STRATEGIC GROWTH PORTFOLIO

For a Portfolio share outstanding throughout each period.

                              INCOME/(LOSS) FROM
                            INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                      --------------------------------- --------------------------------------

                                     NET
                                   REALIZED
               NET                   AND                                                         NET
              ASSET               UNREALIZED             DIVIDENDS DISTRIBUTIONS                ASSET
              VALUE       NET    GAIN/(LOSS) TOTAL FROM  FROM NET     FROM NET                  VALUE
            BEGINNING INVESTMENT      ON     INVESTMENT INVESTMENT    REALIZED       TOTAL     END OF   TOTAL
            OF PERIOD   INCOME   INVESTMENTS OPERATIONS  INCOME(1) CAPITAL GAINS DISTRIBUTIONS PERIOD RETURN(2)
            --------- ---------- ----------- ---------- ---------- ------------- ------------- ------ ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06       $19.74   $0.22(6)   $ 0.18       $ 0.40     $(0.22)     $   --        $(0.22)    $19.92    2.04%
Year Ended:
12/31/05      $18.45   $0.19(6)   $ 1.22       $ 1.41     $(0.12)     $   --        $(0.12)    $19.74    7.71%
12/31/04       16.46    0.14(6)     1.96         2.10      (0.11)         --         (0.11)     18.45   12.83
12/31/03       12.55    0.14(6)     3.98         4.12      (0.21)         --         (0.21)     16.46   33.07
12/31/02       16.45    0.15(6)    (3.47)       (3.32)     (0.54)      (0.04)        (0.58)     12.55  (20.53)
12/31/01       18.61    0.16(6)    (1.27)       (1.11)     (0.57)      (0.48)        (1.05)     16.45   (6.25)

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06       $19.64   $0.20(6)   $ 0.17       $ 0.37     $(0.18)     $   --        $(0.18)    $19.83    1.92%
Year Ended:
12/31/05      $18.38   $0.14(6)   $ 1.22       $ 1.36     $(0.10)     $   --        $(0.10)    $19.64    7.47%
12/31/04       16.42    0.09(6)     1.97         2.06      (0.10)         --         (0.10)     18.38   12.54
12/31/03       12.54    0.10(6)     3.98         4.08      (0.20)         --         (0.20)     16.42   32.76
12/31/02       16.45    0.11(6)    (3.44)       (3.33)     (0.54)      (0.04)        (0.58)     12.54  (20.59)
12/31/01(5)    15.54    0.01(6)     0.90(7)      0.91         --          --            --      16.45    5.86

                                 RATIOS TO AVERAGE
                            NET ASSETS/SUPPLEMENTAL DATA
            -----------------------------------------------------------
                           RATIO OF     RATIO OF
                           EXPENSES     EXPENSES
                          TO AVERAGE   TO AVERAGE   RATIO OF
                          NET ASSETS   NET ASSETS      NET
                            BEFORE       AFTER     INVESTMENT
              NET ASSETS  REIMBURSE-   REIMBURSE-   INCOME TO PORTFOLIO
            END OF PERIOD   MENTS/       MENTS/      AVERAGE   TURNOVER
              (IN 000S)   WAIVERS(3) WAIVERS(3)(4) NET ASSETS    RATE
            ------------- ---------- ------------- ---------- ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06        $140,827    0.30%(8)     0.30%(8)    2.20%(8)      5%
Year Ended:
12/31/05       $136,966    0.31%        0.31%       1.01%         9%
12/31/04        130,069    0.29         0.29        0.80          4
12/31/03        105,077    0.31         0.31        0.99          9
12/31/02         73,936    0.32         0.32        1.06         16
12/31/01         97,401    0.31         0.31        0.95          5

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06        $ 57,412    0.55%(8)     0.55%(8)    1.95%(8)      5%
Year Ended:
12/31/05       $ 48,413    0.56%        0.56%       0.76%         9%
12/31/04         34,129    0.54         0.54        0.55          4
12/31/03         14,766    0.56         0.56        0.74          9
12/31/02          2,676    0.57         0.57        0.81         16
12/31/01(5)         319    0.56(8)      0.56(8)     0.70(8)       5

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class 2 shares on November 6, 2001.

(6)  Per share numbers have been calculated using the average shares method.

(7) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.

(8)  Annualized.





                              FINANCIAL HIGHLIGHTS
                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                   (unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

                                        1

                                                           2006(     a)        2005        2004         2003        2002        2001
                                                           ----                ----        ----         ----        ----        ----
Asset Allocation Account
Net Asset Value, Beginning of Period......................       $12.78      $12.28      $11.70        $9.82      $11.28      $12.02
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.12        0.19        0.14         0.15        0.20        0.24
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.16        0.51        0.82         1.92      (1.66)      (0.71)
                          Total From Investment Operations         0.28        0.70        0.96         2.07      (1.46)      (0.47)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.10)      (0.20)      (0.38)       (0.19)           -      (0.24)
     Distributions from Realized Gains....................       (0.17)           -           -            -           -      (0.03)
                                                           ------------
                         Total Dividends and Distributions       (0.27)      (0.20)      (0.38)       (0.19)           -      (0.27)
Net Asset Value, End of Period............................       $12.79      $12.78      $12.28       $11.70       $9.82      $11.28
Total Return(b)........................................... 2.22%(    c)       5.79%       8.49%       21.61%    (12.94)%     (3.92)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $97,549    $100,637    $103,131      $98,006     $82,409    $101,904
     Ratio of Expenses to Average Net Assets.............. 0.83%(    d)       0.86%       0.84%        0.85%       0.84%       0.85%
     Ratio of Net Investment Income to Average Net Assets.     1.94%(d)       1.53%       1.19%        1.49%       1.79%       2.23%
     Portfolio Turnover Rate..............................     86.1%(d)       83.5%      127.0%       186.0%      255.3%      182.4%



                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
Balanced Account
Net Asset Value, Beginning of Period......................       $14.93      $14.34      $13.31       $11.56      $13.73      $15.43
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.18        0.31        0.31         0.27        0.34     0.40(e)
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.14        0.64        1.00         1.83      (2.11)   (1.42)(e)
                          Total From Investment Operations         0.32        0.95        1.31         2.10      (1.77)      (1.02)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.36)      (0.36)      (0.28)       (0.35)      (0.40)      (0.47)
     Distributions from Realized Gains....................            -           -           -            -           -      (0.21)
                                                           ------------
                         Total Dividends and Distributions       (0.36)      (0.36)      (0.28)       (0.35)      (0.40)      (0.68)
Net Asset Value, End of Period............................       $14.89      $14.93      $14.34       $13.31      $11.56      $13.73
Total Return(b)...........................................     2.18%(c)       6.79%      10.05%       18.82%    (13.18)%     (6.96)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $109,505    $116,927    $126,548     $124,735    $110,545    $144,214
     Ratio of Expenses to Average Net Assets..............     0.63%(d)       0.64%       0.63%        0.65%       0.61%       0.61%

     Ratio of Gross Expenses to Average Net Assets........      -                 - 0.63%(   f)     0.65%(f)    0.62%(f)          -%
     Ratio of Net Investment Income to Average Net Assets.     2.44%(d)       2.19%       2.32%        2.23%       2.52%    2.73%(e)
     Portfolio Turnover Rate..............................    164.4%(d)      115.3%      128.3%       114.3%       87.8%      114.3%


(a)  Six months ended June 30, 2006.

(b)  Total  return does not  reflect  charges  attributable  to  Principal  Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.


(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an annualized basis.

(e)  Effective  January 1, 2001,  the Fund adopted the  provisions  of the AICPA
     Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.


(f)  Expense ratio  without  commission  rebates.

                                                           2006(     a)        2005        2004         2003        2002        2001
                                                           ----                ----        ----         ----        ----        ----
Bond Account
Net Asset Value, Beginning of Period......................       $12.04      $12.31      $12.31       $12.32      $11.84      $11.78
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.27        0.50        0.51         0.52        0.51 0.56(    b)
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................       (0.35)      (0.20)        0.08         0.02        0.54     0.35(b)
                          Total From Investment Operations       (0.08)        0.30        0.59         0.54        1.05        0.91
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.49)      (0.57)      (0.59)       (0.55)      (0.57)      (0.85)
                                                           ------------
                         Total Dividends and Distributions       (0.49)      (0.57)      (0.59)       (0.55)      (0.57)      (0.85)
Net Asset Value, End of Period............................       $11.47      $12.04      $12.31       $12.31      $12.32      $11.84
Total Return(c)........................................... (0.72)%(  d)       2.50%       4.98%        4.59%       9.26%       8.12%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $366,433    $338,044    $286,684     $263,435    $232,839    $166,658
     Ratio of Expenses to Average Net Assets.............. 0.57%(    e)       0.47%       0.47%        0.47%       0.49%       0.50%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)................     0.44%(e)          -%          -%           -%          -%          -%
     Ratio of Net Investment Income to Average Net Assets.     4.78%(e)       4.21%       4.23%        4.32%       5.02%    5.73%(b)
     Portfolio Turnover Rate..............................    288.9%(e)      176.2%      143.6%        82.1%       63.3%      146.1%



                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
Capital Value Account
Net Asset Value, Beginning of Period......................       $34.59      $32.39      $29.23       $23.60      $27.78      $30.72
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.28        0.54        0.44         0.38        0.39        0.34
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.75        1.66        3.17         5.63      (4.18)      (2.80)
                          Total From Investment Operations         2.03        2.20        3.61         6.01      (3.79)      (2.46)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.57)           -      (0.45)       (0.38)      (0.39)      (0.34)
     Distributions from Realized Gains....................       (3.01)           -           -            -           -      (0.14)
                                                           ------------
                         Total Dividends and Distributions       (3.58)           -      (0.45)       (0.38)      (0.39)      (0.48)
Net Asset Value, End of Period............................       $33.04      $34.59      $32.39       $29.23      $23.60      $27.78
Total Return(c)...........................................     6.14%(d)       6.80%      12.36%       25.49%    (13.66)%     (8.05)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $263,223    $258,490    $265,580     $248,253    $206,541    $254,484
     Ratio of Expenses to Average Net Assets..............     0.60%(e)       0.61%       0.60%        0.61%       0.61%       0.61%
     Ratio of Gross Expenses to Average Net Assets........            -          -% 0.60%(   f)     0.61%(f)    0.61%(f)          -%
     Ratio of Net Investment Income to Average Net Assets.     1.68%(e)       1.62%       1.47%        1.47%       1.45%       1.20%
     Portfolio Turnover Rate..............................     82.6%(e)      120.9%      183.3%       125.7%      142.6%       91.7%


(a)  Six months ended June 30, 2006.

(b)  Effective  January 1, 2001,  the Fund adopted the  provisions  of the AICPA
     Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

(c)  Total  return does not  reflect  charges  attributable  to  Principal  Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amount shown.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f)  Expense ratio  without  commission  rebates.






                                                           2006(     a)        2005        2004         2003        2002        2001
                                                           ----                ----        ----         ----        ----        ----
Diversified International Account
Net Asset Value, Beginning of Period......................       $16.83      $13.75      $11.48        $8.78      $10.51      $13.90
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.18        0.18        0.17         0.13        0.10        0.09
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.77        3.05        2.22         2.67      (1.78)      (3.46)
                          Total From Investment Operations         1.95        3.23        2.39         2.80      (1.68)      (3.37)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.23)      (0.15)      (0.12)       (0.10)      (0.05)      (0.02)
     Distributions from Realized Gains....................       (0.52)           -           -            -           -           -
                                                           ------------
                         Total Dividends and Distributions       (0.75)      (0.15)      (0.12)       (0.10)      (0.05)      (0.02)
Net Asset Value, End of Period............................       $18.03      $16.83      $13.75       $11.48       $8.78      $10.51
Total Return(b)........................................... 11.78%(   c)      23.79%      21.03%       32.33%    (16.07)%    (24.27)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $334,798    $293,647    $226,753     $167,726    $119,222    $145,848
     Ratio of Expenses to Average Net Assets.............. 0.91%(    d)       0.97%       0.96%        0.92%       0.92%       0.92%
     Ratio of Gross Expenses to Average Net Assets........            - 0.97%(   e) 0.97%(   f)     0.93%(f)    0.93%(f)          -%
     Ratio of Net Investment Income to Average Net Assets.     2.04%(d)       1.27%       1.39%        1.33%       1.03%       0.78%
     Portfolio Turnover Rate..............................    119.8%(d)      121.2%      170.1%       111.5%       82.2%       84.3%



                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
Equity Growth Account
Net Asset Value, Beginning of Period......................       $17.23      $16.02      $14.73       $11.74      $16.29      $20.37
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.08           -        0.09         0.06        0.03        0.01
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................       (0.69)        1.21        1.28         2.99      (4.54)      (2.82)
                          Total From Investment Operations       (0.61)        1.21        1.37         3.05      (4.51)      (2.81)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................            -           -      (0.08)       (0.06)      (0.04)      (0.02)
     Distributions from Realized Gains....................            -           -           -            -           -      (1.25)
                                                           ------------
                         Total Dividends and Distributions            -           -      (0.08)       (0.06)      (0.04)      (1.27)
Net Asset Value, End of Period............................       $16.62      $17.23      $16.02       $14.73      $11.74      $16.29
Total Return(b)...........................................   (3.54)%(c)       7.55%       9.33%       25.95%    (27.72)%    (14.86)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $250,019    $274,192    $280,700     $272,831    $219,044    $334,401
     Ratio of Expenses to Average Net Assets..............     0.76%(d)       0.77%       0.72%        0.74%       0.77%       0.75%
     Ratio of Gross Expenses to Average Net Assets........            -          -% 0.77%(   g)     0.77%(g)          -%          -%
     Ratio of Net Investment Income to Average Net Assets.     0.96%(d)       0.00%       0.59%        0.47%       0.19%       0.06%
     Portfolio Turnover Rate..............................     65.1%(d)       51.6%      147.7%       130.9%      138.8%       88.8%


(a)  Six months ended June 30, 2006.

(b) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an annualized basis.

(e)  Expense ratio without custodian credits.

(f)  Expense ratio without commission rebates and custodian credits.

(g)  Expense ratio without commission rebates.

                                                                2006(a)        2005     2004(e)
Equity Value Account
Net Asset Value, Beginning of Period......................       $11.05      $11.07      $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.09        0.15        0.06
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.36        0.26        1.08
                          Total From Investment Operations         0.45        0.41        1.14
Less Dividends and Distributions:
     Dividends from Net Investment Income.................            -      (0.11)      (0.06)
     Distributions from Realized Gains....................       (0.04)      (0.32)      (0.01)
                                                           ------------
                         Total Dividends and Distributions       (0.04)      (0.43)      (0.07)
Net Asset Value, End of Period............................       $11.46      $11.05      $11.07
Total Return(b)...........................................     4.12%(c)       3.78%   11.40%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $4,932      $3,722      $2,213
     Ratio of Expenses to Average Net Assets..............     1.07%(d)       1.10%    1.10%(d)
     Ratio of Gross Expenses to Average Net Assets(f).....     1.07%(d)       1.14%    1.30%(d)
     Ratio of Net Investment Income to Average Net Assets.     1.52%(d)       1.36%    1.72%(d)
     Portfolio Turnover Rate..............................     10.2%(d)       26.7%    25.4%(d)

(a)  Six months ended June 30, 2006.

(b) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(c) Total return amounts have not been annualized.

(d)  Computed on an annualized basis.

(e) Period from August 30, 2004, date operations commenced, through December 31, 2004.

(f) Expense ratio without the Manager's voluntary or contractual expense limit. The voluntary expense limit ceased on April 30, 2006. The contractual expense limit began on May 1, 2006.

                                                                2006( a)        2005        2004         2003        2002       2001
                                                                 ----          ----        ----         ----        ----        ----
Government & High Quality Bond Account
Net Asset Value, Beginning of Period......................       $11.36      $11.64      $11.77       $12.00      $11.58      $11.43
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.24        0.44        0.44         0.45        0.43        0.51
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................       (0.27)      (0.21)      (0.04)       (0.24)        0.55        0.32
                          Total From Investment Operations       (0.03)        0.23        0.40         0.21        0.98        0.83
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.46)      (0.51)      (0.53)       (0.44)      (0.52)      (0.68)
     Distributions from Realized Gains....................            -           -           -            -      (0.04)           -
                                                           ------------
                         Total Dividends and Distributions       (0.46)      (0.51)      (0.53)       (0.44)      (0.56)      (0.68)
Net Asset Value, End of Period............................       $10.87      $11.36      $11.64       $11.77      $12.00      $11.58
Total Return(b)........................................... (0.27)%(  c)       2.01%       3.56%        1.84%       8.80%       7.61%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $302,260    $316,047    $334,034     $368,564    $342,001    $193,254
     Ratio of Expenses to Average Net Assets.............. 0.60%(    d)       0.46%       0.44%        0.44%       0.47%       0.49%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)................     0.45%(d)          -%          -%           -%          -%          -%
     Ratio of Net Investment Income to Average Net Assets.     4.46%(d)       3.88%       3.82%        3.83%       4.87%       5.63%
     Portfolio Turnover Rate..............................    252.1%(d)      262.1%       67.2%       110.4%       33.8%       45.9%



                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
Growth Account
Net Asset Value, Beginning of Period......................       $13.29      $11.94      $10.95        $8.68      $12.24      $16.43
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.03        0.03        0.07         0.03        0.02           -
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.14        1.40        0.95         2.26      (3.58)      (4.19)
                          Total From Investment Operations         0.17        1.43        1.02         2.29      (3.56)      (4.19)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)      (0.08)      (0.03)       (0.02)           -           -
                                                           ------------
                         Total Dividends and Distributions       (0.04)      (0.08)      (0.03)       (0.02)           -           -
Net Asset Value, End of Period............................       $13.42      $13.29      $11.94       $10.95       $8.68      $12.24
Total Return(b)...........................................     1.24%(c)      12.09%       9.38%       26.46%    (29.07)%    (25.50)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $118,859    $124,254    $134,956     $141,107    $124,079    $209,879
     Ratio of Expenses to Average Net Assets..............     0.61%(d)       0.62%       0.60%        0.61%       0.61%       0.61%
     Ratio of Gross Expenses to Average Net Assets........            -          -% 0.60%(   e)     0.61%(e)    0.61%(e)          -%
     Ratio of Net Investment Income to Average Net Assets.     0.48%(d)       0.26%       0.67%        0.35%       0.18%       0.02%
     Portfolio Turnover Rate..............................     97.6%(d)       78.3%      122.4%        40.8%       27.3%       39.0%

(a) Six months ended June 30, 2006.

(b)  Total  return does not  reflect  charges  attributable  to  Principal  Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an annualized basis.

(e)  Expense ratio  without  commission  rebates.







                                                           2006(     a)        2005        2004         2003        2002        2001
                                                           ----                ----        ----         ----        ----        ----
International Emerging Markets Account
Net Asset Value, Beginning of Period......................       $16.02      $14.78      $12.86        $8.24       $8.93       $9.37
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.15        0.22        0.12         0.11        0.02        0.08
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.64        4.46        3.04         4.60      (0.70)      (0.48)
                          Total From Investment Operations         1.79        4.68        3.16         4.71      (0.68)      (0.40)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................            -      (0.17)      (0.10)       (0.08)           -      (0.04)
     Distributions from Realized Gains....................       (0.59)      (3.27)      (1.14)            -           -           -
     Tax Return of Capital Distributions(b)...............            -           -           -       (0.01)      (0.01)           -
                                                           ------------
                         Total Dividends and Distributions       (0.59)      (3.44)      (1.24)       (0.09)      (0.01)      (0.04)
Net Asset Value, End of Period............................       $17.22      $16.02      $14.78       $12.86       $8.24       $8.93
Total Return(c)........................................... 11.20%(   d)      34.29%      24.89%       57.20%     (7.63)%     (4.24)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $92,394     $71,639     $43,502      $23,972     $10,835      $6,964
     Ratio of Expenses to Average Net Assets.............. 1.44%(    e)       1.60%       1.53%        1.71%       1.60%       1.35%
     Ratio of Gross Expenses to Average Net Assets(f).....            - 1.60%(   g) 1.55%(   h)     1.84%(h)    2.26%(h)       2.33%
     Ratio of Net Investment Income to Average Net Assets.     1.65%(e)       1.45%       0.87%        1.16%       0.39%       0.97%
     Portfolio Turnover Rate..............................    122.7%(e)      169.6%      171.0%       112.4%      147.7%      137.4%



                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
International SmallCap Account
Net Asset Value, Beginning of Period......................       $22.50      $17.72      $13.73        $9.06      $10.84      $13.87
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.14        0.12        0.11         0.10        0.08        0.04
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         2.68        4.96        4.00         4.72      (1.83)      (3.07)
                          Total From Investment Operations         2.82        5.08        4.11         4.82      (1.75)      (3.03)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.13)      (0.11)      (0.12)       (0.15)      (0.03)           -
     Distributions from Realized Gains....................       (3.66)      (0.19)           -            -           -           -
                                                           ------------
                         Total Dividends and Distributions       (3.79)      (0.30)      (0.12)       (0.15)      (0.03)           -
Net Asset Value, End of Period............................       $21.53      $22.50      $17.72       $13.73       $9.06      $10.84
Total Return(c)...........................................    13.42%(d)      29.12%      30.20%       54.15%    (16.20)%    (21.85)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $162,189    $143,454     $99,833      $66,242     $38,912     $43,674
     Ratio of Expenses to Average Net Assets..............     1.26%(e)       1.33%       1.30%        1.33%       1.31%       1.41%
     Ratio of Gross Expenses to Average Net Assets........            -    1.33%(g)    1.31%(h)     1.33%(h)    1.32%(h)          -%
     Ratio of Net Investment Income to Average Net Assets.     1.27%(e)       0.63%       0.75%        1.00%       0.77%       0.32%
     Portfolio Turnover Rate..............................    152.6%(e)      132.3%      140.6%       128.9%       73.6%      123.8%


(a)  Six months ended June 30, 2006.

(b) See "Dividends  and  Distributions  to
     Shareholders" in Notes to Financial  Statements.

(c) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(d)  Total return amounts have not been annualized.

(e)  Computed on an  annualized  basis.

(f) Expense ratio without the Manager's
     voluntary expense limit. The expense limit was increased on May 1, 2002, and May 1, 2003, and ceased on May 1, 2004.

(g)  Expense  ratio  without  custodian  credits.

(h)  Expense ratio without commission rebates and custodian credits.

                                                           2006(    a)         2005        2004        2003 2002(     b)
                                                           ----                ----        ----        ---- ----
LargeCap Blend Account
Net Asset Value, Beginning of Period......................      $11.19       $10.73      $10.37       $8.43       $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............        0.06         0.10        0.13        0.10         0.02
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................        0.20         0.40        0.92        1.90       (1.57)
                          Total From Investment Operations        0.26         0.50        1.05        2.00       (1.55)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................      (0.08)            -      (0.11)      (0.06)       (0.02)
     Distributions from Realized Gains....................      (0.34)       (0.04)      (0.58)           -            -
                                                           -----------
                         Total Dividends and Distributions      (0.42)       (0.04)      (0.69)      (0.06)       (0.02)
Net Asset Value, End of Period............................      $11.03       $11.19      $10.73      $10.37        $8.43
Total Return(c)........................................... 2.44%(   d)        4.74%      10.36%      23.76%  (15.47)%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............    $161,181     $135,072     $90,751     $54,632      $13,927
     Ratio of Expenses to Average Net Assets.............. 0.76%(   e)        0.78%       0.76%       0.80%     1.00%(e)
     Ratio of Gross Expenses to Average Net Assets(f).....           -            - 0.78%(   g)    0.83%(g) 1.10%(e),(g)
     Ratio of Net Investment Income to Average Net Assets.    1.15%(e)        0.96%       1.23%       1.08%     0.86%(e)
     Portfolio Turnover Rate..............................    52.5%(e)        44.1%       75.6%       56.2%     49.1%(e)



                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
LargeCap Growth Equity Account
Net Asset Value, Beginning of Period......................        $4.76       $4.60       $4.47        $3.63       $5.44       $7.78
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.01        0.01        0.01            -      (0.02)      (0.03)
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................       (0.25)        0.16        0.13         0.84      (1.79)      (2.31)
                          Total From Investment Operations       (0.24)        0.17        0.14         0.84      (1.81)      (2.34)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................            -      (0.01)      (0.01)            -           -           -
                                                           ------------
                         Total Dividends and Distributions            -      (0.01)      (0.01)            -           -           -
Net Asset Value, End of Period............................        $4.52       $4.76       $4.60        $4.47       $3.63       $5.44
Total Return(c)...........................................   (5.04)%(d)       3.63%       3.16%       23.14%    (33.27)%    (30.08)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $41,013     $36,912     $31,179      $24,677      $5,572      $5,172
     Ratio of Expenses to Average Net Assets..............     1.04%(e)       1.09%       1.04%        1.16%       1.05%       1.10%
     Ratio of Gross Expenses to Average Net Assets(h).....            -           -    1.05%(g)     1.19%(g)    1.09%(g)       1.11%
     Ratio of Net Investment Income to Average Net Assets.     0.30%(e)       0.18%       0.28%      (0.13)%     (0.49)%     (0.62)%
     Portfolio Turnover Rate..............................    129.4%(e)       91.2%      141.8%        51.1%      183.8%      121.2%


(a) Six months ended June 30, 2006.

(b)  Period from May 1, 2002, date operations  commenced,  through  December 31,
     2002.

(c) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(d)  Total  return  amounts  have  not  been  annualized.

(e)  Computed on an annualized basis.

(f) Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.

(g)  Expense ratio without commission rebates.

(h) Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2002.

                                                           2006(     a)        2005        2004         2003        2002        2001
                                                           ----                ----        ----         ----        ----        ----
LargeCap Stock Index Account
Net Asset Value, Beginning of Period......................        $9.16       $8.77       $8.06        $6.35       $8.29       $9.52
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.08        0.13        0.14         0.10        0.08        0.08
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.16        0.26        0.70         1.70      (1.94)      (1.23)
                          Total From Investment Operations         0.24        0.39        0.84         1.80      (1.86)      (1.15)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.13)           -      (0.13)       (0.09)      (0.08)      (0.08)
                                                           ------------
                         Total Dividends and Distributions       (0.13)           -      (0.13)       (0.09)      (0.08)      (0.08)
Net Asset Value, End of Period............................        $9.27       $9.16       $8.77        $8.06       $6.35       $8.29
Total Return(b)........................................... 2.62%(    c)       4.47%      10.39%       28.32%    (22.44)%    (12.10)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $188,335    $179,143    $158,237     $118,638     $72,949     $73,881
     Ratio of Expenses to Average Net Assets.............. 0.26%(    d)       0.38%       0.37%        0.39%       0.39%       0.40%
     Ratio of Gross Expenses to Average Net Assets(e).....            -       0.38%       0.37%        0.39%       0.39%       0.41%
     Ratio of Net Investment Income to Average Net Assets.     1.67%(d)       1.52%       1.64%        1.42%       1.22%       1.05%
     Portfolio Turnover Rate..............................      8.3%(d)       13.1%       20.5%        15.7%       15.1%       10.8%



                                                               2006(a)         2005        2004        2003 2002(     f)
                                                               ----            ----        ----        ---- ----
LargeCap Value Account
Net Asset Value, Beginning of Period......................      $12.45       $11.88      $10.80       $8.52       $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............        0.10         0.18        0.19        0.16         0.06
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................        0.54         0.46        1.22        2.23       (1.48)
                          Total From Investment Operations        0.64         0.64        1.41        2.39       (1.42)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................      (0.15)            -      (0.16)      (0.11)       (0.06)
     Distributions from Realized Gains....................      (0.26)       (0.07)      (0.17)           -            -
                                                           -----------
                         Total Dividends and Distributions      (0.41)       (0.07)      (0.33)      (0.11)       (0.06)
Net Asset Value, End of Period............................      $12.68       $12.45      $11.88      $10.80        $8.52
Total Return(b)...........................................    5.20%(c)        5.44%      13.09%      28.05%  (14.24)%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............    $152,681     $122,221     $80,721     $47,221      $13,186
     Ratio of Expenses to Average Net Assets..............    0.76%(d)        0.77%       0.75%       0.74%     0.96%(d)
     Ratio of Gross Expenses to Average Net Assets(g).....           -           -% 0.76%(   h)    0.79%(h) 1.00%(d),(h)
     Ratio of Net Investment Income to Average Net Assets.    1.66%(d)        1.52%       1.65%       1.77%     1.79%(d)
     Portfolio Turnover Rate..............................    15.9%(d)        19.7%       23.2%       17.1%      5.9%(d)


(a)  Six months ended June 30, 2006.

(b) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an  annualized  basis.

(e) Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on April 29, 2005.

(f)  Period from May 1, 2002, date operations  commenced,  through  December 31,
     2002.

(g) Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.

(h)  Expense ratio  without  commission  rebates.

                                                           2006(     a)        2005        2004         2003        2002        2001
                                                           ----                ----        ----         ----        ----        ----
MidCap Account
Net Asset Value, Beginning of Period......................       $42.54      $39.63      $37.56       $28.54      $32.09      $34.47
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.17        0.45        0.39         0.35        0.30        0.24
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.03        3.12        6.05         9.01      (3.08)      (1.50)
                          Total From Investment Operations         1.20        3.57        6.44         9.36      (2.78)      (1.26)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.46)           -      (0.39)       (0.34)      (0.30)      (0.24)
     Distributions from Realized Gains....................       (5.20)      (0.66)      (3.98)            -      (0.47)      (0.88)
                                                           ------------
                         Total Dividends and Distributions       (5.66)      (0.66)      (4.37)       (0.34)      (0.77)      (1.12)
Net Asset Value, End of Period............................       $38.08      $42.54      $39.63       $37.56      $28.54      $32.09
Total Return(b)........................................... 2.93%(    c)       9.21%      17.76%       32.81%     (8.75)%     (3.71)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $422,538    $420,812    $395,304     $334,204    $248,986    $278,707
     Ratio of Expenses to Average Net Assets.............. 0.57%(    d)       0.58%       0.59%        0.61%       0.62%       0.62%
     Ratio of Gross Expenses to Average Net Assets........            -          -% 0.59%(   e)     0.61%(e)    0.62%(e)          -%
     Ratio of Net Investment Income to Average Net Assets.     0.87%(d)       1.13%       1.02%        1.09%       0.98%       0.77%
     Portfolio Turnover Rate..............................     43.4%(d)       49.9%       38.9%        44.9%       67.9%       73.6%



                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
MidCap Growth Account
Net Asset Value, Beginning of Period......................       $11.19       $9.84       $8.80        $6.26       $8.49      $10.46
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............            -      (0.02)      (0.03)       (0.03)      (0.04)      (0.05)
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.34        1.37        1.07         2.57      (2.19)      (1.68)
                          Total From Investment Operations         0.34        1.35        1.04         2.54      (2.23)      (1.73)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.31)           -           -            -           -      (0.24)
                                                           ------------
                         Total Dividends and Distributions       (0.31)           -           -            -           -      (0.24)
Net Asset Value, End of Period............................       $11.22      $11.19       $9.84        $8.80       $6.26       $8.49
Total Return(b)...........................................     2.95%(c)      13.72%      11.82%       40.58%    (26.27)%    (16.92)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $72,634     $68,471     $59,674      $54,288     $21,934     $27,838
     Ratio of Expenses to Average Net Assets..............     0.91%(d)       0.92%       0.86%        0.91%       0.91%       0.97%
     Ratio of Gross Expenses to Average Net Assets........            -          -%    0.92%(e)     0.94%(e)    0.92%(e)          -%
     Ratio of Net Investment Income to Average Net Assets.     0.07%(d)     (0.15)%     (0.30)%      (0.39)%     (0.55)%     (0.66)%
     Portfolio Turnover Rate..............................    173.9%(d)       97.0%       47.7%        67.5%       43.1%       55.2%


(a)  Six months ended June 30, 2006.

(b) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an annualized basis.

(e)  Expense ratio without commission rebates.

                                                           2006(     a)        2005        2004         2003        2002        2001
                                                           ----                ----        ----         ----        ----        ----
MidCap Value Account
Net Asset Value, Beginning of Period......................       $16.57      $15.38      $14.13       $10.48      $11.68      $12.57
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.05        0.05        0.02         0.01           -        0.01
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.47        1.53        3.10         3.81      (1.16)      (0.35)
                                                           ------------
                          Total From Investment Operations         0.52        1.58        3.12         3.82      (1.16)      (0.34)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)           -      (0.01)       (0.01)           -      (0.01)
     Distributions from Realized Gains....................       (1.79)      (0.39)      (1.86)       (0.16)      (0.04)      (0.54)
                                                           ------------
                         Total Dividends and Distributions       (1.83)      (0.39)      (1.87)       (0.17)      (0.04)      (0.55)
Net Asset Value, End of Period............................       $15.26      $16.57      $15.38       $14.13      $10.48      $11.68
Total Return(b)........................................... 3.08%(    c)      10.55%      22.67%       36.49%     (9.96)%     (2.58)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $124,973    $112,437     $78,166      $52,054     $24,766     $11,778
     Ratio of Expenses to Average Net Assets.............. 1.06%(    d)       1.07%       1.05%        1.05%       1.04%       1.36%
     Ratio of Gross Expenses to Average Net Assets........            -           - 1.08%(   e)     1.08%(e)    1.10%(e)          -%
     Ratio of Net Investment Income to Average Net Assets.     0.63%(d)       0.32%       0.11%        0.11%       0.03%       0.12%
     Portfolio Turnover Rate..............................    173.0%(d)       90.6%       59.2%        55.5%       75.3%      208.8%



                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
Money Market Account
Net Asset Value, Beginning of Period......................        $1.00       $1.00       $1.00        $1.00       $1.00       $1.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.02        0.03        0.01         0.01        0.01        0.04
                                                           ------------
                          Total From Investment Operations         0.02        0.03        0.01         0.01        0.01        0.04
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.02)      (0.03)      (0.01)       (0.01)      (0.01)      (0.04)
                                                           ------------
                         Total Dividends and Distributions       (0.02)      (0.03)      (0.01)       (0.01)      (0.01)      (0.04)
Net Asset Value, End of Period............................        $1.00       $1.00       $1.00        $1.00       $1.00       $1.00
Total Return(b)...........................................     2.13%(c)       2.69%       0.92%        0.74%       1.42%       3.92%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $160,962    $150,653    $140,553     $151,545    $201,455    $180,923
     Ratio of Expenses to Average Net Assets..............     0.49%(d)       0.61%       0.49%        0.49%       0.49%       0.50%
     Ratio of Net Investment Income to Average Net Assets.     4.26%(d)       2.66%       0.91%        0.74%       1.40%       3.70%


(a)  Six months ended June 30, 2006.

(b) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amount shown.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an annualized basis.

(e)  Expense ratio without commission rebates.

                                                           2006(     a)        2005 2004(    b)
                                                           ----                ---- ----
Principal LifeTime 2010 Account
Net Asset Value, Beginning of Period......................       $11.37      $10.84      $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.27        0.02        0.11
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.05        0.59        0.82
                          Total From Investment Operations         0.32        0.61        0.93
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.01)      (0.01)      (0.09)
     Distributions from Realized Gains....................            -      (0.07)           -
                                                           ------------
                         Total Dividends and Distributions       (0.01)      (0.08)      (0.09)
Net Asset Value, End of Period............................       $11.68      $11.37      $10.84
Total Return(c)........................................... 2.79%(    d)       5.70%    9.31%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $20,441     $12,930         $11
     Ratio of Expenses to Average Net Assets(e)........... 0.15%(    f)       0.16%    0.16%(f)
     Ratio of Gross Expenses to Average Net Assets(e),(g).     0.15%(f)       0.20%   10.02%(f)
     Ratio of Net Investment Income to Average Net Assets.     4.60%(f)       0.22%    3.21%(f)
     Portfolio Turnover Rate..............................      3.7%(f)        4.3%     3.0%(f)



                                                                2006(a)        2005     2004(b)
                                                                ----           ----     ----
Principal LifeTime 2020 Account
Net Asset Value, Beginning of Period......................       $11.61      $10.97      $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.23      (0.01)        0.13
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.22        0.75        0.93
                          Total From Investment Operations         0.45        0.74        1.06
Less Dividends and Distributions:
     Dividends from Net Investment Income.................            -      (0.02)      (0.09)
     Distributions from Realized Gains....................            -      (0.08)           -
                                                           ------------
                         Total Dividends and Distributions            -      (0.10)      (0.09)
Net Asset Value, End of Period............................       $12.06      $11.61      $10.97
Total Return(c)...........................................     3.88%(d)       6.77%   10.62%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $54,797     $26,753         $15
     Ratio of Expenses to Average Net Assets(e)...........     0.13%(f)       0.13%    0.13%(f)
     Ratio of Gross Expenses to Average Net Assets(e),(g).     0.14%(f)       0.16%    8.72%(f)
     Ratio of Net Investment Income to Average Net Assets.     3.79%(f)     (0.10)%    3.65%(f)
     Portfolio Turnover Rate..............................      1.0%(f)        3.1%     2.6%(f)



(a)  Six months ended June 30, 2006.

(b) Period from August 30, 2004, date operations commenced, through December 31, 2004.


(c) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(d)  Total return amounts have not been annualized.

(e) Does not include expenses of the investment companies in which the Account invests.

(f)  Computed on an annualized basis.

(g) Expense ratio without the Manager's voluntary or contractual expense limit. The voluntary expense limit ceased on November 20, 2005. The contractual expense limit began on November 21, 2005.

                                                           2006(     a)        2005 2004(    b)
                                                           ----                ---- ----
Principal LifeTime 2030 Account
Net Asset Value, Beginning of Period......................       $11.63      $10.97      $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.19        0.01        0.30
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.20        0.73        0.76
                          Total From Investment Operations         0.39        0.74        1.06
Less Dividends and Distributions:
     Dividends from Net Investment Income.................            -      (0.02)      (0.09)
     Distributions from Realized Gains....................            -      (0.06)           -
                                                           ------------
                         Total Dividends and Distributions            -      (0.08)      (0.09)
Net Asset Value, End of Period............................       $12.02      $11.63      $10.97
Total Return(c)........................................... 3.39%(    d)       6.76%   10.60%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $8,601      $3,918        $151
     Ratio of Expenses to Average Net Assets(e)........... 0.16%(    f)       0.16%    0.16%(f)
     Ratio of Gross Expenses to Average Net Assets(e),(g).     0.22%(f)       0.38%    2.14%(f)
     Ratio of Net Investment Income to Average Net Assets.     3.21%(f)       0.08%    8.58%(f)
     Portfolio Turnover Rate..............................     11.8%(f)       11.5%     4.8%(f)



                                                                2006(a)        2005     2004(b)
                                                                ----           ----     ----
Principal LifeTime 2040 Account
Net Asset Value, Beginning of Period......................       $11.82      $11.09      $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.16        0.01        0.19
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.24        0.79        0.99
                          Total From Investment Operations         0.40        0.80        1.18
Less Dividends and Distributions:
     Dividends from Net Investment Income.................            -      (0.02)      (0.09)
     Distributions from Realized Gains....................            -      (0.05)           -
                                                           ------------
                         Total Dividends and Distributions            -      (0.07)      (0.09)
Net Asset Value, End of Period............................       $12.22      $11.82      $11.09
Total Return(c)...........................................     3.45%(d)       7.27%   11.78%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $4,063      $1,893        $147
     Ratio of Expenses to Average Net Assets(e)...........     0.13%(f)       0.13%    0.14%(f)
     Ratio of Gross Expenses to Average Net Assets(e),(h).     0.30%(f)       0.56%    1.47%(f)
     Ratio of Net Investment Income to Average Net Assets.     2.59%(f)       0.12%    5.35%(f)
     Portfolio Turnover Rate..............................     11.3%(f)       18.2%     9.4%(f)


(a) Six months ended June 30, 2006.

(b) Period from August 30, 2004, date operations commenced, through December 31, 2004.

(c) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(d)  Total return amounts have not been annualized.

(e) Does not include expenses of the investment companies in which the Account invests.

(f)  Computed on an annualized basis.

(g) Expense ratio without the Manager's voluntary or contractual expense limit. The voluntary expense limit ceased on November 20, 2005. The contractual expense limit began on November 21, 2005.

(h) Expense ratio without the Manager's voluntary or contractual expense limit. The voluntary expense limit decreased on April 29, 2005, and ceased on November 20, 2005. The contractual expense limit began on November 21, 2005.

                                                           2006(     a)        2005 2004(    b)
                                                           ----                ---- ----
Principal LifeTime 2050 Account
Net Asset Value, Beginning of Period......................       $11.85      $11.09      $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.13        0.01        0.11
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.28        0.82        1.06
                          Total From Investment Operations         0.41        0.83        1.17
Less Dividends and Distributions:
     Dividends from Net Investment Income.................            -      (0.02)      (0.08)
     Distributions from Realized Gains....................            -      (0.05)           -
                                                           ------------
                         Total Dividends and Distributions            -      (0.07)      (0.08)
Net Asset Value, End of Period............................       $12.26      $11.85      $11.09
Total Return(c)........................................... 3.50%(    d)       7.56%   11.74%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $2,709      $1,160         $88
     Ratio of Expenses to Average Net Assets(e)........... 0.12%(    f)       0.12%    0.13%(f)
     Ratio of Gross Expenses to Average Net Assets(e),(g).     0.42%(f)       1.11%    1.49%(f)
     Ratio of Net Investment Income to Average Net Assets.     2.16%(f)       0.11%    3.04%(f)
     Portfolio Turnover Rate..............................     24.8%(f)        4.2%    13.0%(f)



                                                                2006(a)        2005     2004(b)
                                                                ----           ----     ----
Principal LifeTime Strategic Income Account
Net Asset Value, Beginning of Period......................       $11.05      $10.68      $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.25        0.06        0.12
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.04        0.46        0.65
                          Total From Investment Operations         0.29        0.52        0.77
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.02)      (0.03)      (0.09)
     Distributions from Realized Gains....................       (0.01)      (0.12)           -
                                                           ------------
                         Total Dividends and Distributions       (0.03)      (0.15)      (0.09)
Net Asset Value, End of Period............................       $11.31      $11.05      $10.68
Total Return(c)...........................................     2.64%(d)       4.96%    7.66%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $9,759      $5,463         $11
     Ratio of Expenses to Average Net Assets(e)...........     0.14%(f)       0.14%    0.14%(f)
     Ratio of Gross Expenses to Average Net Assets(e),(h).     0.19%(f)       0.27%   10.09%(f)
     Ratio of Net Investment Income to Average Net Assets.     4.43%(f)       0.60%    3.30%(f)
     Portfolio Turnover Rate..............................     14.6%(f)        8.4%     2.9%(f)


(a) Six months ended June 30, 2006.

(b) Period from August 30, 2004, date operations commenced, through December 31, 2004.

(c) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(d) Total return amounts have not been annualized.

(e) Does not include expenses of the investment companies in which the Account invests.

(f)  Computed on an annualized basis.

(g) Expense ratio without the Manager's voluntary or contractual expense limit. The voluntary expense limit decreased on April 29, 2005, and ceased on November 20, 2005. The contractual expense limit began on November 21, 2005.

(h) Expense ratio without the Manager's voluntary or contractual expense limit. The voluntary expense limit ceased on November 20, 2005. The contractual expense limit began on November 21, 2005.

                                                           2006(     a)        2005        2004         2003        2002        2001
                                                           ----                ----        ----         ----        ----        ----
Real Estate Securities Account
Net Asset Value, Beginning of Period......................       $20.51      $17.88      $14.90       $11.24      $10.77      $10.29
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.06        0.40        0.39         0.49        0.35        0.42
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         3.00        2.39        4.66         3.87        0.48        0.47
                          Total From Investment Operations         3.06        2.79        5.05         4.36        0.83        0.89
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.39)           -      (0.35)       (0.42)      (0.35)      (0.41)
     Distributions from Realized Gains....................       (1.10)      (0.16)      (1.72)       (0.28)      (0.01)           -
                                                           ------------
                         Total Dividends and Distributions       (1.49)      (0.16)      (2.07)       (0.70)      (0.36)      (0.41)
Net Asset Value, End of Period............................       $22.08      $20.51      $17.88       $14.90      $11.24      $10.77
Total Return(b)........................................... 15.61%(   c)      15.85%      34.53%       38.91%       7.72%       8.75%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $208,453    $178,922    $146,022      $93,018     $46,358     $22,457
     Ratio of Expenses to Average Net Assets.............. 0.88%(    d)       0.89%       0.90%        0.91%       0.92%       0.92%
     Ratio of Gross Expenses to Average Net Assets........            -           - 0.90%(   e)     0.92%(e)          -%          -%
     Ratio of Net Investment Income to Average Net Assets.     0.53%(d)       2.16%       2.37%        3.83%       3.99%       4.55%
     Portfolio Turnover Rate..............................     45.7%(d)       23.6%       58.8%        53.9%       54.4%       92.4%



                                                                2006(a)        2005        2004 2003(     f)
                                                                ----           ----        ---- ----
Short-Term Bond Account
Net Asset Value, Beginning of Period......................       $10.11      $10.12       $9.99       $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.21        0.33        0.25         0.13
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................       (0.10)      (0.15)      (0.12)       (0.05)
                          Total From Investment Operations         0.11        0.18        0.13         0.08
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.27)      (0.19)           -       (0.09)
                                                           ------------
                         Total Dividends and Distributions       (0.27)      (0.19)           -       (0.09)
Net Asset Value, End of Period............................        $9.95      $10.11      $10.12        $9.99
Total Return(b)...........................................     1.09%(c)       1.80%       1.30%     0.78%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $101,222     $83,822     $56,241      $20,552
     Ratio of Expenses to Average Net Assets..............     0.72%(d)       0.57%       0.53%     0.57%(d)
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)................     0.52%(d)          -%          -%        -%(d)
     Ratio of Gross Expenses to Average Net Assets(g).....            -          -%          -%     0.57%(d)
     Ratio of Net Investment Income to Average Net Assets.     4.27%(d)       3.26%       2.53%     2.15%(d)
     Portfolio Turnover Rate..............................     56.4%(d)       74.3%       34.8%      5.0%(d)



(a)  Six months ended June 30, 2006.

(b) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an annualized basis.

(e)  Expense ratio without commission rebates.

(f)  Period from May 1, 2003, date operations  commenced,  through  December 31,
     2003.

(g) Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.

                                                           2006(     a)        2005        2004         2003        2002        2001
                                                           ----                ----        ----         ----        ----        ----
SmallCap Account
Net Asset Value, Beginning of Period......................       $10.22       $9.55       $7.97        $5.83       $8.03       $7.83
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.02        0.02           -         0.01        0.01           -
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.53        0.65        1.58         2.14      (2.20)        0.20
                          Total From Investment Operations         0.55        0.67        1.58         2.15      (2.19)        0.20
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.02)           -           -       (0.01)      (0.01)           -
     Distributions from Realized Gains....................       (0.68)           -           -            -           -           -
                                                           ------------
                         Total Dividends and Distributions       (0.70)           -           -       (0.01)      (0.01)           -
Net Asset Value, End of Period............................       $10.07      $10.22       $9.55        $7.97       $5.83       $8.03
Total Return(b)........................................... 5.28%(    c)       7.04%      19.82%       36.82%    (27.33)%       2.55%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $98,525     $94,476     $85,115      $65,285     $32,201     $36,493
     Ratio of Expenses to Average Net Assets.............. 0.87%(    d)       0.88%       0.86%        0.95%       0.97%       1.00%
     Ratio of Gross Expenses to Average Net Assets........            -          -% 0.86%(   e)     0.95%(e)    0.97%(e)          -%
     Ratio of Net Investment Income to Average Net Assets.     0.33%(d)       0.17%       0.03%        0.09%       0.12%     (0.06)%
     Portfolio Turnover Rate..............................    192.2%(d)      125.8%      188.7%       162.9%      215.5%      154.5%



                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
SmallCap Growth Account
Net Asset Value, Beginning of Period......................        $9.92       $9.30       $8.36        $5.74      $10.60      $15.59
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............       (0.04)      (0.07)      (0.06)       (0.04)      (0.05)      (0.10)
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.63        0.69        1.00         2.66      (4.81)      (4.89)
                          Total From Investment Operations         0.59        0.62        0.94         2.62      (4.86)      (4.99)
Net Asset Value, End of Period............................       $10.51       $9.92       $9.30        $8.36       $5.74      $10.60
Total Return(b)...........................................     5.95%(c)       6.67%      11.24%       45.64%    (45.85)%    (32.01)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $72,670     $66,656     $63,453      $55,628     $32,754     $55,966
     Ratio of Expenses to Average Net Assets..............     1.02%(d)       1.05%       0.99%        0.99%       0.95%       1.05%
     Ratio of Gross Expenses to Average Net Assets........            -           -    1.01%(e)     1.02%(e)    1.06%(e)          -%
     Ratio of Net Investment Income to Average Net Assets.   (0.66)%(d)     (0.77)%     (0.70)%      (0.64)%     (0.68)%     (0.92)%
     Portfolio Turnover Rate..............................     91.8%(d)       68.2%       43.3%        54.1%      287.9%      152.2%



(a)  Six months ended June 30, 2006.

(b) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(c)  Total return amounts have not been annualized.

(d)  Computed on an annualized basis.


(e)  Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                   (unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

                                       16

                                                           2006(     a)        2005        2004         2003        2002        2001
                                                           ----                ----        ----         ----        ----        ----
SmallCap Value Account
Net Asset Value, Beginning of Period......................       $17.61      $16.83      $15.04       $10.30      $11.37      $11.26
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.03        0.07        0.03         0.06        0.06        0.09
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.55        0.96        3.37         5.14      (1.07)        0.60
                          Total From Investment Operations         1.58        1.03        3.40         5.20      (1.01)        0.69
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.06)      (0.01)      (0.03)       (0.05)      (0.06)      (0.09)
     Distributions from Realized Gains....................       (1.96)      (0.24)      (1.58)       (0.41)           -      (0.49)
                                                           ------------
                         Total Dividends and Distributions       (2.02)      (0.25)      (1.61)       (0.46)      (0.06)      (0.58)
Net Asset Value, End of Period............................       $17.17      $17.61      $16.83       $15.04      $10.30      $11.37
Total Return(b)........................................... 9.17%(    c)       6.22%      23.08%       50.61%     (8.86)%       6.25%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $149,570    $132,035    $107,206      $82,135     $44,217     $30,888
     Ratio of Expenses to Average Net Assets.............. 1.10%(    d)       1.13%       1.12%        1.16%       1.28%       1.24%
     Ratio of Gross Expenses to Average Net Assets........            -          -% 1.13%(   e)     1.18%(e)    1.29%(e)          -%
     Ratio of Net Investment Income to Average Net Assets.     0.38%(d)       0.38%       0.21%        0.50%       0.68%       0.95%
     Portfolio Turnover Rate..............................     48.8%(d)       45.3%       38.0%        54.0%       77.4%       67.8%



(a)  Six months ended June 30, 2006.

(b) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(c)  Total  return  amounts  have  not  been  annualized.

(d) Computed on an annualized basis.

(e)  Expense ratio without commission rebates.

ADDITIONAL INFORMATION


Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated January 8, 2007, which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on http://www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http:// www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944


PRINCIPAL VARIABLE CONTRACTS FUND                                     119
www.principal.com

APPENDIX A


SUMMARY OF PRINCIPAL RISKS


The value of your investment in a Account changes with the value of the investments held by that Account. Many factors affect that value, and it is possible that you may lose money by investing in the Accounts. Factors that may adversely affect a particular Account as a whole are called "principal risks." The principal risks of investing in the Accounts are stated above as to each Account in the Account's description. Each of these risks is summarized below. The first three risks described below - liquidity risk, market risk, and management risk - apply to all the Accounts (except that liquidity risk does not apply to the Money Market Account). The remaining risks apply to certain of the Accounts as described previously. Additional information about the Accounts, their investments, and the related risks is located under "Certain Investment Strategies and Related Risks" and in the Statement of Additional Information.


RISKS COMMON TO ALL OF THE ACCOUNTS
-----------------------------------

LIQUIDITY RISK
An Account is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the account's ability to sell particular securities or close derivative positions at an advantageous price. Accounts with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. This risk applies to all Accounts except the Money Market Account.

MARKET RISK
The value of an Account's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Account's investments are concentrated in certain sectors, its performance could be worse than the overall market.

MANAGEMENT RISK
Each of the Accounts is actively managed by its investment advisor or sub-advisor(s). The performance of an Account that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the Account's investment objective. If the advisor's or sub-advisor(s)' strategies do not perform as expected, an Account could underperform other mutual funds with similar investment objectives or lose money.

ADDITIONAL RISKS APPLICABLE TO CERTAIN ACCOUNTS
-----------------------------------------------

ACTIVE TRADING RISK
An Account that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the Account's brokerage costs, accelerate the realization of taxable gains and adversely impact fund performance.

CREDIT AND COUNTERPARTY RISK
Each of the Accounts is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

DERIVATIVES RISK
Derivatives are investments whose values depend on or are derived from other securities or indexes. An Account's use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.


120                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

EQUITY SECURITIES RISK
Equity securities include common, preferred and convertible preferred stocks, and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by an Account could decline if the financial condition of the companies in which the Account invests decline or if overall market and economic conditions deteriorate.

EMERGING MARKET RISK
Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

EURODOLLAR AND YANKEE OBLIGATIONS RISK
Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

EXCHANGE RATE RISK
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of an Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Accounts are authorized to enter into certain foreign currency exchange transactions. In addition, the Accounts' foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

FIXED-INCOME SECURITIES RISK
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.


Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after an Account has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Account's investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an Account may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.


FOREIGN SECURITIES RISK
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect an Account's investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

GEOGRAPHIC CONCENTRATION RISK
Accounts that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.


PRINCIPAL VARIABLE CONTRACTS FUND                                     121
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

GROWTH STOCK RISK
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. An Account's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

HIGH YIELD SECURITIES RISK
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

INITIAL PUBLIC OFFERINGS ("IPOS") RISK
There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. An Account cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

INVESTMENT COMPANY SECURITIES RISK

Certain Accounts invest in securities of other investment companies. The total return on such investments reflects the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

MARKET SEGMENT RISK
Accounts are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:
  . MidCap: Account's strategy of investing in midcap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
  . LargeCap: Account's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
  . SmallCap: Account's strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

MID CAP STOCK RISK
Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

MUNICIPAL SECURITIES RISK
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of Accounts investing in such securities. Accounts that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state's tax authority) to be taxable, in which event the value of such Accounts' investments would likely decline.


122                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

NON-DIVERSIFICATION RISK
An Account that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified Accounts. The less diversified an Account's holdings are, the more a specific stock's poor performance is likely to affect the Account's performance.

PORTFOLIO DURATION RISK
Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

PREPAYMENT RISK
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of an Account.

REAL ESTATE SECURITIES RISK
Real estate investment trusts ("REITs") or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting
from environmental problems.   Equity and mortgage REITs are dependent on
management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage
REITs:
  . may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s)),
  . may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments), . are subject to cash flow dependency and defaults by borrowers, and . could fail to qualify for tax-free pass-through of income under the Internal
    Revenue Code.

SECTOR RISK
When an Account's investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Accounts concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. An Account that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and others factors affecting that industry or sector.

SMALL COMPANY RISK
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

UNDERLYING FUND RISK
The LifeTime Accounts and the Strategic Asset Management ("SAM") Portfolios operate as funds of funds and invest principally in underlying funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. In addition, when a fund of


PRINCIPAL VARIABLE CONTRACTS FUND                                     123
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

funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expenses for that fund.

Principal is the advisor to the LifeTime Accounts, SAM Portfolios, and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the LifeTime Accounts and Edge Asset Managment, Inc. (formerly known as WM Advisors, Inc.) ("Edge") is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the underlying Accounts. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.


The following tables show the percentage of the outstanding shares of underlying funds owned by the LifeTime Accounts as of December 31, 2005.

                                       PRINCIPAL LIFETIME ACCOUNTS
                                                                                         PRINCIPAL
                                  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  LIFETIME
                                  LIFETIME   LIFETIME   LIFETIME   LIFETIME   LIFETIME   STRATEGIC
        UNDERLYING FUND             2010       2020       2030       2040       2050      INCOME     TOTAL
        ---------------           ---------  ---------  ---------  ---------  ---------  ---------   -----
 Bond                               1.49%      2.73%      0.29%      0.09%      0.03%      0.67%      5.30%
 Capital Value                      0.15       0.75       0.08       0.04       0.03       0.03       1.08
 Diversified International          0.25       0.90       0.14       0.08       0.06       0.06       1.49
 Equity Income                      0.87       1.78       0.21       0.06       0.02       0.37       3.31
 LargeCap Growth Equity             2.83       4.27       1.53       0.82       0.57       0.60      10.62
 LargeCap Stock Index               0.73       2.52       0.40       0.23       0.15       0.17       4.20
 LargeCap Value                     0.53       1.23       0.29       0.17       0.11       0.13       2.46
 Money Market                       0.92         --         --         --         --       0.85       1.77
 Real Estate Securities             0.62       1.32       0.16       0.05       0.01       0.28       2.44
 SmallCap                           0.55       0.57       0.08       0.07       0.05       0.12       1.44
 SmallCap Growth                      --       0.60       0.12       0.07       0.05         --       0.84
 SmallCap Value                       --       0.30       0.06       0.04       0.03         --       0.43





The SAM portfolios commenced operations on January 8, 2007, as successor portfolios to the WM Variable Trust ("WMVT") SAM Portfolios. The predecessor portfolios invested in shares of funds that have been combined with various Accounts of Principal Variable Contracts Fund ("PVC") as follows:

         WMVT ACQUIRED FUNDS                    PVC ACQUIRING ACCOUNTS
 Equity Income Fund                     Equity Income Account I
 Growth Fund                            Growth Account
 Growth & Income Fund                   LargeCap Blend Account
 Income Fund                            Income Account
 International Growth Fund              Diversified International Account
 Mid Cap Stock Fund                     MidCap Stock Account
 Money Market Fund                      Money Market Account
 REIT Fund                              Real Estate Securities Account
 Short Term Income Fund                 Short-Term Income Account
 Small Cap Growth Fund                  SmallCap Growth Account
 Small Cap Value Fund                   SmallCap Value Account
 U.S. Government Securities Fund        Mortgage Securities Account
 West Coast Equity Fund                 West Coast Equity Account

The WM Trust I High Yield Fund is the predecessor fund of the PIF High Yield Fund II.

The table below shows the percentage of outstanding shares of the predecessor Underlying Funds owned by the predecessor portfolios as of December 31, 2005:


124                                     PRINCIPAL VARIABLE CONTRACTS FUND
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


                                                         SAM PORTFOLIOS
 ------------------------------------------------------------------------------------------------------
                                   FLEXIBLE   CONSERVATIVE             CONSERVATIVE  STRATEGIC
                                    INCOME      BALANCED    BALANCED      GROWTH      GROWTH
 UNDERLYING PREDECESSOR FUND       PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO   TOTAL
  REIT Fund                           4.7%        2.9%        42.8%       30.8%        14.6%     95.8%
  Equity Income Fund                  3.4         2.3         27.2        20.9         10.4      64.2
  Growth & Income Fund                5.3         2.5         33.8        25.8         13.8      81.2
  West Coast Equity Fund              1.9         1.9         26.9        21.0         11.7      63.4
  MidCap Stock Fund                   5.9         2.3         33.9        24.9         14.9      81.8
  Growth Fund                         5.3         2.5         35.8        26.3         14.3      84.2
  SmallCap Value Fund                 6.8         2.8         41.2        32.5         16.5      99.8
  SmallCap Growth Fund                4.9         1.7         26.5        22.0         12.1      67.2
  International Growth Fund            --         3.1         38.1        31.7         17.2      90.1
  Short Term Income Fund             50.2         7.9         13.3          --           --      71.4
  U.S. Government Securities Fund    25.7         7.2         41.5        10.8           --      85.2
  Income Fund                        26.8         6.4         34.7         7.6           --      75.5
  WM Trust I High Yield Fund          1.8         0.5          3.7         1.3          1.0       8.3


U.S. GOVERNMENT SECURITIES RISK
U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of an Account's securities do not affect interest income on securities already held by the Account but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when an Account's average maturity is longer, under certain market conditions an Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. GOVERNMENT SPONSORED SECURITIES RISK
An Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

VALUE STOCK RISK
An Account's investments in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. An Account's strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

APPENDIX B


DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

CITIGROUP BROAD MARKET (BMI) GLOBAL EX-US INDEX is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US $100 million and above.


CITIGROUP BROAD INVESTMENT-GRADE BOND INDEX measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, and includes institutionally traded U.S. Treasury, government-sponsored, mortgage-backed, asset-backed, and investment-grade securities.


CITIGROUP BROAD INVESTMENT-GRADE BOND INDEX measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, with maturities between 1 and 3 years. Indices


PRINCIPAL VARIABLE CONTRACTS FUND                                     125
www.principal.com
are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.


CITI GROUP EXTENDED MARKET INDEX (EMI) WORLD EX-US is an unmanaged index of the stock returns of the smallest 20% of companies of each individual country included in the index.


CITIGROUP MORTGAGE INDEX represents the mortgage-backed securities component of Citigroup's Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC")) pass-through securities as well as FNMA and FHLMC balloon mortgages.


LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.


LEHMAN BROTHERS 1-3 GOVERNMENT/CREDIT BOND INDEX represents a combination of the Government and Corporate Bond indices with maturities between one and three years.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is an unmanaged index composed of Treasury notes, agencies and corporate debt securities rated BBB or better, and with maturities between one year and five years.


LEHMAN BROTHERS GOVERNMENT/MORTGAGE INDEX is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities
(MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA, and FHLMC.


LEHMAN BROTHERS U.S. TREASURY BELLWETHERS 3 MONTH INDEX is composed of public obligations of the U.S. Treasury with a maturity of three months.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA, AND FAR
EAST) INDEX is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX is an unmanaged index that measures the stock returns of companies in 26 developing countries.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) US REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR CONSERVATIVE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY AVERAGE is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.


MORNINGSTAR FOREIGN SMALL/MID GROWTH CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in small- and mid-sized international stocks that are growth-oriented. Small-cap and mid-cap stocks have market capitalizations less than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY AVERAGE is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.


126                                     PRINCIPAL VARIABLE CONTRACTS FUND
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

MORNINGSTAR LARGE BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR LARGE GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR LARGE VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR MID-CAP GROWTH CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR MID-CAP VALUE CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR MODERATE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


MORNINGSTAR SHORT-TERM BOND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.



MORNINGSTAR SHORT GOVERNMENT CATEGORY AVERAGE . Short-government portfolios have at least 90% of their bond holdings in bonds backed by the U.S. government or by government-linked agencies. This backing minimizes the credit risk of these portfolios, as the U.S. government is unlikely to default on its debt. These portfolios have durations between one and 3.5 years (or, if duration is unavailable, average effective maturities between one and four years), so they have relatively less sensitivity to interest rates, and thus low risk potential.


MORNINGSTAR SMALL BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.


MORNINGSTAR SMALL GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR SMALL VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR TARGET DATE CATEGORY portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.


RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.


PRINCIPAL VARIABLE CONTRACTS FUND                                     127
www.principal.com

RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.


RUSSELL 2000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.


RUSSELL 2000 INDEX is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.


RUSSELL 2000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL 3000 INDEX is an unmanaged index that is the combination of Russell 1000 Index and the Russell 2000 Index.


RUSSELL MIDCAP INDEX is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.


RUSSELL MIDCAP VALUE INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.


S&P MIDCAP 400 INDEX is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P 500 STOCK INDEX (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.


S&P 500/CITIGROUP VALUE INDEX is a float-adjusted market-capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum. Until 12/16/2005, when Standard & Poor's changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.


128                                     PRINCIPAL VARIABLE CONTRACTS FUND
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

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.


                                  (THE "FUND")


                      STATEMENT OF ADDITIONAL INFORMATION







                              date January 8, 2007


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectuses. The Fund's prospectuses, dated January 8, 2007, which we may amend from time to time, contain the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.


The following information is incorporated by reference into this SAI:


 1) The financial statements for the Fund for the fiscal year ended December 31, 2005, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm. The financial statements and the report of Ernst & Young LLP are included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2005;


 2) The financial statements for the Equity Income Account I, Income Account, MidCap Stock Account, Mortgage Securities Account, Short-Term Income Account, West Coast Equity Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio and SAM Strategic Growth Portfolio, which have been carried forward from each such Account's predecessor fund. The financial statements for the predecessor funds were audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each predecessor fund's financial statements, is included in the predecessor funds' Annual Report to Shareholders for the fiscal year ended December 31, 2005;

 3) The unaudited financial statements for the Fund for the period ended June 30, 2006, which are included in the Fund's Semi-Annual Report to Shareholders for the period ended June 30, 2006; and

 4) The unaudited financial statements for the predecessor funds for the period ended June 30, 2006, which are included in the predecessor funds' Semi-Annual Report to Shareholders for the period ended June 30, 2006.

For a free copy of the current prospectus or a semi-annual or annual report, call 1-800-247-4123 or write:

   Principal Variable Contracts Fund, Inc.
   Principal Financial Group
   Des Moines, IA 50392-2080

                               TABLE OF CONTENTS

Fund History............................................................

Description of the Fund's Investments and Risks.........................

Management..............................................................

Investment Advisory and Other Services..................................

Cost of Manager's Services..............................................

Brokerage Allocation and Other Practices................................

Purchase, Redemption, and Pricing of Shares.............................

Multiple Share Class Structure..........................................

Tax Status..............................................................

Portfolio Holdings Disclosure...........................................

Proxy Voting Policies and Procedures....................................

General Information.....................................................

Appendix A - Description of Bond Ratings................................

Appendix B - Proxy Voting Policies......................................

Appendix C - Portfolio Manager Disclosures..............................


2                                 PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                                          1-800-247-4123

FUND HISTORY


The Principal Variable Contracts Fund, Inc. (the "Fund") is a registered, open-end management investment company, commonly called a mutual fund. It was organized on May 27, 1997 as a Maryland corporation. The Articles of Incorporation have been amended as follows:

.. February 13, 1998 to add the International SmallCap, MidCap Growth, Real
  Estate, SmallCap, SmallCap Growth, SmallCap Value, and Utilities Accounts.
.. February 1, 1999 to add the MidCap Value and Stock Index 500 Accounts.
.. July 27, 2000 to add the International Emerging Markets, LargeCap Growth
  Equity, and MidCap Growth Equity Accounts and change the name of the Stock Index 500 Account to the LargeCap Stock Index Account.
.. May 1, 2001 to change the name of the Aggressive Growth Account to the Equity
  Growth Account.
.. February 1, 2002 to add the LargeCap Blend and LargeCap Value Accounts.
.. February 4, 2003 to add the Limited Term Bond Account.
.. March 1, 2004 to change the name of the Real Estate Account to Real Estate
  Securities Account and the Utilities Account to the Equity Income Account.

.. October 12, 2004 to add the Equity Value, LifeTime 2010, LifeTime 2020,
  LifeTime 2030, LifeTime 2040, LifeTime 2050, and LifeTime Strategic Income Accounts.
.. April 11, 2005 to change the name of the International Account to Diversified
  International Account.
.. September 30, 2005 to change the name of the Government Securities Account to Government & High Quality Bond Account and to change the name of the Limited Term Bond Account to Short-Term Bond Account.

.. October 2, 2006 to rename the existing share class of each series of the Corporation as Class 1 shares, to add Class 2 shares to the Diversified International, Growth, LargeCap Blend, Money Market, Real Estate Securities, SmallCap Growth, and SmallCap Value series; to add the Equity Income I, Income, MidCap Stock, Mortgage Securities, Short-Term Income, Strategic Asset Management Balanced Portfolio, Strategic Asset Management Conservative Balanced Portfolio, Strategic Asset Management Conservative Growth Portfolio, Strategic Asset Management Flexible Income Portfolio, Strategic Asset Management Strategic Growth Portfolio, and West Coast Equity series, to the Corporation, and add Class 1 and Class 2 shares for each such series.

Each of the Accounts offer Class 1 shares. Class 2 shares are offered by the following Accounts:

 Diversified International    Short-Term Income
 Equity Income I              SmallCap Growth
 Growth                       SmallCap Value
 Income                       SAM Balanced Portfolio
 LargeCap Blend               SAM Conservative Balanced Portfolio
 MidCap Stock                 SAM Conservative Growth Portfolio
 Money Market                 SAM Flexible Income Portfolio
 Mortgage Securities          SAM Strategic Growth Portfolio
 Real Estate Securities       West Coast Equity




DESCRIPTION OF THE FUND'S INVESTMENTS AND RISKS


FUND POLICIES
The investment objectives, investment strategies and the main risks of each Account are described in the Prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those strategies and risks and the types of securities the Sub-Advisor can select for each Account. Additional information is also provided about the strategies that the Account may use to try to achieve its objective.

The composition of each Account and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. An Account is not required to use all of the investment techniques and strategies available to it in seeking its goals.


Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.


PRINCIPAL VARIABLE CONTRACTS FUND, INC.                                 3
www.principal.com

The investment objective of each Account and, except as described below as "Fundamental Restrictions," the investment strategies described in this SAI and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Account. The Investment Company Act of 1940, as amended ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of an Account means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares, or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Account shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of an Account will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.


With the exception of the diversification test required by the Internal Revenue Code, the Accounts will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in each Account's prospectus or Statement of Additional Information.


FUND INVESTMENT LIMITATIONS

FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the Accounts is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

 3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 4) Borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

 5) Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objectives and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

 6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Account. This restriction does not apply to the Principal LifeTime Accounts or the Strategic Asset Management Portfolios.

 7) Act as an underwriter of securities, except to the extent that the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 8) Concentrate its investments in any particular industry, except that the Account may invest up to 25% of the value of its total assets in a single industry, provided that, when the Account has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. This restriction applies to the LargeCap Stock Index Account except to the extent that the related Index also is so concentrated. This restriction does not apply to the Real Estate Securities Account.

 9) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).


4                                 PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                                          1-800-247-4123

NON-FUNDAMENTAL RESTRICTIONS
Each of the Accounts, except the Principal LifeTime Accounts and the Strategic Asset Management Portfolios, has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

 1) Invest more than 15% (10% in the case of the Money Market Account) of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.


 2) Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts, and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 3) Invest in companies for the purpose of exercising control or management.

 4) Invest more than 25% of its assets in foreign securities, except that the Diversified International, International Emerging Markets, International SmallCap, and Money Market Accounts each may invest up to 100% of its assets in foreign securities. The LargeCap Stock Index Account may invest in foreign securities to the extent that the relevant index is so invested. The Government & High Quality Bond Account and Mortgage Securities Account may not invest in foreign securities.

 5) Invest more than 5% of its total assets in real estate limited partnership interests (except Real Estate Securities Account).

 6) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization. The Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

Each Account (except Asset Allocation, Balanced, Capital Value, Diversified International, Growth, Income, International Emerging Markets, and Short-Term Income) has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.

Each of the Principal LifeTime Accounts and Strategic Asset Management Portfolios has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

 1) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.


 2) Invest in companies for the purpose of exercising control or management.

INVESTMENT STRATEGIES AND RISKS
Restricted Securities
---------------------
Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, an Account may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Account may be permitted to sell a security. If adverse market conditions


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were to develop during such a period, the Account might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Accounts (except the Money Market Account) has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities up to 15% of its net assets (or, in the case of the Money Market Account, 10%). The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.


Foreign Securities
------------------
Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of an Account's assets is not invested and is earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to an Account's investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. The Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

.. increased social, political, and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;


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.. restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


Depositary Receipts
-------------------
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Accounts that may invest in foreign securities may invest in:
.. American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
.. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs")
  - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.


Securities of Smaller Companies
-------------------------------
The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Account that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of an Account that invests solely in larger company stocks.

Unseasoned Issuers
------------------
The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies' growth prospects.


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As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures
------------------------------------------------------------------------------
Contracts and Options on Futures Contracts
------------------------------------------
The Accounts may each engage in the practices described under this heading.

.. Spread Transactions. Each Account may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Account the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Account does not own, but which is used as a benchmark. The risk to the Account in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Account against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in segregated accounts either with the Account's custodian or on the Account's records. The Accounts do not consider a security covered by a spread option to be "pledged" as that term is used in the Account's policy limiting the pledging or mortgaging of assets.


.. Options on Securities and Securities Indices. Each Account may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Account invests. The Accounts may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities which the Account plans to purchase, or to generate additional revenue.

  . Writing Covered Call and Put Options. When an Account writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When an Account writes a put option, it gives the purchaser of the option the right to sell to the Account a specific security at a specified price at any time before the option expires. In both situations, the Account receives a premium from the purchaser of the option.


    The premium received by an Account reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Account if the option expires unexercised or is closed out at a profit. By writing a call, an Account limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, an Account assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.


    The Accounts write only covered options and comply with applicable regulatory and exchange cover requirements. The Accounts usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Account deposits and maintains with its custodian or segregates on the Account's records, cash or other liquid assets with a value at least equal to the exercise price of the option.


    Once an Account has written an option, it may terminate its obligation before the option is exercised. The Account executes a closing transaction by purchasing an option of the same series as the option previously written. The Account has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

  . Purchasing Call and Put Options. When an Account purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Account is able to buy


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    the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid and transaction costs.


    When an Account purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Account is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.


    Once an Account purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Account has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

  . Options on Securities Indices. Each Account may purchase and sell put and call options on any securities index based on securities in which the Account may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Accounts engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When an Account writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

  . Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Accounts generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If an Account is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If an Account is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. An Account's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.


.. Futures Contracts and Options on Futures Contracts. Each Account may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). Through the purchase and sale of futures contracts and related options, an Account may seek to hedge against a decline in the value of securities owned by the Account or an increase in the price of securities that the Account plans to purchase. Each Account may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market. Each Account may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.


  . Futures Contracts. When an Account sells a futures contract based on a financial instrument, the Account is obligated to deliver that kind of instrument at a specified future time for a specified price. When an Account purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Account realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an


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    offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Accounts usually liquidate futures contracts on financial instruments, by entering into an offsetting transaction before the settlement date, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.


    A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).


    When an Account purchases or sells a futures contract, it pays a commission to the futures commission merchant through which the Account executes the transaction. When entering into a futures transaction, the Account does not pay the execution price, as it does when it purchases a security, or a premium, as it does when it purchases an option. Instead, the Account deposits an amount of cash or other liquid assets (generally about 5% of the futures contract amount) with its futures commission merchant. This amount is known as "intial margin." In contrast to the use of margin account to purchase securities, the Account's deposit of initial margin does not constitute the borrowing of money to finance the transaction in the futures contract. The inital margin represents a good faith deposit that helps assure the Account's performance of the transaction. The futures commission merchant returns the inital margin to the Account upon termination of the futures contract if the Account has satisfied all its contractual obligations.


    Subsequent payments to and from the futures commission merchant, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Account realizes a loss or gain.


    In using futures contracts, the Account may seek to establish more certainly than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Account proposes to acquire. An Account, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Account's debt securities decline in value and thereby keeps the Account's net asset value from declining as much as it otherwise would. An Account may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When an Account is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, an Account may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

  . Options on Futures Contracts. The Accounts may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.


    Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid.


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    Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if an Account anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.


    If an Account purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Account is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.


    When an Account writes an option on a futures contract, the premium paid by the purchaser is deposited with the Account's custodian. The Account must maintain with its futures commission merchant all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the futures commission merchant, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Account if the option is exercised.

  . Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. An Account's successful use of futures contracts is subject to the ability of the Sub-Advisor to predict correctly the factors affecting the market values of the Account's portfolio securities. For example, if an Account is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Account and the prices of those debt securities instead increases, the Account loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Account, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.


    Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Account enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Account continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Account has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Account may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Account's ability effectively to hedge its portfolio.


    Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


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  . Limitations on the Use of Futures and Options on Futures Contracts. Each
    Account intends to come within an exclusion from the definition of "commodity pool operator" provided by CFTC regulations.


    Each Account may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Account's exposure to various currency, equity, or fixed-income markets. Each Account (other than Asset Allocation and Equity Growth) may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Account determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Account or which it expects to purchase. In pursuing traditional hedging activities, each Account may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Account owns. Each Account may purchase futures contracts or calls on futures contracts to protect the Account against an increase in the price of securities the Account intends to purchase before it is in a position to do so.


    When an Account purchases a futures contract, or purchases a call option on a futures contract, it segregates portfolio assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its futures commission merchant equals the market value of the futures contract.



Forward Foreign Currency Exchange Contracts
-------------------------------------------
The Accounts may, but are not obligated to, enter into forward foreign currency exchange contracts under various circumstances. Currency transactions include forward currency contracts, exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which an Account is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, an Account may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.


The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, an Account may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


An Account segregates assets consisting of foreign securities denominated in or exposed to the currency for which the Account has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to an Account if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that an Account is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or


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restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to an Account if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Account has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.


Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and
-----------------------------------------------------------------------
Sale-Buybacks
-------------
The Accounts may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, an Account purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause an Account to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, an Account may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to each Account's limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Account to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.

An Account may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash or appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.


A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction an Account sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Account pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Account enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Account, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to an Account generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.1% of the initial amount delivered.


An Account's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Account.


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An Account also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Account's repurchase of the underlying security. An Account's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Account's forward commitment to repurchase the subject security.


Real Estate Investment Trusts
-----------------------------

Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

High-Yield/High-Risk Bonds
--------------------------
The Asset Allocation, Balanced, Bond, Equity Income I, Income, MidCap Stock,
 MidCap Value, Short-Term Bond, and West Coast Equity Accounts each may invest a portion of its assets in bonds that are rated below investment grade (i.e., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.) (commonly known as "junk bonds"). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Account would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. The Asset Allocation, Balanced and Bond Accounts may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Account has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities
-------------------------------------
The yield characteristics of the mortgage- and asset-backed securities in which the Asset Allocation, Balanced, Bond, Equity Income I, Government & High Quality Bond, Income, MidCap Stock, Mortgage Securities, Short-Term Bond, Short-Term Income, and West Coast Equity Accounts may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Account purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Account purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Account are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.


The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation ("CMO") may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity, and interest rate


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sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.


Swap Agreements and Options on Swap Agreements
----------------------------------------------
Each Account (except Money Market Account) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent an Account may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. An Account may also enter into options on swap agreements ("swap options").

An Account may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities an Account anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.


Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with an Account's investment objectives and general investment policies, certain of the Accounts may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, an Account will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, an Account may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, an Account may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, an Account may be required to pay a higher fee at each swap reset date.


An Account may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. An Account may be either the buyer or seller in a credit default swap transaction. If an Account is a buyer and no event of default occurs, the Account will lose its investment and recover nothing. However, if an event of default occurs, the Account (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, an Account receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.


A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Account (except Money Market Account) may write (sell) and purchase put and call swap options. Most swap agreements entered into by the Accounts would


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calculate the obligations of the parties to the agreement on a "net basis."
Consequently, an Account's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). An Account's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Account) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Account's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Account's investment restriction concerning senior securities. Each Account will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Account's total assets.


Whether an Account's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Account's Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, an Account bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Accounts will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Account's Manager or Sub-Advisor. Certain restrictions imposed on the Accounts by the Internal Revenue Code may limit the Accounts' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Account's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


Depending on the terms of the particular option agreement, an Account will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When an Account purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an Account writes a swap option, upon exercise of the option the Account will become obligated according to the terms of the underlying agreement.


Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.


The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:
  . the frequency of trades and quotations, . the number of dealers and prospective purchasers in the marketplace, . dealer undertakings to make a market,

  . the nature of the security (including any demand or tender features), and

  . the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within each Account's restriction on investments in illiquid securities.

For purposes of applying the Accounts' investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Accounts at market value. In the case of a credit default swap sold by an Account (i.e., where the Account is selling credit default protection), however, the Account will value the swap at its notional amount. The manner in which the Accounts value certain securities or other instruments for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Zero-coupon securities
----------------------


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The Accounts may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Securities Lending
------------------
All Accounts may lend their portfolio securities. None of the Accounts will lend its portfolio securities if as a result the aggregate of such loans made by the Account would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Account and is maintained each business day. While such securities are on loan, the borrower pays the Account any income accruing thereon. The Account may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Account and its shareholders. An Account pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. An Account does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

When-Issued, Delayed Delivery, and Forward Commitment Transactions
----------------------------------------------------------------------
Each of the Accounts may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Account will segregate until the settlement date assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities an Account has committed to purchase prior to the time delivery of the securities is made, although an Account may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Account assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Account is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Account's other investments. If the Account remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.


When the Account has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Account does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Account could miss a favorable price or yield opportunity or could suffer a loss. An Account may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery, or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Accounts may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.


Money Market Instruments/Temporary Defensive Position
-----------------------------------------------------
The Money Market Account invests all of its available assets in money market instruments maturing in 397 days or less. In addition, all of the Accounts may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity or in adverse market conditions. Following are descriptions of the types of money market instruments that the Accounts may purchase:

.. U.S. Government Securities - Securities issued or guaranteed by the U.S.
  government, including treasury bills, notes and bonds.

.. U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.


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  . U.S. agency obligations include, but are not limited to, the Bank for
    Cooperatives, Federal Home Loan Banks, and Federal Intermediate Credit
    Banks.
  . U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

  Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

.. Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Account may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

  Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose an Account to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. An Account only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. An Account considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Account. An Account may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.


  A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, an Account occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer, or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.


.. Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.


.. Short-term Corporate Debt - Corporate notes, bonds, and debentures that at the time of purchase have 397 days or less remaining to maturity.


.. Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.


.. Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.


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The ratings of nationally recognized statistical rating organization (NRSRO), such as Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.


Other Investment Companies
--------------------------

Each Account reserves the right to invest up to 10% of its total assets in the securities of all investment companies, but may not acquire more than 3% of the voting securities of, nor invest more than 5% of its total assets in securities of, any other investment company. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds ("ETFs"), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves substantially the same risks as investing directly in the underlying instruments. In addition, ETFs involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments.


As a shareholder in an investment company, an Account would bear its ratable share of that entity's expenses, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Account and its shareholders, in effect, will be absorbing two levels of fees with respect to investments in other investment companies.

INDUSTRY CONCENTRATIONS
Each of the Principal LifeTime Accounts and Strategic Asset Management Portfolios concentrate its investments in the mutual fund industry. Each of the other Accounts, except the Real Estate Securities Account, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The Real Estate Securities Account may hold more than 25% of its assets in securities of companies in the real estate industry. The LargeCap Stock Index Account may concentrate its investments in a particular industry only to the extent that the S&P 500 Index is concentrated.

For purposes of applying the SmallCap Growth Account (portion sub-advised by Emerald Advisers, Inc.) industry concentration restrictions, the Account uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co., Incorporated. Each of the Accounts sub-advised by Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.) ("Edge"), and the portion of the SmallCap Growth Account sub-advised by UBS use the S&P Global Industry Classification Standards (GICS) sector and industry classifications. The LargeCap Growth Equity Account uses Bloomberg L.P. industry classifications. The Equity Value Account uses the industry groups of Morgan Stanley Capital International - Global Industry Classification Standard. The other Accounts use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission ("SEC")." The Accounts interpret their policy with respect to concentration in a particular industry to apply to direct investments in the securities of issuers in a particular industry. For purposes of this restriction, mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the Accounts' industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, or any asset-backed securities, the Accounts take the position that such securities do not represent interests in any particular "industry" or group of industries.


PORTFOLIO TURNOVER
Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.


PRINCIPAL VARIABLE CONTRACTS FUND, INC.                                19
www.principal.com

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.


Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.


Higher portfolio turnover rates generally increase transaction costs that are expenses of the Account. Active trading may generate short-term gains (losses) for taxable shareholders.


The following Accounts had significant variation in portfolio turnover rates over the two most recently completed fiscal years:
.. Equity Growth (2005 - 51.6%; 2004 - 147.7%): The Account's sub-advisor was changed effective August 24, 2004. Bringing the portfolio in line with the strategy of the new portfolio manager resulted in the variation noted.
.. Government & High Quality Bond (2005 - 262.1%; 2004 - 67.2%): The portfolio managers increased the allocation to certain fixed-income sectors, such as commercial mortgage-backed securities and asset-backed securities, for diversification purposes. The allocation to Treasury and mortgage-backed securities decreased throughout the year to enhance the portfolio's diversification. In addition, the portfolio managers purchased short duration securities, that in turn require more reinvestment as they mature, and utilized mortgage-backed forward purchases (referred to as dollar rolls), which require monthly reinvestment.
.. Real Estate Securities (2005 - 23.6%; 2004 - 58.8%): The Account experienced lower turnover as market conditions warranted less need for portfolio repositioning. The management approach remains consistent and thus turnover levels may increase as conditions change going forward.

MANAGEMENT


BOARD OF DIRECTORS

Under Maryland law, the Board of Directors of the Fund is responsible for overseeing the management of the Fund's business and affairs. The Board meets several times during the year to fulfill this responsibility. Other than serving as Directors, most of the Board members have no affiliation with the Fund or its service providers. Each Director serves until a successor is duly qualified and elected.

MANAGEMENT INFORMATION

The following table presents certain information regarding the Directors of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those Directors who are "interested persons" (as defined in the 1940 Act) of the Fund (the "Interested Directors") and those Directors who are not interested persons of the Fund (the "Independent Directors"). All Directors serve as directors for each of the two investment companies (with a total of 109 portfolios) sponsored by Principal Life: the Fund and Principal Investors Fund, Inc. (collectively, the "Fund Complex").

Each officer of the Fund holds the same position with respect to Principal Investors Fund, Inc.


20                                PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                                          1-800-247-4123

The following directors are considered not to be "interested persons" as defined
--------------------------------------------------------------------------------
in the 1940 Act.
----------------

                                                                                                 NUMBER
                                                                                                   OF
                                                                                               PORTFOLIOS
                                                                                                IN FUND             OTHER
                                                                                                COMPLEX         DIRECTORSHIPS
                                                                                                OVERSEEN             HELD
  NAME, ADDRESS AND     POSITION(S) HELD WITH    LENGTH OF       PRINCIPAL OCCUPATION(S)           BY                 BY
    YEAR OF BIRTH       FUND                    TIME SERVED        DURING PAST 5 YEARS          DIRECTOR           DIRECTOR
  -----------------     ---------------------   -----------      -----------------------       ----------       -------------
Elizabeth Ballantine    Director                Since 2004    Principal, EBA Associates           109
1113 Basil Road         Member Audit and                      (consulting and investments)                  The McClatchy Company
McLean, Virginia        Nominating Committee                  since 1998
1948

Kristianne Blake        Director                Since 2006    President, Kristianne Gates         109         Avista Corporation;
1201 Third Avenue, 8th  Member Audit and                      Blake, P.S. (CPA specializing                   Russell Investment
Floor                   Nominating Committee                  in personal financial and tax                        Company*
Seattle, WA                                                   planning)                                       Russell Investment
1954                                                                                                                Funds*

Richard W. Gilbert      Director                Since 1997    President, Gilbert                  109
5040 Arbor Lane, #302   Member Audit and                      Communications, Inc.                              Calamos Asset
Northfield, Illinois    Nominating Committee                  (management and advisory                         Management, Inc.
1940                                                          services) since 1993

Mark A. Grimmett        Director                Since 2004    Executive Vice President and        109
6310 Deerfield Avenue   Member Audit and                      CFO, Merle Norman Cosmetics,
San Gabriel,            Nominating Committee                  Inc., (manufacturer and
California                                                    distributor of skin care                               None
1960                                                          products) since 2000. Prior
                                                              thereto, Vice President and
                                                              CFO.

Fritz S. Hirsch         Director                Since 2005    President and CEO, Sassy, Inc.      109
Suite 203               Member Audit and                      (manufacturer of infant and                            None
2101 Waukegan Road      Nominating Committee                  juvenile products)
Bannockburn, Illinois
1951

William C. Kimball      Director                Since 1999    Former Chairman and CEO,            109
3094 104th              Member Audit and                      Medicap Pharmacies, Inc. (chain              Casey's General Stores,
Urbandale, Iowa         Nominating Committee                  of retail pharmacies)                                  Inc.
1947

Barbara A. Lukavsky     Director                Since 1997    President and CEO, Barbican         109
100 Market, #314        Member Audit and                      Enterprises, Inc. (holding                             None
Des Moines IA           Nominating Committee                  company for franchises in the
1940                    Member Executive                      cosmetics industry) since 1997
                        Committee

Daniel Pavelich         Director                Since 2006    Retired. Formerly, Chairman and     109       Catalytic Inc; Vaagen
1201 Third Avenue, 8th  Member Audit and                      CEO of BDO Seidman (tax,                        Bros. Lumber, Inc.
Floor                   Nominating Committee                  accounting and financial
Seattle, WA                                                   consulting services)
1944

Richard Yancey          Director                Since 2006    Retired. Formerly, Managing         109      AdMedia Partners, Inc.;
42 Monroe Place         Member Audit and                      Director of Dillon Read & Co.                    Czech and Slovak
Brooklyn, NY            Nominating Committee                  (an investment bank, now part                American Enterprise Fund
1926                                                          of UBS)





PRINCIPAL VARIABLE CONTRACTS FUND, INC.                                21
www.principal.com

22                                PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                                          1-800-247-4123

The following directors are considered to be Interested Directors because they
------------------------------------------------------------------------------
are affiliated persons of Principal Management Corporation (the "Manager"),
---------------------------------------------------------------------------
Principal Funds Distributor, Inc. (the "Distributor"), the Fund's principal
---------------------------------------------------------------------------
underwriter, or Princor Financial Services Corporation ("Princor"), the Fund's
------------------------------------------------------------------------------
former principal underwriter.
---------------------------------

                                                                                                          NUMBER
                                                                                                            OF
                                                                                                        PORTFOLIOS
                                                                                                         IN FUND         OTHER
                                                                                                         COMPLEX     DIRECTORSHIPS
                                                                                                         OVERSEEN        HELD
  NAME, ADDRESS AND     POSITION(S) HELD WITH    LENGTH OF            PRINCIPAL OCCUPATION(S)               BY            BY
    YEAR OF BIRTH                FUND           TIME SERVED             DURING PAST 5 YEARS              DIRECTOR      DIRECTOR
  -----------------     ---------------------   -----------           -----------------------           ----------   -------------
Ralph C. Eucher         Director                Since 1999   Director and President, the Manager since     109
711 High Street         President and CEO                    1999. Director, the Distributor since                       None
Des Moines, Iowa 50392  Member Executive                     2007. Director, Princor since 1999.
1952                    Committee                            President, Princor 1999-2005. Senior Vice
                                                             President, Principal Life, since 2002.
                                                             Prior thereto, Vice President.

William G. Papesh       Director                Since 2006   President and CEO of WM Group of Funds;       109           None
1201 Third Avenue, 8th                                       President and Director of Edge Asset
Floor                                                        Management, Inc.
Seattle, WA
1943

Larry D. Zimpleman      Director                Since 2001   Chairman and Director, the Manager            109           None
711 High Street         Chairman of the Board                and Princor since 2001. President and
Des Moines, Iowa 50392  Member Executive                     Chief Operating Officer, Principal Life
1951                    Committee                            since 2006. President, Retirement and
                                                             Investor Services, Principal Financial
                                                             Group, Inc. 2003-2006. Executive Vice
                                                             President, 2001-2003, and prior thereto,
                                                             Senior Vice President, Principal Life




Officers of the Fund
--------------------

The following table presents certain information regarding the officers of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors.


PRINCIPAL VARIABLE CONTRACTS FUND, INC.                                23
www.principal.com

  NAME, ADDRESS AND      POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S)
    YEAR OF BIRTH                FUND                 DURING PAST 5 YEARS
  -----------------      ---------------------      -----------------------
Craig L. Bassett        Treasurer (since 1997)    Vice President and Treasurer,
711 High Street                                   Principal Life
Des Moines, Iowa 50392
1952

Michael J. Beer         Executive Vice            Executive Vice President and
711 High Street         President                 Chief Operating Officer, the
Des Moines, Iowa 50392  Principal Accounting      Manager; Executive Vice
1961                    Officer                   President, the Distributor,
                        (since 1997)              since 2007; President,
                                                  Princor, since 2005

Randy L. Bergstrom      Assistant Tax Counsel     Counsel, Principal Life
711 High Street         (since 2005)
Des Moines, Iowa 50392
1955

David J. Brown          Chief Compliance          Vice President, Product &
711 High Street         Officer                   Distribution Compliance,
Des Moines, Iowa 50392  (since 2004)              Principal Life; Senior Vice
1960                                              President, the Manager since
                                                  2004; Senior Vice President,
                                                  the Distributor, since 2007;
                                                  Second Vice President,
                                                  Princor, since 2003, and
                                                  prior thereto, Vice
                                                  President, the Manager and
                                                  Princor

Jill R. Brown           Vice President            Second Vice President,
711 High Street         Chief Financial Officer   Principal Financial Group and
Des Moines, Iowa 50392  (since 2003)              Senior Vice President, the
1967                                              Manager and Princor, since
                                                  2006, Chief Financial
                                                  Officer, Princor since 2003,
                                                  Vice President, Princor
                                                  2003-2006; Senior Vice
                                                  President and Chief Financial
                                                  Officer, the Distributor,
                                                  since 2007; Prior thereto,
                                                  Assistant Financial
                                                  Controller, Principal Life

Steve Gallaher          Assistant Counsel         Second Vice President and
711 High Street         (since 2006)              Counsel, Principal Life since
Des Moines, Iowa 50392                            2006; Self-Employed Writer in
1955                                              2005; 2004 and prior thereto
                                                  Senior Vice President and
                                                  Counsel of Principal
                                                  Residential Mortgage, Inc.

Ernest H. Gillum        Vice President            Vice President and Chief
711 High Street         Assistant Secretary       Compliance Officer, the
Des Moines, Iowa 50392  (since 1997)              Manager, since 2004, and
1955                                              prior thereto, Vice
                                                  President, Compliance and
                                                  Product Development, the
                                                  Manager

Patrick A. Kirchner     Assistant Counsel         Counsel, Principal Life
711 High Street         (since 2002)
Des Moines, Iowa 50392
1960

Carolyn F. Kolks        Assistant Tax Counsel     Counsel, Principal Life,
711 High Street         (since 2005)              since 2003 and prior thereto,
Des Moines, Iowa 50392                            Attorney
1962

Sarah J. Pitts          Assistant Counsel         Counsel, Principal Life
711 High Street         (since 2000)
Des Moines, Iowa 50392
1945

Layne A. Rasmussen      Vice President and        Vice President and Controller
711 High Street         Controller                - Mutual Funds, the Manager
Des Moines, Iowa 50392  (since 1997)
1958

Michael D. Roughton     Counsel (since 1997)      Vice President and Senior
711 High Street                                   Securities Counsel, Principal
Des Moines, Iowa 50392                            Financial Group, Inc.; Senior
1951                                              Vice President and Counsel,
                                                  the Manager, the Distributor,
                                                  and Princor; and Counsel,
                                                  Principal Global

James F. Sager          Assistant Secretary       Vice President, the Manager
711 High Street         (since 2005)              and Princor
Des Moines, Iowa 50392
1950

Adam U. Shaikh          Assistant Counsel         Counsel, Principal Life,
711 High Street         (since 2006)              since 2006.  Prior thereto,
Des Moines, Iowa 50392                            practicing attorney.
1972

Dan Westholm            Assistant Treasurer       Director Treasury, since
711 High Street         (since 2006)              2003.  Prior thereto,
Des Moines, Iowa                                  Assistant Treasurer.
 50392
1966






24                                PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                                          1-800-247-4123

PRINCIPAL VARIABLE CONTRACTS FUND, INC.                                25
www.principal.com

BOARD COMMITTEES . The Fund's board has an Audit and Nominating Committee and an Executive Committee. Committee members are identified above. All of the members of the Audit and Nominating Committee are Independent Directors. During the last fiscal year, the Audit and Nominating Committee met four times.

The auditing functions of the Audit and Nominating Committee include: (1) appointing, compensating, and conducting oversight of the work of the independent auditors; (2) reviewing the scope and approach of the proposed audit plan and the audit procedures to be performed; (3) ensuring the objectivity of the internal auditors and the independence of the independent auditors; and (4) establishing and maintaining procedures for the handling of complaints received regarding accounting, internal controls, and auditing. In addition, the committee meets with the independent and internal auditors to discuss the results of the audits and reports to the full Board of the Fund. The committee also receives reports about accounting and financial matters affecting the Fund.

The nominating functions of the Audit and Nominating Committee include selecting and nominating all candidates who are not "interested persons" of the Fund (as defined in the 1940 Act) for election to the Board. Generally, the committee requests director nominee suggestions from the committee members and management. In addition, the committee will consider director candidates recommended by shareholders of the Fund. Recommendations should be submitted in writing to Principal Investors Fund, Inc. at 680 8th Street, Des Moines, Iowa 50392-2080. The committee has not established any specific minimum qualifications for nominees. When evaluating a person as a potential nominee to serve as an independent director, the committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.


The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board. During the year ended December 31, 2005, the committee met once.


The following tables set forth the aggregate dollar range of the equity securities of the mutual funds within the Fund Complex which were beneficially owned by the Directors as of December 31, 2005. The Fund Complex currently includes the separate series of the Fund and of Principal Investors Fund, Inc.


For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are "interested persons" are eligible to participate in an employee benefit program which invests in Principal Investors Fund. Directors who beneficially owned shares of the series of the Fund did so through variable life insurance and variable annuity contracts issued by Principal Life. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

INDEPENDENT DIRECTORS (NOT CONSIDERED TO BE "INTERESTED PERSONS")

Independent directors Kristianne Blake, Daniel Pavelich, and Richard Yancey, who began serving as directors of the Fund on January 8, 2007, did not own shares of any of the funds as of December 31, 2005.


A  $0
B  $1 up to and including $10,000
C  $10,001 up to and including $50,000
D  $50,001 up to and including $100,000
E  $100,001 or more
 PRINCIPAL INVESTORS FUND                BALLANTINE  GILBERT  GRIMMETT  HIRSCH  KIMBALL   LUKAVSKY
 ------------------------                ----------  -------  --------  ------  -------   --------
Bond & Mortgage Securities                   A          D        C        A        A         E
Disciplined LargeCap Blend                   A          B        A        A        A         A
Diversified International                    C          C        A        A        A         E
Equity Income                                A          C        A        A        E         A
Government & High Quality Bond               A          B        A        A        A         A
Inflation Protection                         A          A        C        A        A         A
International Emerging Markets               C          A        A        A        A         A
LargeCap Growth                              A          D        A        A        A         A
LargeCap Value                               A          C        A        A        A         A
MidCap Blend                                 A          D        C        A        A         A
Money Market                                 A          B        C        A        A         C
Partners LargeCap Blend I                    A          B        C        A        A         A
Partners LargeCap Value                      C          A        A        A        A         A
Preferred Securities                         A          A        A        A        D         A
Principal LifeTime 2050                      A          A        A        B        A         A
Real Estate Securities                       C          A        A        A        D         A
Short-Term Bond                              A          A        A        A        E         E
Tax-Exempt Bond                              A          A        C        A        A         A

  TOTAL FUND COMPLEX                         D          E        D        B        E         E




26                                PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                                          1-800-247-4123

DIRECTORS CONSIDERED TO BE "INTERESTED PERSONS"

William G. Papesh, who began to serving as a director on January 8, 2007, did not own shares of any of the funds as of December 31, 2005.

A  $0
B  $1 up to and including $10,000
C  $10,001 up to and including $50,000
D  $50,001 up to and including $100,000
E  $100,001 or more
                                                     RALPH C.       LARRY D.
 PRINCIPAL INVESTORS FUND                             EUCHER        ZIMPLEMAN
 ------------------------                             ------        ---------
Bond & Mortgage Securities                               A              A
Disciplined LargeCap Blend                               A              A
Diversified International                                C              A
Equity Income                                            C              A
Government & High Quality Bond                           C              A
LargeCap Growth                                          D              A
LargeCap S&P 500 Index                                   E              A
LargeCap Value                                           A              A
MidCap Blend                                             E              A
Money Market                                             E              A
Partners LargeCap Blend                                  D              A
Partners LargeCap Blend I                                C              A
Partners LargeCap Growth I                               C              A
Partners LargeCap Growth II                              C              A
Partners LargeCap Value                                  D              A
Partners MidCap Growth                                   A              A
Real Estate Securities                                   A              A
Short-Term Bond                                          A              A
Tax-Exempt Bond                                          D              A
 PRINCIPAL INVESTORS FUND (THROUGH PARTICIPATION IN AN EMPLOYEE
 BENEFIT PLAN)
Bond & Mortgage Securities                               C              A
Diversified International                                A              A
Government & High Quality Bond                           C              A
International Emerging Markets                           A              A
LargeCap Growth                                          A              A
LargeCap S&P 500 Index                                   D              A
LargeCap Value                                           D              A
MidCap Blend                                             C              A
Partners LargeCap Blend I                                A              A
Partners LargeCap Growth I                               A              A
Partners LargeCap Value                                  A              A
Partners MidCap Growth                                   A              A
Principal LifeTime 2020                                  A              E
Principal LifeTime Strategic Income                      A              A
Real Estate Securities                                   A              A
SmallCap S&P 600 Index                                   A              A

  TOTAL FUND COMPLEX                                     E              E




PRINCIPAL VARIABLE CONTRACTS FUND, INC.                                27
www.principal.com

COMPENSATION . The Fund does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to the Fund by the Manager and its affiliates pursuant to the Management Agreement. Each Director who is not an "interested person" received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount and the number of meetings attended. These fees and expenses are divided among the funds and portfolios based on their relative net assets.


The following table provides information regarding the compensation received by the Independent Directors from the Fund and the from the Fund Complex during the fiscal year ended December 31, 2005. On that date, there were 2 funds (with a total of 86 portfolios in the Fund Complex). The Fund does not provide retirement benefits to any of the Directors.

       DIRECTOR                  THE FUND                    FUND COMPLEX
       --------                  --------                    ------------
 Elizabeth Ballantine           $17,981.51                    $81,500.00
 Kristianne Blake**             $        0                    $        0
 Fritz Hirsch*                  $10,453.59                    $29,000.00
 Richard W. Gilbert             $17,801.40                    $81,000.00
 Mark A. Grimmett               $17,981.54                    $84,500.00
 William C. Kimball             $17,981.56                    $81,500.00
 Barbara A. Lukavsky            $17,981.58                    $81,500.00
 Daniel Pavelich**              $        0                    $        0
 Richard Yancey**               $        0                    $        0
 * Mr. Hirsch did not become a Director until September 2005.
 ** Not elected as a Director during 2005.



INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISORS
The Manager of the Fund is Principal Management Corporation ("Principal"), a wholly-owned subsidiary of Principal Financial Services, Inc. Principal is an affiliate of Principal Life. The address of Principal is the Principal Financial Group, Des Moines, Iowa 50392-2080. Principal was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

Principal has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Account. For these services, each Sub-Advisor is paid a fee by Principal.


28                                PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                                          1-800-247-4123

Account(s): LargeCap Value

Sub-Advisor: AllianceBernstein L.P. ("AllianceBernstein"). AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

Account(s): Equity Value

Sub-Advisor: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111.

Account(s): Growth

Sub-Advisor: Columbus Circle Investors ("CCI") is an affiliate of PGI and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

Account(s): SmallCap Growth

Sub-Advisor: Emerald Advisers, Inc. ("Emerald") is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.

Sub-Advisor: Essex Investment Management Company, LLC ("Essex") is a
         Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.

Sub-Advisor: UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a
         Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG.

Account(s): SmallCap Value

Sub-Advisor: J.P. Morgan Investment Management Inc. ("Morgan"), 245 Park Avenue,
         New York, NY 10167 is an indirect wholly owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), a bank holding company. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.

Account(s): MidCap Growth and SmallCap Value

Sub-Advisor: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon").

Account(s): Asset Allocation

Sub-Advisor: Morgan Stanley Investment Management Inc. ("MSIM Inc."), doing business in certain instances (including its role as sub-advisor to the Asset Allocation Account) under the name "Van Kampen," is a registered investment adviser, located at 1221 Avenue of the Americas, New York, NY 10020, and is a direct subsidiary of Morgan Stanley.

Account(s): MidCap Value

Sub-Advisor: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. The two firms continue an asset management history that began in 1939. Neuberger Berman is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.


PRINCIPAL VARIABLE CONTRACTS FUND, INC.                                29
www.principal.com

Sub-Advisor: Jacobs Levy Equity Management, Inc. ("Jacobs Levy") provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

Account(s): Balanced, Bond, Capital Value, Diversified International, Government
         & High Quality Bond, International Emerging Markets, International SmallCap, LargeCap Stock Index, MidCap, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Short-Term Bond, and SmallCap.
Sub-Advisor: Principal Global Investors, LLC ("PGI") is an indirect wholly owned subsidiary of Principal Life Insurance Company and an affiliate of Principal. PGI manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. PGI's headquarters address is 801 Grand Avenue, Des Moines, IA 50392 and has other primary asset management offices in New York, London, Sydney, and Singapore.

Account(s): Real Estate Securities

Sub-Advisor: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly owned subsidiary of Principal Life and an affiliate of Principal, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal - REI's address is 801 Grand Avenue, Des Moines, IA 50392.

Account(s): Equity Growth, LargeCap Growth Equity, and  LargeCap Blend

Sub-Advisor: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 69 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

Account(s): Equity Income I, Income, MidCap Stock, Mortgage Securities,
         Short-Term Income, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio and West Coast Equity

Sub-Advisor: Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.)
         ("Edge") is an indirect wholly owned subsidiary of Principal Financial Group and an affiliate of Principal. Edge has been in the business of investment management since 1944. Its address is 1201 Third Avenue, 8th Floor, Seattle, WA 98101.

THE SUB-SUB-ADVISORS

PGI, has entered into a sub-sub-advisory agreement with Post Advisory Group, LLC ("Post") and with Spectrum Asset Management, Inc. ("Spectrum") for the Bond Account. Under the agreements, the sub-sub-advisors agree to manage the day-to-day investment of the Accounts' assets allocated to it consistent with the Accounts' investment objectives, policies and restrictions and will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by PGI and oversight by the Board. Each firm, at its own expense, will provide all investment, management and administrative personnel, facilities and equipment necessary for the investment advisory services which it conducts for the Accounts.

Under the agreements, PGI pays each sub-sub-advisor a fee which is accrued daily and paid monthly (calculated as percentage of the average daily net assets managed by each respective firm). Entering into these agreements does not change the management fee that the Account pays Principal under its Management Agreement or the sub-advisory fee that Principal pays PGI under its sub-advisory agreement. PGI, and not the Account, will bear the expenses of the services that each of the sub-sub-advisors provides to the Account under the agreements.


Sub-Sub-Advisor: Post Advisory Group, LLC ("Post") is an affiliate of Principal
           Global Investors, LLC and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025. As of December 31, 2005.


30                                PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                                          1-800-247-4123

Sub-Sub-Advisor: Spectrum Asset Management, Inc. ("Spectrum") is an indirect subsidiary of Principal Life and an affiliate of Principal Global Investors, LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

Each of the persons affiliated with the Fund who is also an affiliated person of Principal or PGI is named below, together with the capacities in which such person is affiliated:

 NAME                  OFFICE HELD WITH THE    OFFICE HELD WITH PRINCIPAL/PGI
 ----                  FUND                    ------------------------------
                       --------------------
 Craig L. Bassett      Treasurer               Treasurer (Principal)
                       Executive Vice          Executive Vice President and
 Michael J. Beer       President               Chief Operating Officer
                                               (Principal)
                       Chief Compliance        Senior Vice President
 David J. Brown        Officer                 (Principal)
                       Vice President and
                       Chief Financial         Senior Vice President and Chief
 Jill R. Brown         Officer                 Financial Officer (Principal)
                       Director, President     Director and President
 Ralph C. Eucher       and CEO                 (Principal)
 Steve Gallaher        Assistant Counsel       2nd Vice President and Counsel
                       Vice President and      Vice President and Chief
 Ernest H. Gillum      Assistant Secretary     Compliance Officer (Principal)
 Patrick A. Kirchner   Assistant Counsel       Counsel (Principal)
 Sara Pitts            Assistant Counsel       Counsel (Principal)
                       Vice President and      Vice President and Controller
 Layne A. Rasmussen    Controller              (Principal) Mutual Funds
                                               Senior Vice President and
 Michael D. Roughton   Counsel                 Counsel (Principal); Counsel
                                               (PGI)
 James F. Sager        Assistant Secretary     Vice President (Principal)
 Dan Westholm          Assistant Treasurer     Director - Treasury
                       Director and Chairman   Director and Chairman of the
 Larry D. Zimpleman    of the Board            Board (Principal)



CODES OF ETHICS

The Fund, Principal, each of the Sub-Advisors and the Fund's Distributor have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act. Principal has also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940. These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of an Account from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of Principal, the Fund, the Distributor, and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the SEC. A copy of the Fund's Code will also be provided upon request, which may be made by contacting the Fund.

COST OF MANAGER'S SERVICES


For providing the investment advisory services, and specified other services, Principal, under the terms of the Management Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                            NET ASSET VALUE OF ACCOUNT
                        -------------------------------------------------------------------
                            FIRST          NEXT          NEXT          NEXT
 ACCOUNT                 $250 MILLION  $250 MILLION  $250 MILLION  $250 MILLION   THEREAFTER
 -------                -------------  ------------  ------------  ------------   ----------
 Capital Value              0.60%         0.55%         0.50%         0.45%         0.40%
 LargeCap Blend and
 LargeCap Value             0.75          0.70          0.65          0.60          0.55
 Diversified
 International and
 Equity Value               0.85          0.80          0.75          0.70          0.65
 International
 Emerging Markets           1.25          1.20          1.15          1.10          1.05
 MidCap Value               1.05          1.00          0.95          0.90          0.85






                                          NET ASSET VALUE OF ACCOUNT
                        ---------------------------------------------------------------
                            FIRST          NEXT         NEXT        NEXT         OVER
 ACCOUNT                 $500 MILLION  $500 MILLION  $1 BILLION  $1 BILLION   $3 BILLION
 -------                -------------  ------------  ----------  ----------   ----------
  Growth                    0.68%         0.63%        0.61%       0.56%        0.51%





PRINCIPAL VARIABLE CONTRACTS FUND, INC.                                31
www.principal.com

 ACCOUNT                         FIRST $2 BILLION          OVER $2 BILLION
 -------                         ----------------          ---------------
Income                                0.50%                     0.45%
Mortgage Securities                   0.50                      0.45


                                FIRST $1    NEXT $1     NEXT $1      OVER $3
 ACCOUNT                        BILLION     BILLION     BILLION      BILLION
 -------                        -------     -------     -------      -------
MidCap Stock                     0.75%       0.70%       0.65%        0.60%


                                 FIRST $200      NEXT $300        OVER $500
 ACCOUNT                          MILLION         MILLION          MILLION
 -------                          -------         -------          -------
Short-Term Income                  0.50%           0.45%            0.40%


                                    FIRST $500                OVER $500
 ACCOUNT                             MILLION                   MILLION
 -------                             -------                   -------
West Coast Equity                     0.625%                   0.500%


                                     FIRST $1                  OVER $1
 ACCOUNT                             BILLION                   BILLION
 -------                             -------                   -------
SAM Balanced Portfolio *              0.25%                     0.20%
SAM Conservative Balanced
Portfolio *                           0.25                      0.20
SAM Conservative Growth
Portfolio *                           0.25                      0.20
SAM Flexible Income
Portfolio *                           0.25                      0.20
SAM Strategic Growth
Portfolio *                           0.25                      0.20
* Breakpoints based on aggregate SAM Portfolio net assets


                          OVERALL
 ACCOUNT                    FEE
 -------                   ----
 LargeCap Growth Equity     1.00%
 LargeCap Stock Index       0.25
 Principal LifeTime
 2010                     0.1225
 Principal LifeTime
 2020                     0.1225
 Principal LifeTime
 2030                     0.1225
 Principal LifeTime
 2040                     0.1225
 Principal LifeTime
 2050                     0.1225
 Principal LifeTime
 Strategic Income         0.1225


                            FIRST          NEXT          NEXT          NEXT
 ACCOUNT                 $100 MILLION  $100 MILLION  $100 MILLION  $100 MILLION   THEREAFTER
 -------                -------------  ------------  ------------  ------------   ----------
 Asset Allocation and
 Equity Growth              0.80%         0.75%         0.70%         0.65%         0.60%
 Balanced and Equity
 Income I                   0.60          0.55          0.50          0.45          0.40
 International
 SmallCap                   1.20          1.15          1.10          1.05          1.00
 SmallCap Growth            1.00          0.95          0.90          0.85          0.80
 MidCap                     0.65          0.60          0.55          0.50          0.45
 MidCap Growth and
 Real Estate
 Securities                 0.90          0.85          0.80          0.75          0.70
 SmallCap                   0.85          0.80          0.75          0.70          0.65
 SmallCap Value             1.10          1.05          1.00          0.95          0.90
 All Other                  0.50          0.45          0.40          0.35          0.30



There is no assurance that the net assets of any Account will reach sufficient amounts to be able to take advantage of the rate decreases. The net assets of each Account and the rate of the fee for each Account for investment management services as provided in the Management Agreement were as follows:

                        NET ASSETS AS OF              MANAGEMENT FEE
 ACCOUNT                DECEMBER 31, 2005   FOR PERIODS ENDED DECEMBER 31, 2005
 -------                -----------------   -----------------------------------
 Asset Allocation         $100,637,258                     0.80%
 Balanced                  116,927,248                     0.59
 Bond                      338,043,816                     0.45
 Capital Value             258,490,061                     0.60
 Diversified
 International             293,647,093                     0.85
 Equity Growth             274,191,746                     0.76
 Equity Income I           279,458,000                     0.63
 Equity Value                3,721,557                     0.85
 Government & High
 Quality Bond              316,047,443                     0.44
 Growth                    124,254,046                     0.60
 Income                    205,514,000                     0.50
 International
 Emerging Markets           71,638,896                     1.25
 International
 SmallCap                  143,454,186                     1.19
 LargeCap Blend            135,072,477                     0.75
 LargeCap Growth
 Equity                     36,911,889                     1.00
 LargeCap Stock Index      179,143,046                     0.35
 LargeCap Value            122,220,922                     0.75
 MidCap                    420,811,644                     0.57
 MidCap Growth              68,470,760                     0.90
 MidCap Stock              111,235,000                     0.75
 MidCap Value              112,436,561                     1.05
 Money Market              150,653,430                     0.49
 Mortgage Securities       275,644,000                     0.50
 Principal LifeTime
 2010                       12,929,978                     0.12
 Principal LifeTime
 2020                       26,753,137                     0.12
 Principal LifeTime
 2030                        3,917,775                     0.12
 Principal LifeTime
 2040                        1,893,385                     0.12
 Principal LifeTime
 2050                        1,160,328                     0.12
 Principal LifeTime
 Strategic Income            5,463,480                     0.12
 Real Estate
 Securities                178,922,205                     0.88
 SAM Balanced              660,718,000                     0.10
 SAM Conservative
 Balanced                   73,802,000                     0.10
 SAM Conservative
 Growth                    388,040,000                     0.10
 SAM Flexible Income       222,854,000                     0.10
 SAM Strategic Growth      185,379,000                     0.10
 Short-Term Bond            83,822,116                     0.50
 Short-Term Income          52,377,000                     0.50
 SmallCap                   94,475,932                     0.85
 SmallCap Growth            66,655,747                     1.00
 SmallCap Value            132,035,121                     1.09
 West Coast Equity         140,894,000                     0.63





32                                PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                                          1-800-247-4123

Except for certain Fund expenses set out below, Principal is responsible for expenses, administrative duties, and services including the following: expenses incurred in connection with the registration of the Fund and Fund shares with the SEC; office space, facilities, and costs of keeping the books of the Fund; compensation of all personnel who are officers and any directors who are also affiliated with Principal; fees for auditors and legal counsel; preparing and printing Fund prospectuses; and administration of shareholder accounts, including issuance, maintenance of open account system, dividend disbursement, reports to shareholders, and redemptions. However, some of all of these expenses may be assumed by Principal Life and some or all of the administrative duties and services may be delegated by Principal to Principal Life or affiliate thereof.


Each Account pays for certain corporate expenses incurred in its operation. Among such expenses, the Account pays brokerage commissions on portfolio transactions, transfer taxes and other charges and fees attributable to investment transactions, any other local, state, or federal taxes, fees, and expenses of all directors of the Fund who are not persons affiliated with Principal, interest, fees for Custodian of the Account, and the cost of meetings of shareholders.


For the periods ended December 31, Principal waived a portion of its fee from the following:

 ACCOUNT                                  2005          2004           2003
 -------                                  ----          ----           ----
 Equity Value                            $  955        $1,456
 International Emerging Markets             N/A           N/A        $12,743
 Principal LifeTime 2010                  1,572           349
 Principal LifeTime 2020                  2,576           350
 Principal LifeTime 2030                  2,697           343
 Principal LifeTime 2040                  3,068           345
 Principal LifeTime 2050                  3,122           348
 Principal LifeTime Strategic Income      2,733           349


PRINCIPAL VARIABLE CONTRACTS FUND, INC.                                33
www.principal.com

The expense limits in place through the period ended April 30, 2006 maintained operating expenses (expressed as a percentage of average net assets attributable to an Account on an annualized basis) which did not exceed the following percentages:

 ACCOUNT
 -------
 Equity Value               1.10%
 Principal LifeTime
 2010                       0.16
 Principal LifeTime
 2020                       0.13
 Principal LifeTime
 2030                       0.16
 Principal LifeTime
 2040                       0.13
 Principal LifeTime
 2050                       0.12
 Principal LifeTime
 Strategic Income           0.14

Principal has contractually agreed to limit the Fund's expenses for Class 1 and Class 2 shares of certain Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The operating expense limits and the agreement terms are as follows:

                                         CLASS 1   CLASS 2       EXPIRATION
                                         -------   -------       ----------
 Diversified International                 1.04       1.29     April 29, 2008
 Equity Income I                           0.66       0.91     April 29, 2008
 Equity Value                              1.05                April 30, 2007
 Equity Value                              0.90                April 29, 2008
 Growth                                    0.80       1.05     April 29, 2008
 Income                                    0.55       0.80     April 29, 2008
 LargeCap Blend                            0.78       1.03     April 29, 2008
 MidCap Stock                              0.80       1.05     April 29, 2008
 Money Market                              0.72       0.97     April 29, 2008
 Mortgage Securities                       0.54       0.79     April 29, 2008
 Principal LifeTime 2010                   0.16                April 30, 2007
 Principal LifeTime 2020                   0.13                April 30, 2007
 Principal LifeTime 2030                   0.16                April 30, 2007
 Principal LifeTime 2040                   0.13                April 30, 2007
 Principal LifeTime 2050                   0.12                April 30, 2007
 Principal LifeTime Strategic Income       0.14                April 30, 2007
 Real Estate Securities                    0.90       1.15     April 29, 2008
 SAM Balanced Portfolio                    0.28       0.53     April 29, 2008
 SAM Conservative Balanced Portfolio       0.35       0.60     April 29, 2008
 SAM Conservative Growth Portfolio         0.29       0.54     April 29, 2008
 SAM Flexible Income Portfolio             0.30       0.55     April 29, 2008
 SAM Strategic Growth Portfolio            0.30       0.55     April 29, 2008
 Short-Term Income                         0.61       0.86     April 29, 2008
 SmallCap Growth                           1.02       1.27     April 29, 2008
 SmallCap Value                            1.01       1.26     April 29, 2008
 West Coast Equity                         0.68       0.93     April 29, 2008



Fees paid for investment management services during the periods indicated were as follows:

             MANAGEMENT FEES FOR PERIODS ENDED DECEMBER 31,
 ACCOUNT                              2005         2004         2003
 -------                              ----         ----         ----
 Asset Allocation                  $  794,369   $  794,336   $  684,764
 Balanced                             711,012      737,265      670,500
 Bond                               1,370,420    1,239,048    1,164,438
 Capital Value                      1,547,178    1,506,086    1,307,704
 Diversified
 International                      2,099,980    1,594,080    1,113,831
 Equity Growth                      2,016,294    2,028,524    1,798,319
 Equity Income I                    1,468,008    1,147,677      816,379
 Equity Value                          23,031*       6,032*           -
 Government & High Quality Bond     1,435,824    1,512,695    1,633,416
 Growth                               760,105      812,984      773,354
 Income                             1,037,655    1,050,792    1,002,867
 International Emerging Markets       698,756      399,404      185,777*
 International SmallCap             1,392,029      949,855      566,727
 LargeCap Blend                       813,224      531,456      225,306
 LargeCap Growth Equity               325,795      275,666       77,701
 LargeCap Stock Index                 577,607      479,784      306,803
 LargeCap Value                       735,546      465,940      196,493
 MidCap                             2,291,867    2,075,365    1,654,689
 MidCap Growth                        555,783      495,611      275,040
 MidCap Stock                         880,890      752,951      529,220
 MidCap Value                         977,864      643,832      369,527
 Money Market                         687,456      698,379      858,412
 Mortgage Securities                1,387,431    1,291,785    1,005,387
 Principal LifeTime 2010                5,196*           4*           -
 Principal LifeTime 2020               10,624*           5*           -
 Principal LifeTime 2030                1,519*          22*           -
 Principal LifeTime 2040                  893*          32*           -
 Principal LifeTime 2050                  389*          31*           -
 Principal LifeTime Strategic
 Income                                 2,641*           4*           -
 Real Estate Securities             1,389,887      972,586      588,499
 SAM Balanced Portfolio               636,381      568,834      416,975
 SAM Conservative Balanced
 Portfolio                             66,260       51,296       29,839
 SAM Conservative Growth
 Portfolio                            375,591      347,368      268,361
 SAM Flexible Income Portfolio        219,986      198,818      153,714
 SAM Strategic Growth Portfolio       171,536      140,758       90,885
 Short-Term Bond                      337,343      200,782       38,467
 Short-Term Income                    269,945      276,760      232,179
 SmallCap                             754,056      605,273      347,933
 SmallCap Growth                      626,217      572,912      414,201
 SmallCap Value                     1,274,392      998,160      637,097
 West Coast Equity                    800,455      720,268      524,620
 *before reimbursement from
 Manager





34                                PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                                          1-800-247-4123

Sub-Advisory Agreement
  ------------------------
For providing the investment advisory services, and specified other services, the Sub-Advisor, under the terms of the Sub-Advisory Agreement for the Account, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:


ACCOUNTS FOR WHICH PGI SERVES AS SUB-ADVISOR . PGI is Sub-Advisor for each Account identified below. Principal pays PGI a fee, computed and paid monthly, at an annual rate as shown below.


To calculate the fee for an Account in Table A, assets of the Account, along with the assets of all other Accounts in Table A, are combined with any:

.. Principal Life non-registered separate account sub-advised by PGI with assets invested primarily in fixed-income securities (except money market separate accounts) and
.. Principal Life sponsored mutual fund sub-advised by PGI with assets invested primarily in fixed-income securities (except money market mutual funds).
The calculation does not include any portion of such mutual funds and/or separate accounts for which advisory services are provided, directly or indirectly, by employees of Post Advisory Group, LLC ("Post").

To calculate the fee for an Account in Table B, the assets of the Account are combined with assets sub-advised by Principal with the same investment mandate (e.g. midcap value) in
.. (a) Principal Life non-registered separate account sub-advised by PGI and .. (b) Principal Life sponsored mutual fund sub-advised by PGI.

For any Account for which investment advisory services are provided, directly or indirectly, by employees of Post, the Manager pays a fee equal to an annual rate of 0.30% for the portion of the net assets for which Post provides investment advisory services.


PRINCIPAL VARIABLE CONTRACTS FUND, INC.                                35
www.principal.com

                        PGI SUB-ADVISED ACCOUNTS
                                            TABLE A
                                    NET ASSET VALUE OF FUND
                        ------------------------------------------------
                           FIRST        NEXT        NEXT        OVER
 ACCOUNT                 $5 BILLION  $1 BILLION  $4 BILLION  $10 BILLION
                        -----------  ----------  ----------  -----------
 Balanced, Bond,
 Government & High
 Quality Bond,
 and Short-Term Bond      0.1126%     0.0979%     0.0930%      0.0881%




                                                                        TABLE B
                                                              NET ASSET VALUE OF ACCOUNT
                            -----------------------------------------------------------------------------------------------
                               FIRST         NEXT          NEXT          NEXT          NEXT          NEXT           OVER
 ACCOUNT                     $50 MILLION  $50 MILLION  $100 MILLION  $200 MILLION  $350 MILLION  $750 MILLION   $1.5 BILLION
 -------                    ------------  -----------  ------------  ------------  ------------  ------------   ------------
 Capital Value                0.2643%       0.2448%      0.2154%       0.1762%       0.1273%       0.0881%        0.0587%
 Diversified International    0.3427        0.2741       0.1958        0.1566        0.1175        0.0979         0.0783




                                                                TABLE B
                                                      NET ASSET VALUE OF ACCOUNT
                    -----------------------------------------------------------------------------------------------
                       FIRST         NEXT          NEXT          NEXT          NEXT          NEXT           OVER
 ACCOUNT             $25 MILLION  $75 MILLION  $100 MILLION  $300 MILLION  $500 MILLION  $500 MILLION   $1.5 BILLION
 -------            ------------  -----------  ------------  ------------  ------------  ------------   ------------
 MidCap               0.3916%       0.3133%      0.2643%       0.2252%       0.1762%       0.1273%        0.0783%
 SmallCap             0.4699        0.3524       0.2643        0.2448        0.2154        0.1762         0.1175




                        TABLE C
                                            SUB-ADVISOR
                                            PERCENTAGE
 ACCOUNT                                        FEE
 -------                                    -----------
 International Emerging Markets               0.4895%
 International SmallCap                       0.4895
 Money Market                                 0.0734
 LargeCap Stock Index                         0.0147
 Principal LifeTime 2010                      0.0416
 Principal LifeTime 2020                      0.0416
 Principal LifeTime 2030                      0.0416
 Principal LifeTime 2040                      0.0416
 Principal LifeTime 2050                      0.0416
 Principal LifeTime Strategic Income          0.0416





ACCOUNTS FOR WHICH EDGE SERVES AS SUB-ADVISOR . Edge is Sub-Advisor for each Account identified below in Tables A, B, and C. Principal pays Edge a fee, computed and paid monthly, at an annual rate as shown below.


In calculating the fee for an Account included in Table A, assets of all other Accounts included in Table A as well as assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which invests primarily in fixed-income securities (except money market separate accounts or investment companies), will be combined with the assets of the Account to arrive at net assets.


In calculating the fee for an Account included in Table B, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which have the same investment mandate (e.g. MidCap Stock) as the Account for which the fee is calculated, will be combined with the assets of the Account to arrive at net assets.


36                                PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                                          1-800-247-4123

                          EDGE SUB-ADVISED ACCOUNTS
                                                 TABLE A
                                        NET ASSET VALUE OF ACCOUNT
                             ------------------------------------------------
                                FIRST        NEXT        NEXT         OVER
 ACCOUNT                      $5 BILLION  $1 BILLION  $4 BILLION   $10 BILLION
 -------                     -----------  ----------  ----------   -----------
 Income, Mortgage
 Securities, and Short-Term
 Income                        0.1126%     0.0979%     0.0930%       0.0881%



                                                               TABLE B
                                                     NET ASSET VALUE OF ACCOUNT
                  -------------------------------------------------------------------------------------------------
                     FIRST         NEXT          NEXT           NEXT           NEXT          NEXT           OVER
 ACCOUNT           $50 MILLION  $50 MILLION   $100 MILLION   $200 MILLION  $350 MILLION  $750 MILLION   $1.5 BILLION
 -------          ------------  -----------  -------------  -------------  ------------  ------------   ------------
 Equity Income I    0.2643%       0.2448%       0.2154%        0.1762%       0.1273%       0.0881%        0.0587%



                         FIRST             NEXT              NEXT              NEXT              NEXT              NEXT
                      $25 MILLION       $75 MILLION      $100 MILLION      $300 MILLION      $500 MILLION      $500 MILLION
                      -----------       -----------      ------------      ------------      ------------      ------------
 MidCap Stock and
 West Coast Equity    0.3916%           0.3133%          0.2643%           0.2252%           0.1762%                   0.1273%
                           OVER
                       $1.5 BILLION
                       ------------
 MidCap Stock and      0.0783%
 West Coast Equity




                                                 TABLE C
 ACCOUNT                           SUB-ADVISOR FEE AS A % OF NET ASSETS
 -------                           ------------
 SAM Balanced
 Portfolio                                       0.0416%
 SAM Conservative
 Balanced Portfolio                              0.0416
 SAM Conservative
 Growth Portfolio                                0.0416
 SAM Flexible Income
 Portfolio                                       0.0416
 SAM Strategic Growth Portfolio                  0.0416





ALL OTHER ACCOUNTS. . In calculating the fee for each Account, each Sub-Advisor, except J.P. Morgan, has agreed that assets of any existing registered investment company sponsored by Principal Life Insurance Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the Account for which the fee is being calculated, will be combined (together, the "Aggregated Assets"). The fee charged for the assets in an Account shall be determined by calculating a fee on the value of the Aggregated Assets using the fee schedules described in the tables below and multiplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the Account and the denominator of which is the amount of the Aggregated Assets.


                                      NET ASSET VALUE OF ACCOUNT
                        -----------------------------------------------
                           FIRST          NEXT          NEXT           OVER
 ACCOUNT                 $40 MILLION  $160 MILLION  $100 MILLION   $300 MILLION
 -------                ------------  ------------  ------------   ------------
 Asset Allocation -
 Van Kampen                0.45%         0.30%         0.25%          0.20%





 The Sub-Advisory Fee on all Equity Growth Account assets through the period ending July 31, 2007 is
 0.35%. Thereafter:                                NET ASSET VALUE OF ACCOUNT
                        --------------------------------------------------------------------------------
                              FIRST               NEXT               NEXT                   OVER
 ACCOUNT                   $250 MILLION       $250 MILLION       $500 MILLION            $1 BILLION
 -------                  -------------       ------------       ------------            ----------
 Equity Growth
 - T. Rowe Price              0.40%              0.375%              0.35%            0.35 % on all assets




                                      NET ASSET VALUE OF ACCOUNT
                        -------------------------------------------------------
                            FIRST          NEXT          NEXT           OVER
 ACCOUNT                 $200 MILLION  $300 MILLION  $250 MILLION   $750 MILLION
 -------                -------------  ------------  ------------   ------------
 Equity Value -
 American Century           0.40%         0.35%         0.30%          0.28%



                                                            NET ASSET VALUE OF ACCOUNT
               -------------------------------------------------------------------------------------------------------------
                  FIRST         NEXT          NEXT          NEXT          NEXT          NEXT          NEXT          NEXT
 ACCOUNT        $50 MILLION  $50 MILLION  $100 MILLION  $200 MILLION  $350 MILLION  $750 MILLION  $500 MILLION  $2.5 BILLION
 -------       ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
 Growth
 - CCI            0.26%         0.24%        0.22%         0.18%         0.13%         0.09%         0.06%         0.24%


                   OVER
 ACCOUNT       $4.5 BILLION
 -------       ------------
 Growth           0.17%
 - CCI





PRINCIPAL VARIABLE CONTRACTS FUND, INC.                                37
www.principal.com

                                                          NET ASSET VALUE OF ACCOUNT
                                 ----------------------------------------------------------------------------
                                    FIRST          NEXT          NEXT          NEXT               OVER
 ACCOUNT                          $50 MILLION  $200 MILLION  $350 MILLION  $400 MILLION        $1 BILLION
 -------                         ------------  ------------  ------------  ------------        ----------
 LargeCap Blend                                                                          0.275 % on
 - T. Rowe Price                    0.40%         0.35%         0.30%         0.275%     all assets




 The Sub-Advisory fee on all LargeCap Growth Equity assets through the period ending July 31, 2007 is 0.35%.  Thereafter:
                                                                        NET ASSET VALUE OF ACCOUNT
                                               -----------------------------------------------------------------------------
                                                      FIRST                NEXT                NEXT               OVER
 ACCOUNT                                           $250 MILLION        $250 MILLION        $500 MILLION        $1 BILLION
 -------                                          -------------        ------------        ------------        ----------
 LargeCap Growth Equity - T. Rowe Price               0.40%               0.375%              0.35%         0.35 %on all assets




                                                    NET ASSET VALUE OF ACCOUNT
                    -------------------------------------------------------------------------------------------
                       FIRST         NEXT         NEXT         NEXT         NEXT         NEXT           NEXT
 ACCOUNT             $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION  $50 MILLION  $50 MILLION   $200 MILLION
 -------            ------------  -----------  -----------  -----------  -----------  -----------   ------------
 LargeCap Value -
 AllianceBernstein     0.60%         0.50%        0.40%        0.30%        0.25%       0.225%         0.20%




                                   NET ASSET VALUE OF ACCOUNT
                                   ---------------------------
                                       FIRST          OVER
 ACCOUNT                            $50 MILLION   $50 MILLION
 -------                           ------------   -----------
 MidCap Growth - Mellon Equity         0.40%         0.35%




                                            NET ASSET VALUE OF ACCOUNT
                        -------------------------------------------------------------------
                            FIRST          NEXT          NEXT          NEXT
 ACCOUNT                 $100 MILLION  $150 MILLION  $250 MILLION  $250 MILLION   THEREAFTER
 -------                -------------  ------------  ------------  ------------   ----------
 MidCap Value
 - Neuberger Berman         0.50%         0.475%        0.45%         0.425%        0.40%




                                                   NET ASSET VALUE OF FUND
                                                 ----------------------------
                                                     FIRST           OVER
 FUND                                             $100 MILLION    $100 MILLION
 ----                                            -------------   -------------
 MidCap Value - Jacobs Levy                          0.65%           0.50%




 ACCOUNT                                            NET ASSET VALUE OF ACCOUNT
 -------                                            --------------------------
 Real Estate Securities - Principal - REI                     0.55%




                                          NET ASSET VALUE OF ACCOUNT
                                  ------------------------------------------
                                      FIRST          NEXT            OVER
 ACCOUNT                           $50 MILLION   $250 MILLION    $300 MILLION
 -------                          ------------   ------------    ------------
 SmallCap Growth
 - UBS Global AM                      0.60%          0.55%           0.45%




                                       NET ASSET VALUE OF FUND
                         ----------------------------------------------------
                            FIRST         NEXT         NEXT           OVER
 FUND                     $50 MILLION  $50 MILLION  $50 MILLION   $150 MILLION
 ----                    ------------  -----------  -----------   ------------
 SmallCap Growth -
 Essex                      0.70%         0.60%        0.55%         0.50%




                                     NET ASSET VALUE OF ACCOUNT
                        -----------------------------------------------------
                           FIRST         NEXT          NEXT           OVER
 ACCOUNT                 $10 MILLION  $40 MILLION  $150 MILLION   $200 MILLION
 -------                ------------  -----------  ------------   ------------
 SmallCap Growth -
 Emerald                   0.75%         0.60%        0.50%          0.45%





38                                PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                                          1-800-247-4123

                                          NET ASSET VALUE OF ACCOUNT
                                  ------------------------------------------
                                      FIRST          NEXT            OVER
 ACCOUNT                           $100 MILLION  $200 MILLION    $300 MILLION
 -------                          -------------  ------------    ------------
 SmallCap Value
 - Mellon Equity/Morgan               0.50%          0.45%           0.35%




Fees paid for Sub-Advisory services during the periods indicated were as follows:

                              SUB-ADVISOR FEES FOR PERIODS ENDED DECEMBER 31,
 ACCOUNT                       2005                 2004                 2003
 -------                       ----                 ----                 ----
 Asset Allocation            $357,978             $358,964             $316,910
 Balanced                     126,028              127,684              102,307
 Bond                         217,117*                   -                    -
 Capital Value                358,111              328,396              215,037
 Diversified
 International                247,925              200,560              140,055
 Equity Growth                899,715              826,575              749,065
 Equity Income                106,498               71,338               18,310
 Equity Value                  10,838                2,849                    -
 Government & High
 Quality Bond                 340,937              363,825              377,766
 Growth                       170,822              166,883               89,509
 International
 Emerging Markets             269,798              154,000               69,527
 International
 SmallCap                     565,335              386,951              225,589
 LargeCap Blend               321,517              243,712              108,749
 LargeCap Growth
 Equity                       124,438              111,181               34,989
 LargeCap Stock Index          24,167               20,151               12,633
 LargeCap Value               208,538              199,688              136,201
 MidCap                       573,398              496,500              267,108
 MidCap Growth                221,801              209,408              122,357
 MidCap Value                 430,137              299,828              176,123
 Money Market                  69,458*                   -                    -
 Principal LifeTime
 2010                           1,570                    0                    -
 Principal LifeTime
 2020                           3,179                    0                    -
 Principal LifeTime
 2030                             456                    4                    -
 Principal LifeTime
 2040                             274                    7                    -
 Principal LifeTime
 2050                             116                    9                    -
 Principal LifeTime
 Strategic Income               1,570                    0                    -
 Real Estate
 Securities                   594,787*                   -                    -
 Short-Term Bond               69,334               40,291                    0
 SmallCap                     169,636              142,249               98,871
 SmallCap Growth              339,255              315,599              234,954
 SmallCap Value               577,223              525,787              342,873
*Period from May 26, 2005, date the Account began utilizing a Sub-Advisor, through
 December 31, 2005


Custodian
---------
The custodian for the portfolio securities and cash assets of the Accounts is Bank of New York, 100 Church Street, 10th Floor, Brooklyn, NY 10286. The custodian performs no managerial or policymaking functions for the Fund or the Accounts.

BROKERAGE ALLOCATION AND OTHER PRACTICES


BROKERAGE ON PURCHASES AND SALES OF SECURITIES

All orders for the purchase or sale of portfolio securities are placed on behalf of an Account by the Account's Sub-Advisor or Sub-Sub-Advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Account, the objective of each Account's Sub-Advisor is to obtain the best overall terms. In pursuing this objective, a Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that a Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Sub-Advisor believes that such


PRINCIPAL VARIABLE CONTRACTS FUND, INC.                                39
www.principal.com
commissions are reasonable in light of a) the size and difficulty of the transaction b) the quality of the execution provided and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Sub-Advisor exercises investment discretion. A Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

A Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy, and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. A Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and a Sub-Advisor may use it in servicing some or all of the accounts it manages. Sub-Advisors allocated portfolio transactions for the Accounts indicated in the following table to certain brokers during the most recent fiscal year due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

   ACCOUNT                         AMOUNT OF TRANSACTIONS   COMMISSIONS PAID
   -------                         ----------------------   ----------------
   Balanced                             $ 43,482,430            $ 26,084
   Capital Value                         356,595,829             280,437
   Diversified International             134,156,954             112,452
   Equity Income                          38,985,639              18,026
   Growth                                 31,443,769              36,592
   International Emerging Markets         68,460,466              81,710
   International SmallCap                122,896,994              59,852
   LargeCap Stock Index                    4,515,650                 779
   LargeCap Value                             33,866                  59
   MidCap                                130,357,978             107,804
   MidCap Growth                          16,812,806              22,752
   MidCap Value                           16,807,829              22,155
   Real Estate Securities                 35,483,571              25,806
   SmallCap                               92,723,076              60,919
   SmallCap Growth                         7,703,177              14,040


Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby an Account may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or the Manager, participates. These procedures prohibit an Account from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Account could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.


The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the Account and any other affiliated mutual fund or between the Account and affiliated persons of the Account under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.


The Board has also approved procedures that permit an Account's sub-advisor to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with


40                                PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                                          1-800-247-4123
comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to the Account's procedures.


Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Account paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.


The Board has approved procedures whereby an Account may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to an Account. It provides a way to gain control over the commission expenses incurred by an Account's Manager and/or Sub-Advisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. An Account can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Accounts may participate in a program through a relationship with Frank Russell Securities, Inc. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Accounts.


The following table shows the brokerage commissions paid during the periods indicated.

                                     TOTAL BROKERAGE COMMISSIONS PAID
                                       FOR PERIODS ENDED DECEMBER 31
 ACCOUNT                             2005         2004             2003
 -------                             ----         ----             ----
 Asset Allocation                 $   35,452   $   32,842       $  137,183
 Balanced                            126,012      203,332          303,483
 Capital Value                       797,323    1,392,434        1,004,105
 Diversified International         1,220,449    1,348,767          702,806
 Equity Growth                       328,962      857,167          901,138
 Equity Income                       158,195      157,343           16,250
 Equity Value                            822         595/(1)/
 Growth                              238,697      295,144          148,663
 International Emerging Markets      567,487      379,974          139,853
 International SmallCap              621,674      507,642          311,164
 LargeCap Blend                      114,933      138,909           61,404
 LargeCap Growth Equity               25,869       58,177           25,798
 LargeCap Stock Index                 11,824       22,811           17,972
 LargeCap Value                       56,822       89,929           62,968
 MidCap                              566,537      436,158          405,297
 MidCap Growth                       133,296       67,970           69,231
 MidCap Value                        139,692      115,251           87,313
 Real Estate Securities               93,466      193,422          141,989
 SmallCap                            371,599      521,340          331,111
 SmallCap Growth                     134,978       78,134           68,630
 SmallCap Value                      151,715      109,148          131,174


 /(1) /Period from August 30, 2004 (date operations commenced) through December
  31, 2004.

Certain broker-dealers are considered to be affiliates of the Fund:
.. Archipelago Securities, LLC, Goldman Sachs Execution & Clearing L.P. (fka
  Spear, Leeds & Kellogg Specialist LLC) and Goldman Sachs JBWere, Inc. are affiliates of Goldman Sachs & Co. Goldman Sachs Asset Management is a sub-advisor for two portfolios of the Principal Investors Fund, Inc.

.. BNY Broker, Inc. and Pershing, LLC are affiliates of BNY Investments which serves as a sub-advisor for two portfolios of the Principal Investors Fund, Inc.

.. JP Morgan Securities, Inc. (and its affliliates) is affiliated with American
  Century, which serves as sub-advisor to the Equity Value Account of Principal Variable Contracts Fund, Inc. and two portfolios in the Principal Investors Fund, Inc.


PRINCIPAL VARIABLE CONTRACTS FUND, INC.                                41
www.principal.com

.. J.P. Morgan Securities, Inc. is an affiliate of J.P.Morgan Investment
  Management Inc. which a sub-advisor for the SmallCap Value Account of Principal Variable Contracts Fund, Inc. and a portfolio of Principal Investors Fund, Inc.

.. Fidelity Brokerage Services, LLC and National Financial Services LLC are affiliates of Fidelity Management & Research Company which serves as a sub-advisor for two portfolios of the Principal Investors Fund, Inc.

.. Lehman Brothers Inc. and Neuberger Berman Management Inc. are affiliates of
  Neuberger Berman LLC. Neuberger Berman Management Inc. is a sub-advisor for the MidCap Value Account of Principal Variable Contracts Fund, Inc. and a portfolio of the Principal Investors Fund, Inc.

.. Morgan Stanley DW, Inc. and Dean Witter Reynolds, Inc. are affiliates with
  Morgan Stanley Investment Management, which acts as sub-advisor to the Asset Allocation Account of Principal Variable Contracts Fund, Inc.

.. Sanford C. Bernstein & Co., LLC is an affiliate of AllianceBernstein L.P.
  which serves as sub-advisor for the LargeCap Value Account of Principal Variable Contracts Fund, Inc. and two portfolios in the Principal Investors Fund, Inc.

.. Spectrum Asset Management, Inc. is an affiliate of the Principal Global
  Investors which serves as sub-advisor for several portfolios of the Principal Investors Fund, Inc. and several accounts of the Principal Variable Contracts Fund, Inc.

.. UBS Financial Services Inc. and UBS Securities LLC are affiliates of UBS
  Global AM which serves as sub-advisor to the SmallCap Growth Account of Principal Variable Contracts Fund, Inc. and two portfolios in the Principal Investors Fund, Inc.

Brokerage commissions paid to affiliates during the periods ending December 31 were as follows:

                                COMMISSIONS PAID TO ARCHIPELAGO SECURITIES LLC
                                ----------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Equity Growth
 2005                         16              0.00                     0.04
 2004                        127              0.01                     0.12
 Equity Value
 2005                          4              0.52                     3.83
 2004                          2              0.36                     2.07
 LargeCap Blend
 2005                         62              0.05                     0.09
 2004                         69              0.05                     0.18
 MidCap Growth
 2005                        965              0.72                     1.45
 SmallCap Value
 2005                        314              0.21                     0.42
 2004                        327              0.30                     0.43
 2003                        124              0.09                     0.17


                                     COMMISSIONS PAID TO BNY BROKER, INC.
                                     ------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Balanced
 2005                         885             0.70                     0.38
 Capital Value
 2005                       4,747             0.60                     0.61
 Diversified
 International
 2005                          10             0.00                     0.00
 Equity Growth
 2005                         792             0.24                     0.19
 Equity Income
 2005                         845             0.53                     0.28
 Growth
 2005                       1,160             0.49                     0.67
 International
 Emerging Markets
 2005                          50             0.01                     0.03
 LargeCap Blend
 2005                         258             0.22                     0.34
 LargeCap Stock Index
 2005                          40             0.33                     0.29
 MidCap
 2005                       3,613             0.64                     0.64
 MidCap Growth
 2005                         513             0.38                     0.51
 SmallCap
 2005                         892             0.24                     0.14
 SmallCap Value
 2005                          45             0.03                     0.01




42                                PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                                          1-800-247-4123

                                      COMMISSIONS PAID TO CAZENOVE, INC.
                                      ----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Diversified
 International
 2005                       8,653             0.71                     0.79
 International
 Emerging Markets
 2005                         280             0.05                     0.08
 International
 SmallCap
 2005                       4,648             0.75                     0.87


                                COMMISSIONS PAID TO DEAN WITTER REYNOLDS, INC.
                                ----------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 SmallCap Growth
 2005                        75               0.06                     0.04
 2004                        69               0.09                     0.04


                             COMMISSIONS PAID TO FIDELITY BROKERAGE SERVICES, LLC
                             ----------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Equity Income
 2005                        188              0.12                     0.08
 SmallCap
 2005                        474              0.13                     0.08


                         COMMISSIONS PAID TO GOLDMAN SACHS EXECUTION & CLEARING L.P.
                                 (FKA SPEER, LEEDS & KELLOGG SPECIALIST LLC)
                         ---------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Equity Growth
 2005                       1,554             0.47                     1.37
 2004                          40             0.00                     0.04
 Equity Value
 2005                          18             2.22                     2.93
 2004                           2             0.29                     0.27
 LargeCap Blend
 2005                         618             0.54                     1.06
 2004                         245             0.18                     0.34
 MidCap Value
 2005                          50             0.04                     0.04
 2004                         270             0.23                     0.17
 SmallCap Growth
 2005                         438             0.32                     0.73
 2004                         380             0.49                     0.24




PRINCIPAL VARIABLE CONTRACTS FUND, INC.                                43
www.principal.com

                                   COMMISSIONS PAID TO GOLDMAN SACHS & CO.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2005                       5,570            15.71                     20.40
 2004                       9,998            30.44                     33.81
 2003                       5,626             4.10                      4.98
 Balanced
 2005                       7,575             6.01                      2.68
 2004                       6,639             3.26                      1.94
 2003                      11,377             3.75                      2.73
 Capital Value
 2005                      85,642            10.74                      6.57
 2004                      69,769             5.01                      4.35
 2003                      42,501             4.23                      2.68
 Diversified
 International
 2005                      57,309             4.70                      4.67
 2004                      39,744             2.95                      2.64
 2003                      37,111             5.28                      4.89
 Equity Growth
 2005                       5,646             1.72                      1.77
 2004                      27,748             3.24                      2.63
 2003                      41,345             4.59                      4.23
 Equity Income
 2005                       3,616             2.29                      1.62
 2004                       4,083             2.60                      2.25
 Equity Value
 2005                          33             4.06                      1.38
 2004                           3             0.56                      0.15
 Growth
 2005                       7,236             3.03                      4.17
 2004                      19,289             6.54                      3.67
 2003                       7,310             4.92                      4.77
 International
 Emerging Markets
 2005                      12,844             2.26                      2.24
 2004                         350             0.09                      0.12
 2003                         364             0.26                      0.27
 International
 SmallCap
 2005                      15,582             2.51                      2.44
 2004                      11,436             2.25                      2.25
 2003                      12,270             3.94                      3.69
 LargeCap Blend
 2005                       3,988             3.47                      3.78
 2004                       2,231             1.61                      1.28
 2003                       1,889             3.08                      1.61
 LargeCap Growth
 Equity
 2005                       2,740            10.59                      9.17
 2004                       3,226             5.54                      4.48
 2003                         532             2.06                      1.42
 LargeCap Stock Index
 2005                         161             1.36                      0.58
 2004                          27             0.12                      0.13
 LargeCap Value
 2005                      11,907            20.95                     15.17
 2004                      15,821            17.59                     18.17
 2003                       1,789             2.84                      3.08
 MidCap
 2005                       9,838             1.74                      1.73
 2004                      14,147             3.24                      3.27
 2003                      13,810             3.41                      3.42
 MidCap Growth
 2005                      11,784             8.84                      7.49
 2004                      13,974            20.56                     18.59
 2003                       4,884             7.05                     12.47
 MidCap Value
 2005                       2,497             1.79                      1.64
 2004                       1,920             1.67                      1.79
 2003                         227             0.25                      0.32
 Real Estate
 Securities
 2005                       7,876             8.43                      7.00
 2004                       8,511             4.40                      2.14
 2003                       2,904             2.04                      1.61
 SmallCap
 2005                       5,209             1.40                      1.11
 2004                      13,564             2.60                      2.48
 2003                      19,199             5.80                      5.51
 SmallCap Growth
 2005                         780             0.58                      1.55
 2004                       1,405             1.80                      1.74
 2003                         250             0.36                      0.31
 SmallCap Value
 2005                       7,252             4.78                      6.02
 2004                       4,044             3.70                      3.30
 2003                       6,607             5.04                      5.71




44                                PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                                          1-800-247-4123

                                COMMISSIONS PAID TO GOLDMAN SACHS JBWERE, INC.
                                ----------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 International
 SmallCap
 2004                        507              0.10                     0.07


                              COMMISSIONS PAID TO J. P. MORGAN SECURITIES, INC.
                              ---------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2003                       2,405             1.75                     1.26
 Balanced
 2005                       1,486             1.18                     0.62
 2004                       2,023             1.00                     0.69
 2003                       3,971             1.31                     0.85
 Capital Value
 2005                      13,040             1.64                     1.69
 2004                      24,970             1.79                     2.09
 2003                       6,904             0.69                     0.70
 Diversified
 International
 2005                      33,218             2.72                     2.38
 2004                      85,389             6.33                     5.72
 2003                      28,759             4.09                     3.53
 Equity Growth
 2005                      10,478             3.19                     3.78
 2004                      19,204             2.24                     2.27
 2003                      28,396             3.15                     3.40
 Equity Income
 2005                       1,852             1.17                     0.85
 2004                       4,142             2.63                     1.60
 Equity Value
 2005                           3             0.36                     0.12
 Growth
 2005                         240             0.10                     0.10
 2004                       1,764             0.60                     0.49
 2003                       2,240             1.51                     0.71
 International
 Emerging Markets
 2005                      25,847             4.55                     4.29
 2004                      18,546             4.88                     4.60
 2003                      19,086            13.65                     9.40
 International
 SmallCap
 2005                      14,974             2.41                     2.58
 2004                      22,955             4.52                     4.95
 2003                       3,107             1.00                     0.96
 LargeCap Blend
 2005                       4,180             3.64                     2.85
 2004                         867             0.62                     0.46
 2003                       1,190             1.94                     0.91
 LargeCap Growth
 Equity
 2005                         900             3.48                     2.70
 2004                          58             0.10                     0.05
 2003                         256             0.99                     0.68
 LargeCap Value
 2004                         120             0.13                     0.03
 2003                         132             0.21                     0.03
 MidCap
 2005                      17,398             3.07                     3.55
 2004                      11,723             2.69                     2.79
 2003                       8,446             2.08                     1.58
 MidCap Growth
 2005                       6,685             5.02                     4.60
 2004                       2,982             4.39                     2.43
 MidCap Value
 2005                       2,626             1.88                     1.50
 2004                       2,180             1.89                     1.86
 2003                       1,341             1.54                     1.43
 Real Estate
 Securities
 2005                         142             0.15                     0.21
 2004                       1,520             0.79                     0.62
 2003                       5,210             3.67                     3.05
 SmallCap
 2005                       5,189             1.40                     1.02
 2004                       2,998             0.58                     0.38
 2003                       2,695             0.81                     1.00
 SmallCap Growth
 2005                       5,291             3.92                     2.04
 2004                         255             0.33                     0.30
 2003                         635             0.93                     0.69
 SmallCap Value
 2005                       1,432             0.94                     0.55




PRINCIPAL VARIABLE CONTRACTS FUND, INC.                                45
www.principal.com

                                   COMMISSIONS PAID TO LEHMAN BROTHERS INC.
                                   ----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2004                        1,486            4.52                      5.60
 2003                       15,593           11.37                     10.85
 Balanced
 2005                        8,144            6.46                      5.50
 2004                       11,247            5.53                      5.02
 2003                       15,580            5.13                      4.85
 Capital Value
 2005                       58,269            7.31                      6.59
 2004                      109,944            7.90                      8.05
 2003                       70,924            7.06                      8.09
 Diversified
 International
 2005                       38,343            3.14                      3.26
 2004                       96,626            7.16                      6.51
 2003                       31,035            4.42                      4.56
 Equity Growth
 2005                        9,581            2.91                      3.26
 2004                       51,660            6.03                      5.73
 2003                       45,924            5.10                      5.00
 Equity Income
 2005                        8,916            5.64                     12.92
 2004                       13,509            8.59                      7.32
 Equity Value
 2005                           14            1.73                      0.59
 2004                            1            0.13                      0.03
 Growth
 2005                       42,047           17.62                     14.78
 2004                       13,099            4.44                      3.57
 2003                       21,698           14.60                     13.90
 International
 Emerging Markets
 2005                       16,067            2.83                      2.68
 2004                       17,167            4.52                      4.49
 2003                          406            0.29                      0.38
 International
 SmallCap
 2005                       13,898            2.24                      2.36
 2004                       13,101            2.58                      2.61
 2003                        7,078            2.27                      2.52
 LargeCap Blend
 2005                        4,671            4.06                      4.52
 2004                        6,487            4.67                      5.44
 2003                       12,113           19.73                     40.33
 LargeCap Growth
 Equity
 2005                        2,861           11.06                      9.30
 2004                          808            1.39                      1.43
 2003                          334            1.29                      1.10
 LargeCap Stock Index
 2005                        3,074           26.00                     27.47
 2004                       14,546           63.76                     50.15
 2003                       12,646           70.37                     62.21
 LargeCap Value
 2004                           63            0.07                      0.09
 2003                          785            1.25                      0.98
 MidCap
 2005                       50,872            8.98                      8.89
 2004                       46,442           10.65                     10.75
 2003                       31,625            7.80                      5.94
 MidCap Growth
 2005                        9,107            6.83                      6.51
 2004                        1,098            1.62                      1.18
 2003                          420            0.61                      0.23
 MidCap Value
 2005                       24,894           17.82                     15.69
 2004                       22,663           19.66                     19.04
 2003                        1,741            1.99                      2.65
 Real Estate
 Securities
 2005                       15,314           16.38                     21.17
 2004                       21,221           10.97                     16.86
 2003                       19,839           13.97                     10.73
 SmallCap
 2005                       16,812            4.52                      5.33
 2004                       16,550            3.17                      3.09
 2003                       18,379            5.55                      3.72
 SmallCap Growth
 2005                        1,510            1.12                      0.92
 2004                        2,968            3.80                      2.53
 2003                        1,345            1.96                      1.57
 SmallCap Value
 2005                        3,403            2.24                      2.17
 2004                        2,576            2.36                      2.84
 2003                        2,586            1.97                      1.79




46                                PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                                          1-800-247-4123

PRINCIPAL VARIABLE CONTRACTS FUND, INC.                                47
www.principal.com

                                  COMMISSIONS PAID TO MORGAN STANLEY DW INC.
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2003                           63            0.05                      0.04
 Balanced
 2005                        6,968            5.53                      7.84
 2004                       10,429            5.13                      5.33
 2003                       21,239            7.00                      6.51
 Capital Value
 2005                       33,184            4.16                      6.25
 2004                       52,943            3.80                      3.72
 2003                       73,609            7.33                      6.64
 Diversified
 International
 2005                       78,904            6.47                      6.28
 2004                      115,073            8.53                      7.62
 2003                       69,681            9.91                     10.38
 Equity Growth
 2005                       13,884            4.22                      4.45
 2004                       15,984            1.86                      1.29
 2003                        3,749            0.42                      0.58
 Equity Income
 2005                        3,193            2.02                      2.17
 2004                        2,879            1.83                      2.75
 Equity Value
 2005                            5            0.66                      0.39
 2004                          380           63.81                     80.89
 Growth
 2005                        6,473            2.71                      2.88
 2004                        5,448            1.85                      1.62
 2003                        7,332            4.93                      6.20
 International
 Emerging Markets
 2005                       49,626            8.74                     10.66
 2004                       42,993           11.31                     11.29
 2003                       17,407           12.45                     16.69
 International
 SmallCap
 2005                       44,995            7.24                      6.90
 2004                       29,272            5.77                      5.27
 2003                       17,176            5.52                      4.94
 LargeCap Blend
 2005                        4,408            3.84                      4.28
 2004                        5,416            3.90                      3.89
 2003                        4,492            7.32                      3.64
 LargeCap Growth
 Equity
 2005                          675            2.61                      2.67
 2004                        2,424            4.17                      3.52
 2003                        1,284            4.98                      4.60
 LargeCap Stock Index
 2005                        2,888           24.42                     25.30
 2004                        1,805            7.91                      9.75
 2003                           19            0.11                      0.14
 LargeCap Value
 2005                          517            0.91                      2.94
 2003                          513            0.81                      0.24
 MidCap
 2005                       24,275            4.28                      2.62
 2004                       13,964            3.20                      3.16
 2003                        8,025            1.98                      4.27
 MidCap Growth
 2005                        7,585            5.69                      5.02
 2004                        2,374            3.49                      3.79
 2003                        9,287           13.41                     16.57
 MidCap Value
 2005                        2,547            1.82                      2.79
 2004                        1,909            1.66                      1.63
 2003                          729            0.83                      0.71
 Real Estate
 Securities
 2005                        1,732            1.85                      0.55
 2004                        4,414            2.28                      3.38
 2003                        4,463            3.14                      5.30
 SmallCap
 2005                        8,836            2.38                      5.73
 2004                       18,858            3.62                      5.72
 2003                       17,231            5.20                      4.42
 SmallCap Growth
 2005                        1,283            0.95                      1.95
 2004                        1,170            1.50                      1.06
 2003                        2,555            3.72                      2.24
 SmallCap Value
 2005                       11,214            7.39                     10.25
 2004                        8,864            8.12                      8.14
 2003                       10,275            7.83                      8.07




48                                PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                                          1-800-247-4123

                             COMMISSIONS PAID TO NATIONAL FINANCIAL SERVICES LLC
                             ---------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 LargeCap Blend
 2005                         132             0.11                     0.04
 2004                         205             0.15                     0.06
 MidCap Value
 2005                         255             0.18                     0.13
 SmallCap Value
 2005                         295             0.19                     0.25
 2004                       3,180             2.91                     2.21




PRINCIPAL VARIABLE CONTRACTS FUND, INC.                                49
www.principal.com

                                     COMMISSIONS PAID TO NEUBERGER BERMAN
                                     ------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2003                         515             0.38                      0.29
 Equity Growth
 2003                       1,440             0.16                      0.17
 MidCap Value
 2005                         510             0.37                      0.09
 2004                         152             0.13                      0.15
 2003                      43,708            50.06                     47.69



                                      COMMISSIONS PAID TO PERSHING, LLC
                                      ---------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Equity Growth
 2005                         148             0.04                     0.04
 LargeCap Value
 2005                         366             0.64                     0.52
 MidCap Value
 2005                       2,326             1.67                     0.64
 SmallCap Growth
 2005                         810             0.60                     0.26


                                   COMMISSIONS PAID TO SANFORD C. BERNSTEIN
                                   ----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2003                       3,646             2.66                      1.93
 Balanced
 2005                       4,586             3.64                      2.93
 2004                       4,410             2.17                      2.15
 2003                       8,693             2.86                      3.32
 Capital Value
 2005                       8,537             1.07                      1.08
 2004                       8,175             0.59                      0.60
 2003                      20,011             1.99                      2.59
 Diversified
 International
 2004                       2,568             0.19                      0.20
 Equity Growth
 2005                       9,696             2.95                      1.93
 2004                      14,693             1.71                      1.29
 2003                      15,950             1.77                      1.80
 Equity Income
 2005                       1,025             0.65                      0.48
 2004                         152             0.10                      0.29
 2003                         935             0.66                      0.56
 Equity Value
 2005                         173            21.06                     26.85
 Growth
 2005                       1,819             0.76                      0.76
 2004                       6,033             2.04                      1.85
 2003                       5,288             3.56                      2.48
 LargeCap Blend
 2005                       4,302             3.74                      2.99
 2004                       2,015             1.45                      1.03
 LargeCap Growth
 Equity
 2003                         123             0.48                      0.42
 LargeCap Stock Index
 2003                          35             0.20                      0.26
 LargeCap Value
 2005                      35,845            63.08                     59.69
 2004                      56,234            62.53                     63.25
 2003                      38,590            61.28                     67.61
 MidCap
 2005                      10,570             1.87                      1.63
 2004                       3,531             0.81                      1.24
 2003                      11,216             2.77                      3.55
 MidCap Growth
 2005                         448             0.34                      0.48
 MidCap Value
 2005                       5,155             3.69                      3.17
 2004                       4,285             3.72                      3.78
 2003                       1,805             2.07                      1.73
 SmallCap
 2005                       1,289             0.35                      0.49
 2004                      11,082             2.13                      2.50
 2003                      19,669             5.94                      9.69
 SmallCap Growth
 2005                         300             0.22                      0.40
 2004                         255             0.33                      0.77
 2003                         785             1.14                      0.82
 SmallCap Value
 2005                       6,032             3.98                      5.67
 2004                         897             0.82                      0.81
 2003                       4,666             3.56                      3.36




50                                PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                                          1-800-247-4123

                                COMMISSIONS PAID TO SPECTRUM ASSET MANAGEMENT
                                ---------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Equity Income
 2005                      24,297             15.36                    11.76
 2004                       4,145              2.63                     4.62
 2003                      16,250            100.00                   100.00


                               COMMISSIONS PAID TO UBS FINANCIAL SERVICES INC.
                               -----------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 LargeCap Growth
 Equity
 2003                        125              0.48                     0.26
 SmallCap Growth
 2005                        595              0.44                     0.20
 2004                        226              0.29                     0.30
 2003                        936              1.36                     1.33
 SmallCap Value
 2003                        297              0.23                     0.19



                                    COMMISSIONS PAID TO UBS SECURITIES LLC
                                    --------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2005                        4,353           12.28                     18.06
 2004                        5,801           17.66                     17.13
 2003                       46,382           33.81                     39.17
 Balanced
 2005                        7,064            5.61                      5.55
 2004                       12,868            6.33                      8.96
 2003                       33,899           11.17                     15.37
 Capital Value
 2005                       60,571            7.60                      8.34
 2004                      104,579            7.51                      8.87
 2003                       87,090            8.67                     10.86
 Diversified
 International
 2005                      160,448           13.15                     15.16
 2004                      194,788           14.44                     18.26
 2003                       86,477           12.30                     13.09
 Equity Growth
 2005                       26,355            8.01                      6.40
 2004                       47,642            5.56                      5.76
 2003                       57,221            6.35                      6.01
 Equity Income
 2005                       19,629           12.41                     13.70
 2004                       19,369           12.31                      9.05
 Equity Value
 2005                           18            2.19                      0.66
 2004                            2            0.34                      0.10
 Growth
 2005                       13,560            5.68                      3.71
 2004                        9,409            3.19                      3.00
 2003                        5,564            3.74                      3.50
 International
 Emerging Markets
 2005                       76,236           13.43                     14.10
 2004                       43,829           11.53                     13.81
 2003                       14,588           10.43                     12.65
 International
 SmallCap
 2005                       71,751           11.54                     12.82
 2004                       55,236           10.88                     11.31
 2003                       38,541           12.39                     12.46
 LargeCap Blend
 2005                        6,302            5.48                      6.26
 2004                       14,853           10.69                      8.02
 2003                          805            1.31                      1.08
 LargeCap Growth
 Equity
 2005                        1,349            5.21                      4.07
 2004                        1,765            3.03                      2.25
 2003                          258            1.00                      1.43
 LargeCap Stock Index
 2005                           47            0.40                      0.41
 2004                          891            3.90                      4.86
 2003                          101            0.56                      0.73
 LargeCap Value
 2005                          691            1.22                      5.79
 2004                        4,717            5.24                      3.96
 MidCap
 2005                       17,814            3.14                      3.12
 2004                       25,361            5.81                      6.08
 2003                       30,964            7.64                      9.11
 MidCap Growth
 2005                        1,596            1.20                      1.08
 MidCap Value
 2005                        1,614            1.16                      1.08
 2004                        2,055            1.78                      1.64
 2003                        1,782            2.04                      2.38
 Real Estate
 Securities
 2005                        2,100            2.25                      1.71
 2004                       13,426            6.94                      5.39
 2003                        5,801            4.09                      3.36
 SmallCap
 2005                       20,872            5.62                      5.47
 2004                       23,783            4.56                      7.20
 SmallCap Growth
 2005                        1,939            1.44                      2.38
 SmallCap Value
 2005                        5,015            3.31                      2.52
 2004                       11,317           10.37                     10.20




PRINCIPAL VARIABLE CONTRACTS FUND, INC.                                51
www.principal.com

52                                PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                                          1-800-247-4123

ALLOCATION OF TRADES BY THE SUB-ADVISORS AND SUB-SUB-ADVISORS
Each Sub-Advisor and Sub-Sub-Advisor manages a number of accounts other than the Account's portfolios. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and ensures that all clients are treated fairly and equitably.

Investments the Sub-Advisor or Sub-Sub-Advisor deems appropriate for the Account's portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Account's portfolio and other accounts. In such circumstances, the Sub-Advisor or Sub-Sub-Advisor may determine that orders for the purchase or sale of the same security for the Account's portfolio and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Sub-Advisor or Sub-Sub-Advisor to be equitable and in the best interests of the Account portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Account believes that its participation in such transactions on balance will produce better overall results for the Account.


PRICING OF FUND SHARES


Each Account's shares are bought and sold at the current net asset value ("NAV") per share. Each Account's NAV for each class is calculated each day the New York Stock Exchange ("NYSE") is open, as of the close of business of the Exchange (normally 3:00 p.m. Central Time). The NAV of Account shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.


For all Accounts except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.


Municipal securities held by the Accounts are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Accounts and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.


Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Account will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from


PRINCIPAL VARIABLE CONTRACTS FUND, INC.                                53
www.principal.com
independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board of Directors.


A Fund's securities may be traded on foreign securities markets that close each day prior to the time the NYSE closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to "fair value" some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund's NAV is calculated. Significant events can be specific to a single security or can include events that impact a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11 a.m. Eastern Time). Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.


Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board of Directors as may from time to time be necessary.


Money Market Account
--------------------

The share price of shares of the Money Market Account is determined at the same time and on the same days as the Accounts described above. All securities held by the Money Market Account are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Account assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.

Use of the amortized cost valuation method by the Money Market Account requires the Account to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Account invests only in obligations determined by the Directors to be of high quality with minimal credit risks.


The Board of Directors have established procedures for the Money Market Account designed to stabilize, to the extent reasonably possible, the Account's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Manager to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Board of Directors promptly considers what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to shareholders, it takes such corrective action as it regards as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Account may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.


54                                PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                                          1-800-247-4123

MULTIPLE CLASS STRUCTURE


The Board of Directors has adopted a multiple class plan (the Multiple Class
Plan) pursuant to SEC Rule 18f-3. Each Account offers Class 1 shares. The Accounts that offer Class 2 shares are identified in the chart included under the heading "Fund History."


The Class 1 and Class 2 shares are available without any front-end sales charge or contingent deferred sales charge.


Rule 12b-1 Fees / Distribution Plans and Agreements
---------------------------------------------------
Class 2 shares of the Fund are subject to a Distribution Plan and Agreement (described below) sometimes referred to as a Rule 12b-1 Plan. Rule 12b-1 permits a fund to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholders of the Class 2 shares have approved and entered into a Distribution Plan and Agreement.

In adopting the Plan, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act), hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plan would benefit the Accounts and the shareholders of the affected class. Pursuant to Rule 12b-1, information about revenues and expenses under the Plan is presented to the Board of Directors each quarter for its consideration in continuing the Plan. Continuance of the Plan must be approved by the Board of Directors, including a majority of the independent directors, annually. The Plan may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the Plan may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The Plan may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.


The Plan provides that each Account makes payments to the Distributor from assets of the Class 2 shares to compensate the Distributor and other selling dealers, various banks, broker-dealers, and other financial intermediaries, for providing certain services to the Account. Such services may include:

.. formulation and implementation of marketing and promotional activities;

.. preparation, printing, and distribution of sales literature;
.. preparation, printing, and distribution of prospectuses and the Account reports to other than existing shareholders;
.. obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;
.. making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and

.. providing training, marketing, and support with respect to the sale of shares.

The Account pays the Distributor a fee after the end of each month at an annual rate of 0.25% of the daily net asset value of the assets attributable to the Class 2 shares.

The Distributor may remit on a continuous basis up to 0.25% to its registered representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.


At least quarterly, the Distributor will provide to the Fund's Board of Directors, and the Board will review, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.


If the Distributor's actual expenses are less than the Rule 12b-1 fee it receives, the Distributor is entitled to retain the full amount of the fees.


PRINCIPAL VARIABLE CONTRACTS FUND, INC.                                55
www.principal.com

TAX STATUS


It is the policy of each Account to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, the Fund intends to qualify for the tax treatment accorded to regulated investment companies under the applicable provisions of the Internal Revenue Code. This means that in each year in which the Fund so qualifies, it is exempt from federal income tax upon the amount so distributed to investors. If an Account fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions of the Account in the manner they were received by the Account.


For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated at 60% long-term and 40% short-term. In addition, an Account must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. An Account may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased by the Account with respect to a portfolio security. Gains and losses on figures and options included in an identified mixed straddle will be considered 100% short-term and unrealized gain or loss on such positions will not be realized at year end. The straddle provisions of the Code may require the deferral of realized losses to the extent that the Account has unrealized gains in certain offsetting positions at the end of the fiscal year, and may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.


The 1986 Tax Reform Act imposes an excise tax on mutual funds that fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. The Fund intends to comply with the Act's requirements and to avoid this excise tax.


PORTFOLIO HOLDINGS DISCLOSURE

A mutual fund and its investment adviser may disclose information regarding the Account's portfolio securities only in a manner consistent with the antifraud provisions of the federal securities laws and applicable fiduciary duties. Divulging non-public portfolio holdings to selected third parties is permissible only when the Fund has a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality, including a duty to not trade on the non-public information.

The Fund files a schedule of portfolio investments with the SEC on Form N-Q within 60 days after the end of the Fund's first and third fiscal quarters, and in connection with the N-CSR filing after the close of its second and fourth fiscal quarters. The portfolio information included in these filings is as of the last calendar day of the respective fiscal quarter. The information is public information upon filing with the SEC. The Fund also publishes portfolio holdings information as of the end of the most recent calendar quarter for each of the Fund's portfolios on the principal.com website. The information will be published on the first business day of the second month following the end of the calendar quarter (e.g. June 30 portfolio holdings information would be published on the website on the first business day of August). The Accounts may also occasionally publish information on the website relating to specific events, such as the impact of a natural disaster, corporate debt default, or similar events on portfolio holdings. It is the Fund's policy to disclose only public information regarding portfolio holdings (i.e. information published on the website or filed with the SEC), except as described below.



POLICY. . The Fund and Principal have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:


 1) Daily to the Fund's portfolio pricing services, FT Interactive Data Corporation, to obtain prices for portfolio securities;


 2) Upon proper request to government regulatory agencies or to self regulatory organizations;


56                                PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                                          1-800-247-4123

 3) As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Fund;

 4) To the sub-adviser's proxy service providers (Institutional Shareholder Services and Automatic Data Processing) to facilitate voting of proxies; and

 5) To the Account's custodian, Bank of New York, in connection with the services provided by the custodian to the Account.

The Account is also permitted to enter into arragements to disclose portfolio holdings to other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Fund, the Manager or the Account's sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Account's shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund's CCO must approve such disclosure, in writing before it occurs. Such third parties currently include:


  Bloomberg, LP                      Frank Russell Company
  Check Free Investment Services     Hub Data
  Confluence Technologies, Inc.      Investment Company Institute
  Depository Trust Co.               ix Partners, Ltd.
  Eagle Investment Systems           J.P. Morgan Investor Services
  EzE Castle Software LLC            Mellon Trust
  FactSet Research Systems           PFPC
  Financial Model Co.                Russell Implementation Services
  Frank Russell Securities, Inc.     R.R. Donnelley and Sons Company




Any agreement by which any Account or any party acting on behalf of the Fund agrees to provide Account portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party is a regulator or has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions. A written record of approval will be made by the person granting approval.


The Fund may also disclose to Edge, non-public portfolio holdings information relating to the underlying Accounts in which the SAM portfolios invest to facilitate Edge's management of the portfolios.


The Fund's non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Fund's shares, third party service providers, rating and ranking organizations, and affiliated persons of the Fund. Neither the Fund nor the Manager nor any other party receive compensation in connection with the disclosure of Fund portfolio information. The Fund's CCO will periodically, but no less frequently than annually, review the Fund's portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Fund's Board of Directors. In addition, the Fund's Board of Directors must approve any change in the Fund's portfolio holdings disclosure policy that would expand the distribution of such information.


PROXY VOTING POLICIES AND PROCEDURES

The Fund has adopted a policy delegating to the Fund's Manager or Sub-Advisor, as appropriate, authority to vote proxies relating to the portfolio securities held in each Account, with the Board exercising continuing oversight of the exercise of the delegated authority. The Manager or Sub-Advisor follows its own proxy voting policies and procedures. A copy of each Sub-Advisor's proxy voting policies and procedures is included in Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board for approval.


PRINCIPAL VARIABLE CONTRACTS FUND, INC.                                57
www.principal.com

The LifeTime Accounts and SAM Portfolios invest in shares of other Accounts. The Manager is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, the Manager will vote shares of such fund on any proposal submitted to the fund's shareholders in the same proportion as the votes of other shareholders of the underlying fund.


Principal Life votes each Account's shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from contract owners, regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.


Information regarding the Fund's proxy voting record for the 12 month period ended June 30, 2005, is available, without charge, upon request by calling 1-800-247-4123 or on the SEC website at http://www.sec.gov.


GENERAL INFORMATION


The Distributor may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the Fund during a specific period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Fund's shares or the amount that any particular Account receives as the proceeds from such sales. Dealers may not use sales of the Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

LargeCap Stock Index Account only
---------------------------------

The Account is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to Account shareholders or any member of the public regarding the advisability of investing in securities generally or in the Account particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index which is determined, composed and calculated by S&P without regard to Principal Life Insurance Company, the Manager or the Account. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Account shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices of the Account or the timing of the issuance or sale of the Account or in the determination or calculation of the equation by which the Account is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Account.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, ACCOUNT SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT


58                                PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                                          1-800-247-4123

TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


PRINCIPAL VARIABLE CONTRACTS FUND, INC.                                59
www.principal.com

APPENDIX A


Description of Bond Ratings:


Moody's Investors Service, Inc. Rating Definitions:


Long-Term Obligation Ratings


Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.


Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.


Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.


A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.


Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.


Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.


B: Obligations rated B are considered speculative and are subject to high credit risk.


Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.


Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.


NOTE: Moody's appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generate rating category.


SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes "best quality, enjoying strong protection from established cash flows." MIG 2 denotes "high quality" with "ample margins of protection." MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades." MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."


Description of Moody's Commercial Paper Ratings:


Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.


Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.


60                                PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                                          1-800-247-4123

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.


Issuers rated Not Prime do not fall within any of the Prime rating categories.


Description of Standard & Poor's Corporation's Debt Ratings:


A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.


The ratings are based, in varying degrees, on the following considerations:


I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;


II. Nature of and provisions of the obligation;


III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.


AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
     Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.


A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.


BB, B, CCC, CC: Debt rated "BB," "B," "CCC," and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



C: The rating "C" is reserved for income bonds on which no interest is being paid.


D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.


PRINCIPAL VARIABLE CONTRACTS FUND, INC.                                61
www.principal.com

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.


Standard & Poor's, Commercial Paper Ratings


A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:


A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.


A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.


A-2: Capacity for timely payment on issues with this designation is strong.
     However, the relative degree of safety is not as high as for issues designated "A-1."


A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.


B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.


C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.


D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.


The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.


Standard & Poor's rates notes with a maturity of less than three years as follows:


SP-1: A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.


SP-2: A satisfactory capacity to pay principal and interest.


SP-3: A speculative capacity to pay principal and interest.


62                                PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                                          1-800-247-4123

APPENDIX B


PROXY VOTING POLICIES

The Proxy voting policies applicable to each Account follows.

                                  OCTOBER 2005

                        ALLIANCE CAPITAL MANAGEMENT L.P.

             STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING

                                  INTRODUCTION




As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.


This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.


PROXY POLICIES

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


CORPORATE GOVERNANCE: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.


ELECTIONS OF DIRECTORS: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.


APPOINTMENT OF AUDITORS: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.

CHANGES IN LEGAL AND CAPITAL STRUCTURE: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.


CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.


PROPOSALS AFFECTING SHAREHOLDER RIGHTS: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.


ANTI-TAKEOVER MEASURES: Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.


EXECUTIVE COMPENSATION: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.


Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES
-----------------------

PROXY VOTING COMMITTEES
-----------------------

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.


 CONFLICTS OF INTEREST
----------------------

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
(iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.


Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.


PROXIES OF CERTAIN NON-US ISSUERS
---------------------------------

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period).
 Accordingly, if share blocking is required we generally abstain from voting those shares.


In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting.
 Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

LOANED SECURITIES
-----------------

Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.


PROXY VOTING RECORDS
--------------------

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.




                          AMERICAN CENTURY INVESTMENTS
                             PROXY VOTING POLICIES




American Century Investment Management, Inc. and American Century Global Investment Management, Inc. (collectively, the "Adviser") are the investment managers for a variety of clients, including the American Century family of mutual funds. As such, the Adviser has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Adviser.


GENERAL PRINCIPLES
In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of our clients, and for the exclusive purpose of providing benefits to them. The Adviser will attempt to consider all factors of its vote that could affect the value of the investment. We will not subordinate the interests of clients in the value of their investments to unrelated objectives. In short, the Adviser will vote proxies in the manner that we believe will do the most to maximize shareholder value.

SPECIFIC PROXY MATTERS

A.ROUTINE MATTERS

 1) ELECTION OF DIRECTORS


  a)
    GENERALLY. THE ADVISER will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Adviser will vote in favor of management's director nominees if they are running unopposed. The Adviser believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Adviser of course maintains the ability to vote against any candidate whom it feels is not qualified. For example, we will generally vote for management's director nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Conversely, we will vote against individual directors if they do not provide an adequate explanation for repeated absences at board meetings. When management's nominees are opposed in a proxy contest, the Adviser will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents. In cases where the Adviser's clients are significant holders of a company's voting securities, management's recommendations will be reviewed with the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund, the trustee of a retirement plan).

  b) COMMITTEE SERVICE. The Adviser will withhold votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

  C)
    CLASSIFICATION OF BOARDS. The Adviser will support proposals that seek to declassify boards. Conversely, the Adviser will oppose efforts to adopt classified board structures.

  D)
    MAJORITY INDEPENDENT BOARD. The Adviser will support proposals calling for a majority of independent directors on a board. We believe that a majority of independent directors can helps to facilitate objective decision making and enhances accountability to shareholders.

  E)WITHHOLDING CAMPAIGNS. The Adviser will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (a) through (d) above.

 2) RATIFICATION OF SELECTION OF AUDITORS

The Adviser will generally rely on the judgment of the issuer's audit committee in selecting the independent auditors who will provide the best service to the company. The Adviser believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. We will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.


B. EQUITY-BASED COMPENSATION PLANS

The Adviser believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Adviser recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Adviser will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.


The Adviser will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.


Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by the Adviser's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.


The Adviser will generally vote against the adoption of plans or plan amendments that:

.. provide for immediate vesting of all stock options in the event of a change of control of the company (see "Anti-Takeover Proposals" below);. reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Adviser will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;
.. establish restriction periods shorter than three years for restricted stock grants;
.. do not reasonably associate awards to performance of the company; and .. are excessively dilutive to the company.

C.ANTI-TAKEOVER PROPOSALS

In general, the Adviser will vote against any proposal, whether made by management or shareholders, which the Adviser believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.


 1) CUMULATIVE VOTING


The Adviser will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Adviser believes that the elimination of cumulative voting constitutes an anti-takeover measure.


 2) STAGGERED BOARD

If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Adviser believes that staggered boards are primarily an anti-takeover device and will vote against them. However, the Adviser does not necessarily vote against the re-election of staggered boards.


 3) BLANK CHECK" PREFERRED STOCK

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile take-over attempt, the board could issue such stock to a friendly party or "white knight" or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Adviser will vote against blank check preferred stock. However, the Adviser may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.


 4) ELIMINATION OF PREEMPTIVE RIGHTS

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.


While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. The Adviser generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.


 5) NON-TARGETED SHARE REPURCHASE

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. The Adviser finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company's financial condition.


 6) INCREASE IN AUTHORIZED COMMON STOCK

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Adviser will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Adviser will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.


 7) "SUPERMAJORITY" VOTING PROVISIONS OR SUPER VOTING SHARE CLASSES

A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority" (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Adviser believes that these are standard anti-takeover measures and will vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.


 8) "FAIR PRICE" AMENDMENTS

This is another type of charter amendment that would require an offeror to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Adviser will carefully examine all fair price proposals. In general, the Adviser will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.


 9)  LIMITING THE RIGHT TO CALL SPECIAL SHAREHOLDER MEETINGS.

The incorporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. The Adviser believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and we will vote against proposals attempting to eliminate this right and for proposals attempting to restore it.


 10) POISON PILLS OR SHAREHOLDER RIGHTS PLANS

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to "entrench" management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Adviser believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Adviser will generally vote against all forms of poison pills.


We will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. We will generally vote in favor of such a poison pill if it is linked to a business strategy that will - in our view - likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.


 11)  GOLDEN PARACHUTES

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Adviser will evaluate the specifics of the plan presented.


 12)  REINCORPORATION

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.


We will examine reincorporation proposals on a case-by-case basis. If the Adviser believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. We will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Adviser will vote affirmatively.


 13)  CONFIDENTIAL VOTING

Companies that have not previously adopted a "confidential voting" policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.


Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. The Adviser believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, we will vote in favor of any proposal to adopt confidential voting.


 14)  OPTING IN OR OUT OF STATE TAKEOVER LAWS

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Adviser believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Adviser will vote in favor of opting out of restrictive state takeover laws.


C. OTHER MATTERS

 1) SHAREHOLDER PROPOSALS INVOLVING SOCIAL, MORAL OR ETHICAL MATTERS

The Adviser will generally vote management's recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder's preferences regarding such issues is often unclear. Where this is the case, the Adviser believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Adviser's clients, and therefore will review management's assessment of the economic effect of such proposals and rely upon it if we believe its assessment is not unreasonable.


Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Adviser believes that such proposals are better addressed outside the corporate arena, and will vote with management's recommendation; in addition, the Adviser will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.


 2) ANTI-GREENMAIL PROPOSALS

"Anti-greenmail" proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Adviser believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will vote in favor of anti-greenmail proposals.


 3) INDEMNIFICATION

The Adviser will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.


 4) NON-STOCK INCENTIVE PLANS

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Adviser will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.


 5) DIRECTOR TENURE

These proposals ask that age and term restrictions be placed on the board of directors. The Adviser believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.


 6) DIRECTORS' STOCK OPTIONS PLANS

The Adviser believes that stock options are an appropriate form of compensation for directors, and the Adviser will vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company's total exposure to stock option plan dilution.


 7) DIRECTOR SHARE OWNERSHIP

The Adviser will vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.


MONITORING POTENTIAL CONFLICTS OF INTEREST

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management's positions and give the Adviser's staff the opportunity to ask additional questions about the matter being presented. Companies with which the Adviser has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Adviser votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Adviser's clients, our proxy voting personnel regularly catalog companies with whom the Adviser has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).


************************************************************


The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Adviser will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.


Case-by-case determinations will be made by the Adviser's staff, which is overseen by the General Counsel of the Adviser, in consultation with equity managers. Electronic records will be kept of all votes made.





Original 6/1/1989


Revised 12/05/1991


Revised 2/15/1997


Revised 8/1/1999


Revised 7/1/2003


Revised 12/13/2005




                           COLUMBUS CIRCLE INVESTORS
                              PROXY VOTING POLICY
                                      2006

I. PROCEDURES
   ----------

  Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients' investment accounts. At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.

  For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.


  In addition to voting proxies for clients, Columbus Circle:


 1) provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted. Columbus Circle provides this summary to all new clients as part of its Form ADV, Part II disclosure brochure, which is available to any clients upon request;


 2) applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

 3) keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

 4) monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately; and

 5) maintains this written proxy voting policy, which may be updated and supplemented from time to time;

  Frank Cuttita, Columbus Circle's Chief Administrative Officer and Chief Compliance Officer, will maintain Columbus Circle's proxy voting process.
   Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.


 II. VOTING GUIDELINES
     -----------------

  Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently. The Operating Committee of Columbus Circle has adopted the following voting parameters.


  To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.


  Columbus Circle has delegated to ISS the authority to vote Columbus Circle's clients' proxies consistent with the following parameters. ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters. If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review. Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.





A. MANAGEMENT PROPOSALS:

  1.When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

    . "Normal" elections of directors
    . Approval of auditors/CPA
    . Directors' liability and indemnification
    . General updating/corrective amendments to charter
    . Elimination of cumulative voting

    . Elimination of preemptive rights

   2.When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

    . Capitalization changes that eliminate other classes of stock and voting rights
    . Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.
    . Stock purchase plans with an exercise price of not less than 85% FMV
    . Stock option plans that are incentive based and not excessive
    . Reductions in supermajority vote requirements
    . Adoption of antigreenmail provisions

  3.When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

    . Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders
    . Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders
    . Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
    . Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions
    . Classified or single-slate boards of directors
    . Reincorporation into a state that has more stringent anti-takeover and related provisions
    . Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.
    .  Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case
    . Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered
    . Amending articles to relax quorum requirements for special resolutions
    . ^ Re-election of director(s) directly responsible for a company's fraudulent or criminal act
    . ^ Re-election of director(s) who holds offices of chairman and CEO
    . Re-election of director(s) who serve on audit, compensation and nominating committees
    . ^ Election of directors with service contracts of three years, which exceed best practice and any change in control provisions
    . ^ Adoption of option plans/grants to directors or employees of related companies
    . ^ Lengthening internal auditors' term in office to four years







B. SHAREHOLDER PROPOSALS:

  Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.


  1.When voting shareholder proposals, in general, initiatives related to the following items are supported:

    . Auditors should attend the annual meeting of shareholders

    . ^Election of the board on an annual basis
    .  Equal access to proxy process
    . ^Submit shareholder rights plan poison pill to vote or redeem
    . ^Undo various anti-takeover related provisions
    . ^Reduction or elimination of super-majority vote requirements
    . Anti-greenmail provisions
    . ^ Submit audit firm ratification to shareholder votes
    . Audit firm rotations every five or more years
    . Requirement to expense stock options
    . ^ Establishment of holding periods limiting executive stock sales . ^ Report on executive retirement benefit plans
    . ^ Require two-thirds of board to be independent
    . ^ Separation of chairman and chief executive posts

  2.When voting shareholder proposals, in general, initiatives related to the following items are not supported:

    . Requiring directors to own large amounts of stock before being eligible to be elected
    . Restoring cumulative voting in the election of directors
    . Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders
    . Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as
      specific     boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principles.
    . Restrictions banning future stock option grants to executives except in extreme cases

  3.Additional shareholder proposals require case-by-case analysis

    . Prohibition or restriction of auditors from engaging in non-audit services
      (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)
    . Requirements that stock options be performance-based
    . Submission of extraordinary pension benefits for senior executives under a company's SERP for shareholder approval
    . Shareholder access to nominate board members^
    . Requiring offshore companies to reincorporate into the United States

  Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.


  Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others that could be considered expressions of activism are not under consideration at this time.
   Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.

III. CONFLICTS OF INTEREST

  Columbus Circle will monitor its proxy voting process for material conflicts of interest. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.


  Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest. As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.


  In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or and requires additional company-specific decision-making, Columbus Circle will vote according to the voting recommendation of ISS. In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.





  Eff. 01/20/2006

                             EMERALD ADVISERS, INC.
                              PROXY VOTING POLICY

The voting policies set forth below apply to all proxies which Emerald Advisers, Inc. is entitled to vote. It is EAI's policy to vote all such proxies. Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations. The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund's management. First and foremost, the investor is a fiduciary and secondly, an owner. Fiduciaries and owners are responsible for their investments. These responsibilities include:


 1) Selecting proper directors

 2) Insuring that these directors have properly supervised management
 3) Resolve issues of natural conflict between shareholders and managers
  a) Compensation
  b) Corporate Expansion
  c) Dividend Policy
  d) Free Cash Flow
  e) Various Restrictive Corporate Governance Issues, Control Issues, etc.
  f) Preserving Integrity

In voting proxies, EAI will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, EAI will exercise its vote in an activist pro-shareholder manner in accordance with the following policies.


I. BOARD OF DIRECTORS

  In theory, the Board represents shareholders, in practice, all too often Board members are selected by management. Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position. In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members. Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members. Independence is an important criterium to adequately protect shareholders' ongoing financial interest and to properly conduct a board member's oversight process. Independence though, is only the first criteria for a Board. Boards need to be responsible fiduciaries in their oversight and decision-making on behalf of the owners of the corporations. Too many companies are really ownerless. Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out. A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.

  A. ELECTION OF DIRECTORS, a Board of Directors, or any number of Directors. In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.
    . Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.
    . Votes should be case in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.
    . Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.
    . Votes should be withheld for directors who nay have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).
    . Votes should be withheld, on a case by case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.
    . Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for absences.
    . Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.
    . Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders' views, review management, and provide oversight of the board and their directors.

  B. SELECTION OF ACCOUNTANTS: EAI will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

  C. INCENTIVE STOCK PLANS. EAI will generally vote against all excessive compensation and incentive stock plans which are not performance related.

  D. CORPORATE RESTRUCTURING PLANS or company name changes, will generally be evaluated on a case by case basis.

  E. ANNUAL MEETING LOCATION.

    This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. RESOLUTION: EAI normally votes with management, except in those cases where management seeks a location to avoid their shareholders.


  F.   PREEMPTIVE RIGHTS.

    This is usually a shareholder request enabling shareholders to participate first in any new offering of company common stock. RESOLUTION: We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.


  G.  MERGERS AND/OR ACQUISITIONS.

    Each Merger and/or acquisition has numerous ramifications for long term shareholder value. RESOLUTION: After in-depth valuation EAI will vote its shares on a case by case basis.


II.  CORPORATE GOVERNANCE ISSUES

  These issues include those areas where voting with management may not be in the best interest of the institutional investor. All proposals should be examined on a case by case basis.


  A. PROVISIONS RESTRICTING SHAREHOLDER RIGHTS.

    These provisions would hamper shareholders' ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders' rights to nominate, elect, or remove directors. These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. RESOLUTION: Vote AGAINST
                                                     ------------------------
    management proposals to implement such restrictions and vote For shareholder
    ----------------------------------------------------------------------------
    proposals to eliminate them.
    ----------------------------


  B. ANTI-SHAREHOLDER MEASURES

    These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interest of shareholders since they do not allow for the most productive use of corporate assets.


    1. CLASSIFICATION OF THE BOARD OF DIRECTORS:
      A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. RESOLUTION: Vote AGAINST proposals to classify the Board and
                    ------------------------------------------------------------
      support proposals (usually shareholder initiated) to implement annual
      ---------------------------------------------------------------------
      election of the Board.
      ----------------------


    2. SHAREHOLDER RIGHTS PLANS (POISON PILLS):
      Anti-acquisition proposals of this sort come in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control.
      RESOLUTION: Vote Against proposals to adopt Shareholder Rights Plans, and
      -------------------------------------------------------------------------
      vote For Shareholder proposals eliminating such plans.
      ------------------------------------------------------


    3. UNEQUAL VOTING RIGHTS:
      A takeover defense, also known as superstock, which give holders disproportionate voting rights. EAI adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. RESOLUTION: Vote AGAINST proposals creating different classes of
               ----------------------------------------------------------------
      stock with unequal voting privileges.
      -------------------------------------


    4. SUPERMAJORITY CLAUSES:
      These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. RESOLUTION: Vote AGAINST management proposals
                                  ---------------------------------------------
      to implement supermajority clauses and support shareholder proposals to
      -----------------------------------------------------------------------
      eliminate them.
      ---------------


    5. FAIR PRICE PROVISIONS:
      These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. RESOLUTION: Vote AGAINST management
                                          -----------------------------------
      proposals to implement fair price provisions and vote FOR shareholder
      ---------------------------------------------------------------------
      proposals to eliminate them. CAVEAT: Certain fair price provisions are
      ---------------------------
      legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholders' interest.


    6. INCREASES IN AUTHORIZED SHARES AND/OR CREATION OF NEW CLASSES OF COMMON AND PREFERRED STOCK:
      a. INCREASING AUTHORIZED SHARES.
        EAI will support management if they have a stated purpose for increasing the authorized number of common and preferred stock. Under normal circumstances, this would indicate stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company. Resolution: On a case by case basis, vote AGAINST management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its rights to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.


      b. CREATION OF NEW CLASSES OF STOCK.
        Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion. The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These "blank check" issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders. Resolution: EAI would vote AGAINST
                                            ----------------------------------
        management in allowing the Board the discretion to issue any type of
        --------------------------------------------------------------------
        "blank check" stock without shareholder approval.
        -------------------------------------------------


  C. DIRECTORS AND MANAGEMENT LIABILITY AND INDEMNIFICATION

    These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action. Resolution: On a case by case basis, EAI votes AGAINST attempts by
            ------------------------------------------------------------------
    management to eliminate director's and management liability for their duty
    --------------------------------------------------------------------------
    of care.
    --------


  D. COMPENSATION PLANS (INCENTIVE PLANS)

    Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as "golden parachutes" or "tin parachutes" as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type.
    Resolution: On a case by case basis, vote AGAINST attempts by management to
    ---------------------------------------------------------------------------
    adopt proposals that are specifically designed to grossly or unduly benefit
    ---------------------------------------------------------------------------
    members of executive management in the event of an acquisition.
    ---------------------------------------------------------------


  E. GREENMAIL

    EAI would not support management in the payment of greenmail. Resolution:
                                                                  -----------
    EAI would vote FOR any shareholder resolution that would eliminate the
    ----------------------------------------------------------------------
    possibility of the payment of greenmail.
    ----------------------------------------


  F. CUMULATIVE VOTING

    Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected. Resolution: Cumulative voting tends to serve special
                           ----------------------------------------------------
    interests and not those of shareholders, therefore EAI will vote AGAINST any
    ----------------------------------------------------------------------------
    proposals establishing cumulative voting and For any proposal to eliminate
    --------------------------------------------------------------------------
    it.
    ---


  G. PROPOSALS DESIGNED TO DISCOURAGE MERGERS & ACQUISTIONS IN ADVANCE

    These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluation takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc. would have to be considered along with those of the shareholder. These proposals may be worded: "amendments to instruct the Board to consider certain factors when evaluation an acquisition proposal". Directors are elected to primarily to promote and protect shareholder interests. Directors should not allow other considerations to dilute or deviated from those interests. Resolution: EAI will vote AGAINST proposals
                                   -------------------------------------------
    that would discourage the most productive use of corporate assets in
    --------------------------------------------------------------------
    advance.
    --------


  H. CONFIDENTIAL VOTING

    A company that does not have a secret ballot provision had the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how their proposals are being accepted. If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Resolution: Vote FOR
                                                           --------------------
    proposals to establish secret ballot voting.
    --------------------------------------------


  I.   DISCLOSURE

    Resolution: EAI will vote AGAINST proposals that would require any kind of
                --------------------------------------------------------------
    unnecessary disclosure of business records. EAI will vote For proposals that
    ----------------------------------------------------------------------------
    require disclosure of records concerning unfair labor practices or records
    --------------------------------------------------------------------------
    dealing with the public safety.
    -------------------------------


  J.   SWEETENERS

    Resolution: EAI will vote AGAINST proposals that include what are called
    ------------------------------------------------------------------------
    "sweeteners" used to entice shareholders to vote for a proposal that
    --------------------------------------------------------------------
    includes other items that may not be in the shareholders' best interest. For
    ----------------------------------------------------------------------------
    instance, including a stock split in the same proposal as a classified
    ----------------------------------------------------------------------
    Board, or declaring an extraordinary dividend in the same proposal
    ------------------------------------------------------------------
    installing a shareholders' rights plan (Poison Pill).
    -----------------------------------------------------


  K. CHANGING THE STATE OF INCORPORATION

    If management sets forth a proposal to change the State of Incorporation, the reason for the change is usually to take advantage of another state's liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc. Resolution: ON
                                                                 --------------
    A CASE BY CASE BASIS, EAI will vote AGAINST proposals changing the State of
    ---------------------------------------------------------------------------
    Incorporation for the purposes of their anti-shareholder provisions and will
    ----------------------------------------------------------------------------
    support shareholder proposals calling for reincorporation into a
    ----------------------------------------------------------------
    jurisdiction more favorable to shareholder democracy.
    -----------------------------------------------------


  L. EQUAL ACCESS TO PROXY STATEMENTS

    EAI supports stockholders' rights to equal access to the proxy statement, in the same manner that management has access. Stockholders are owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. Resolution: EAI
                                                                ---------------
    will support any proposal calling for equal access to proxy statements.
    -----------------------------------------------------------------------


  M.  ABSTENTION VOTES

    EAI supports changes in the method of accounting for abstention votes. Abstention votes should not be considered as shares "represented" or "cast" at an annual meeting. Only those shares cast favoring or opposing a proposal
                                                 --------------------
    should be included in the total votes cast to determine if a majority vote has been achieved. Votes cast abstaining should not be included in total votes cast. Resolution: EAI will support any proposal to change a company's
                ---------------------------------------------------------------
    by-laws or articles of incorporation to reflect the proper account for
    ----------------------------------------------------------------------
    abstention votes.
    -----------------


III.  OTHER ISSUES

  On other major issues involving questions of community interest, moral and
  social     concern, fiduciary trust and respect for the law such as:

  A. Human Rights

  B. Nuclear Issues

  C. Defense Issues

  D. Social Responsibility

  EAI, in general supports the position of management. Exceptions to this policy include:


    1. SOUTH AFRICA
      EAI will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.


    2. NORTHERN IRELAND
      EAI will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.


ESSEX INVESTMENT MANAGEMENT COMPANY, LLC

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Essex views seriously its responsibility to exercise proxy voting authority over securities within its clients' portfolios. As an investment adviser and fiduciary of client assets, Essex utilizes proxy voting policies and procedures intended to protect the value of shareholder investments and are designed to reasonably ensure that Essex votes proxies in the best interest of clients for whom Essex has voting authority. In voting proxies, we seek to both maximize the long-term value of our clients' assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets.


The following, is a summary of the policies and procedures that govern the voting of proxies in situations where Essex is responsible for such voting. Essex clients will either retain proxy voting authority or delegate it to Essex.
 If a client has delegated such authority to Essex (whether in the client's investment management agreement with Essex or otherwise), Essex will vote
proxies for that client.    If a particular client for whom Essex has investment
discretion has not explicitly delegated proxy voting authority to Essex, Essex will vote such client's proxies. .


VOTING AGENT
Essex has contracted with an independent third party, Institutional Shareholders Services ("ISS"), to conduct in-depth proxy research, execute proxy votes, and keep various records necessary for tracking proxy voting actions taken and proxy voting materials for the appropriate client account. ISS specializes in providing a variety of fiduciary-level services related to proxy voting. ISS researches proxy issues and then independent from Essex executes votes.

Essex has adopted ISS' proxy voting policy guidelines as its own and votes Essex's clients' proxies (for those clients over which it has proxy voting authority) according to those policy guidelines. There are three sets of ISS proxy voting policy guidelines adopted by Essex, two for Taft-Hartley Union/Public Plan Sponsor clients (PVS or SIRS proxy voting policy and guidelines) and another, for all other clients, covering U.S. and global
proxies.    It is the client's decision as to which set of guidelines will be used to vote its proxies.


Details of ISS' proxy voting policy guidelines are available upon request.


In extraordinary circumstances, Essex's Proxy Voting Committee ("Committee") and Compliance Officer may actively issue a voting instruction. The Committee is discussed below.


PROXY VOTING COMMITTEE
Essex's Proxy Voting Committee is responsible for deciding what is in the best
interests of clients when determining how proxies are voted.   The Committee
meets at least annually to review and re-approve (if the Committee determines they continue to be reasonably designed to be in the best interest of Essex's clients), ISS' proxy voting policies as Essex's own proxy voting policies. Any changes to the ISS voting policies must be reviewed, approved, and adopted by the Committee at the time the changes occur. The Committee also would become involved in extraordinary circumstances in which Essex decides to exercise it voting discretion.

CONFLICTS OF INTEREST
As noted, Essex has an agreement with ISS as an independent proxy voting agent and Essex has adopted the ISS proxy voting policies. The adoption of the ISS proxy voting policies provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Essex may have to interpret on how to vote proxies in cases where Essex has a material conflict of interest or the appearance of a material conflict of interest.

There may be a situation where ISS itself may have a material conflict with an issuer of a proxy vote for which it is voting on Essex's clients' behalf. In those situations, ISS will fully or partially abstain from voting and Essex's Committee will provide the actual voting recommendation after a review of the vote(s) involved. Essex's Compliance Officer must approve any decision made on such vote prior to the vote being cast.


Essex's Committee and Compliance Officer will also become involved in any other situation, though expected to be rare, where Essex takes voting discretion from
ISS.    In both of the preceding circumstances, the Committee and Essex's
Compliance Officer will work to ensure that prior to a vote being made, conflicts of interest were identified and material conflicts were properly addressed such that the vote was in the best interest of the clients rather than the product of the conflict.


HOW TO OBTAIN VOTING INFORMATION
Clients may obtain information about how Essex voted proxies for securities held in their account(s) or a copy of Essex's full proxy voting policy and procedures by contacting Valerie Sullivan at (617) 342-3241 or at proxyvoting@essexinvest.com.
                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                              GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")
                      PROXY VOTING POLICIES AND PROCEDURES




I.INTRODUCTION AND GENERAL PRINCIPLES

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.


This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.


GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.


II.PROXY VOTING GUIDELINES

GMO has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting agent to:


 1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;


 2) ensure that proxies are voted and submitted in a timely manner;

 3) handle other administrative functions of proxy voting;

 4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

 5) maintain records of votes cast; and

 6) provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A.
 GMO reserves the right to amend any of ISS's guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.


Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.


III.PROXY VOTING PROCEDURES

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:





 1) Implementing and updating the applicable domestic and global ISS proxy voting guidelines;


 2) Overseeing the proxy voting process; and

 3) Providing periodic reports to GMO's Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.


IV.CONFLICTS OF INTEREST

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.


In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or
(b) seek instructions from its clients.


In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:


 1) GMO has a business relationship or potential relationship with the issuer;


 2) GMO has a business relationship with the proponent of the proxy proposal; or

 3) GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or
(iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.


V.RECORDKEEPING

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:


 1) a copy of these policies and procedures which shall be made available to clients, upon request;


 2) a record of each vote cast (which ISS maintains on GMO's behalf); and

 3) each written client request for proxy records and GMO's written response to any client request for such records.




Such proxy voting records shall be maintained for a period of five years.


VI.REPORTING

GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.


VII.DISCLOSURE

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.


Effective:  August 6, 2003




                      ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.





1.AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

.. . An auditor has a financial interest in or association with the company, and is therefore not independent
.. . Fees for non-audit services are excessive, or .. . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees attendance at board meetings corporate governance provisions and takeover activity, long-term company performance responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.




CLASSIFICATION/DECLASSIFICATION OF THE BOARD


Vote AGAINST proposals to classify the board.


Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

 Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent
..
SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.


6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.


7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.


8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
.. . It is intended for financing purposes with minimal or no dilution to current shareholders
.. . It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.


Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.




MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
.. . Historic trading patterns
.. . Rationale for the repricing
.. . Value-for-value exchange
.. . Option vesting
.. . Term of the option
.. . Exercise price
.. . Participation



EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
.. . Purchase price is at least 85 percent of fair market value
.. . Offering period is 27 months or less, and .. . Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION


Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.


10.SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.


In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.




                   CONCISE SUMMARY OF ISS GLOBAL PROXY VOTING
                                   GUIDELINES

Following is a concise summary of general policies for voting global proxies.
 In addition, ISS has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS
Vote FOR approval of financial statements and director and auditor reports, unless:
.. . there are concerns about the accounts presented or audit procedures used; or .. . the company is not responsive to shareholder questions about specific items that should be publicly disclosed.
..

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
.. . there are serious concerns about the accounts presented or the audit procedures used;
.. . the auditors are being changed without explanation; or .. . nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.


ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS
Vote FOR the appointment or reelection of statutory auditors, unless:
.. . there are serious concerns about the statutory reports presented or the audit procedures used;
.. . questions exist concerning any of the statutory auditors being appointed; or .. . the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
ALLOCATION OF INCOME
Vote FOR approval of the allocation of income, unless:
.. . the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
.. . the payout is excessive given the company's financial position.



STOCK (SCRIP) DIVIDEND ALTERNATIVE
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION
Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.
AMEND QUORUM REQUIREMENTS
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS
Vote AGAINST other business when it appears as a voting item.
DIRECTOR ELECTIONS
Vote FOR management nominees in the election of directors, unless:
.. . there are clear concerns about the past performance of the company or the board; or

.. . the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.


Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.


Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

DIRECTOR COMPENSATION
Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.


Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.


Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT
Vote FOR discharge of the board and management, unless:
.. . there are serious questions about actions of the board or management for the year in question; or
.. . legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.



BOARD STRUCTURE
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.



SHARE ISSUANCE REQUESTS
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
.. . the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or .. . the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.




CAPITAL STRUCTURES
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.



PREFERRED STOCK
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.



SHARE REPURCHASE PLANS:
Vote FOR share repurchase plans, unless:
.. . clear evidence of past abuse of the authority is available; or .. . the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:
Vote FOR mergers and acquisitions, unless:
.. . the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or .. . the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.


ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:
Vote reincorporation proposals on a CASE-BY-CASE basis.
EXPANSION OF BUSINESS ACTIVITIES:
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
RELATED-PARTY TRANSACTIONS:
Vote related-party transactions on a CASE-BY-CASE basis.
COMPENSATION PLANS:
Vote compensation plans on a CASE-BY-CASE basis.
ANTITAKEOVER MECHANISMS:
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.


Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                      JACOBS LEVY EQUITY MANAGEMENT, INC.
                      PROXY VOTING POLICIES AND PROCEDURES




                             AS OF JANUARY 1, 2006



I.POLICY



 Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Jacobs Levy has discretion to vote the proxies of its clients, proxies will be voted in the best interests of its clients and in accordance with these policies and procedures.


II.PROXY VOTING PROCEDURES



 Proxies are obtained by the Portfolio Accounting Department through ADP Proxy Edge, a third party application used for proxy notification and voting.
  Portfolio Accounting, headed by the Manager of Portfolio Accounting, reports to the Jacobs Levy Compliance Officer. Portfolio Accountants will:



  a) download share information from client's custodian through ADP Proxy Edge;



  b) reconcile share information between Jacobs Levy's accounting records and the custodian's records and resolve any variances; and

  c) make the initial determination how Jacobs Levy should vote the proxy as dictated by voting guidelines and will load the vote into ADP Proxy Edge.
     Portfolio Accounting will send a package with all supporting documentation to the Manager of Portfolio Accounting. The Manager of Portfolio Accounting is responsible for reviewing and approving the proposed proxy vote (and consulting with the Compliance Officer and/or the Principals, if necessary).
     Once approved, Portfolio Accounting submits the votes electronically through ADP Proxy Edge.

 Where Jacobs Levy retains a third party to assist in coordinating and voting proxies with respect to client securities, the Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.


III.VOTING GUIDELINES

 Jacobs Levy will vote proxies in the best interests of its clients. Clients can provide specific voting guidelines, which would be implemented for their account. Jacobs Levy believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.


 Jacobs Levy utilizes the services of Institutional Shareholder Services (ISS), a third party provider of proxy analyses and voting recommendations. ISS assigns a proxy issue code to all proxy voting proposals and also issues a voting recommendation. A cumulative listing of ISS proxy issue codes is maintained by Portfolio Accounting. Jacobs Levy will vote proxies in accordance with ISS' recommendations, except as provided in (a) - (d) below:



  a) There are specific proxy issues that Jacobs Levy has identified with respect to which it will vote with management and others with respect to which it will vote against management because Jacobs Levy believes the intent is to entrench management or dilute the value or safety of shares to shareholders. A comprehensive listing of these issues is included as Exhibit A.

  b) It is Jacobs Levy's belief that it is not its place to make moral or social decisions for companies and therefore Jacobs Levy intends to vote with management's recommendations on such issues, as management is in a better position to judge the effects of such decisions on the company.

  c) In certain circumstances, a proxy may include "hidden" additional issues for which Jacobs Levy's position, as noted above, may differ from the overall ISS recommendation. In these instances, Jacobs Levy will not vote with the ISS recommendation.

  d) Any issue with a new ISS proxy issue code will be forwarded to one of the Principals or the Compliance Officer for review and determination of how the proxy should be voted.

IV.CONFLICTS OF INTEREST

  a) The Compliance Officer will identify any conflicts that exist between the interests of Jacobs Levy and its clients. This examination will include a review of the relationship of Jacobs Levy with the issuer of each security to determine if the issuer is a client of Jacobs Levy or has some other relationship with Jacobs Levy or a client of Jacobs Levy.

  b) If a material conflict exists, Jacobs Levy will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the clients or whether some alternative action is appropriate, including, without limitation, following the ISS recommendation.

V.DISCLOSURE

  a) Jacobs Levy will disclose in its Form ADV Part II that clients may contact the Compliance Officer, Peter A. Rudolph, via email or telephone at pete.rudolph@jlem.com or (973) 410-9222 in order to obtain information on how Jacobs Levy voted such client's proxies and/or to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how Jacobs Levy voted the client's proxy.

  b) A concise summary of these Proxy Voting Policies and Procedures will be included in Jacobs Levy's Form ADV Part II, and will be updated whenever these policies and procedures are updated. Jacobs Levy's Form ADV Part II will be offered to existing clients annually.

VI. RECORDKEEPING

 The Manager of Portfolio Accounting and Compliance Officer will maintain files relating to Jacobs Levy's proxy voting procedures. Records will be maintained and preserved for at least five years from the end of the fiscal year during which the last entry was made on a record, with records for at least the most recent two years kept in the offices of Jacobs Levy. Records of the following will be included in the files:

  a) Copies of these proxy voting policies and procedures, and any amendments thereto.



  b) A hard and electronic copy of each proxy statement that Jacobs Levy receives. In addition, Jacobs Levy may obtain a copy of proxy statements from ADP.

  c) A hard copy and electronic record of each vote that Jacobs Levy casts. In addition, voting records may be obtained from ADP.

  d) A copy of any document Jacobs Levy created that was material to making a decision on how to vote proxies, or that memorializes that decision.

  e) A copy of each written client request for information on how Jacobs Levy voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Jacobs Levy voted its proxies.
                                   EXHIBIT A
                     VOTING POLICY ON SPECIFIC PROXY ISSUES

                      MANAGEMENT PROPOSALS - ROUTINE/BUSINESS
       ISSUE
        CODE                        DESCRIPTION                         VOTE
       -----                        -----------
      M0101     Ratify Auditors                                      For
      M0106     Amend Articles/Charter-General Matters               For
      M0111     Change Company Name                                  For
      M0117     Designate Inspector or Shareholder Rep. of Minutes
                of Meetings                                          For
      M0119     Reimburse Proxy Contest Expense                      Against
      M0124     Approve Stock Dividend Program                       For
      M0125     Other Business                                       Against
      M0129     Approve Minutes of Meeting                           For
      M0136     Approve Auditors and Authorize Board to Fix
                Remuneration of Auditors                             For
      M1050     Receive Financial Statements and Statutory Reports   For


                     MANAGEMENT PROPOSALS - DIRECTOR RELATED
       ISSUE
        CODE                       DESCRIPTION                        VOTE
       -----                       -----------                        ----
      M0201     Elect Directors                                    For
      M0205     Allow Board to Set its Own Size                    Against
      M0206     Classify the Board of Directors                    Against
      M0207     Eliminate Cumulative Voting                        For
      M0215     Declassify the Board of Directors                  For
      M0218     Elect Directors to Represent Class X Shareholders  For
      M0226     Classify Board and Elect Directors                 Against


                      MANAGEMENT PROPOSALS - CAPITALIZATION
       ISSUE
        CODE                       DESCRIPTION                         VOTE
       -----                       -----------                         ----
      M0304     Increase Authorized Common Stock                    For
      M0308     Approve Reverse Stock Split                         For
      M0309     Approve Increase in Common Stock and a Stock Split  For
      M0314     Eliminate Preemptive Rights                         For
      M0316     Amend Votes Per Share of Existing Stock             Against
      M0320     Eliminate Class of Preferred Stock                  For
      M0322     Cancel Company Treasury Shares                      For
      M0325     Reduce Authorized Common Stock                      For
      M0374     Approve Reduction in Share Capital                  For

                               Global Proxy Voting
                            Procedures and Guidelines


                                  2006 Edition

                                  April 1, 2006

                            Table of Contents- Global


Part I:      JPMorgan Asset Management Global Proxy-Voting Procedures

             A.   Objective.............................................. 3
             B.   Proxy Committee........................................ 3
             C.   The Proxy Voting Process............................... 3-4
             D.   Material Conflicts of Interest......................... 5
             E.   Escalation of Material Conflicts of Interest........... 5
             F.   Recordkeeping.......................................... 6
                  Exhibit A.............................................. 6



Part II:     JPMorgan Asset Management Global Proxy-Voting Guidelines

             A. North America........................................... 8-21
                  Table of Contents..................................... 9-10
                  Guidelines............................................ 11-21

             B.  Europe, Middle East, Africa, Central America
                  and South America.......................................22-33
                  Table of Contents.......................................23
                  Guidelines..............................................24-33

             C.   Asia (ex-Japan).........................................34-42
                  Table of Contents.......................................35
                  Guidelines..............................................36-42


             D.   Japan................................................   43-44



Part I:  JPMorgan Asset Management Global
                Proxy Voting Procedures


A.    Objective

     As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a "JPMAM Entity" and collectively as "JPMAM") may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures. 1

     These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the "Guidelines"). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.    Proxy Committee

      To oversee the proxy-voting process on an ongoing basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C. The Proxy Voting Process 2

     JPMAM investment professionals monitor the corporate actions of the companies held in their clients' portfolios. To assist JPMAM investment professionals with public companies' proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service ("Independent Voting Service"). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service's analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below).


C.   The Proxy Voting Process - Continued

     Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

     Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator ("Proxy Administrator") for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service's recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, "Overrides"); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

     In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator's duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.


     In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification ("Certification") which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase ("JPMC") Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM'S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients' interests.

     -----------------------
     (1) Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Washington Management Group's proxy voting policies and not the policies of JPMAM. The JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the Managers, as applicable, and not the policies of JPMAM, except, to the extent the JPMAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund. The Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavorial Value Fund, and the UM Small Cap Growth Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMAM.

   (2)The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

D.   Material Conflicts of Interest

     The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a placecountry-regionU.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser's interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM's investment processes and decisions, including proxy-voting decisions, and to protect JPMAM's decisions from influences that could lead to a vote other than in its clients' best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM's predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

     Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM's voting decision.

E.   Escalation of Material Conflicts of Interest

     When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

     Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:
     o    removing certain JPMAM personnel from the proxy voting process;
     o "walling off" personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
     o voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
     o deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

     The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F.   Recordkeeping

     JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:
     o    a copy of the JPMAM Proxy Voting Procedures and Guidelines;
     o    a copy of each proxy statement received on behalf of JPMAM clients;
     o    a record of each vote cast on behalf of JPMAM client holdings;
     o a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
     o a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
     o a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

     It should be noted that JPMAM reserves the right to use the services of the
     Independent   Voting  Service  to  maintain  certain  required  records  in accordance with all applicable regulations.


                                    Exhibit A

     JPMorgan High Yield Partners LLC
     JPMorgan Investment Advisors Inc.
     Bank One Trust Company, NA
     JPMorgan Chase Bank , NA
     J.P. Morgan Asset Management (placeCityLondon) Limited J.P. Morgan Asset Management (placecountry-regionUK) Limited J.P. Morgan Investment Management Inc.
     J.P. Morgan Investment Management Limited
     JF Asset Management Limited
     JF Asset Management (placecountry-regionSingapore) Limited
     JF International Management Inc.
     Pacholder & Company, LLC
     Security Capital Research & Management Incorporated


Part II: Proxy Voting Guidelines



JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JMPFAM currently has four sets of proxy voting guidelines covering the regions of (1) placeNorth America, (2) placeEurope, placeMiddle East, placeAfrica, placeCentral America and placeSouth America (3) placeAsia (ex-Japan) and (4) placecountry-regionJapan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.


Part II.A: North America Proxy Voting


Part II.A: North America Guidelines Table of Contents

1. Uncontested Director Elections.............................................11

2. Proxy Contests.............................................................11
a. Election of Directors......................................................11
b. Reimburse Proxy Solicitation Expenses......................................11

3. Ratification of Auditors...................................................11

4. Proxy Contest Defenses..................................................12-13
a. Board Structure: Staggered vs. Annual Elections............................12
b. Shareholder Ability to Remove Directors....................................12
c. Cumulative Voting..........................................................12
d. Shareholder Ability to Call Special Meeting................................13
e. Shareholder Ability to Act by Written Consent..............................13
f. Shareholder Ability to Alter the Size of the Board.........................13

5. Tender Offer Defenses...................................................13-14
a. Poison Pills...............................................................13
b. Fair Price Provisions......................................................13
c. Greenmail..................................................................13
d. Unequal Voting Rights......................................................13
e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws......13
f. Supermajority Shareholder Vote Requirement to Approve Mergers..............14

6. Miscellaneous Board Provisions..........................................14-15
a. Separate Chairman and CEO Positions........................................14
b. Lead Directors and Executive Sessions......................................14
c. Majority of Independent Directors..........................................14
d. Stock Ownership Requirements...............................................14
e. Term of Office.............................................................15
f. Director and Officer Indemnification and Liability Protection..............15
g. Board Size.................................................................15
h. Majority Vote Standard.....................................................15

7. Miscellaneous Governance Provisions.....................................15-16
a. Independent Nominating Committee...........................................15
b. Confidential Voting........................................................15
c. Equal Access...............................................................15
d. Bundled Proposals..........................................................15
e. Charitable Contributions...................................................15
f. Date/Location of Meeting...................................................15
g. Include Nonmanagement Employees on Board...................................16
h. Adjourn Meeting if Votes are Insufficient..................................16
i. Other Business.............................................................16
j. Disclosure of Shareholder Proponents.......................................16

8. Capital Structure.......................................................16-17
a. Common Stock Authorization.................................................16
b. Stock Distributions: Splits and Dividends..................................16
c. Reverse Stock Splits.......................................................16
d. Blank Check Preferred Authorization........................................16
e. Shareholder Proposals Regarding Blank Check Preferred Stock................16
f. Adjustments to Par Value of Common Stock...................................16
g. Restructurings/Recapitalizations...........................................17
h. Share Repurchase Programs..................................................17
i. Targeted Share Placements..................................................17

Part II.A: North America Guidelines Table of Contents

9.  Executive and Director Compensation....................................17-18
a.  Stock-based Incentive Plans............................................17-18
b.  Approval of Cash or Cash-and-Stock Bonus Plans............................18
c.  Shareholder Proposals to Limit Executive and Director Pay.................18
d.  Golden and Tin Parachutes.................................................18
e.  401(k) Employee Benefit Plans.............................................18
f.  Employee Stock Purchase Plans.............................................18
g.  Option Expensing..........................................................18
h.  Option Repricing..........................................................18
i.  Stock Holding Periods.....................................................18

10. Incorporation.............................................................19
a.  Reincorporation Outside of the United States..............................19
b.  Voting on State Takeover Statutes.........................................19
c.  Voting on Reincorporation Proposals.......................................19

11. Mergers and Corporate Restructurings......................................19
a.  Mergers and Acquisitions..................................................19
b.  Nonfinancial Effects of a Merger or Acquisition...........................19
c.  Corporate Restructuring...................................................19
d.  Spin-offs.................................................................19
e.  Asset Sales...............................................................19
f.  Liquidations..............................................................19
g.  Appraisal Rights..........................................................19
h.  Changing Corporate Name...................................................19

12. Social and Environmental Issues........................................19-20
a.  Energy and Environment....................................................19
b.  Northern Ireland..........................................................20
c.  Military Business.........................................................20
d.  International Labor Organization Code of Conduct..........................20
e.  Promote Human Rights in China, Nigeria, and Burma.........................20
f.  World Debt Crisis.........................................................20
g.  Equal Employment placeOpportunity and Discrimination......................20
h.  Animal Rights.............................................................20
i.  Product Integrity and Marketing...........................................20
j.  Human Resources Issues....................................................20
k.  Link Executive Pay with Social and/or Environmental Criteria..............20

13. Foreign Proxies...........................................................21

14. Pre-Solicitation Contact..................................................21

Part II.A: placeNorth America Guidelines

1.   Uncontested Director Elections
     Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

     1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

     2) implement or renew a dead-hand or modified dead-hand poison pill; or adopted or renewed apoison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption.

     3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

     4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

     5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

     6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

     7) WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than six public company boards.

     8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a - Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

     9)WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company's internal controls.

     Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2.   Proxy Contests
     2a.  Election of Directors
     Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     2b.  Reimburse Proxy Solicitation Expenses
     Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.   Ratification of Auditors
     Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

     Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

     Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

4.   Proxy Contest Defenses
     4a.  Board Structure: Staggered vs. Annual Elections
     Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company's governing documents contain each of the following provisions:

     1) Majority of board composed of independent directors,

     2) Nominating committee composed solely of independent directors,

     3) Do not require more than a two-thirds shareholders' vote to remove a director, revise any bylaw or revise any classified board provision,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6) Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

     4b. Shareholder Ability to Remove Directors
     Vote against proposals that provide that directors may be removed only for cause.

     Vote for proposals to restore shareholder ability to remove directors with or without cause.

     Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     Vote for proposals that permit shareholders to elect directors to fill board vacancies.

     4c.  Cumulative Voting
     Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company's governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

     1) Annually elected board,

     2) Majority of board composed of independent directors,

     3) Nominating committee composed solely of independent directors,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6) Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead- hand poison pill).

     4d.  Shareholder Ability to Call Special Meeting
     Vote against proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

     Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

     4e.  Shareholder Ability to Act by Written Consent
     We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders' meeting and matters to be discussed therein seems a reasonable protection of minority shareholder rights.

     We generally vote against proposals to allow or facilitate shareholder action by written consent.

     4f. Shareholder Ability to Alter the Size of the Board Vote for proposals that seek to fix the size of the board.

     Vote against proposals that give management the ability to alter the size of the board without shareholder approval.


5.   Tender Offer Defenses
     5a.  Poison Pills

     Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

     Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

     Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

     5b.  Fair Price Provisions
     Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

     Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

     5c.  Greenmail
     Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     5d.  Unequal Voting Rights
     Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

     Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

     5e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

     5f.  Supermajority Shareholder Vote Requirement to Approve Mergers
     Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.   Miscellaneous Board Provisions
     6a. Separate Chairman and CEO Positions
     We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

     o Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

                (1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

                (2) Serves as liaison between the chairman and the independent directors,

                (3) Approves information sent to the board,

                (4) Approves meeting agendas for the board,

                (5) Approves meeting schedules to assure that there is
                   sufficient time for discussion of all agenda items,

                (6) Has the authority to call meetings of the independent
                   directors, and

                (7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

     o    2/3 of independent board;

     o    All-independent key committees;

     o    Committee chairpersons nominated by the independent directors;

     o CEO performance is reviewed annually by a committee of outside directors; and

     o    Established governance guidelines.

         Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

     6b.  Lead Directors and Executive Sessions
     In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

     6c.  Majority of Independent Directors
     We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

     Vote for shareholder proposals requesting that the board's audit, compensation, and/or nominating committees include independent directors exclusively.

     Generally vote for shareholder proposals asking for a 2/3 independent board.

     6d.  Stock Ownership Requirements
     Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

     6e.  Term of Office
     Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

     6f. Director and Officer Indemnification and Liability Protection Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

     Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

     Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

     Vote for proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company's best interests, and (2) the director's legal expenses would be covered.

     6g.  Board Size
     Vote for proposals to limit the size of the board to 15 members.

     6h.  Majority Vote Standard
     We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company's governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.   Miscellaneous Governance Provisions
     7a.  Independent Nominating Committee
     Vote for the creation of an independent nominating committee.

     7b.  Confidential Voting
     Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

     Vote for management proposals to adopt confidential voting.

     7c.  Equal Access
     Vote for shareholder proposals that would give significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

     7d.  Bundled Proposals
     Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

     7e.  Charitable Contributions
     Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

     7f.  Date/Location of Meeting
     Vote against shareholder proposals to change the date or location of the shareholders' meeting. No one site will meet the needs of all shareholders.

     7g.  Include Nonmanagement Employees on Board
     Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

     7h.  Adjourn Meeting if Votes are Insufficient
     Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

     7i.  Other Business
     Vote for proposals allowing shareholders to bring up "other matters" at shareholder meetings.

     7j.  Disclosure of Shareholder Proponents
     Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.   Capital Structure
     8a.  Common Stock Authorization
     Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

     Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

     8b.  Stock Distributions: Splits and Dividends
     Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

     8c.  Reverse Stock Splits
     Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company's industry and performance in terms of shareholder returns.

     Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

     8d.  Blank Check Preferred Authorization
     Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

     Vote for proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

     Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

     Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance as measured by total shareholder returns.

     8e.  Shareholder Proposals Regarding Blank Check Preferred Stock
     Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

     8f.  Adjustments to Par Value of Common Stock
     Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

     8g.  Restructurings/Recapitalizations
     Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. Consider the following issues:

     Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

     Change in Control--Will the transaction result in a change in control of the company?

     Bankruptcy--Generally,    approve    proposals   that    facilitate    debt
     restructurings unless there areclear signs of self-dealing or other abuses.

     8h.  Share Repurchase Programs
     Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     8i.  Targeted Share Placements
     These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.   Executive and Director Compensation
     9a.  Stock-based Incentive Plans
     Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

     Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

     Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote-- even in cases where the plan cost is considered acceptable based on the quantitative analysis.

     We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company's most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company's most recent three-year burn rate exceeds two percent of common shares outstanding.

     For companies in the Russell 3000 we will generally vote against a plan when there is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

     9b.  Approval of Cash or Cash-and-Stock Bonus Plans
     Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

     9c.  Shareholder Proposals to Limit Executive and Director Pay
     Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

     Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

     Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

     9d.  Golden and Tin Parachutes
     Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

     9e.  401(k) Employee Benefit Plans
     Vote for proposals to implement a 401(k) savings plan for employees.

     9f.  Employee Stock Purchase Plans
     Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

     Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee's contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

     9g.  Option Expensing
     Generally, vote for shareholder proposals to expense fixed-price options.

     9h.  Option Repricing
     In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

     9i.  Stock Holding Periods
     Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

     9j.  Transferable Stock Options
     Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.


10. Incorporation
     10a. Reincorporation Outside of the placecountry-regionUnited States Generally speaking, we will vote against companies looking to reincorporate outside of the placecountry-regionU.S.

     10b. Voting on State Takeover Statutes
     Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
     10c. Voting on Reincorporation Proposals
     Proposals to change a company's state of incorporation should be examined on a case-by-case basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. Mergers and Corporate Restructurings
     11a. Mergers and Acquisitions
     Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

     11b. Nonfinancial Effects of a Merger or Acquisition
     Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

     11c. Corporate Restructuring
     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, "going private" proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

     11d. Spin-offs
     Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     11e. Asset Sales
     Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     11f. Liquidations
     Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     11g. Appraisal Rights
     Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

     11h. Changing Corporate Name Vote for changing the corporate name.

12. Social and Environmental Issues
     12a. Energy and Environment
     Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

Vote for proposals that request companies to outline their preparedness to comply with the Kyoto Protocol. Vote case-by-case on disclosure reports that seek additional information.


12b. Northern Ireland
     Vote case-by-case on proposals pertaining to the MacBride Principles.

     Vote case-by-case on disclosure reports that seek additional information about progress being made toward eliminating employment discrimination.

     12c. Military Business
     Vote case-by-case on defense issue proposals.

     Vote case-by-case on disclosure reports that seek additional information on military-related operations. 12d. International Labor Organization Code of Conduct Vote case-by-case on proposals to endorse international labor organization code of conducts.

     Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

     12e. Promote Human Rights in China, Nigeria, the Sudan and Burma
     Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

     Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

     12f. World Debt Crisis
     Vote case-by-case on proposals dealing with third world debt.

     Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.

     12g. Equal Employment placeOpportunity and Discrimination
     Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

     Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

     12h. Animal Rights
     Vote case-by-case on proposals that deal with animal rights.

     12i. Product Integrity and Marketing
     Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

     Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

     12j. Human Resources Issues
     Vote case-by-case on proposals regarding human resources issues.

     Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

     12k. Link Executive Pay with Social and/or Environmental Criteria
     Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

     Vote case-by-case on disclosure reports that seek additional information regarding this issue.





13. Foreign Proxies
     Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in placeCityLondon. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14. Pre-Solicitation Contact
     From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

     What is material non-public information?
     The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
     o    a pending acquisition or sale of a substantial business;
     o financial results that are better or worse than recent trends would lead one to expect;
     o    major management changes;
     o    an increase or decrease in dividends;
     o calls or redemptions or other purchases of its securities by the company;
     o    a stock split, dividend or other recapitalization; or
     o financial projections prepared by the Company or the Company's representatives.

     What is pre-solicitation contact?
     Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

     Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

     It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

Part II.B: Europe, Middle East, Africa, Central America and South America Proxy Voting

Part II.B: Europe, Middle East, Africa, Central America and South America Guidelines Table of Contents

1.   Reports & Accounts.......................................................24
a.   Annual Report............................................................24
b.   Remuneration Report......................................................24

2.   Dividends................................................................24

3.   Auditors.................................................................24
a.   Auditor placeCityIndependence............................................24
b.   Auditor Remuneration.....................................................24

4.   Boards...............................................................25-26
a.   Chairman & CEO...........................................................25
b.   Board Structure..........................................................25
c.   Board Size...............................................................25
d.   Board placeCityIndependence..............................................25
e.   Board Committees......................................................25-26

5.   Directors ............................................................26-27
a.   Directors' Contracts.....................................................26
b.   Executive Director Remuneration..........................................26
c.   Director Liability.......................................................27
d.   Directors over 70........................................................27

6.   Non-Executive Directors .................................................27
a.   Role of Non-Executive Directors..........................................27
b.   Director placeCityIndependence...........................................27
c.   Non-Executive Director Remuneration......................................27
d.   Multiple Directorships...................................................27
e.   Investment Trust Directors...............................................27

7.   Issue of Capital........................................................28
a.   Issue of Equity..........................................................28
b.   Issue of Debt............................................................28
c.   Share Repurchase Programmes..............................................28

8.   Mergers/Acquisitions.....................................................28

9.   Voting Rights............................................................28

10.  Share Options/Long-Term Incentive Plans (L-TIPs)........................29
a.   Share Options............................................................29
b.   Long-Term Incentive Plans (L-TIPs).......................................29

11.  Others...............................................................29-30
a.   Poison Pills.............................................................29
b.   Composite Resolutions....................................................30
c.   Social/Environmental Issues..............................................30
d.   Charitable Issues........................................................30
e.   Political Issues.........................................................30

12.  Activism..............................................................30-32
a.   Shareholder Activism and Company Engagement..............................30
b.   Activism Policy.......................................................31-32

13.  Sustainability........................................................32-33
a.   Sustainability Statement.................................................32
b.   Sustainability Policy.................................................32-33

Part II.B: Europe, Middle East, Africa, Central America and South America Guidelines

1.   Reports & Accounts
     1a.  Annual Report
     Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

     The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist. For placecountry-regionUK companies, a statement of compliance with the Combined Code should be made, together with detailed explanations regarding any area of non-compliance.

     Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure (while meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

     1b.  Remuneration Report
     The remuneration policy as it relates to senior management should be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of executive directors' emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report if we feel that the explanation is insufficient.

     See Executive Director Remuneration

2.   Dividends
     Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if the earnings and cash cover are inadequate and we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3.   Auditors
     3a.  Auditor placeCityIndependence
     Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMF will vote against the appointment or reappointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.

     3b.  Auditor Remuneration
     Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit Committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company's total expenditure on consultancy, and there should be a mechanism in place to ensure that consultancy work is put out to competitive tender.

     We would oppose non-audit fees consistently  exceeding audit fees, where no
     explanation  was  given  to  shareholders.   Audit  fees  should  never  be
     excessive.

     See Audit Committee

4.   Boards
     4a.  Chairman & CEO
     The Combined Code states that there should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMF believes that the roles of Chairman and Chief Executive Officer should normally be separate. JPMF will generally vote against combined posts.

     4b.  Board Structure
     JPMF is in favour of unitary boards of the type found in the placecountry-regionUK, as opposed to tiered board structures. We agree with the Combined Code, which finds that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for reelection on a regular basis.

     JPMF will generally vote to encourage the gradual phasing-out of tiered board structures, in favour of unitary boards. However, tiered boards are still very prevalent in markets outside the placecountry-regionUK and local market practice will always be taken into account.

     4c.  Board Size
     Boards with more than 20 directors are deemed excessively large, and JPMF will exercise its voting powers in favour of reducing large boards wherever possible.

     4d.  Board placeCityIndependence
     JPMF believes that a strong independent element to a board is essential to the effective running of a company. The Combined Code states that the calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board's decisions.

         We agree with the ICGN, and the findings of the Higgs Review, that the majority of a board of directors should be independent, especially if the company has a joint Chairman/CEO. However, as a minimum, all boards should have at least three independent non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

         JPMF will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     See Non Executive Directors

     4e.  Board Committees
     Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

          (i)   Nomination Committee
                There should be a formal nomination process for the appointment of Directors with both executive and non-executive representation. Nomination Committees should be majority-independent.

          (ii)  Remuneration Committee

               Boards should appoint Remuneration Committees consisting exclusively of independent non-executive directors, with no personal financial interest in relation to the matters to be decided, other than their fees and their shareholdings. Non-executive directors should have no potential conflicts of interest arising from cross-directorships and no day-to-day involvement in the running of the business. We would oppose the re-election of any non- executive director who, in our view, had failed to exercise sound judgement on remuneration issues.

               Responsibility for the remuneration report (where applicable) should lie with the Remuneration Committee.

                See Remuneration Report

     4e.   Board Committees - Continued

          (iii) Audit Committee

               An Audit Committee should be established consisting solely of non-executive directors, who should be independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of up-to-date financial literacy and there should be written terms of reference which deal clearly with their authority and duties. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence, and they should have an explicit right of unrestricted access to company documents and information. The Committee should have the authority to engage independent advisers where appropriate and also should have responsibility for selecting and recommending to the board, the external auditors to be put forward for appointment by the shareholders in general meeting. The Committee should monitor and review the scope and results of internal audit work on a regular basis. The Committee should be able to give additional assurance about the quality and reliability of financial information used by the board and public financial statements by the company.

5.   Directors
     5a.  Directors' Contracts

     JPMF believes that there is a strong case for directors' contracts being of one year's duration or less. This is in line with the findings of recent UK Government committees as well as the view of the NAPF and ABI. However, JPMF always examines these issues on a case-by-case basis and we are aware that there will occasionally be a case for contracts of a longer duration in exceptional circumstances, in order to secure personnel of the required calibre.

     Generally, we encourage contracts of one year or less and vote accordingly. Unless the Remuneration Committee gives a clearly-argued reason for contracts in excess of one year, we will vote against the re-election of any director who has such a contract, as well as consider the re-election of any director who is a member of the Remuneration Committee.

     Directors' contracts increasingly contain special provisions whereby additional payment becomes due in the event of a change of control. We agree with the view of the NAPF and ABI that such terms are inappropriate and should be discouraged and, under normal circumstances, we will use our voting power accordingly.

     Market practice globally regarding the length of directors' service contracts varies enormously, and JPMF is cognisant that it would be inappropriate to enforce placecountry-regionUK standards in some other markets. To this end, JPMF takes into account local market practice when making judgements in this area.

     5b.  Executive Director Remuneration
     Executive remuneration is, and will remain, a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of Remuneration Committees. Any remuneration policy should be transparent and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report.

     JPMF will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent Remuneration Committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans.

     We strongly believe that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year's salary, in order to align fully their interests with the interests of shareholders.

     See Stock Options and Long-Term Incentive Plans (L-TIPs)

     See Remuneration Report

     5c.  Director Liability

     In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

     JPMF will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     5d.  Directors over 70
     While special requirements for directors over 70 have their roots in company legislation (in the UK) as well as various corporate governance guidelines, JPMF considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer himself or herself for re-election each year.

6.   Non-Executive Directors
     6a.  Role of Non-Executive Directors
     As stated earlier in these guidelines, JPMF believes that a strong independent element to a board is essential to the effective running of a company. We will use our voting power to ensure that a healthy independent element to the board is preserved at all times and to oppose the re-election of non- executive directors whom we no longer consider to be independent.

     In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.

     In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

     Audit and Remuneration Committees should be composed exclusively of independent directors.

     6b.  Director placeCityIndependence
     We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

     A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer be deemed to be independent.

     6c.  Non-Executive Director Remuneration
     JPMF strongly believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded options.

     6d.  Multiple Directorships
     In order to be able to devote sufficient time to his or her duties, we would not normally expect a non- executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

     We agree with the findings of the Higgs Report in the placecountry-regionUK that no single individual should chair more than one major listed company.

     6e.  Investment Trust Directors
     In the placecountry-regionUK, the boards of investment trust companies are unusual in being normally comprised solely of non-executive directors, the majority of whom are independent of the management company. We believe this to be appropriate and expect boards to comply with the Combined Code, except where such compliance is clearly inappropriate (e.g. Nomination Committees). Given the highly specialised nature of these companies it is particularly important that the board contains the correct mix of skills and experience.

7.   Issue of Capital
     7a.  Issue of Equity
     In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMF believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

     JPMF will vote in favour of increases in capital which enhance a company's long-term prospects. We will also vote in favour of the partial suspension of pre-emptive rights if they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions).

     JPMF will vote against increases in capital which would allow the company to adopt "poison pill" takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long term.

     7b.  Issue of Debt
     Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

     JPMF will vote in favour of proposals which will enhance a company's long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.


     7c.  Share Repurchase Programmes
     Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMF will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

     We will vote against such programmes when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

8.   Mergers/Acquisitions
     Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JPMF will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value though other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9.   Voting Rights
     JPMF believes in the fundamental principle of "one share, one vote." Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder's equity capital commitment to the company.

     Similarly, we will generally oppose amendments to require supermajority (i.e. more than 51%) votes to approve mergers, consolidations or sales of assets or other business combinations.

10.  Share Options/Long-Term Incentive Plans (L-TIPs)
     10a. Share Options
     Share option schemes should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director's share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account maximum levels of dilution, as set out in ABI, NAPF and similar guidelines. Full details of any performance criteria should be included. Share options should never be issued at a discount, and there should be no award for below-median performance. In general, JPMF will vote in favour of option schemes, the exercise of which requires that challenging performance criteria be met.

     Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

     We will generally vote against the cancellation and reissue, retesting or repricing, of underwater options.

     10b. Long-Term Incentive Plans (L-TIPs)
     A Long-Term Incentive Plan ("L-TIP") can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

     JPMF, in agreement with the stipulations of the Combined Code, feels that the performance-related elements of any L-TIP should be designed to give directors keen incentives to perform at the highest levels, and that grants under such schemes should be subject to performance criteria which are challenging and which reflect the company's objectives.

     Ideally, the L-TIP should use a methodology such as total shareholder return ("TSR"), coupled with a financial underpin such as growth in earnings per share ("EPS"). Performance should be benchmarked against an appropriate comparator group of companies and a graph of recent performance should be included. Awards should increase on a straight-line basis, with a maximum award only vesting for the very highest performance. As with share option schemes, there should be no award for below-median performance. Any beneficiary should be encouraged to retain any resultant shares for a suitable time.

     In all markets JPMF will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding. We would expect Remuneration Committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

11.  Others
     11a. Poison Pills
     Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a predefined "triggering event" occurs, generally a hostile takeover offer or an outsider's acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

     In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts, and are, in fact, sometimes used as tools to entrench management.

     JPMF will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

     11b. Composite Resolutions

     Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or "bundled" resolutions, depending on the context.

     11c. Social/Environmental Issues
     The Committee reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless, from time to time, a company's response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered in determining our vote.

     Where  management  is  proposing  changes with a social,  environmental  or
     ethical   dimension,   these  proposals  should  be  in  line  with  JPMF's
     Sustainability Policy.

     See Sustainability

     11d. Charitable Issues
     Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

     11e. Political Issues
     JPMF does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

12.  Activism
     12a. Shareholder Activism and Company Engagement
     In November 2002, the Institutional Shareholders' Committee ("ISC"), comprising the trade bodies of the UK's investing institutions, published a Statement of Principles which sets out the responsibilities of institutional shareholders in respect of investee companies. JPMF endorses the ISC Principles, which are set out below:

     "Institutional   shareholders   and/or   agents   in   relation   to  their
     responsibilities in respect of investee companies ... will:

     o    set out their policy on how they will discharge their responsibilities
          - clarifying the priorities attached to particular issues and when they will take action

     o monitor the performance of and establish, where necessary, a regular dialogue with investee companies

     o    intervene where necessary

     o    evaluate the impact of their activism

     o    report back to clients/beneficial owners"

     It is important to note that the above only applies in the case of placecountry-regionUK companies, irrespective of their market capitalisation, although there will be occasions when intervention is not appropriate for reasons of cost-effectiveness or practicability. However, JPMF will continue to intervene outside the placecountry-regionUK where we believe this to be necessary in order to protect our clients' interests.

     The full text of the Principles is available from JPMF or it can be found on the Investment Management Association web-site (www.investmentuk.org)

     12b. Activism Policy
          (i)   Discharge of Responsibilities
                  a) Our primary responsibility is to protect our clients' interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.

b) Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients' portfolios are constructed. While we attach considerable importance to meetings with management (and several hundred take place in the placecountry-regionUK each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.

                      c) As noted in our Corporate Governance Guidelines we expect companies to comply with the standards of corporate governance set out in the Combined Code and will use our votes to encourage compliance.

                      d) Where appropriate, we will engage with companies in which client assets are invested if they fail to meet our requirements with regard to corporate governance and/or performance. Engagement on corporate governance issues such as remuneration and board structures is ongoing and does not only occur at the time of an AGM. Performance issues where more active intervention is appropriate will include failure to achieve strategic targets for the development of the business or perceived weaknesses in the management structure. The approach involves active discussion with company management and directors and, if necessary, participation in action groups, but not direct involvement in management.

                      e) Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients' best interests.

                  f) Our policy is to vote at all placecountry-regionUK company meetings on behalf of all clients where we have authority to do so.

          (ii)  Monitor Performance
                As noted above the monitoring of company performance is a key part of our investment processes. Our voting records are available to clients and serve to demonstrate, among other things, our support or otherwise for a company's board structure and remuneration policies. All votes against company management are minuted and signed off by the Proxy Committee. In addition we maintain a log of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JPMF.

          (iii) Intervening Where Necessary
                 a) As we have an active approach to proxy voting we do, in one sense, intervene frequently in company affairs and will vote against or abstain on resolutions at company meetings where we believe it to be in the best interests of our clients. Whenever we intend to vote against management, we speak with the company in order to ensure that they are fully informed of the reasons for the policy to which we are opposed and to give management an opportunity to amend that policy. The evidence is that by consistently seeking compliance with best practice we do, over time, influence company behaviour.

                   b) JPMF does not intervene directly in the management of
                      companies. However, we will arrange to meet with senior management where a company has failed to meet our expectations, but we believe that the potential of the company still justifies retention in our clients' portfolios. On such occasions we expect management to explain what is being done to bring the business back on track. If possible we try to avoid being made insiders as this constrains our ability to deal in the stock. In the small capitalisation end of the market, more aggressive intervention is more common, but still infrequent, as we may hold a significant percentage of a company's equity. In such circumstances we will frequently raise our concerns first with the company's brokers or advisers.

          (iv)  Evaluating and Reporting

                We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance. Thus, one measure of success of our monitoring is the extent to which our investment strategy achieves our clients' investment objectives. Where we have pushed for change, either in governance policies or in business strategy, we measure success by the extent that change is forthcoming and whether our clients benefit as a result.

                Reports detailing our engagement activity are available to clients on a quarterly basis.

13.  Sustainability
     13a. Sustainability Statement
     From dateYear2000Day3Month73rd July 2000, trustees of occupational pension schemes in the placecountry-regionUK have been required to disclose their policy on Corporate Social Responsibility ("CSR") in their Statement of Investment Principles.

     JPMF has had experience of tailoring portfolios to meet individual ethical requirements for over fifty years. We believe that we operate to the highest standards and that our ethical screens will meet the requirements of most clients. For pension fund clients, who are not permitted to exclude specific areas of investment from their portfolios, we have developed a number of strategies to positively target companies with superior social, ethical and environmental credentials.

     For institutional clients such as charitable foundations and endowments, where the legal framework for ethical and socially responsible investing is less restrictive, JPMF has substantial experience over a long period of time of managing ethically-constrained portfolios. This service is client-preference led and flexible, and forms part of our charitable sector specialist investment services.

     For clients who have not specified individual social or environmental criteria in their guidelines, these issues are still taken into account by analysts and portfolio managers as part of the overall stock selection process, and certain engagement activity is still undertaken by JPMF on their behalf. This is detailed in the following section.

     13b. Sustainability Policy
     Where JPMF engages with companies on broader sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JPMF will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

     Where sustainability issues are the subject of a proxy vote, JPMF will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value. 13b. Sustainability Policy - Continued

     In formulating our Sustainability Policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a company in an extractive industry or the defence industry will not be automatically marked down because their sector is perceived as "unfriendly." Similarly, a company in a low-impact industry such as financial services will still be expected to have in place detailed policies and rigorous oversight of its environmental impact. JPMF is committed to improving standards of CSR among all of the companies in which it invests its clients' assets as part of an inclusive positive engagement strategy. We would normally expect companies to publish a statement on CSR within their Annual Report, or to provide a separate CSR report to shareholders.

     The current focus of this engagement process is on placecountry-regionUK companies. However, social and environmental issues are taken into account for overseas companies on a wider basis where appropriate as described previously. It is anticipated that our sustainability program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.



Part II.C: Asia (ex-Japan) Proxy Voting

Part II.C:Asia Ex-Japan Proxy Voting Guidelines

Table of Contents


I    Principles...........................................................36

II   Policy and Procedures.............................................37-38
     1.  Proxy Committee..................................................37
     2.  Voting...........................................................37
     3.  Engagement.......................................................37
     4.  Conflicts of Interest............................................38

III  Voting Guidelines.................................................38-42
     1.  Reports & Accounts...............................................38
     2.  Dividends........................................................38
     3.  Auditors.........................................................38
     4.  Boards...........................................................39
     5.  Directors........................................................39
     6.  Non-Executive Directors..........................................40
     7.  Issue of Capital..............................................40-41
     8.  Mergers/Acquisitions.............................................41
     9.  Voting Rights....................................................41
     10. Share Options/Long-Term Incentive Plans (L-TIPs).................41
     11. Others...........................................................41

IV   Activism.............................................................42

V    Sustainability.......................................................42

Part II.C: placeAsia Ex-Japan Proxy Voting Guidelines

I.       PRINCIPLES

         JF Asset Management ("JFAM") is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients' assets and we expect those companies to demonstrate high standards of governance in the management of their business.

         We have set out below the principles which provide the framework for our corporate governance activity. Although the policies and guidelines set out in this document apply to placeHong Kong and therefore principally concern accounts managed from the placeHong Kong office, our colleagues in placeCityLondon, StateNew York and placeCityTokyo have similar standards, consistent with law and best practice in these different locations.

1. Fiduciary priority. Our clients appoint us to manage their assets in order to maximise the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

2. Evaluation. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets.

3. Engagement. We encourage excellence in the management of companies through the considered application of our corporate governance policies and guidelines. We welcome consultation by companies with their leading shareholders on corporate governance issues.

4. Proxy voting. Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognised through the considered use of our clients' votes.

5. Litigation and Joint Working Parties. JFAM will align itself with other shareholders, for example, by joining class action suits or working parties as local practice dictates, where we are convinced that this is in the best interests of our clients.

6. Disclosure. JFAM's corporate governance guidelines and policies are available to clients and companies alike. We believe that they conform to best practice and we are prepared to discuss them openly with other interested parties.

7. Ongoing commitment. JFAM is committed to reviewing its corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.




     JF Asset Management
     Hong Kong Proxy Committee

II.      POLICY and PROCEDURES

         JF Asset Management ("JFAM") manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JFAM to vote in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security.

         1. Proxy Committee

         The Hong Kong Proxy Committee has been established to oversee the proxy voting process in the placeAsia ex-Japan region on an ongoing basis. It is composed of the Proxy Administrator and senior officers from the Investment, Compliance and Risk Management Departments. The main functions of the Proxy Committee are to review the Proxy Voting Guidelines to ensure they are aligned with best practice; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues as they occur. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. It meets quarterly, or more frequently as circumstances dictate and its minutes are circulated to senior management including the Asia Risk Committee to whom it reports.

         2. Voting

         As these Guidelines represent what we consider to be in the best financial interests of our clients, we would normally expect clients to allow us to use them as a template for voting. However, we recognise that in certain circumstances further analysis may be required.

         In view of our overriding fiduciary duty to act in the best interest of our clients, the Guidelines are an indication only of JFAM's voting policy. The portfolio manager has discretion to override the policy should individual circumstances dictate.

         Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

         For markets in placeAsia ex-Japan, we will generally abstain from voting at AGMs on the grounds that the matters normally considered at such meetings are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients' best interests, we will review each AGM notice to check whether there are any non-routine matters such as company reorganisations/restructurings, takeover/merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients' best interests are served. Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients' best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by-case basis by the research analyst in conjunction with the portfolio manager in order to determine how our clients' best interests are served.

         Situations can sometimes arise where more than one JFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

         3. Engagement

         We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. We consider that these dialogues have been useful and plan to expand this approach.

         4. Conflicts of Interest

         In order to maintain the integrity and independence of JFAM's proxy-voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals.

         Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, evaluates the potential conflict and determines whether an actual conflict exists. In the event that this is the case, they make a recommendation on how to vote the proxy. A record of such decisions is available to clients on request.

         Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

III.     VOTING GUIDELINES

         1. REPORTS & ACCOUNTS

         1a. Annual Report

         Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

         The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

         Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

         2. DIVIDENDS

         Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

         3. AUDITORS

         3a. Auditor placeCityIndependence

         Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JFAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent.

         3b. Auditor Remuneration

         Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive.

         4. BOARDS

         4a. Chairman & CEO

          JFAM believes that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

         4b. Board Structure

          JFAM is in favour of unitary boards of the type found in placeHong Kong, as opposed to tiered board structures.


         4c. Board Size

          Boards with more than 20 directors are considered to be excessively large.

         4d. Board placeCityIndependence

         JFAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board's decisions.

         We believe that as a minimum, all boards should have at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

         JFAM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

         4e. Board Committees

         Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

         5. DIRECTORS

         5a. Executive Director's Remuneration

          Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration.

         JFAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees.

         5b. Director's Liability

         In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

         JFAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

         5c. Directors over 70

         JFAM considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer himself or herself for re-election each year.

         6. NON-EXECUTIVE DIRECTORS

         6a. Role of Non-Executive Directors

         As stated earlier in these guidelines, JFAM believes that a strong independent element to a board is important to the effective running of a company.

         In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.

         In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

          Audit and Remuneration Committees should be composed exclusively of independent directors.

         6b. Director placeCityIndependence

         We consider that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

         6c. Multiple Directorships

         In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

         7. ISSUE OF CAPITAL

         7a. Issue of Equity

         In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JFAM believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

          JFAM will vote in favour of increases in capital which enhance a company's long-term prospects.

         7b. Issue of Debt

         Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

         JFAM will vote in favour of proposals which will enhance a company's long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

         7c. Share Repurchase Programmes

         Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JFAM will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

         We will vote against such programmes when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

         8. MERGERS / ACQUISITIONS

         Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JFAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

         9. VOTING RIGHTS

         JFAM believes in the fundamental principle of "one share, one vote". Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder's equity capital commitment to the company.

         10. SHARE OPTIONS / LONG-TERM INCENTIVE PLANS (L-TIPs)

         10a. Share Options

         Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

          We  will  generally  vote  against  the   cancellation  and  re-issue,
          re-pricing, of underwater options.

         10b. Long-Term Incentive Plans (L-TIPs)

         A Long-Term Incentive Plan ("L-TIP") can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

         JFAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

         11. OTHERS

         11a. Charitable Issues

         Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

         11b. Political Issues

         JFAM does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

IV.      ACTIVISM

         Activism Policy

         1. Discharge of Responsibilities

a) Our primary responsibility is to protect our clients' interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.
b) Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients' portfolios are constructed. Whilst we attach considerable importance to meetings with management (and several hundred take place in placeAsia ex-Japan each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.
c) Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients' best interests.

         2. Monitor Performance

         Monitoring of company performance is a key part of our investment processes. We maintain a record of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JFAM.

         3. Evaluating and Reporting

         We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance.

V.       Sustainability

         Where JFAM engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JFAM will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

         Where social or environmental issues are the subject of a proxy vote, JFAM will consider the issue on a case-by-case basis, keeping in mind at all times the best financial interests of our clients.

         It is anticipated that our SRI program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

Part II.D: Japan Proxy Voting


Part II.D: Japan Proxy Voting Guidelines

1.   Number of Directors
     To ensure a swift management decision-making process, the appropriate number of directors should be 20 or less.

2.   Director's Tenure
     Director's tenure should be equal to/less than 1 year.

3.   Director's Remuneration
     Remuneration of directors should generally be determined by an independent committee.

4.   Audit fees
     Audit fees must be at an appropriate level.

5.   Capital Increase
     Capital increases will be judged on a case-by-case basis depending on its purpose. Vote against capital increases if the purpose is to defend against a takeover.

6.   Borrowing of Funds
     Vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover.

7.   Share Repurchase Programs
     Vote in favor of share repurchase programs if it leads to an increase in the value of the company's shares.

8.   Payout ratio
     As a general rule, vote against any proposal for appropriation of profits which involves a payout ratio of less than 50% (after taking into account other forms of payouts to shareholders such as share repurchase programs) if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

9.   Mergers/Acquisitions
     Mergers and acquisitions must only be consummated at a price representing fair value.

10.  Stock Options
     Stock option programs should generally be publicly disclosed. Programs which result in increases in remuneration despite declines in corporate earnings (such as through a downward adjustment of the exercise price) is generally not acceptable.

11.  Political Contributions
     Do not approve any use of corporate funds for political activities.

12.  Environmental/Social Issues
     Do not take into account environmental/social issues that do not affect the economic value of the company.





                          MELLON FINANCIAL CORPORATION
                              PROXY VOTING POLICY
                              (APPROVED 08/20/04)

1. SCOPE OF POLICY - This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").


2. FIDUCIARY DUTY - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3. LONG-TERM PERSPECTIVE - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.


4. LIMITED ROLE OF SHAREHOLDERS - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.


5. ANTI-TAKEOVER PROPOSALS - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.


6. "SOCIAL" ISSUES - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.


  With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.


7. PROXY VOTING PROCESS - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.


8. MATERIAL CONFLICTS OF INTEREST - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.


9. SECURITIES LENDING - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.


10. RECORDKEEPING - We will keep, or cause our agents to keep, the records for each voting proposal required by law.


11. DISCLOSURE - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES




I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and
------------
procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").


Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.


Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass
-----------------------
Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.





Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process
---------------------------------------------
is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.


II.GENERAL PROXY VOTING GUIDELINES
----------------------------------

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.





III.GUIDELINES
--------------

    A. CORPORATE GOVERNANCE MATTERS. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.


      i. General.
         --------

     1.Generally, routine management proposals will be supported. The following are examples of routine management proposals:

       . . Approval of financial statements, director and auditor reports.
       . . General updating/corrective amendments to the charter.
       . . Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

    2. Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.


    3. Proposals requiring confidential voting and independent tabulation of voting results will be supported.


    4. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.


    5. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.


    6. Proposals to require the company to expense stock options will be supported.


    7. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.


    8. Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.


    9. Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.





    ii. Election of Directors.  In situations where no conflict exists and where
        ----------------------
      no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

     1.The following proposals generally will be supported:

       . . Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.
       . . Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

    2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:


    (a)If a company's board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;


    (b) If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;


    (c) A direct conflict exists between the interests of the nominee and the public shareholders;


    (d) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;


    (e) A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or


    (f) A nominee serves on the board of directors for more than six companies (excluding investment companies).





    iii. Auditors
         --------


    1. Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied for audit fees in excess of $1 million: if audit fees are $1 million or more, non-audit fees should less than 50% of the total fees paid to the auditor. If audit fees are less than $1 million, the fees will be reviewed case by case by the Proxy Review Committee.


    2. Proposals requiring auditors to attend the annual meeting of shareholders will be supported.


    3. Proposals to indemnify auditors will not be supported.





    iv. Anti-Takeover Matters
        ---------------------


    1. Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.


    2. Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.


    3. Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.





    B. CAPITALIZATION CHANGES. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.


    1. The following proposals generally will be supported:. Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

      . Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.
      . Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.
      . Proposals for share repurchase plans.
      . Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
      . Proposals to effect stock splits.
      . Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter.
         Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.




    2. The following proposals generally will not be supported (notwithstanding management support).

      . Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.
      . Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.
      . Proposals to create  "blank check" preferred stock.
      . Proposals relating to changes in capitalization by 100% or more.




    C. COMPENSATION. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.


    1. The following proposals generally will be supported:

      . Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.
      . Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.
      . Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
      . Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

    2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.


    3. Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.





    4. Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.





    D. OTHER RECURRING ITEMS. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.


    1. Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

    2. Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.





    E. ITEMS TO BE REVIEWED BY THE PROXY REVIEW COMMITTEE


    The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.


    i. Corporate Transactions
       ----------------------

      . Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.
         Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, and where there is no portfolio manager objection, generally will be supported.

    ii. Compensation
        ------------

      . Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.
         With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.
      . Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.
      . Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

    iii. Other
         -----

      . Proposals for higher dividend payouts.
      . Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.
      . Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.
      . Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.
      . Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

IV. ADMINISTRATION OF POLICY




    A. PROXY REVIEW COMMITTEE


    1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.


     (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.


    (b) The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.


    (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).


    (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific
      direction has not been provided in this Policy.   Split votes generally
      will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.


    (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.


    (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.


    (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.





    B. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST





    1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.


    2. A material conflict of interest could exist in the following situations, among others:

    (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;


    (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or


    (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).





    C. PROXY VOTING REPORTS


    (a) MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.


    (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.










                             NEUBERGER BERMAN, LLC
                        NEUBERGER BERMAN MANAGEMENT INC.
                      PROXY VOTING POLICIES AND PROCEDURES

                        NON-SOCIALLY RESPONSIVE CLIENTS

I. INTRODUCTION AND GENERAL PRINCIPLES

 A) Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, "NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.


 B) NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

 C) NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

 D) In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

 E) In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's policies and procedures.

 F) There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

II. RESPONSIBILITY AND OVERSIGHT

 A) NB has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:


 1) developing, authorizing, implementing and updating NB's policies and procedures;


 2) overseeing the proxy voting process; and

 3) engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

 B) Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

 C) The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

 D) In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III.  PROXY VOTING GUIDELINES

 A) NB has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.


 B) Except as set forth below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph D.

 C) There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional ("NB Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. In such event, the procedures set forth in Section V, Paragraph C will be followed.

IV.  PROXY VOTING PROCEDURES

 A) NB will vote client proxies in accordance with a client's specific request even if it is in a manner inconsistent with NB's policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.


 B) At the recommendation of the Proxy Committee, NB has engaged ISS as its voting delegate to:

 1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;


 2) vote and submit proxies in a timely manner;

 3) handle other administrative functions of proxy voting;

 4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

 5) maintain records of votes cast; and

 6) provide recommendations with respect to proxy voting matters in general.

 C) Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

 D) Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

V.  CONFLICTS OF INTEREST

 A) NB has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to NB as a result of business conducted by ISS. NB believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices, a copy of which is attached hereto as Exhibit B.


 B) ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

 C) In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner.

  The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.


  In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.


  In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.


 D) In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

  In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

  In the event that the Proxy Committee determines that such vote presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or
  (iii) engage another independent third party to determine how proxies should be voted.


 E) Material conflicts cannot be resolved by simply abstaining from voting.

VI.  RECORDKEEPING

NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:


 1) a copy of these policies and procedures, which shall be made available to clients upon request;


 2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

 3) a record of each vote cast (which ISS maintains on NB's behalf);

 4) a copy of each questionnaire completed by any NB Investment Professional under Section V above;

 5) any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

 6) each written client request for proxy voting records and NB's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.


VII.  DISCLOSURE

Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client's proxy.

                              EFFECTIVE JUNE 2003

                            POST ADVISORY GROUP, LLC

                       PROXY AND CORPORATE ACTION VOTING
                            POLICIES AND PROCEDURES

                                     POLICY

Post Advisory Group, LLC ("Post") acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). While Post primarily manages fixed income securities, it does often hold a limited amount of voting securities (or securities for which shareholder action is solicited) in a client account. Thus, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, Post will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.


When voting proxies or acting on corporate actions for clients, Post's utmost concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Post will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of the account.

PURPOSE


The purpose of these Proxy Voting and Corporate Action Policies and Procedures is to memorialize the procedures and policies adopted by Post to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").


PROCEDURES


Post's Operations Department is ultimately responsible for ensuring that all proxies received by Post are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.


Where a proxy proposal raises a material conflict of interest between Post's interests and the client's, Post will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. When a client does not respond to such a conflict disclosure request or denies the request, Post will abstain from voting the securities held by that client's account.


The Operations Department is also responsible for ensuring that all corporate actions received by Post are addressed in a timely manner and consistent action is taken across all portfolios.


RECORD KEEPING


In accordance with Rule 204-2 under the Advisers Act, Post will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided, however, that Post may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.


Post will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and the manner in which clients may obtain information on how Post voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to Post.
 Post will coordinate with the relevant mutual fund service providers to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.


GUIDELINES


Each proxy issue will be considered individually. The following guidelines are a partial list to be used in evaluating voting proposals contained in the proxy statements, but will not be used as rigid rules.


VOTE AGAINST

  a) Issues regarding Board entrenchment and anti-takeover measures such as the following:

    (i)Proposals to stagger board members' terms;


    (ii)Proposals to limit the ability of shareholders to call special meetings;


    (iii)Proposals to require super majority votes;


    (iv)Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

    (v)Proposals regarding "fair price" provisions;


    (vi)Proposals regarding "poison pill" provisions; and


    (vii)Permitting "green mail."

  b) Providing cumulative voting rights.

VOTE FOR

  a) Election of directors recommended by management, except if there is a proxy fight.
  b) Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.
  c) Date and place of annual meeting.
  d) Rotation of annual meeting place.
  e) Limitation on charitable contributions or fees paid to lawyers.
  f) Ratification of directors' actions on routine matters since previous annual meeting.
  g) Confidential voting.
  h) Limiting directors' liability.

CASE-BY-CASE


Proposals to:


  (1 Pay directors solely in stock.


  (2) Eliminate director mandatory retirement policy.


  (3) Mandatory retirement age for directors.


  (4) Rotate annual meeting location/date.


  (5) Option and stock grants to management and directors.


  (6) Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.




                   PRINCIPAL GLOBAL INVESTORS, LLC   ("PGI")*
                             POLICY ON PROXY VOTING
                        FOR INVESTMENT ADVISORY CLIENTS

PGI has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where PGI has the authority to vote proxies, PGI complies with its legal, fiduciary, and contractual obligations.


GUIDING PRINCIPLES
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect PGI's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

PUBLIC EQUITY INVESTMENTS
To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors PGI generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation,reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each PGI equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the lead Portfolio Manager for the requesting Portfolio Management Team; (iii) notification to the Compliance Department and other appropriate PGI personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.


The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the Senior management of PGI periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.


Implementation by Portfolio Management Teams


GENERAL OVERVIEW
Our Portfolio Management Teams have decided to generally follow the Guidelines and ISS Recommendations, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of PGI senior management) and any specific shareholder vote (subject to the approval process described in this policy).

Use of Third-Party Service Providers
We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by PGI to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

PGI's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. PGI management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.


PGI may hire other service providers to replace or supplement ISS with respect to any of the services PGI currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

Conflicts of Interest
Pursuant to this Policy, PGI has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by PGI in accordance with the Guidelines and ISS Recommendations will not be viewed as being the product of any conflicts of interest because PGI casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a Portfolio Management Team decides to vote against an ISS Recommendation. In any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, may include consultation with the client whose account may be affected by the conflict as well as an inquiry by PGI management into potential conflicts of interest., PGI senior management will not approve decisions that are based on the influence of such conflicts.


FIXED INCOME AND PRIVATE INVESTMENTS
Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS
Where PGI places client assets with managers outside of PGI, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. PGI may, however, retain such responsibilities where it deems appropriate.

CLIENT DIRECTION
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. PGI can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with PGI the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.



                                 APPENDIX XV-A

                    PROXY VOTING POLICIES AND PROCEDURES FOR
                            PRINCIPAL INVESTORS FUND
                       PRINCIPAL VARIABLE CONTRACTS FUND
                             PRINCIPAL RETAIL FUNDS
                              (DECEMBER 15, 2003)




It is each fund's policy to delegate authority to its advisor or sub-advisor, as appropriate, to vote proxy ballots relating to the fund's portfolio securities in accordance with the advisor's or sub-advisor's voting policies and procedures.


The advisor or sub-advisor must provide, on a quarterly basis:


 1) Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the advisor or sub-advisor, were voted in a manner consistent with the advisor's or sub-advisor's voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an advisor or sub-advisor, the advisor or sub-advisor will identify any proxies the advisor or sub-advisor voted in a manner inconsistent with its policies and procedures. The advisor or sub-advisor shall list each such vote, explain why the advisor or sub-advisor voted in a manner contrary to its policies and procedures, state whether the advisor or sub-advisor's vote was consistent with the recommendation to the advisor or sub-advisor of a third party and, if so, identify the third party; and

 2) Written notification of any changes to the advisor's or sub-advisor's proxy voting policies and procedures made during the preceding calendar quarter.

The advisor or sub-advisor must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30 for each fund portfolio or portion of fund portfolio for which it serves as investment advisor, in a format acceptable to fund management:


 1) Identification of the issuer of the security;


 2) Exchange ticker symbol of the security;

 3) CUSIP number of the security;

 4) The date of the shareholder meeting;

 5) A brief description of the subject of the vote;

 6) Whether the proposal was put forward by the issuer or a shareholder;

 7) Whether and how the vote was cast;

 8) Whether the vote was cast for or against management of the issuer.






                      PRINCIPAL REAL ESTATE INVESTORS, LLC
                             POLICY ON PROXY VOTING
                        FOR INVESTMENT ADVISORY CLIENTS




PREI has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where PREI has the authority to vote proxies, PREI complies with its legal, fiduciary, and contractual obligations.


GUIDING PRINCIPLES
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect PREI's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

PUBLIC EQUITY INVESTMENTS
To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors PREI generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each PREI equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the lead Portfolio Manager for the requesting Portfolio Management Team; (iii) notification to the Compliance Department and other appropriate PREI personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.


The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.


Senior management of PREI periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.


Implementation by Portfolio Management Teams


General Overview
Our Portfolio Management Teams have decided to generally follow the Guidelines and ISS Recommendations, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of PREI senior management) and any specific shareholder vote (subject to the approval process described in this policy).

Use of Third-Party Service Providers
We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by PREI to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

PREI's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. PREI management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.


PREI may hire other service providers to replace or supplement ISS with respect to any of the services PREI currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.


Conflicts of Interest
Pursuant to this Policy, PREI has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by PREI in accordance with the Guidelines and ISS Recommendations will not be viewed as being the product of any conflicts of interest because PREI casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a Portfolio Management Team decides to vote against an ISS Recommendation. In any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, may include consultation with the client whose account may be affected by the conflict as well as an inquiry by PREI management into potential conflicts of interest., PREI senior management will not approve decisions that are based on the influence of such conflicts.


FIXED INCOME AND PRIVATE INVESTMENTS
Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS
Where PREI places client assets with managers outside of PREI, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. PREI may, however, retain such responsibilities where it deems appropriate.

CLIENT DIRECTION
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. PREI can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with PREI the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.






                        SPECTRUM ASSET MANAGEMENT, INC.
                             POLICY ON PROXY VOTING
                        FOR INVESTMENT ADVISORY CLIENTS




GENERAL POLICY
Spectrum, an investment adviser registered with the Securities and Exchange Commission, acts as investment advisor for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments and foundations).
 While Spectrum receives few proxies for the preferred shares it manages, Spectrum nonetheless will, when delegated the authority by a client, vote these shares per the following policy voting standards and processes:

STANDARDS:

Spectrum's standards aim to ensure the following in keeping with the best interests of its clients:

  . . That Spectrum act solely in the interest of clients in providing for ultimate long-term stockholder value.
  . . That Spectrum act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.
  . . That custodian bank is aware of our fiduciary duty to vote proxies on behalf of others - Spectrum relies on the best efforts of its custodian bank to deliver all proxies we are entitled to vote.
  . . That Spectrum will exercise its right to vote all proxies on behalf of its clients (or permit clients to vote their interest, as the case(s) may be).
  . . That Spectrum will implement a reasonable and sound basis to vote proxies.

PROCESSES:

A.  Following ISS' Recommendations


Spectrum has selected Institutional Shareholder Services (ISS) to assist it with its proxy voting responsibilities. Spectrum follows ISS Standard Proxy Voting guidelines (the "Guidelines"). The Guidelines embody the positions and factors Spectrum generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.


In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. Spectrum may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Manager to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer; (iii) notification to the Compliance Department and other appropriate Principal Global Investors personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.


Spectrum generally votes proxies in accordance with ISS' recommendations. When Spectrum follows ISS' recommendations, it need not follow the conflict of interest procedures in Section B, below.


From time to time ISS may have a business relationship or affiliation with one or more issuers held in Spectrum client accounts, while also providing voting recommendations on these issuers' securities. Because this practice may present a conflict of interest for ISS, Spectrum's Chief Compliance Officer will require from ISS at least annually additional information, or a certification that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum may obtain voting recommendations from two proxy voting services as an additional check on the independence of the ISS' voting recommendations.


B.  Disregarding ISS' Recommendations


Should Spectrum determine not to follow ISS' recommendation for a particular proxy, Spectrum will use the following procedures for identifying and resolving a material conflict of interest, and will use the Proxy Voting Guidelines (below) in determining how to vote.


Spectrum will classify proxy vote issues into three broad categories: Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact. Once the Senior Portfolio Manager has analyzed and identified each issue as belonging in a particular category, and disclosed the conflict of interests to affected clients and obtained their consents prior to voting, Spectrum will cast the client's vote(s) in accordance with the philosophy and decision guidelines developed for that category. New and unfamiliar issues are constantly appearing in the proxy voting process. As new issues arise, we will make every effort to classify them among the following three categories. If we believe it would be informative to do so, we may revise this document to reflect how we evaluate such issues.


Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, Spectrum has elected to approach international proxy voting on the basis of achieving "best efforts at a reasonable cost."


As a fiduciary, Spectrum owes its clients an undivided duty of loyalty. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in it.

Identifying a Conflict of Interest.  There may be a material conflict of
-----------------------------------
interest when Spectrum votes a proxy solicited by an issuer whose retirement plan or fund we manage or with whom Spectrum, an affiliate, or an officer or director of Spectrum or of an affiliate has any other material business or personal relationship that may affect how we vote the issuer's proxy. To avoid any perceived material conflict of interest, the following procedures have been established for use when Spectrum encounters a potential material conflict to ensure that voting decisions are based on a clients' best interest and are not the product of a material conflict.


Monitoring for Conflicts of Interest.  All employees of Spectrum are responsible
-------------------------------------
for monitoring for conflicts of interest and referring any that may be material to the CCO for resolution. At least annually, the CCO, will take reasonable steps to evaluate the nature of Spectrum's material business relationships (and those of its affiliates) with any company whose preferred securities are held in client accounts (a "portfolio company") to assess which, if any, could give rise to a conflict of interest. CCO's review will focus on the following three categories:

  . . Business Relationships - The CCO will consider whether Spectrum (or an affiliate) has a substantial business relationship with a portfolio company or a proponent of a proxy proposal relating to the portfolio company (e.g., an employee group), such that failure to vote in favor of management (or the proponent) could harm the adviser's relationship with the company (or proponent). For example, if Spectrum manages money for the portfolio company or an employee group, manages pension assets, leases office space from the company, or provides other material services to the portfolio company, the CCO will review whether such relationships may give rise to a conflict of interest.
  . . Personal Relationships - The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum's affiliates) have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships that might give rise to a conflict of interest.
  . . Familial Relationships - The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum's affiliates) have a familial relationship relating to a portfolio company (e.g., a spouse or other relative who serves as a director of a portfolio company, is a candidate for such a position, or is employed by a portfolio company in a senior position).

In monitoring for conflicts of interest, the CCO will consider all information reasonably available to it about any material business, personal, or familial relationship involving Spectrum (and its affiliates) and a portfolio company, including the following:

  . . A list of clients that are also public companies, which is prepared and updated by the Operations Department and retained in the Compliance Department.
  . . Publicly available information.
  . . Information generally known within Spectrum.
  . . Information actually known by senior executives or portfolio managers.
    When considering a proxy proposal, investment professionals involved in the decision-making process must disclose any potential material conflict that they are aware of to CCO prior to any substantive discussion of a proxy matter.

..Information obtained periodically from those persons whom CCO reasonably believes could be affected by a conflict arising from a personal or familial relationship (e.g., portfolio managers, senior management).


The CCO may, at her discretion, assign day-to-day responsibility for monitoring for conflicts to a designated person. With respect to monitoring of affiliates, the CCO in conjunction with PGI's CCO and/or Director of Compliance may rely on information barriers between Spectrum and its affiliates in determining the scope of its monitoring of conflicts involving affiliates.


Determining Whether a Conflict of Interest is "Material" - On a regular basis,
--------------------------------------------------------
CCO will monitor conflicts of interest to determine whether any may be "material" and therefore should be referred to PGI for resolution. The SEC has not provided any specific guidance as to what types of conflicts may be "material" for purposes of proxy voting, so therefore it would be appropriate to look to the traditional materiality analysis under the federal securities laws, i.e., that a "material" matter is one that is reasonably likely to be viewed as important by the average shareholder.

Whether a conflict may be material in any case will, of course, depend on the facts and circumstances. However, in considering the materiality of a conflict, Spectrum will use the following two-step approach:


 1) Financial Materiality - The most likely indicator of materiality in most cases will be the dollar amount involved with the relationship in question.
   For purposes of proxy voting, each committee will presume that a conflict is not material unless it involves at least 5% of Spectrum's annual revenues or a minimum dollar amount $1,000,000. Different percentages or dollar amounts may be used depending on the proximity of the conflict (e.g., a higher number if the conflict arises through an affiliate rather than directly with Spectrum).



 2) Non-Financial Materiality - A non-financial conflict of interest might be material (e.g., conflicts involving personal or familial relationships) and should be evaluated on the facts of each case.

If the CCO has any question as to whether a particular conflict is material, it should presume the conflict to be material and refer it to the PGI's CCO for resolution. As in the case of monitoring conflicts, the CCO may appoint a designated person or subgroup of Spectrum's investment team to determine whether potential conflicts of interest may be material.


Resolving a Material Conflict of Interest - When an employee of Spectrum refers a potential material conflict of interest to the CCO, the CCO will determine whether a material conflict of interest exists based on the facts and circumstances of each particular situation. If the CCO determines that no material conflict of interest exists, no further action is necessary and the CCO will notify management accordingly. If the CCO determines that a material conflict exists, CCO must disclose the conflict to affected clients and obtain consent from each to the manner in which Spectrum proposes to vote.


Clients may obtain information about how we voted proxies on their behalf by contacting Spectrum's Compliance Department.


PROXY VOTING GUIDELINES
-----------------------

CATEGORY I:  ROUTINE ADMINISTRATIVE ITEMS
-----------------------------------------

Philosophy:  Spectrum is willing to defer to management on matters of a routine
-----------
administrative nature. We feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders.
 Examples of issues on which we will normally defer to management's recommendation include:


 1) selection of auditors


 2) increasing the authorized number of common shares

 3) election of unopposed directors

CATEGORY II:  SPECIAL INTEREST ISSUES
-------------------------------------

Philosophy:  While there are many social, political, environmental and other
-----------
special interest issues that are worthy of public attention, we do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas. In recent history, proxy issues of this sort have included such matters as sales to the military, doing business in South Africa, and environmental responsibility. Our primary responsibility in voting proxies is to provide for the greatest long-term value for Spectrum's clients. We are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, in general we will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

CATEGORY III:  ISSUES HAVING THE POTENTIAL FOR SIGNIFICANT ECONOMIC IMPACT
--------------------------------------------------------------------------

Philosophy:  Spectrum is not willing to defer to management on proposals which
-----------
have the potential for major economic impact on the corporation and the value of its shares. We believe such issues should be carefully analyzed and decided by the owners of the corporation. Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.


 1) Classification of Board of Directors.   Rather than electing all directors
    -------------------------------------
  annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year. Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms. Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors.
   In general, we vote on a case by case basis on proposals for staggered boards, but generally favor annual elections of all directors.


 2) Cumulative Voting of Directors.  Most corporations provide that shareholders
    ------------------------------
  are entitled to cast one vote for each director for each share owned - the one share, one vote standard. The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors. Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders. Outside shareholder involvement can encourage management to maximize share value. We generally support cumulative voting of directors.

 3) Prevention of Greenmail.  These proposals seek to prevent the practice of
    ------------------------
  "greenmail", or targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs. Shareholders are left with an asset-depleted and often less competitive company. We think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual. We are opposed to greenmail and will support greenmail prevention proposals.

 4) Supermajority Provisions.  These corporate charter amendments generally
    -------------------------
  require that a very high percentage of share votes (70-81%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance. These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger. In most cases we believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and we oppose such provisions.

 5) Defensive Strategies.  These proposals will be analyzed on a case by case
    ---------------------
  basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

 6) Business Combinations or Restructuring.  These proposals will be analyzed on
    ---------------------------------------
  a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

 7) Executive and Director Compensation.  These proposals will be analyzed on a
    -----------------------------------
  case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.




Policy Established May, 2003


Revised January, 2006

                          T. ROWE PRICE ASSOCIATES, INC
                        T. ROWE PRICE INTERNATIONAL, INC
                  T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
                   T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

                  PROXY VOTING POLICIES AND PROCEDURES


RESPONSIBILITY TO VOTE PROXIES

         T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. Rowe Price Funds") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

         T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

         Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

          Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

         Proxy Committee. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

         Investment Services Group. The Investment Services Group ("Investment Services Group") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

         Proxy Administrator. The Investment Services Group will assign a Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

         In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions,
T. Rowe Price does at times deviate from ISS recommendations on general policy issues or specific proxy proposals.

Meeting Notification

         T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

Vote Determination

         ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

         Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies

         Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

         Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms by withholding votes from directors because a staggered board may act as a deterrent to takeover proposals. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.


Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

Social and Cor porate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

o Corporate environmental practices;
o Board diversity;
o Employment practices and employment opportunity;
o Military, nuclear power and related energy issues;
o Tobacco, alcohol, infant formula and safety in advertising practices;
o Economic conversion and diversification;
o International labor practices and
  operating policies; o Genetically-modified foods;
o Animal rights; and
o Political contributions/activities and charitable contributions.

         Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

         Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management. Also, our research analysts are asked to present their voting recommendations in such situations to our portfolio managers.

         Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

         Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

         Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

         Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.




Vote Execution and Monitoring of Voting Process

         Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

         On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.


         Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

Monitoring and Resolving Conflicts of Interest

         The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.


         Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.


REPORTING AND RECORD RETENTION

         Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

         T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.




                          UBS GLOBAL ASSET MANAGEMENT
                     GLOBAL CORPORATE GOVERNANCE PHILOSOPHY
                     AND PROXY VOTING GUIDELINES AND POLICY



                                 POLICY SUMMARY

Underlying our voting and corporate governance policies we have three fundamental objectives:


 1) We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.


 2) In order to do this effectively, we aim to utilize the full weight of our clients' shareholding inmaking our views felt.

 3) As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governanace practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and theregby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries with UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

                         RISKS ADDRESSED BY THIS POLICY

The policy is designed to address the following risks:

  . Failure to provided required disclosures for investment advisers and registered investment companies

  . Failure to vote proxies in best interest of clients and funds

  . Failure to identify and address conflicts of interest

  . Failure to provide adequate oversight of third party service providers

TABLE OF CONTENTS

Global Voting and Corporate Governance Policy


 A) General Corporate Governance Benchmarks 2


 B) Proxy Voting Guidelines oe Macro Rationales 4

 C) Proxy Voting Disclosure Guidelines 8

 D) Proxy Voting Conflict Guidelines 9

 E) Special Disclosure Guidelines for Registered Investment Companies 9

 F) Documentation 11

 G) Compliance Dates 11

 H) Other Policies 12

 I)  Disclosures 12

GLOBALPROXY VOTING AND CORPORATE GOVERNANCE POLICY

PHILOSOPHY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value.Thus, we expect board members of companies we have invested in (the -company" or -companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.


 A) General Corporate Governance Benchmarks UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, -UBS Global AM") will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment.While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.


PRINCIPLE 1:  INDEPENDENCE OF BOARD FROM COMPANY

MANAGEMENT GUIDELINES:
  . Board exercises judgment independently of management.
  . Separate Chairman and Chief Executive.
  . Board has access to senior management members.
  . Board is comprised of a significant number of independent outsiders.
  . Outside directors meet independently.
  . CEO performance standards are in place.
  . CEO performance is reviewed annually by the full board.
  . CEO succession plan is in place.
  . Board involvement in ratifying major strategic initiatives.
  . Compensation, audit and nominating committees are led by a majority of outside directors.

PRINCIPLE 2:  QUALITY OF BOARD

MEMBERSHIP GUIDELINES:
  . Board determines necessary board member skills, knowledge and experience. . Board conducts the screening and selection process for new directors.
  . Shareholders should have the ability to nominate directors.
  . Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.
  . Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.
  . Board meets regularly (at least four times annually).




PRINCIPLE 3:  APPROPRIATE MANAGEMENT OF CHANGE IN

CONTROL GUIDELINES:
  . Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.
  . Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder approval.
  . Employment contracts should not entrench management.
  . Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

PRINCIPLE 4:  REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER

INTERESTS GUIDELINES:
  . Executive remuneration should be commensurate with responsibilities and performance.
  . Incentive schemes should align management with shareholder objectives.
  . Employment policies should encourage significant shareholding by management and board members.
  . Incentive rewards should be proportionate to the successful achievement of predetermined financial targets.
  . Long-term incentives should be linked to transparent long-term performance criteria.
  . Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

PRINCIPLE 5: AUDITORS ARE

INDEPENDENT GUIDELINES:
  . Auditors are approved by shareholders at the annual meeting.
  . Audit, consulting and other fees to the auditor are explicitly disclosed. . The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.
  . Periodic (every 5 years) tender of the audit firm or audit partner.

 B) Proxy Voting Guidelines - Macro Rationales Macro Rationales are used to explain why we vote on each proxy issue.The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

 1) General Guidelines


  .a. When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.


  .b. If management's performance has been questionable we may abstain or vote against specific proxy proposals.

  .c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

  .d. In general, we oppose proposals, which in our view, act to entrench management.

  .e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

  .f. We will vote in favor of shareholder resolutions for confidential voting.

 2) Board of Directors and Auditors

  .a. Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.


  .b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

  .c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

  .d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

  .e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

 3) Compensation

  .a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.


  .b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

  .c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

  .d. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance;, is vague;, is not in line with market practices;, allows for option re-pricing;, does not have adequate performance hurdles; or is highly dilutive.

  .e. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposessuch that management is rewarded for poor performance or further entrenches its position.

  .f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably.We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

 4) Governance Provisions

  .a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.


  .b. We believe that -poison pill" proposals, which dilute an issuer's stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.

  .c. Any substantial new share issuance should require prior shareholder approval.

  .d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

  .e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

  .f. We generally do not oppose management's recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

  .g. We will support proposals that enable shareholders to directly nominate directors.

 5) Capital Structure and Corporate Restructuring

  .a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.


  .b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action.We support shareholder proposals to eliminate dual class schemes.

 6) Mergers, Tender Offers and Proxy Contests

  .a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.


 7) Social, Environmental, Political and Cultural

  .a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.


  .b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution.While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal.We prefer to address these issues through engagement.

  .c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

 8) Administrative and Operations

  .a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue.Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.


  .b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement.However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

 9) Miscellaneous

  .a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.


  .b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

  .c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

  .d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular Proposal.

 C) Proxy Voting Disclosure Guidelines
  . UBS Global AM will disclose to clients, as required by the Investment
    Advisers Act of 1940, how they may obtain information about how we voted with respect to their securities. This disclosure may be made on Form ADV.
  . UBS Global AM will disclose to clients, as required by the Investment
    Advisers Act of 1940, these procedures and will furnish a copy of these procedures to any client upon request. This disclosure may be made on Form ADV.
  . Upon request or as required by law or regulation, UBS Global AMwill disclose to a client or a client's fiduciaries, the manner in which we exercised voting rights on behalf of the client.
  . Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline.If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance Principles. (See Proxy Voting Conflict Guidelines below.)
  . Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy.We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committeeand regional Legal and Compliance representative.
  . Any employee, officer or director of UBS Global AM receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company's proxies.

  . Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.
  . In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.
  . We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.
  . The Chairman of the Global Corporate Governance Committee and the applicable
    Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy.

Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.


 D) Proxy Voting Conflict Guidelines In addition to the Proxy Voting Disclosure Guidelines above, UBS Global AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:
  . Under no circumstances will general business, sales or marketing issues influence our proxy votes.
  . UBS Global AM and its affiliates engaged in banking, broker-dealer and investment banking activities (-Affiliates") have policies in place prohibiting the sharing of certain sensitive information.These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate.Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal and Compliance Department immediately.[Note:Legal and Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer.

 E) Special Disclosure Guidelines for Registered Investment Company Clients

 1) Registration Statement (Open-End and Closed-End Funds)Management is responsible for ensuring the following:

  . That these procedures, which are the procedures used by the investment adviser on the Funds' behalf, are described in the Statement of Additional Information (SAI).Theprocedures may be described in the SAI or attached as an exhibit to the registration statement.
  . That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand; and those of the Funds investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.
  . That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available
    (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund's website, or both; and
    (ii) on the Commission's website.If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.

 2) Shareholder Annual and Semi-Annual Report (Open-End and Closed-End Funds) Management is responsible for ensuring the following:
  . That each Fund's shareholder report contain a statement that a description of these procedures is available (i) without charge, upon request, by calling a toll-free or collect telephone number; (ii) on the Fund's website, if applicable; and (iii) on the Commission's website.If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail.
  . That the report contain a statement that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund's website, or both; and

   .(ii) on the Commission's website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.


 3) Form N-CSR (Closed-End Fund Annual Reports Only)Management is responsible for ensuring the following:
  . That these procedures are described in Form N-CSR. In lieu of describing the procedures, a copy of these procedures may simply be included with the filing.However, the SEC's preference is that the procedures be included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.
  . That the N-CSR disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds' investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

 4) Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:
  . That each Fund files its complete proxy voting record on Form N-PX for the
    12 month period ended June 30 by no later than August 31 of each year.
  . Fund management is responsible for reporting to the Funds' Chief Compliance
    Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds' Form N-PX.

 5) Oversight of Disclosure The Funds' Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with.The Funds' Chief Compliance Officer shall recommend to each Fund's Board any changes to these policies and procedures that he or she deems necessary or appropriate to ensure the Funds' compliance with relevant federal securities laws.

                              RESPONSIBLE PARTIES

The following parties will be responsible for implementing and enforcing this policy:
THE CHIEF COMPLIANCE OFFICER AND HIS/HER DESIGNEES

                                 DOCUMENTATION

Monitoring and testing of this policy will be documented in the following ways:

  . ANNUAL REVIEW BY THE FUNDS' AND UBS GLOBAL AM'S CHIEF COMPLIANCE OFFICER OF
    THE EFFECTIVENESS OF THESE PROCEDURES

  . ANNUAL REPORT OF FUNDS' CHIEF COMPLIANCE OFFICER REGARDING THE EFFECTIVENESS
    OF THESE PROCEDURES

  . PERIODIC REVIEW OF ANY PROXY SERVICE VENDOR BY THE CHIEF COMPLIANCE OFFICER

  . PERIODIC REVIEW OF PROXY VOTES BY THE VOTING COMMITTEE


                                COMPLIANCE DATES

The following compliance dates should be added to the Complaince Calendar:

  . FILE FORM N-PX BY AUGUST 31 FOR EACH REGISTERED INVESTMENT COMPANY CLIENT

  . ANNUAL REVIEW BY THE FUNDS' AND UBS GLOBAL AM'S CHIEF COMPLIANCE OFFICER OF
    THE EFFECTIVENESS OF THESE PROCEDURES

  . ANNUAL REPORT OF FUNDS' CHIEF COMPLIANCE OFFICER REGARDING THE EFFECTIVENESS
    OF THESE PROCEDURES

  . FORM N-CSR, SHAREHOLDER ANNUAL AND SEMI-ANNUAL REPORTS, AND ANNUAL UPDATES
    TO FUND REGISTRATION STATEMENTS AS APPLICABLE

  . PERIODIC REVIEW OF ANY PROXY SERVICE VENDOR BY THE CHIEF COMPLIANCE OFFICER

  . PERIODIC REVIEW OF PROXY VOTES BY THE PROXY VOTING COMMITTEE


                                 OTHER POLICIES

Other policies that this policy may affect include:

  . RECORDKEEPING POLICY

  . AFFILIATED TRANSACTIONS POLICY

  . CODE OF ETHICS

  . SUPERVISION OF SERVICE PROVIDERS POLICY

Other policies that may affect this policy include:

  . RECORDKEEPING POLICY

  . AFFILIATED TRANSACTIONS POLICY

  . CODE OF ETHICS

  . SUPERVISION OF SERVICE PROVIDERS POLICY

17244038











                               WM ADVISORS, INC.

           PROXY VOTING POLICIES AND PROCEDURES OF WM ADVISORS, INC.

THE ROLE OF WM ADVISORS, INC.

In its capacity as an investment adviser for each of its clients, WM Advisors, Inc. ("WMA") shall, except where WMA and the client have otherwise agreed, assist the client in voting proxies with respect to its portfolio securities to the extent that such proxies relate to matters involving investment judgment. In addition, the client may authorize WMA, in its capacity as adviser, to vote the client's proxies. In such cases, WMA is responsible for casting the proxy votes in a manner consistent with the best interests of the client.


THE ROLE OF THE PROXY VOTING SERVICE

WMA has engaged Institutional Shareholder Services ("ISS") to assist in the voting of proxies. ISS is responsible for coordinating with the client's custodian to ensure that all proxy materials received by the custodian relating to the client's portfolio securities are processed in a timely fashion. Subject to the right of the client, WMA and any applicable sub-adviser to instruct ISS to vote a specific proxy in a specific manner (an "Exception"), ISS will vote all proxies in accordance with its proxy voting guidelines. (Where those guidelines call for a determination to be made on a case-by-case basis, ISS is responsible for obtaining such information as is reasonably necessary for it to determine how to vote such proxies in the best interests of the client, and for so voting such proxies.) ISS will notify WMA and any applicable sub-adviser as to how it intends to vote each proxy no later than 3 business days prior to voting such proxy. In the event WMA or a sub-adviser wishes to create an Exception for a proxy vote, it will notify ISS at least 1 business day before the last day on which the proxy could be voted. Except as may otherwise be agreed by a client, WMA will provide a report (including both the basis and rationale for the Exception and a certification as to the absence of any conflict of interest (as described below under "Conflicts of Interest") relating to such proxy) with respect to each Exception to the client at least quarterly.


ISS will identify to WMA any proxy with respect to which it may be deemed to have a conflict of interest at least 5 business days prior to the last day such proxy could be voted. WMA will determine how any such proxy will be voted, unless it may also be deemed to have a conflict, in which case WMA will make a recommendation to the client with respect to the proxy, and the client will determine how the proxy should be voted.


CONFLICTS OF INTEREST

Occasions may arise where a person or organization involved in the proxy voting process for a client may have a conflict of interest in voting the client's proxy. A conflict of interest may exist, for example, if WMA has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to a particular proxy shall disclose that conflict to WMA and otherwise remove himself or herself from the proxy voting process. WMA will review each proxy with respect to which it wishes to create an Exception to determine if a conflict of interest exists and will provide the client with a Conflicts Report for each proxy that
(1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside WMA (other than routine communications from proxy solicitors) with respect to the proxy.


PROXY VOTING GUIDELINES OF WM ADVISORS, INC.

The proxy voting guidelines below give a general indication of how WM Advisors, Inc. ("WMA") will vote a client's portfolio securities on proposals dealing with a particular issue. WMA may delegate its responsibilities with respect to proxy voting for any client to one or more sub-advisers approved by the client. In cases where WMA has engaged a proxy voting service, the proxy voting service will vote all proxies relating to client's portfolio securities in accordance with its guidelines, except as otherwise instructed by the client, WMA or any relevant sub-adviser. If a portfolio security is currently being loaned by a client but is the subject of a vote that WMA determines is material to the value of the security, WMA will seek to recall that portfolio security and vote the proxy in accordance with these guidelines. Votes with respect to portfolio securities on loan will otherwise be voted in the discretion of the borrower.


The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when WMA may not vote in strict adherence to these guidelines.


WMA, as part of its ongoing review and analysis of all client portfolio holdings, is responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the client and/or any proxy voting service of circumstances where the client's interests warrant a vote contrary to these guidelines.


The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors.
 In view of the enhanced corporate governance practices currently being implemented in public companies and WMA's intent to hold corporate boards accountable for their actions in promoting shareholder interests, the client's proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the client's proxies will be voted FOR board-approved proposals, except as indicated below.


DOMESTIC (U.S.) PROXIES

 1) AUDITORS

  . Vote FOR proposals to ratify auditors, unless any of the following apply:

    . An auditor has a financial interest in or association with the company, and is therefore not independent;
    . Fees for non-audit services are excessive, or . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
  . Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
  . Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account these factors:
    . Tenure of the audit firm
    . Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
    . Length of the rotation period advocated in the proposal
    . Significant audit-related issues
    . Number of audit committee meetings held each year
    . Number of financial experts serving on the committee

 2) BOARD OF DIRECTORS
  . Voting on Director Nominees in Uncontested Elections
    Generally, vote CASE-BY-CASE. But WITHHOLD votes from:
    . Insiders and affiliated outsiders on boards that are not at least majority independent
    . Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies
    . Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption
    . Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)
    . Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election
  . Classification/Declassification of the Board
    . Vote AGAINST proposals to classify the board.
    . Vote FOR proposals to repeal classified boards and to elect all directors annually.
  . Independent Chairman (Separate Chairman/CEO)
    . Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.
  . Majority of Independent Directors/Establishment of Committees
    . Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
    . Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

 3) SHAREHOLDER RIGHTS
  . Shareholder Ability to Act by Written Consent
    . Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
    . Vote FOR proposals to allow or make easier shareholder action by written consent.
  . Shareholder Ability to Call Special Meetings
    . Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
    . Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
  . Supermajority Vote Requirements
    . Vote AGAINST proposals to require a supermajority shareholder vote.
    . Vote FOR proposals to lower supermajority vote requirements.
  . Cumulative Voting
    . Vote AGAINST proposals to eliminate cumulative voting.
    . Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

.. Confidential Voting

    . Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
    . Vote FOR management proposals to adopt confidential voting.

 4) PROXY CONTESTS
  . Voting for Director Nominees in Contested Elections
    . Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
  . Reimbursing Proxy Solicitation Expenses
    . Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

 5) POISON PILLS
  . Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

 6) MERGERS AND CORPORATE RESTRUCTURINGS
  . Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

 7) REINCORPORATION PROPOSALS
  . Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

 8) CAPITAL STRUCTURE
  . Common Stock Authorization
    . Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
    . Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
    . Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.
  . Dual-class Stock
    . Vote AGAINST proposals to create a new class of common stock with superior voting rights.
    . Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
      . It is intended for financing purposes with minimal or no dilution to current shareholders; or
      .It is not designed to preserve the voting power of an insider or significant shareholder.

 9) EXECUTIVE AND DIRECTOR COMPENSATION
    . Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. ISS's methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.
    . Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.
    . Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

      .The plan expressly permits repricing of underwater options without shareholder approval; or
      .
        There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on
      .The company's most recent three-year burn rate is excessive and is an outlier within its peer group
  . Management Proposals Seeking Approval to Reprice Options
    . Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
      .  Historic trading patterns
      .  Rationale for the repricing
      .  Value-for-value exchange
      .  Option vesting
      .  Term of the option
      .  Exercise price
      . Participation
      .  Treatment of surrendered options
  . Qualified Employee Stock Purchase Plans
    . Votes on employee stock purchase plans should be determined on a
      CASE-BY-CASE basis.
    . Vote FOR employee stock purchase plans where all of the following apply:
      .  Purchase price is at least 85 percent of fair market value;
      . Offering period is 27 months or less; and . Potential voting power dilution (VPD) is ten percent or less.
    . Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.
  . Nonqualified Employee Stock Purchase Plans
    . Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.
    . Vote FOR nonqualified plans with all the following features:
      .  Broad-based participation
      .Limits on employee contribution (a fixed dollar amount or a percentage of base salary)
      .Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value
      .No discount on the stock price on the date of purchase since there is a company matching contribution
    . Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.
  . Shareholder Proposals on Compensation
    . Generally, vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:
      .Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.
      .Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

 10) SOCIAL AND ENVIRONMENTAL ISSUES
    . These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company. Vote:
      .FOR proposals for the company to amend its Equal Employment Opportunity
        (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
      .AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.
      .CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations

FOREIGN (NON-U.S.) PROXIES

 1) FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

  . Vote FOR approval of financial statements and director and auditor reports, unless:
    . There are concerns about the accounts presented or audit procedures used;
      or
    . The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

 2) APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION
  . Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
    . There are serious concerns about the accounts presented or the audit procedures used;
    . The auditors are being changed without explanation; or . Non-audit-related fees are substantial or are routinely in excess of standard annual audit fees.
  . Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
  . ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

 3) APPOINTMENT OF INTERNAL STATUTORY AUDITORS
  . Vote FOR the appointment or reelection of statutory auditors, unless:
    . There are serious concerns about the statutory reports presented or the audit procedures used;
    . Questions exist concerning any of the statutory auditors being appointed;
      or
    . The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

 4) ALLOCATION OF INCOME
  . Vote FOR approval of the allocation of income, unless:
    . The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
    . The payout is excessive given the company's financial position.

 5) STOCK (SCRIP) DIVIDEND ALTERNATIVE
  . Vote FOR most stock (scrip) dividend proposals.
  . Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

 6) AMENDMENTS TO ARTICLES OF ASSOCIATION
  . Vote amendments to the articles of association on a CASE-BY-CASE basis.

 7) CHANGE IN COMPANY FISCAL TERM
  . Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

 8) LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
  . Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

 9) AMEND QUORUM REQUIREMENTS
  . Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

 10) TRANSACT OTHER BUSINESS
  . Vote AGAINST other business when it appears as a voting item.

 11) DIRECTOR ELECTIONS
  . Vote FOR management nominees in the election of directors, unless:
    . Adequate disclosure has not been met in a timely fashion;
    . There are clear concerns over questionable finances or restatements;
    . There have been questionable transactions with conflicts of interest;
    . There are any records of abuses against minority shareholder interests;
      and
    . there are clear concerns about the past performance of the company or the board; or
    . The board fails to meet minimum corporate governance standards.

  . Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
  . Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
  . Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).
  . Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

 12) DIRECTOR COMPENSATION
  . Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.
  . Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
  . Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
  . Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

 13) DISCHARGE OF BOARD AND MANAGEMENT
    . Vote FOR discharge of the board and management, unless:
    . there are serious questions about actions of the board or management for the year in question; or
    . legal action is being taken against the board by other shareholders.
  . Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

 14) DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS . Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
  . Vote AGAINST proposals to indemnify auditors.

 15) BOARD STRUCTURE
  . Vote FOR proposals to fix board size.
  . Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
  . Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

 16) SHARE ISSUANCE REQUESTS
  . General Issuances
    . Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
    . Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
  . Specific Issuances
    . Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

 17) INCREASES IN AUTHORIZED CAPITAL
  . Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
  . Vote FOR specific proposals to increase authorized capital to any amount, unless:
  . the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or . the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).
  . Vote AGAINST proposals to adopt unlimited capital authorizations.

 18) REDUCTION OF CAPITAL
  . Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
  . Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

 19) CAPITAL STRUCTURES
  . Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
  . Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

 20) PREFERRED STOCK
  . Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
  . Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
  . Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
  . Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
  . Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

 21) DEBT ISSUANCE REQUESTS
  . Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
  . Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
  . Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

 22) PLEDGING OF ASSETS FOR DEBT
  . Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

 23) INCREASE IN BORROWING POWERS
  . Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

 24) SHARE REPURCHASE PLANS:
  . Vote FOR share repurchase plans, unless:
    . clear evidence of past abuse of the authority is available; or . the plan contains no safeguards against selective buybacks.

 25) REISSUANCE OF SHARES REPURCHASED:
  . Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

 26) CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:
  . Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

 27) REORGANIZATIONS/RESTRUCTURINGS:
  . Vote reorganizations and restructurings on a CASE-BY-CASE basis.

 28) MERGERS AND ACQUISITIONS:
  . Vote FOR mergers and acquisitions, unless:
    . the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or . the company's structure following the acquisition or merger does not reflect good corporate governance.
  . Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
  . ABSTAIN if there is insufficient information available to make an informed voting decision.

 29) MANDATORY TAKEOVER BID WAIVERS:
  . Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

 30) REINCORPORATION PROPOSALS:
  . Vote reincorporation proposals on a CASE-BY-CASE basis.

 31) EXPANSION OF BUSINESS ACTIVITIES:

  . Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

 32) RELATED-PARTY TRANSACTIONS:
  . Vote related-party transactions on a CASE-BY-CASE basis.

 33) COMPENSATION PLANS:
  . Vote compensation plans on a CASE-BY-CASE basis.

 34) ANTI-TAKEOVER MECHANISMS:
  . Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

 35) SHAREHOLDER PROPOSALS:
  . Vote all shareholder proposals on a CASE-BY-CASE basis.
  . Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
  . Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Updated May 12, 2005


APPENDIX C


PORTFOLIO MANAGER DISCLOSURES
Information relating to the portfolio managers for each of the funds follows.


64                                PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                                          1-800-247-4123

APPENDIX C


PORTFOLIO MANAGER DISCLOSURES
Information relating to the portfolio managers for each of the funds follows.


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


           Principal Variable Contracts Fund, Inc. - Large Cap Value
                                  Name of Fund
             Marilyn Fedak, John Mahedy, John Phillips, Chris Marx
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                             AllianceBernstein L.P.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            26                      19,569,405,957
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            31                      949,214,413
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           239                      10,449,652,880
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            1                      6,235,831,629
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                      0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            4                      828,560,626
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading. Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Portfolio Manager Compensation

AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year to year and hence, is not particularly sensitive to performance.

(ii)Discretionary  incentive  compensation  in the form of an annual cash bonus:
AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

(iii)  Discretionary   incentive  compensation  in  the  form  of  awards  under
AllianceBernstein's    Partners    Compensation   Plan   ("deferred    awards"):
AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities.

(iv)Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.






/s/Jennifer Bergenfeld                                 3/23/06
__________________________________________             _______
(Signature of person authorized to                     (Date)
 sign on behalf of the Sub-Advisor)


                              Jennifer Bergenfeld
                        (Printed Name of person signing)


                            Vice President & Counsel
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                         Principal Equity Value Account
                              Name of Fund/Account
                                  Brendan Healy
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                                American Century
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the most recent practicable date).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                   $6,892,739,511
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............                                       N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            3                     $218,205,025
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          N/A
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

     Base Salary

     Portfolio managers receive base pay in the form of a fixed annual salary.

     Bonus

     A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. For the American Century Large Company Value fund, the market benchmark used to measure investment performance is the Russell 1000 Value Index. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio mana ger has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

     With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Principal Equity Value Account.

     A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

     A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

     Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

     Restricted Stock Plans

     Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

     Deferred Compensation Plans

     Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

The portfolio manager did not own any shares of the fund as of December 31, 2005, the fund's most recent fiscal year end.






/s/Ryan L. Blaine                                     March 24, 2006
----------------------------------------              --------------
(Signature of person authorized to sign                   (Date)
     on behalf of the Sub-Advisor)


                                 Ryan L. Blaine
                                 --------------
                           (Printed Name of person signing)


                Corporate Counsel, American Century Investments
                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                         Principal Equity Value Account
                              Name of Fund/Account
                                 Charles Ritter
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                                American Century
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the most recent practicable date).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                   $6,892,739,511
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............                                       N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            3                     $218,205,025
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          N/A
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          N/A
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

     Base Salary

     Portfolio managers receive base pay in the form of a fixed annual salary.

     Bonus

     A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. For the American Century Large Company Value fund, the market benchmark used to measure investment performance is the Russell 1000 Value Index. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio mana ger has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

     With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Principal Equity Value Account.

     A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

     A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

     Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

     Restricted Stock Plans

     Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

     Deferred Compensation Plans

     Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

The portfolio manager did not own any shares of the fund as of December 31, 2005, the fund's most recent fiscal year end.






/s/Ryan L. Blaine                                      March 23, 2006
----------------------------------------               --------------
(Signature of person authorized to sign                    (Date)
     on behalf of the Sub-Advisor)


                                 Ryan L. Blaine
                                 --------------
                           (Printed Name of person signing)


                Corporate Counsel, American Century Investments
                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


            Principal Variable Contracts Fund, Inc. - Growth Account

                                  Anthony Rizza

                           Columbus Circles Investors


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            5                   $1,176.8 Million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                    $796.8 Million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            39                  $1,636.6 Million
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            2                    $104.3 Million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Columbus Circle Investors offers all employees a competitive base salary plus a variable annual bonus (incentive compensation). The firm has established a bonus pool equivalent to 30% of the firm's net income, which is used to compensate employees for their contributions to the success of specific investment products and the overall organization. On an annual basis, each employee is evaluated and the management team makes the final determination of the amount to be allocated to each individual.

     CCI's Portfolio Manager(s) for the fund is (are) also partner(s) of Columbus Circle Investors. Compensation consists of a competitive base salary, a quarterly bonus tied to the revenues generated by investment products for which they are responsible and firm profitability, and the manager's partnership share of overall firm profits. The manager, along with all employees receives a company match on amounts contributed to the company 401(k) plan.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Frank A. Cuttita                              2/28/06
___________________________________             ________
(Signature of person authorized to               (Date)
 sign on behalf of the Sub-Advisor)

                                Frank A. Cuttita
                         _______________________________
                        (Printed Name of person signing)

                          Chief Administrative Officer
                          ____________________________
                            (Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                            PVC EQUITY INCOME ACCOUNT
                                  Name of Fund
                                 JOSEPH T. SUTY
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                           EDGE ASSET MANAGEMENT, INC.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 12/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            1                    $2,853,300,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

     A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

     At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager's compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager's satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager's investment performance for compensation purposes is measured by the Fund's 1-, 2-, 3- and 5-year percentile rankings among its Lipper Equity Income Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager's economic interests with those of the Fund's shareholders.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.


/s/Alex Ghazansari                                                    1/08/07
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Alex Ghazansari
(Printed Name of person signing)

Chief Compliance Officer, Edge Asset Management, Inc.
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                               PVC INCOME ACCOUNT
                                  Name of Fund
                                 JOHN R. FRIEDL
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                           EDGE ASSET MANAGEMENT, INC.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 12/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            1                    $1,224,200,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

     A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

     At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager's compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager's satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager's investment performance for compensation purposes is measured by the Fund's 1-, 2-, 3- and 5-year percentile rankings among its Lipper Corporate Debt BBB-ranted Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager's economic interests with those of the Fund's shareholders.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.



/s/Alex Ghazansari                                                    1/08/07
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Alex Ghazansari
(Printed Name of person signing)

Chief Compliance Officer, Edge Asset Management, Inc.
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                               PVC INCOME ACCOUNT
                                  Name of Fund
                              GARY J. POKRZYWINSKI
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                           EDGE ASSET MANAGEMENT, INC.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 12/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            3                    $2,500,000,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

     A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

     At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager's compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager's satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager's investment performance for compensation purposes is measured by the Fund's 1-, 2-, 3- and 5-year percentile rankings among its Lipper Corporate Debt BBB-rated Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly ni the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager's economic interests with those of the Fund's shareholders.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.



/s/Alex Ghazansari                                                    1/08/07
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Alex Ghazansari
(Printed Name of person signing)

Chief Compliance Officer, Edge Asset Management, Inc.
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                            PVC MIDCAP STOCK ACCOUNT
                                  Name of Fund
                                DANIEL R. COLEMAN
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                           EDGE ASSET MANAGEMENT, INC.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 12/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            1                     $861,600,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

     A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

     At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager's compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager's satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager's investment performance for compensation purposes is measured by the Fund's 1-, 2-, 3- and 5-year percentile rankings among its Lipper Mid-Cap Core Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager's economic interests with those of the Fund's shareholders.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans. The Portfolio Manager beneficially owns shares of a similar publicly offered mutual fund advised by the Portfolio Manager in the range of $100,001 - $500,000.



/s/Alex Ghazansari                                                    1/08/07
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Alex Ghazansari
(Printed Name of person signing)

Chief Compliance Officer, Edge Asset Management, Inc.
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                         PVC MORTGAGE SECURITIES ACCOUNT
                                  Name of Fund
                                 CRAIG V. SOSEY
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                           EDGE ASSET MANAGEMENT, INC.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 12/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                    $2,082,000,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

     A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

     At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager's compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager's satisfaction of goals such as those related to compliance, team contribution, researc all of which are inherently subjective. The Portfolio Manager's investment performance for compensation purposes is measured by the Fund's 1-, 2-, 3- and 5-year percentile rankings among its Lipper placecountry-regionU.S. Mortgage Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager's economic interests with those of the Fund's shareholders.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.


/s/Alex Ghazansari                                                    1/08/07
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Alex Ghazansari
(Printed Name of person signing)

Chief Compliance Officer, Edge Asset Management, Inc.
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           PVC SAM BALANCED PORTFOLIO
                                  Name of Fund
                               MICHAEL D. MEIGHAN
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                           EDGE ASSET MANAGEMENT, INC.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 12/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            6                    $12,164,800,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

     A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

     At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager's compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager's satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager's investment performance for compensation purposes is measured by the Fund's 1-, 2-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager's economic interests with those of the Fund's shareholders.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The Portfolio Manager beneficially owns shares of the Fund in the range of $1 to $10,000.


/s/Alex Ghazansari                                                    1/08/07
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Alex Ghazansari
(Printed Name of person signing)

Chief Compliance Officer, Edge Asset Management, Inc.
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           PVC SAM BALANCED PORTFOLIO
                                  Name of Fund
                                RANDALL L. YOAKUM
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                           EDGE ASSET MANAGEMENT, INC.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 12/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            6                    $12,164,800,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

     A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

     At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager's compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager's satisfaction of goals such as those related to compliance, team contribution, researc all of which are inherently subjective. The Portfolio Manager's investment performance for compensation purposes is measured by the Fund's 1-, 2-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager's economic interests with those of the Fund's shareholders.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The Portfolio Manager beneficially owns shares of the Fund in the range of $100,001 to $500,000.

/s/Alex Ghazansari                                                    1/08/07
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Alex Ghazansari
(Printed Name of person signing)

Chief Compliance Officer, Edge Asset Management, Inc.
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                     PVC SAM CONSERVATIVE BALANCED PORTFOLIO
                                  Name of Fund
                               MICHAEL D. MEIGHAN
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                           EDGE ASSET MANAGEMENT, INC.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 12/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            6                    $12,164,800,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

     A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

     At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager's compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager's satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager's investment performance for compensation purposes is measured by the PVC Balanced Fund's 1-, 2-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager's economic interests with those of the Fund's shareholders.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.


/s/Alex Ghazansari                                                    1/08/07
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Alex Ghazansari
(Printed Name of person signing)

Chief Compliance Officer, Edge Asset Management, Inc.
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                     PVC SAM CONSERVATIVE BALANCED PORTFOLIO
                                  Name of Fund
                                RANDALL L. YOAKUM
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                           EDGE ASSET MANAGEMENT, INC.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 12/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            6                    $12,164,800,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

     A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

     At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager's compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager's satisfaction of goals such as those related to compliance, team contribution, researc all of which are inherently subjective. The Portfolio Manager's investment performance for compensation purposes is measured by the PVC Balanced Fund's 1-, 2-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The
     Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager's economic interests with those of the Fund's shareholders.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.


/s/Alex Ghazansari                                                    1/08/07
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Alex Ghazansari
(Printed Name of person signing)

Chief Compliance Officer, Edge Asset Management, Inc.
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                      PVC SAM CONSERVATIVE GROWTH PORTFOLIO
                                  Name of Fund
                               MICHAEL D. MEIGHAN
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                           EDGE ASSET MANAGEMENT, INC.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 12/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            6                    $12,164,800,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

     A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

     At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager's compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager's satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager's investment performance for compensation purposes is measured by the PVC Balanced Fund's 1-, 2-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager's economic interests with those of the Fund's shareholders.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The Portfolio Manager beneficially owns shares of the Fund in the range of $100,001 to $500,000.


/s/Alex Ghazansari                                                    1/08/07
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Alex Ghazansari
(Printed Name of person signing)

Chief Compliance Officer, Edge Asset Management, Inc.
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                      PVC SAM CONSERVATIVE GROWTH PORTFOLIO
                                  Name of Fund
                                RANDALL L. YOAKUM
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                           EDGE ASSET MANAGEMENT, INC.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 12/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            6                    $12,164,800,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

     A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

     At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager's compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager's satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager's investment performance for compensation purposes is measured by the PVC Balanced Fund's 1-, 2-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager's economic interests with those of the Fund's shareholders.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.


/s/Alex Ghazansari                                                    1/08/07
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Alex Ghazansari
(Printed Name of person signing)

Chief Compliance Officer, Edge Asset Management, Inc.
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                        PVC SAM FLEXIBLE INCOME PORTFOLIO
                                  Name of Fund
                                MICHAEL D MEIGHAN
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                           EDGE ASSET MANAGEMENT, INC.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 12/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            6                    $12,164,800,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

     A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

     At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager's compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager's satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager's investment performance for compensation purposes is measured by the PVC Balanced Fund's 1-, 2-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager's economic interests with those of the Fund's shareholders.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.


/s/Alex Ghazansari                                                    1/08/07
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Alex Ghazansari
(Printed Name of person signing)

Chief Compliance Officer, Edge Asset Management, Inc.
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                        PVC SAM FLEXIBLE INCOME PORTFOLIO
                                  Name of Fund
                                RANDALL L. YOAKUM
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                           EDGE ASSET MANAGEMENT, INC.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 12/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
        >>       registered investment companies: .............            6                    $12,164,800,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

     A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

     At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager's compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager's satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager's investment performance for compensation purposes is measured by the PVC Balanced Fund's 1-, 2-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager's economic interests with those of the Fund's shareholders.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.



/s/Alex Ghazansari                                                    1/08/07
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Alex Ghazansari
(Printed Name of person signing)

Chief Compliance Officer, Edge Asset Management, Inc.
(Title of person signing)



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                       PVC SAM STRATEGIC GROWTH PORTFOLIO
                                  Name of Fund
                               MICHAEL D. MEIGHAN
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                           EDGE ASSET MANAGEMENT, INC.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 12/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            6                    $12,164,800,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

     A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

     At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager's compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager's satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager's investment performance for compensation purposes is measured by the PVC Balanced Fund's 1-, 2-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager's economic interests with those of the Fund's shareholders.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.


/s/Alex Ghazansari                                                    1/08/07
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Alex Ghazansari
(Printed Name of person signing)

Chief Compliance Officer, Edge Asset Management, Inc.
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                       PVC SAM STRATEGIC GROWTH PORTFOLIO
                                  Name of Fund
                                RANDALL L. YOAKUM
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                           EDGE ASSET MANAGEMENT, INC.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 12/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            6                    $12,164,800,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

     A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

     At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager's compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager's satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager's investment performance for compensation purposes is measured by the PVC Balanced Fund's 1-, 2-, 3- and 5-year percentile rankings among its Lipper Balanced Funds peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager's economic interests with those of the Fund's shareholders.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.


/s/Alex Ghazansari                                                    1/08/07
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Alex Ghazansari
(Printed Name of person signing)

Chief Compliance Officer, Edge Asset Management, Inc.
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                          PVC SHORT-TERM INCOME ACCOUNT
                                  Name of Fund
                                 CRAIG V. SOSEY
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                           EDGE ASSET MANAGEMENT, INC.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 12/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                    $2,082,000,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

     A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

     At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager's compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager's satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager's investment performance for compensation purposes is measured by the Fund's 1-, 2-, 3- and 5-year percentile rankings among its Lipper Short Term Investment Grade Debt Fund peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager's economic interests with those of the Fund's shareholders.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans.


/s/Alex Ghazansari                                                    1/08/07
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Alex Ghazansari
(Printed Name of person signing)

Chief Compliance Officer, Edge Asset Management, Inc.
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                          PVC WEST COAST EQUITY ACCOUNT
                                  Name of Fund
                                PHILIP M FOREMAN
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                           EDGE ASSET MANAGEMENT, INC.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 12/31/05 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            1                    $1,693,5000,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

     A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

     At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decided that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment advisor's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     Edge Asset Management, Inc. or an affiliate of either may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The Portfolio Manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority and annual surveys of investment advisor compensation. The incentive-based portion of the Portfolio Manager's compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the Portfolio Manager's satisfaction of goals such as those related to compliance, team contribution, research all of which are inherently subjective. The Portfolio Manager's investment performance for compensation purposes is measured by the Fund's 1-, 2-, 3- and 5-year percentile rankings among its Lipper Multi-Cap Core peers. The Portfolio Manager also may receive deferred compensation in an account which vests in three years. The value of this account is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible as well as the Funds or Portfolios to whose management the portfolio manager contributes, with the primary Funds or Portfolios being weighted more heavily. This is intended to help align the Portfolio Manager's economic interests with those of the Fund's shareholders.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The Portfolio Manager does not beneficially own shares of the Fund which is offered only through insurance products and retirement plans. The Portfolio Manager beneficially owns shares of a similar publicly offered mutual fund advised by the Portfolio Manager in the range of $100,001 - $500,000.


/s/Alex Ghazansari                                                    1/08/07
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Alex Ghazansari
(Printed Name of person signing)

Chief Compliance Officer, Edge Asset Management, Inc.
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


       Principal SmallCap growth Account (Variable Contracts) Fund, Inc.
                                  Name of Fund
                                Joseph W. Garner
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                             Emerald Advisers, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            3                   $472 mm
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                   0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           104                  $1,893 mm
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                   0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                   0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                   0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Emerald  has  a  company-wide   compensation/incentive   plan.  An  outside
     consulting firm aided in the development of this plan.

     Compensation is divided into three parts. The first part is a fixed salary that we believe is comparable to salaries at similar asset management firms. The firms Compensation Committee (which includes members of Emeralds board of directors) can adjust an individuals salary based on actual job performance as well as other factors such as inflation. Salary reviews are conducted on an annual basis.

     The second part of the compensation plan consists of a quarterly review and bonus. The bonus pool is determined by the overall performance of the firm. Each portfolio manager shares in the pool dependent on five performance factors. Three parts, or 60%, are earned by outperforming the Russell 2000 Growth index on a five year rolling, one year rolling, and quarterly basis. Outperformance is rewarded on an escalating scale and underperformance does not merit a bonus in each particular time frame. One part, or 20%, is based on a quarterly performance review by the portfolio managers immediate supervisor. Finally, the last part of the bonus is based on the portfolio managers operational efficiencies.

     The final portion of the new plan is a Long-Term Incentive Plan. Emerald has consistently awarded or offered the purchase of direct equity ownership in the firm to key employees. Share ownership in Emerald is significant. Additionally, all employees are eligible for pension contribution matching and profit sharing contributions by Emerald. Emerald believes it has a competitive compensation/incentive structure relative to its industry based both on the involvement of the Consultant and the fact that it has consistently retained its key senior management staff over the long-term.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

None. Our portfolio managers are prohibited from purchasing shares of this fund.




/s/Joseph W. Garner                                    3/27/06
-----------------------------------------              --------
(Signature of person authorized to sign                 (Date)
     on behalf of the Sub-Advisor)


                                Joseph W. Garner
                        (Printed Name of person signing)


                       Portfolio Manager/Dir. of Research
                            (Title of person signing)



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


       Principal Small Cap Growth Account (Variable Contracts) Fund, Inc.
                                  Name of Fund
                            Kenneth G. Mertz II, CFA
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                             Emerald Advisers, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            3                       $472 mm
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                       0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           104                      $1,893 mm
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                       0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                       0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                       0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Emerald  has  a  company-wide   compensation/incentive   plan.  An  outside
     consulting firm aided in the development of this plan.

     Compensation is divided into three parts. The first part is a fixed salary that we believe is comparable to salaries at similar asset management firms. The firms Compensation Committee (which includes members of Emeralds board of directors) can adjust an individuals salary based on actual job performance as well as other factors such as inflation. Salary reviews are conducted on an annual basis.

     The second part of the compensation plan consists of a quarterly review and bonus. The bonus pool is determined by the overall performance of the firm. Each portfolio manager shares in the pool dependent on five performance factors. Three parts, or 60%, are earned by outperforming the Russell 2000 Growth index on a five year rolling, one year rolling, and quarterly basis. Outperformance is rewarded on an escalating scale and underperformance does not merit a bonus in each particular time frame. One part, or 20%, is based on a quarterly performance review by the portfolio managers immediate supervisor. Finally, the last part of the bonus is based on the portfolio managers operational efficiencies.

     The final portion of the new plan is a Long-Term Incentive Plan. Emerald has consistently awarded or offered the purchase of direct equity ownership in the firm to key employees. Share ownership in Emerald is significant. Additionally, all employees are eligible for pension contribution matching and profit sharing contributions by Emerald. Emerald believes it has a competitive compensation/incentive structure relative to its industry based both on the involvement of the Consultant and the fact that it has consistently retained its key senior management staff over the long-term.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

None. Our portfolio managers are prohibited from purchasing shares of this fund.




/s/Kenneth G. Mertz, II                               3/27/06
----------------------------------------              -------
(Signature of person authorized to sign               (Date)
     on behalf of the Sub-Advisor)


                            Kenneth G. Mertz II, CFA
                        (Printed Name of person signing)


                                President & CIO
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


       Principal Small Cap Growth Account (Variable Contracts) Fund, Inc.
                                  Name of Fund
                                Stacey L. Sears
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                             Emerald Advisers, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            3                       $472 mm
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                       0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           104                      $1,893 mm
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                       0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                       0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                       0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Emerald  has  a  company-wide   compensation/incentive   plan.  An  outside
     consulting firm aided in the development of this plan.

     Compensation is divided into three parts. The first part is a fixed salary that we believe is comparable to salaries at similar asset management firms. The firms Compensation Committee (which includes members of Emeralds board of directors) can adjust an individuals salary based on actual job performance as well as other factors such as inflation. Salary reviews are conducted on an annual basis.

     The second part of the compensation plan consists of a quarterly review and bonus. The bonus pool is determined by the overall performance of the firm. Each portfolio manager shares in the pool dependent on five performance factors. Three parts, or 60%, are earned by outperforming the Russell 2000 Growth index on a five year rolling, one year rolling, and quarterly basis. Outperformance is rewarded on an escalating scale and underperformance does not merit a bonus in each particular time frame. One part, or 20%, is based on a quarterly performance review by the portfolio managers immediate supervisor. Finally, the last part of the bonus is based on the portfolio managers operational efficiencies.

     The final portion of the new plan is a Long-Term Incentive Plan. Emerald has consistently awarded or offered the purchase of direct equity ownership in the firm to key employees. Share ownership in Emerald is significant. Additionally, all employees are eligible for pension contribution matching and profit sharing contributions by Emerald. Emerald believes it has a competitive compensation/incentive structure relative to its industry based both on the involvement of the Consultant and the fact that it has consistently retained its key senior management staff over the long-term.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

None. Our portfolio managers are prohibited from purchasing shares of this fund.




/s/Stacey L. Sears                                       3/27/06
----------------------------------------                 -------
(Signature of person authorized to sign                   (Date)
     on behalf of the Sub-Advisor)


                                Stacey L. Sears
                        (Printed Name of person signing)


                    Portfolio Manager/Senior Vice President
                            (Title of person signing)



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


        Principal Variable Contracts Fund, Inc. - SmallCap Growth Account
                                  Name of Fund
                                   Nancy Prial
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                    Essex Investment Management Company, LLC
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of 3/31/06 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS


        >>       registered investment companies: .............            2                      99,000,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                      27,000,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            60                     570,000,000
                                                                 -----------------------    ------------------------

     or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

        N/A  Nancy  does  not  manage  any   accounts   with  a        NUMBER OF                     TOTAL
        performance fee.                                                ACCOUNTS                    ASSETS
                                                                        --------                    ------

        >>       registered investment companies: .............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Essex is not aware of any material conflicts of interest in connection with the PM's management of the Fund's investments, on the one hand, and the investments of the other accounts included in response to question 1, on the other. Moreover, Essex has established written policies and procedures relating to its investment management and trading practices, including its trade allocation practices, as part of placeEssex's internal controls in order to prevent such conflicts of interest from arising.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The professionals at placeEssex are compensated by a three-tiered approach. First, all of the investment professionals have industry-competitive base salaries and receive a percentage of the firm's profits through a profit-sharing/pension plan. Second, Essex's professionals receive a year-end bonus based on their personal performance and placeEssex's composite performance relative to our peers and benchmark (Russell 2000 and the peer group based on Morningstar groupings for small cap growth). Third, placeEssex offers a competitive benefit package including comprehensive family health coverage.

     Essex's yearly investment performance drives the portfolio managers' incentive portion ("bonus") of their compensation package. The portfolio managers' bonus is based on their respective portfolios' absolute, relative, and risk-adjusted performance. Sixty percent of the evaluation is based on performance of the portfolios and 40% is based on teamwork, communication, and other subjective criteria. We also incent them on their 1, 2 and 3 year performance track record.

     As an added retention mechanism, placeEssex offers ownership to both existing and prospective employees. The current ownership structure allows placeEssex to capitalize a portion of its free cash flow each year and transform it into stock ownership. placeEssex envisions granting ownership as an additional incentive to the employees who contribute the greatest to the firm's future success.

     Finally, Essex is committed to using a fundamental team approach and culture that encourages continuity among its investment professionals and makes a conscious effort to reward its team members accordingly.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Deborah Coulter
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


Deborah Coulter
(Printed Name of person signing)


Director of Finance and Administration, Compliance Manager
(Title of person signing)



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE

         Principal Variable Contracts Fund, Inc. - MidCap Value Account
                                  Name of Fund
                                 Bruce I. Jacobs
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                       Jacobs Levy Equity Management, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Bruce Jacobs and Ken Levy are jointly responsible for the leadership of the Jacobs Levy investment strategies and the management of all client portfolios.

Please provide the following information as of 5/31/06:

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS


        >>       registered investment companies: .............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts*:..............................           108                   $21,451,140,611
                                                                 -----------------------    ------------------------

          *Jacobs Levy manages only separate accounts.  We do not manage our own registered  investment  companies or other pooled investment vehicles,
          and  sub-advise  outside   institutional   funds  only  for  Principal
          Financial  Group  and one  other  client  as  separate  accounts  in a multi-manager format.

          or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            20                   $3,476,967,854
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

     Trade allocation among accounts is a potential conflict of interest. Our portfolio optimizer generates our trade programs. Traders do not have discretion to add securities or accounts to the trade program. The full allocation for all accounts across all strategies is determined prior to placing the order. In the event the order is only partially completed, a daily allocation is done on a fair basis, either pro rata or random, at the average price for the day. Allocation by account of actual shares traded is provided to the broker at the end of the day's trading. This procedure treats all participating accounts across all strategies equitably with respect to the executed trade. External legal counsel has reviewed our trade allocation procedures, which are also stated in our Form ADV, and concur that these procedures adequately address the potential conflict of interest issue. Our trade allocation procedures are also reviewed and tested annually by Ernst & Young, our independent accountants, as part of their SAS 70 examination of our operating procedures and internal controls.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Each portfolio manager receives a fixed salary and a percentage of the profits of the firm, which is based upon the portfolio manager's ownership interest in the firm. The firm's profits are derived from the fees it receives from client accounts. For most client accounts, the firm receives a fee based upon a percentage of assets under management (the "Basic Fee"). For some accounts, the firm receives a fee that is adjusted based upon the performance of the account compared to a benchmark. The type of performance adjusted fee, the measurement period for the fee and the benchmark vary by client. Common benchmarks include the S&P 500, Russell 1000, Russell 2000 and Russell 3000. In some cases, the Basic Fee is adjusted based upon the trailing returns (e.g., annualized trailing 12 quarter returns) of the account relative to an annualized benchmark return plus a specified number of basis points. In other cases, the firm receives the Basic Fee and a percentage of the profits in excess of a benchmark plus a specified number of basis points.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The Portfolio Manager held no securities in the Fund.





/s/Peter A. Rudolph                                                    7/7/06
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


Peter A. Rudolph
(Printed Name of person signing)


Chief Financial Officer/Chief Compliance Officer
(Title of person signing)



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - MidCap Value Account
                                  Name of Fund
                                 Kenneth N. Levy
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                       Jacobs Levy Equity Management, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Bruce Jacobs and Ken Levy are jointly responsible for the leadership of the Jacobs Levy investment strategies and the management of all client portfolios.

Please provide the following information as of 5/31/06:

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS


        >>       registered investment companies: .............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts*:..............................           108                   $21,451,140,611
                                                                 -----------------------    ------------------------

     *Jacobs Levy manages only separate accounts. We do not manage our own registered investment companies or other pooled investment vehicles, and sub-advise outside institutional funds only for Principal Financial Group and one other client as separate accounts in a multi-manager format.

     or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            20                   $3,476,967,854
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

     Trade allocation among accounts is a potential conflict of interest. Our portfolio optimizer generates our trade programs. Traders do not have discretion to add securities or accounts to the trade program. The full allocation for all accounts across all strategies is determined prior to placing the order. In the event the order is only partially completed, a daily allocation is done on a fair basis, either pro rata or random, at the average price for the day. Allocation by account of actual shares traded is provided to the broker at the end of the day's trading. This procedure treats all participating accounts across all strategies equitably with respect to the executed trade. External legal counsel has reviewed our trade allocation procedures, which are also stated in our Form ADV, and concur that these procedures adequately address the potential conflict of interest issue. Our trade allocation procedures are also reviewed and tested annually by Ernst & Young, our independent accountants, as part of their SAS 70 examination of our operating procedures and internal controls.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Each portfolio manager receives a fixed salary and a percentage of the profits of the firm, which is based upon the portfolio manager's ownership interest in the firm. The firm's profits are derived from the fees it receives from client accounts. For most client accounts, the firm receives a fee based upon a percentage of assets under management (the "Basic Fee"). For some accounts, the firm receives a fee that is adjusted based upon the performance of the account compared to a benchmark. The type of performance adjusted fee, the measurement period for the fee and the benchmark vary by client. Common benchmarks include the S&P 500, Russell 1000, Russell 2000 and Russell 3000. In some cases, the Basic Fee is adjusted based upon the trailing returns (e.g., annualized trailing 12 quarter returns) of the account relative to an annualized benchmark return plus a specified number of basis points. In other cases, the firm receives the Basic Fee and a percentage of the profits in excess of a benchmark plus a specified number of basis points.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The Portfolio Manager held no securities in the Fund.





/s/Peter a. Rudolph                                                    7/7/06
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


Peter A. Rudolph
(Printed Name of person signing)


Chief Financial Officer/Chief Compliance Officer
(Title of person signing)



                     Principal Variable Contracts Fund, Inc.
                             Small Cap Value Account
                       Information as of December 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                          Principal Variable Contracts Fund, Inc.
                                             Small Cap Value Account ("Fund")
                                    J.P. Morgan Investment Management, Inc. ("Adviser")
------------------------------------------------------------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------------------ -----------------------------
(a)(1) Identify       (a)(2) For each person identified in column (a)(1),   (a)(3) For each of the categories in column (a)(2),
portfolio manager(s)  provide number of other accounts managed by the       provide number of accounts and the total assets in the
of the Adviser        person within each category below and                 accounts with respect to which the advisory fee is
to be named in the    the total assets in the accounts managed within each  based prospectus on the performance of the account
Fund                  category below
------------------ ------------------------------------------------------------ ----------------------------------------------------
------------------ -------------------- -------------------- ------------------ -------------- -------------------- ----------------
                   Registered            Other Pooled         Other Accounts     Registered     Other Pooled         Other Accounts
                   Investment            Investment                              Investment     Investment
                   Companies             Vehicles                                Companies      Vehicles
------------------ -------------------- -------------------- ------------------ -------------- -------------------- ----------------
------------------ ---------- --------- ---------- --------- ---------- ------- ------- ------ ------------ ------- --------- ------
                   Number     Total     Number     Total     Number     Total   Number  Total  Number       Total   Number    Total
                   of         Assets    of         Assets    Of         Assets  of      Assets  of          Assets  of        Assets
                   Accounts   (mm)      Accounts   (mm)       Accounts  (mm)    Accounts        Accounts            Accounts
------------------ ---------- --------- ---------- --------- ---------- ------- ------- ------ ------------ ------- --------- ------
------------------ ---------- --------- ---------- --------- ---------- ------- ------- ------ ------------ ------- --------- ------
Christopher Blum   16         3,720.00  9          1,112.00  7          599.00  N/A     N/A    N/A          N/A     N/A       N/A
------------------ ---------- --------- ---------- --------- ---------- ------- ------- ------ ------------ ------- --------- ------
------------------ ---------- --------- ---------- --------- ---------- ------- ------- ------ ------------ ------- --------- ------
Dennis Ruhl        16         3,720.00  9          1,112.00  7          599.00  N/A     N/A    N/A          N/A     N/A       N/A
------------------ ---------- --------- ---------- --------- ---------- ------- ------- ------ ------------ ------- --------- ------


(a)(4) Description of any Potential Material Conflicts of Interest that may arise in connection with the portfolio manager's management of the Fund and other accounts.

The chart above shows the number, type and market value as of 12/31/05 of the accounts other than the Fund that are managed by the Fund's portfolio manager. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Adviser's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

The Adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

(b) Portfolio Manager Compensation

The Adviser's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus (Russell 2000 Value Index) over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

(c) Ownership of Securities

--------------------- --------- ------------- ------------------ -------------------- -------------------- ------------- -----------
Portfolio Manager     None      $1-$10,000    $10,001-$50,000    $50,001-$100,000     $100,001-$500,000    $500,001 -    over
                                                                                                           $1,000,000    $1,000,000
--------------------- --------- ------------- ------------------ -------------------- -------------------- ------------- -----------
--------------------- --------- ------------- ------------------ -------------------- -------------------- ------------- -----------
Christopher Blum      N/A       N/A           N/A                N/A                  N/A                  N/A           N/A
--------------------- --------- ------------- ------------------ -------------------- -------------------- ------------- -----------
--------------------- --------- ------------- ------------------ -------------------- -------------------- ------------- -----------
Dennis Ruhl           N/A       N/A           N/A                N/A                  N/A                  N/A           N/A
--------------------- --------- ------------- ------------------ -------------------- -------------------- ------------- -----------





                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


              Principal Variable Contracts - MidCap Growth Account
                                  Name of Fund
                               Adam T. Logan, CFA
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                          Mellon Equity Associates, LLP
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            5                      1,134,580,049
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            11                       348,534,393
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Portfolio Manager Compensation

     The portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the MEA Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance, goals established at the beginning of each calendar year and a subjective evaluation of the portfolio manager's contribution to the overall investment process. Also considered in determining individual awards are team participation and general contributions to MEA.

     All portfolio managers are also eligible to participate in the MEA Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of MEA (capped at 20% per year). Management has discretion with respect to actual participation and award size.


     Mellon Elective Deferred Compensation Plan

     Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's elective deferred compensation plan.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Adam T. Logan                                    3/22/06
-----------------------------------------           -------
(Signature of person authorized to sign             (Date)
     on behalf of the Sub-Advisor)


                                   Adam T.Logan, CFA


                                   Portfolio Manager



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


              Principal Variable Contracts - MidCap Growth Account
                                  Name of Fund
                              John R. O'Toole, CFA
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                          Mellon Equity Associates, LLP
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            6                      1,794,152,374
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            3                         94,479,651
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            21                       479,705,885
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            4                         47,426,111
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the MEA Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance, goals established at the beginning of each calendar year and a subjective evaluation of the portfolio manager's contribution to the overall investment process. Also considered in determining individual awards are team participation and general contributions to MEA.

     All portfolio managers are also eligible to participate in the MEA Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of MEA (capped at 20% per year). Management has discretion with respect to actual participation and award size.


     Mellon Elective Deferred Compensation Plan

     Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's elective deferred compensation plan.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None



/s/John R. O'Toole                                 3/22/2006
----------------------------------------           ---------
(Signature of person authorized to sign             (Date)
    on behalf of the Sub-Advisor)


                                 John R. O'Toole, CFA


                               Senior Portfolio Manager



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


              Principal Variable Contracts - SmallCap Value Fund I
                                  Name of Fund
                               Ronald P. Gala, CFA
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                          Mellon Equity Associates, LLP
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            6                     1,087,796,112
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            13                    1,089,771,722
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            4                      391,420,657
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Portfolio Manager Compensation

     The portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the MEA Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance, goals established at the beginning of each calendar year and a subjective evaluation of the portfolio manager's contribution to the overall investment process. Also considered in determining individual awards are team participation and general contributions to MEA.

     All portfolio managers are also eligible to participate in the MEA Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of MEA (capped at 20% per year). Management has discretion with respect to actual participation and award size.


     Mellon Elective Deferred Compensation Plan

     Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's elective deferred compensation plan.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None



/s/Ronald P. Gala                                   3/22/06
----------------------------------------            -------
(Signature of person authorized to sign              (Date)
     on behalf of the Sub-Advisor)


                                  Ronald P. Gala, CFA


                               Senior Portfolio Manager



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


               Principal Variable Contracts - SmallCap Value Fund
                                  Name of Fund
                              Peter D. Goslin, CFA
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                          Mellon Equity Associates, LLP
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            4                      306,620,708
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            1                      181,524,761
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            7                      222,035,381
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Portfolio Manager Compensation

     The portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the MEA Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance, goals established at the beginning of each calendar year and a subjective evaluation of the portfolio manager's contribution to the overall investment process. Also considered in determining individual awards are team participation and general contributions to MEA.

     All portfolio managers are also eligible to participate in the MEA Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of MEA (capped at 20% per year). Management has discretion with respect to actual participation and award size.


     Mellon Elective Deferred Compensation Plan

     Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's elective deferred compensation plan.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None



/s/Peter D. Goslin                                 3/22/06
----------------------------------------           -------
(Signature of person authorized to sign             (Date)
     on behalf of the Sub-Advisor)


                                  Peter D. Goslin, CFA


                                   Portfolio Manager



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                         PVC - Asset Allocation Account
                                  Name of Fund
                                Francine Bovich
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                    Morgan Stanley Investment Management Inc
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............             4                   $653 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............             1                   $160 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            16                   $5.7 billion
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................             1                   $216 million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

     Because the portfolio manager manages assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the subadviser may receive fees from certain accounts that are higher than the fee it receives from the Asset Allocation Account, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Asset Allocation Account. The subadviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.



2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the subadviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

- CASH BONUS;

- MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

- INVESTMENT MANAGEMENT ALIGNEMENT PLAN (IMAP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Subadviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu. The Fund currently is not included in the IMAP fund menu.

- VOLUNTARY DEFERRED COMPENSATION PLANS -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Subadviser or its affiliates; and/or (2) in Morgan Stanley stock units. Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

- Contribution to the business objectives of the Subadviser.

- The dollar amount of assets managed by the portfolio manager.

- Market compensation survey research by independent third parties.

- Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.



3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None- The portfolio manager does not hold shares of the Fund. The Fund is a variable annuity and does not match the investment objectives of the manager



/s/Greg Dotzman                                    3/23/06
----------------------------------------           -------
(Signature of person authorized to sign             (Date)
      on behalf of the Sub-Advisor)


                                  Greg Dotzman
                        (Printed Name of person signing)


                          Associate - Fund Governance
                            (Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


          Principal Variable Contracts Fund, Inc. - MidCap Value Account
                                  Name of Fund

                                  Basu Mullick
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                        Neuberer Berman Management Inc.
                                    Firm Name

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of Decemer 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            13                     $7,561 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............             1                     $15 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Neuberger Berman has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


     A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks (in this case, the Russell MidCap Value Index and Russell 1000 Value Index), as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additi onal components that comprise the portfolio managers' compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

     Neuberger Berman Management's Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. We believe that our portfolio managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

     In  addition,   there  are  additional  stock  and  option  award  programs available.

     Neuberger Berman Management believe the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None - Sub-advisory Relationship


/s/Kevin A. Pemberton                                4/5/2006
----------------------------------------             ---------
(Signature of person authorized to sign                (Date)
    on behalf of the Sub-Advisor)


                               Kevin A. Pemberton
                        (Printed Name of person signing)

                   VP, Compliance Officer, Sub-advised Funds
                            (Title of person signing)



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


           Principal Variable Contracts Fund, Inc. - Balanced Account

                                 Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                   $5,264,857,154
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            4                    $7,930,953,104
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            4                     $424,866,377
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Portion of the investment performance is based on gross performance versus the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and Russell 1000 Value Index, peer group or both, depending on the client mandate o Performance versus peers and the benchmark is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).
     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Dirk Laschanzky                                                       2/28/06

(Signature of person authorized to sign on behalf of the Sub-Advisor)     (Date)

Dirk Laschanzky
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             Principal Variable Contracts Fund, Inc. - Bond Account

                              William C. Armstrong

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            3                    $1,899,969,047
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            5                    $6,769,048,641
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            17                   $1,003,402,607
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            2                    $1,068,531,167
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

     o Portion of the investment performance is based on gross performance versus the Lehman Aggregate Index, peer group or both, depending on the client mandate

     o Performance versus peers and the benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).

     o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.

     o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None


/s/William c. Armstrong                                                2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

William C. Armstrong
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             Principal Variable Contracts Fund, Inc. - Bond Account

                               Timothy R. Warrick

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            3                    $1,899,969,047
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            5                    $6,769,048,641
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            21                   $1,262,384,680
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            2                    $1,068,531,167
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

     o Portion of the investment performance is based on gross performance versus the Lehman Aggregate Index, peer group or both, depending on the client mandate

     o Performance versus peers and the benchmark is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).

     o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.

     o Versus the benchmark, 100% of target incentive is achieved at certain levels of outperformance, which vary by portfolio. No payout is realized for performance at or below the level of the benchmark.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None


/s/Timothy R. Warrick                                                   2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Timothy R. Warrick
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - Capital Value Account

                                  John Pihlblad

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS


        >>       registered investment companies: .............            3                    $1,668,394,133
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                     $454,717,640
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Portion of the investment performance is based on gross performance versus the Russell 1000 Value Index, peer group or both, depending on the client mandate

     o Performance versus peers and the benchmark is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None

/s/John Pihlblad                                                        2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor)   (Date)

John Pihlblad
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - Equity Income Account

                                 Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                   $5,264,857,154
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            4                    $7,930,953,104
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            7                     $424,866,377
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Portion of the investment performance is based on gross performance versus the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and Russell 1000 Value Index, peer group or both, depending on the client mandate

     o Performance versus peers and the benchmark is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None


/s/Dirk Lascahnzky                                                     2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor)  (Date)

Dirk Laschanzky
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                    Principal Variable Contracts Fund, Inc. -
                    Government and High Quality Bond Account

                                 Lisa A. Stange

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                     $742,711,664
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            1                     $994,252,672
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

     o Investment performance is based on gross performance versus the peer group

     o Performance versus peers is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).

     o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Lisa A. Stange                                                       2/28/06

(Signature of person authorized to sign on behalf of the Sub-Advisor)    (Date)

Lisa A. Stange

(Printed Name of person signing)

Portfolio Manager

(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                    Principal Variable Contracts Fund, Inc. -
                    Government and High Quality Bond Account

                                 Brad Fredericks

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                     $742,711,664
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            1                     $994,252,672
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

     o Investment performance is based on gross performance versus the peer group

     o Performance versus peers is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).

     o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.



3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Brad Fredericks                                                      2/28/06

(Signature of person authorized to sign on behalf of the Sub-Advisor)   (Date)

Brad Fredericks
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE

                    Principal Variable Contracts Fund, Inc. -
                     International Emerging Markets Account

                                Michael L. Reynal

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS


        >>       registered investment companies: .............            2                     $234,974,902
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            1                     $601,235,650
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            9                     $499,520,372
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Portion of the investment performance is based on gross performance versus the MSCI Emerging Markets Free Index, peer group or both, depending on the client mandate

     o Performance versus peers and the benchmark is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None

/s/Michael L. Reynal                                                    2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor)   (Date)

Michael L. Reynal
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                    Principal Variable Contracts Fund, Inc. -
                     International Emerging Markets Account

                               Michael A. Marusiak

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                     $234,974,902
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            1                     $601,235,650
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            9                     $499,520,372
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Portion of the investment performance is based on gross performance versus the MSCI Emerging Markets Free Index, peer group or both, depending on the client mandate

     o Performance versus peers and the benchmark is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None


/s/Michael A. Marusiak                                                  2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor)   (Date)

Michael A. Marusiak
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


    Principal Variable Contracts Fund, Inc. - International SmallCap Account

                               Brian W. Pattinson

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            1                     $143,478,735
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            1                    $1,448,348,725
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                     $315,215,060
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Portion of the investment performance is based on gross performance versus the Citigroup Extended Market Index (EMI) World ex US, peer group or both, depending on the client mandate

     o Performance versus peers and the benchmark is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None


/s/Brian W. Pattinson                                                   2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor)   (Date)

Brian W. Pattinson
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - International Account

                              Paul H. Blankenhagen

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS


        >>       registered investment companies: .............            2                     $861,706,178
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                    $2,659,584,897
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                      $46,737,158
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Portion of the investment performance is based on gross performance versus the Citigroup BMI Global ex-US Index, peer group or both, depending on the client mandate

     o Performance versus peers and the benchmark is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None


/s/Paul H. Blankenhagen                                                 2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor)    (Date)

Paul H. Blankenhagen
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - International Account

                                   Juliet Cohn

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                     $861,706,178
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                    $2,659,584,897
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            3                     $137,264,211
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0

                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Portion of the investment performance is based on gross performance versus the Citigroup BMI Global ex-US Index, peer group or both, depending on the client mandate

     o Performance versus peers and the benchmark is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None


/s/Juliet Cohn                                                        2/28/06

(Signature of person authorized to sign on behalf of the Sub-Advisor)     (Date)

            Juliet Cohn
(Printed Name of person signing)

           Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - International Account

                                Christopher Ibach

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                     $861,706,178
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                    $2,659,584,897
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            6                     $228,129,902
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Portion of the investment performance is based on gross performance versus the Citigroup BMI Global ex-US Index, peer group or both, depending on the client mandate

     o Performance versus peers and the benchmark is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None


/s/Christopher Ibach                                                  2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Christopher Ibach
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE

     Principal Variable Contracts Fund, Inc. - LargeCap Stock Index Account

                               Mariateresa Monaco

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            5                    $1,375,695,071
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            4                    $7,691,848,462
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Portion of the investment performance is based on gross performance versus the S&P 500 Index, peer group or both, depending on the client mandate

     o Performance versus peers and the benchmark is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None

/s/Mariateresa Monaco                                                  2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor)   (Date)

Mariateresa Monaco
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE

     Principal Variable Contracts Fund, Inc. - LargeCap Stock Index Account

                               Mariateresa Monaco

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            5                    $1,375,695,071
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            4                    $7,691,848,462
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Portion of the investment performance is based on gross performance versus the S&P 500 Index, peer group or both, depending on the client mandate

     o Performance versus peers and the benchmark is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None

/s/Mariateresa Monaco                                                  2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor)   (Date)

Mariateresa Monaco
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE

     Principal Variable Contracts Fund, Inc. - LargeCap Stock Index Account

                                 Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                   $5,264,857,154
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            4                    $7,930,953,104
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            7                     $424,866,377
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Portion of the investment performance is based on gross performance versus the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and Russell 1000 Value Index, peer group or both, depending on the client mandate

     o Performance versus peers and the benchmark is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None


/s/Dirk Laschanzky                                                     2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor)  (Date)

Dirk Laschanzky
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE

         Principal Variable Contracts Fund, Inc. - LifeTime 2010 Account

                                 Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                   $5,264,857,154
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            4                    $7,930,953,104
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            7                     $424,866,377
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Portion of the investment performance is based on gross performance versus the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and Russell 1000 Value Index, peer group or both, depending on the client mandate

     o Performance versus peers and the benchmark is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None


/s/Dirk Laschanzky                                                      2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor)   (Date)

Dirk Laschanzky
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - LifeTime 2020 Account

                                 Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                   $5,264,857,154
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            4                    $7,930,953,104
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            7                     $424,866,377
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Portion of the investment performance is based on gross performance versus the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and Russell 1000 Value Index, peer group or both, depending on the client mandate

     o Performance versus peers and the benchmark is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None


/s/Dirk Laschanzky                                                      2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Dirk Laschanzky
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE

         Principal Variable Contracts Fund, Inc. - LifeTime 2030 Account

                                 Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                   $5,264,857,154
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            4                    $7,930,953,104
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            7                     $424,866,377
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Portion of the investment performance is based on gross performance versus the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and Russell 1000 Value Index, peer group or both, depending on the client mandate

     o Performance versus peers and the benchmark is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None


/s/Dirk Laschanzky                                                      2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Dirk Laschanzky
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - LifeTime 2040 Account

                                 Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            10                   $5,264,857,154
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            4                    $7,930,953,104
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            7                     $424,866,377
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Portion of the investment performance is based on gross performance versus the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and Russell 1000 Value Index, peer group or both, depending on the client mandate

     o Performance versus peers and the benchmark is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None


/s/Dirk Laschanzky                                                     2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Dirk Laschanzky
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE

         Principal Variable Contracts Fund, Inc. - LifeTime 2050 Account

                                 Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS


        >>       registered investment companies: .............            10                   $5,264,857,154
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            4                    $7,930,953,104
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            7                     $424,866,377
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Portion of the investment performance is based on gross performance versus the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and Russell 1000 Value Index, peer group or both, depending on the client mandate

     o Performance versus peers and the benchmark is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None


/s/Dirk Laschanzky                                                      2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Dirk Laschanzky
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE

   Principal Variable Contracts Fund, Inc. - LifeTime Strategic Income Account

                                 Dirk Laschanzky

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS


        >>       registered investment companies: .............            10                   $5,264,857,154
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            4                    $7,930,953,104
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            7                     $424,866,377
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Portion of the investment performance is based on gross performance versus the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and Russell 1000 Value Index, peer group or both, depending on the client mandate

     o Performance versus peers and the benchmark is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None


/s/Dirk Laschanzy                                                       2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor)   (Date)

Dirk Laschanzky
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)




                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE

            Principal Variable Contracts Fund, Inc. - MidCap Account

                                K. William Nolin

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                    $1,190,642,993
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            3                    $1,428,675,156
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Portion of the investment performance is based on gross performance versus the Russell Mid Cap Index, peer group or both, depending on the client mandate

     o Performance versus peers and the benchmark is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None



/s/K. William Nolin                                                     2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor)   (Date)

K. William Nolin
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE

         Principal Variable Contracts Fund, Inc. - Money Market Account

                                   Tracy Reeg

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                     $848,957,600
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            1                    $3,230,057,674
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None


/s/Tracy Reeg                                                          2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Tracy Reeg
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - Money Market Account

                                 Alice Robertson

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                     $848,957,600
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            1                    $3,230,057,674
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.



3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None


/s/Alice Robertson                                                    2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Alice Robertson
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE

    Principal Variable Contracts Fund, Inc. - Real Estate Securities Account

                                  Kelly D. Rush

                      Principal Real Estate Investors, LLC


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            2                    $1,023,742,250
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            9                      $86,807,637
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            9                     $137,678,605
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                      $29,665,853
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Real Estate Investors is a member of Principal Global Investors ("Principal Global"), whose compensation policies and practices apply to
     Principal's Portfolio Manager. Principal Global offers a nationally competitive salary and incentive compensation plan that is evaluated annually relative to other top-tier asset management firms. Percentages of base salary verses performance bonus vary by position but are based on national market data and are consistent with industry standards. Total cash compensation is targeted to be consistent with the national averages.

     Incentive compensation for portfolio managers is directly aligned with client objectives. On average, two thirds of incentive compensation for portfolio managers is determined directly on the basis of relative performance versus the MSCI US REIT Index and peer groups. Results are measured over rolling one year, three year and five year periods consistent with appropriate risk management standards. The remaining one third of incentive compensation is based on a combination of individual results and overall firm results. Overall firm results are driven primarily by aggregate investment performance across products relative to benchmarks and peers, in addition to financial results and new business development. A portion of annual incentive compensation for real estate portfolios may be payable in the form of restricted stock grants.

     In addition to traditional cash incentive compensation, portfolio managers are eligible for long-term equity incentives including stock options and stock grants.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None


/s/Kelly D. Rush                                                       2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Kelly D. Rush
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE

        Principal Variable Contracts Fund, Inc. - Short-Term Bond Account

                                    Zeid Ayer

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            3                     $351,785,678
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            3                     $351,608,260
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                      $10,758,257
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

     o Investment performance is based on gross performance versus the peer group

     o Performance versus peers is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).

     o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None


/s/Zeid Ayer                                                            2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor)   (Date)

Zeid Ayer
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


        Principal Variable Contracts Fund, Inc. - Short-Term Bond Account

                                  Craig Dawson

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS


        >>       registered investment companies: .............            3                     $351,785,678
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            3                     $351,608,260
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                      $10,758,257
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

     o Investment performance is based on gross performance versus the peer group

     o Performance versus peers is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).

     o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None

/s/Craig Dawson                                                         2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Craig Dawson
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE

        Principal Variable Contracts Fund, Inc. - Short-Term Bond Account

                                 Martin Schafer

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS


        >>       registered investment companies: .............            3                     $358,514,735
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                     $294,344,244
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            3                     $121,680,635
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for fixed income portfolio managers is 80% weighted to investment performance and 20% weighted to Principal Global Investors annual performance score. The target incentive for fixed income portfolio managers ranges from 60% to 150% of actual base earnings, depending on job level.

     o Investment performance is based on gross performance versus the peer group

     o Performance versus peers is measured for a period up to five years (shorter if the portfolio manager has managed the respective portfolio for a period less than five years).

     o Versus the peer group, 100% of target incentive is achieved if the portfolio performance is 35th percentile. No payout is realized if performance is below 50th percentile. 200% payout is achieved at 15th percentile or better for the respective period.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None


/s/Martin Schafer                                                       2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor)   (Date)

Martin Schafer
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE

           Principal Variable Contracts Fund, Inc. - SmallCap Account

                                 Thomas Morabito

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            1                      $54,043,838
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            6                     $302,748,055
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                      $39,282,741
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Portion of the investment performance is based on gross performance versus the Russell 2000 Index, peer group or both, depending on the client mandate

     o Performance versus peers and the benchmark is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None




/s/Thomas Morabito                                                     4/18/06
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Thomas Morabito
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


           Principal Variable Contracts Fund, Inc. - SmallCap Account

                                  Phil Nordhus

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of May 31, 2006.

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS


        >>       registered investment companies: .............            2                     $426,085,300
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                    $1,912,866,535
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Portion of the investment performance is based on gross performance versus the Russell 2000 Index, peer group or both, depending on the client mandate

     o Performance versus peers and the benchmark is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None



/s/Phil Nordhus                                                       06/05/06
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Phil Nordhus
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE

           Principal Variable Contracts Fund, Inc. - SmallCap Account

                                  Todd Sanders

                        Principal Global Investors, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS


        >>       registered investment companies: .............            2                     $389,233,927
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                    $1,817,686,634
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                          $0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score.

     o Portion of the investment performance is based on gross performance versus the Russell 2000 Index, peer group or both, depending on the client mandate

     o Performance versus peers and the benchmark is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

     o Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

     As a wholly owned subsidiary of Principal Financial Group, some Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None


/s/Todd Sanders                                                         2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Todd Sanders
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


   Principal Variable Contracts Fund, Inc. - Principal LifeTime 2010 Account Principal Variable Contracts Fund, Inc. - Principal LifeTime 2020 Account Principal Variable Contracts Fund, Inc. - Principal LifeTime 2030 Account Principal Variable Contracts Fund, Inc. - Principal LifeTime 2040 Account Principal Variable Contracts Fund, Inc. - Principal LifeTime 2050 Account
     Principal Variable Contracts Fund, Inc. - Principal LifeTime Strategic
                                 Income Account
                                  Name of Fund

                            Douglas A. Loeffler, CFA
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                        Principal Management Corporation
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            n/a                       n/a
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            n/a                       n/a
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Compensation is predominantly composed of salary. Salary is reviewed annually. Annual Bonus is driven by company and business unit performance. No part of salary, bonus, or retirement plan compensation is tied to fund performance or aset levels.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     The portfolio manager does not have any Variable Annuity investments, but has invested between $10,001 - $50,000 in the Principal Investors LifeTime 2020 fund. This portfolio is managed in an identical style to the Principal Variable Contracts Fund, Inc.-Principal LifeTime 2020 Account.



/s/ Douglas A. Loeffler                            3/28/2006
----------------------------------------           ---------
(Signature of person authorized to sign              (Date)
     on behalf of the Sub-Advisor)


                              Douglas A. Loeffler
                        (Printed Name of person signing)


                            (Title of person signing)



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE

             Principal Variable Contracts Fund, Inc. - Bond Account

                                  Larry A. Post

                            Post Advisory Group, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            5                      508,757,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            10                    1,400,412,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            55                    6,172,031,000
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            9                     1,242,130,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            16                    1,213,351,000
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The compensation for the Post Advisory Group, LLC, senior investment professionals is comprised of base salary, bonus pool and certain other performance incentives. Incentives, in the form of an annual bonus, are determined based on the overall performance of the firm.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None

/s/Larry A. Post                                                        2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)

Larry A. Post
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)


                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             Principal Variable Contracts Fund, Inc. - Bond Account

                                Allan Schweitzer

                            Post Advisory Group, LLC.


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            5                      508,757,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            10                    1,400,412,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            55                    6,172,031,000
                                                                 -----------------------    ------------------------

     For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            9                     1,242,130,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            16                    1,213,351,000
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The compensation for the Post Advisory Group, LLC, senior investment professionals is comprised of base salary, bonus pool and certain other performance incentives. Incentives, in the form of an annual bonus, are determined based on the overall performance of the firm.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None


/s/Allan Schweitzer                                                     2/28/06
(Signature of person authorized to sign on behalf of the Sub-Advisor)   (Date)

Allan Schweitzer
(Printed Name of person signing)

Portfolio Manager
(Title of person signing)



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


     Principal Variable Contracts Fund, Inc. - LargeCap Growth Equity Series
                                  Name of Fund

                                Robert W. Sharps
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         T. Rowe Price Associates, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            4                   $1,626,211,131
                                                                                               (excludes PVC-Equity
                                                                                                Growth Series)
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            5                   $556,623,203
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           10                   $2,416,853,735
                                                                 -----------------------    ------------------------

     or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager's Compensation" section, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see the attached excerpts from T. Rowe Price's Form ADV for more information on our brokerage and trade allocation policies.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

     Portfolio manager compensation is based partly on performance. Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

     Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

     Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

     All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

     This compensation structure is used for all portfolios managed by the portfolio manager.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000;  $500,001 -  $1,000,000;  or over  $1,000,000.  If the  Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None.



/s/Darrell N. Braman                                 3/23/2006
----------------------------------------             ---------
(Signature of person authorized to sign               (Date)
    on behalf of the Sub-Advisor)


                               Darrell N. Braman
                        (Printed Name of person signing)


                                 Vice President
                            (Title of person signing)



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         Principal Variable Contracts Fund, Inc. - Equity Growth Series
                                  Name of Fund

                                Robert W. Sharps
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         T. Rowe Price Associates, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            4                   $1,626,211,131
                                                                                               (excludes PVC-Equity
                                                                                                Growth Series)
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            5                   $556,623,203
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           10                   $2,416,853,735
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager's Compensation" section, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see the attached excerpts from T. Rowe Price's Form ADV for more information on our brokerage and trade allocation policies.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

     Portfolio manager compensation is based partly on performance. Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

     Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

     Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

     All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

     This compensation structure is used for all portfolios managed by the portfolio manager.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None.



/s/Darrell N. Braman                                 3/23/2006
----------------------------------------             ---------
(Signature of person authorized to sign               (Date)
    on behalf of the Sub-Advisor)


                               Darrell N. Braman
                        (Printed Name of person signing)


                                 Vice President
                            (Title of person signing)



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


        Principal Variable Contracts Fund, Inc. - LargeCap Blend Series
                                  Name of Fund

                              William J. Stromberg
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         T. Rowe Price Associates, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            4                  $1,312,564,567
                                                                                              (excludes PVC- LargeCap
                                                                                               Blend Series)
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            3                  $983,546,426
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           21                  $3,973,275,412
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                           0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager's Compensation" section, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see the attached excerpts from T. Rowe Price's Form ADV for more information on our brokerage and trade allocation policies.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

     Portfolio manager compensation is based partly on performance. Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Blend), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

     Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

     Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

     All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

     This compensation structure is used for all portfolios managed by the portfolio manager.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None



/s/Darrell N. Braman                              3/23/2006
----------------------------------------          ---------
(Signature of person authorized to sign            (Date)
     on behalf of the Sub-Advisor)


                               Darrell N. Braman
                        (Printed Name of person signing)


                                 Vice President
                            (Title of person signing)



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE



        Principal Variable Contracts Fund, Inc. Small Cap Growth Account

                                  Name of Fund

                           Paul Graham / David Wabnik

                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)


                   UBS Global Asset Management (Americas) Inc.

                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of December 31, 2005 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS


        >>       registered investment companies: .............            5                     $876,744,294

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

        >>       other pooled investment vehicles:.............            2                     $380,951,732

                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

        >>       other accounts:...............................            31                    $239,846,489

                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

       >>       registered investment companies: .............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

        >>       other accounts:...............................            1                      $55,631,943

                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


     The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

     If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

     The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.



     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


The compensation received by portfolio managers at UBS Global Asset Management includes a base salary and incentive compensation based on the portfolio manager's personal performance.

UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into four categories:

     - Competitive salary, benchmarked to maintain competitive compensation opportunities.
     -    Annual  bonus,   tied  to  individual   contributions  and  investment
          performance.
     -    UBS  equity  awards,   promoting  company-wide  success  and  employee
          retention.
     - Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns our investment professionals' interests with those of UBS Global Asset Management's clients. A portion of each portfolio manager's bonus is based on the performance of each portfolio the portfolio manages as compared to the portfolio's broad-based index over a three-year rolling period. For purposes of the annual bonus, the account's performance is compared to that of the account's broad-based index, Russell 2000 Growth Index.

UBS AG equity. Senior investment professionals, including each portfolio manager of the portfolio, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value, and also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. UBS Global Asset Management feels that this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


     The portfolio managers do not own any shares of the Principal Variable Contracts Fund, Inc. Small Cap Growth Account.






----------------------------------------             ---------
(Signature of person authorized to sign               (Date)
    on behalf of the Sub-Advisor)


                        (Printed Name of person signing)


                            (Title of person signing)

                           PART C. OTHER INFORMATION

Item 23.  Exhibits.
--------  ---------
            (a)       Amendment and Restatement of the Articles
                      of Incorporation (filed 10/24/2000 and 4/27/06)
            (b)       Articles of Amendment (Incorporated by reference from exhibit #1(b)to registration statement  No. 333-137812 filed on Form N-14 on 10/5/06)

                 (1)  Articles Supplementary (filed 2/13/2002)
                 (2)  Articles Supplementary dtd 12/15/03 (filed 2/26/2004)
                 (3)  Articles Supplementary dtd 6/14/04 (filed 8/27/04)
                 (4)  Certificate of Correction of Articles Supplementary dtd 10/7/04 (filed 2/24/05)
                 (5)  Articles Supplementary dtd 12/13/04 (filed 4/29/05)
                 (6)  Articles Supplementary dtd 07/07/2006 (Incorporated by reference from exhibit #1(b)(6)to registration statement No. 333-137812 filed on Form N-14 on 10/5/06)

            (b)       By-laws (filed 12/31/03)

            (c)       Specimen Share Certificate  N/A

            (d)  (1)  Management Agreement (filed 10/23/97)
                 (2)  First Amendment to Management Agreement (filed 2/12/98)
                 (3)  Second Amendment to Management Agreement (filed 10/24/00)
                 (4)  Third Amendment to Management Agreement (filed 10/24/00)
                 (5)  Fourth Amendment to Management Agreement (filed 12/31/03)
                 (6)  Amended & Restated Management Agreement (filed 12/31/03)
                 (7)  Amended & Restated Management Agreement dtd 3/11/04 (filed 6/15/2004)
                 (8)  Amended & Restated Management Agreement dtd 6/14/04 (filed 8/27/04)
                 (9)  Amended & Restated Management Agreement dtd 12/13/04 (filed 2/24/05)
                 (10) Amended & Restated Management Agreement dtd 9/30/05 (filed 4/27/06)
                 (11) Amended & Restated Management Agreement dtd 1/4/07 *
                 (11) Investment Service Agreement (filed 10/23/97)
                 (12) Amended & Restated Investment Service Agreement dtd 4/1/04 (filed 6/15/2004)
                 (13) Sub-Advisory Agreement - Invista (filed 10/23/97)
                 (14) First Amendment to Sub-Advisory Agrmt. (filed 2/12/98)
                 (15) Second Amendment to Sub-Advisory Agrmt. (filed 10/24/00)
                 (16) Third Amendment to Sub-Advisory Agrmt. (filed 10/24/00)
                 (17) Sub-Advisory Agreement - Morgan Stanley Asset Mgmt.
                      (filed 10/23/97)
                 (18) Sub-Advisory Agreement - Berger Assoc. (filed 4/13/98)
                 (19) Sub-Advisory Agreement - Dreyfus Corp. (filed 4/13/98)
                 (20) Sub-Advisory Agreement - Goldman Sachs (filed 4/13/98)
                 (21) Sub-Advisory Agreement - JP Morgan (filed 4/13/98)
                 (22) Sub-Advisory Agreement - Neuberger Berman (filed 4/21/99)
                 (23) Sub-Advisory Agreement - Janus Capital (filed 4/21/99)
                 (24) Sub-Advisory Agreement - Duncan-Hurst (filed 10/24/00)
                 (25) Sub-Advisory Agreement - Turner (filed 10/24/00)
                 (26) Sub-Advisory Agreement - Bernstein (filed 04/29/02)
                 (27) Sub-Advisory Agreement - Federated (filed 04/29/02)
                 (28) 6th Amdt. to Sub-Adv. Agreement w/Invista (filed 04/29/02)
                 (29) 2nd Amdt. to Sub-Adv. Agreement w/PCII (filed 04/29/02)
                 (30) Sub-Advisory Agreement - Putnam (filed 02/13/03)
                 (31) Amended & Restated Sub-Adv. - Federated dtd 11/21/03 (filed 2/26/04)
                 (32) Sub-Advisory Agreement - Neuberger Berman dtd 10/31/03 (filed 2/26/04)
                 (33) Amended & Restated Sub-Adv. - Dreyfus dtd 11/25/03 (filed 2/26/04)
                 (34) Sub-Advisory Agreement - Grantham, Mayo, Van Otterloo dtd 4/1/04 (filed 4/29/04)
                 (35) Sub-Advisory Agreement - T. Rowe Price dtd 3/8/04 (filed 6/15/2004)
                 (36) Amended & Restate Sub-Adv - PGI dtd 4/1/04 (filed 6/15/2004)
                 (37) Sub-Advisory Agreement - UBS dtd 9/30/02 (filed 6/15/2004)
                 (38) Amended & Restated Sub-Advisory Agreement - Bernstein dtd 7/1/04 (filed 8/27/04)
                 (39) Amended & Restated Sub-Advisory Agreement - MSAM dtd 6/30/04 (filed 8/27/04)
                 (40) Amended & Restated Sub-Advisory Agreement - PGI dtd 6/30/04(filed 8/27/04)
                 (41) Amended & Restated Sub-Advisory Agreement - Neuberger Berman dtd 6/30/04 (filed 8/27/04)
                 (42) Amended & Restated Sub-Advisory Agreement - T. Rowe Price dtd 8/24/04 (filed 8/27/04)
                 (43) Sub-Advisory Agreement - American Century dtd 8/18/04 (filed 8/27/04)
                 (44) Amended & Restated Sub-Advisory Agreement - Morgan Stanley dtd 11/25/03 (filed 2/24/05)
                 (45) Amended & Restated Sub-Advisory Agreement - UBS Global Asset dtd 7/8/03 (filed 2/24/05)
                 (46) Amended & Restated Sub-Advisory Agreement - JP Morgan dtd 7/2/03 (filed 2/24/05)
                 (47) Amended & Restated Sub-Advisory Agreement - Neuberger Berman dtd 6/25/03 (filed 2/24/05)
                 (48) Amended & Restated Sub-Advisory Agreement - PGI dtd 3/11/03 (filed 2/24/05)
                 (49) Sub-Advisory Agreement - Emerald dtd 9/1/04 (filed 2/24/05)
                 (50) Amended & Restated Sub-Advisory Agreement - The Dreyfus Group dtd 7/1/04 (filed 2/24/05)
                 (51) Amended & Restated Sub-Advisory Agreement - Morgan Stanley dtd 8/23/04 (filed 2/24/05)
                 (52) Amended & Restated Sub-Advisory Agreement - Mellon Equity dtd 12/22/04 (filed 2/24/05)
                 (53) Amended & Restated Sub-Advisory Agreement - PGI dtd 12/13/04 (filed 2/24/05)
                 (54) Amended & Restated Sub-Advisory Agreement - JP Morgan dtd 1/5/05 (filed 2/24/05)
                 (55) Sub-Advisory Agreement - Columbis Circle Investors dtd 1/5/05 (4/29/05)
                 (56) Amended & Restated Sub-Advisory Agreement -  TRowe Price dtd 8/01/2005 (filed 4/27/06)
                 (57) Amended & Restated Sub-Advisory Agreement - Mellon Equity  dtd 08/08/2005 (filed 4/27/06)
                 (58) Amended & Restated Sub-Advisory Agreement - PGI  dtd 07/01/2005 (filed 4/27/06)
                 (59) Amended & Restated Sub-Advisory Agreement - PGI  dtd 09/12/2005 (filed 4/27/06)
                 (60) Amended & Restated Sub-Advisory Agreement - PREI dtd 07/01/2005 (filed 4/27/06
                 (61) Amended & Restated Sub-Advisory Agreement - PREI dtd 09/12/2005 (filed 4/27/06)
                 (62) Sub-Sub-Advisory Agreement - Post dtd 07/01/2005 (filed 4/27/06)
                 (63) Sub-Sub-Advisory Agreement - PREI dtd 07/01/2005 (filed 4/27/06)
                 (64) Sub-Sub-Advisory Agreement - Spectrum  dtd 07/01/2005 (filed 4/27/06)
                 (65) Amended & Restated Sub-Advisory Agreement - T. Rowe Price dtd 8/1/06 (filed 10/24/06)
                 (66) Amended & Restated Sub-Advisory Agreement - PREI dtd 1/1/06 (filed 10/24/06)
                 (67) Amended & Restated Sub-Advisory Agreement - Essex dtd 6/30/06 (filed 10/24/06)
                 (68) Amended & Restated Sub-Advisory Agreement - Jacobs Levy dtd 6/15/06 (filed 10/24/06)
                 (69) Amended & Restated Sub-Advisory Agreement - CCI dtd 9/12/05 (filed 10/24/06)
                 (70) Amended & Restated Sub-Advisory Agreement - T. Rowe Price dtd 9/15/06 (filed 10/24/06)
                 (71) Edge Asset Management, Inc. Sub-Advisory Agreement dtd 1/4/07 *

            (e)       Distribution Agreement (filed 10/24/00)
                 (1)  Amended & Restated Distribution Agreement dtd 6/14/04 (filed 8/27/04)

            (f)       N/A

            (g)       Custodian Agreement
                 (1)  Domestic Custody Agreement (filed 10/23/97)
                 (2)  Global Custody Agreement (filed 10/23/97)

            (h)       Agreement and Plan of Reorganization and Liquidation
                      (filed 10/23/97)

            (i)       Legal Opinion (filed 10/24/00)

            (j)       Consent of Independent Auditors *

            (k)       Financial Statements included in this Registration
                      Statement:
                 (1)  Part A:
                      None
                 (2)  Part B:
                      None

            (l)       Initial Capital Agreements
                 (1-11)  Initial Capital Agreements 1987 (filed 4/27/01)
                 (12-19) Initial Capital Agreements 1998 (filed 4/27/01)
                 (20-23) Initial Capital Agreements 1999 (filed 4/27/01)
                 (24-26) Initial Capital Agreements 2000 (filed 4/27/01)
                 (27)    Initial Capital Agreements 5/1/2003 (filed 2/26/04)
                 (28)    Initial Capital Agreements 8/30/2004 (filed 2/24/05)
                 (29)    Initial Capital Agreement 1/5/07 **

            (m)       Rule 12b-1 Plan
                 (1)  Class 2 Plan *

            (o)       Rule 18f-3 Plan   N/A

            (p)       Code of Ethics
                 (1)  PMC Code of Ethics        (filed 2/24/05)*
                 (2)  Invista Code of Ethics    (filed 4/26/00)
                 (3)  Dreyfus Code of Ethics    (filed 4/26/00)
                 (4)  Goldman Code of Ethics    (filed 2/24/05)
                 (5)  JP Morgan Code of Ethics  (filed 2/24/05)
                 (6)  Janus Code of Ethics      (filed 4/26/00)
                 (7)  MSIM Code of Ethics       (filed 2/24/05) (filed 10/24/06)
                 (8)  Neuberger Berman Code of Ethics (filed 4/27/06) (filed 10/24/06)
                 (9)  Berger Code of Ethics     (filed 4/26/00)
                 (10) Duncan-Hurst Code of Ethics (filed 10/24/00)
                 (11) Turner Code of Ethics (filed 2/24/05)
                 (12) PCII Code of Ethics (filed 4/27/01)
                 (13) Bernstein Code of Ethics   (filed 2/24/05)
                 (14) Federated Code of Ethics   (filed 2/13/2002)
                 (15) Sr. & Executive Officers Code of Ethics (Sarbanes)
                       (filed 12/31/03)
                 (16) Principal Global Investors (filed 4/27/06)
                 (17) Grantham, Mayo, Van Otterloo Code of Ethics (filed 4/27/06)
                 (18) T. Rowe Price Code of Ethics (filed 2/24/05)
                 (19) UBS Code of Ethics (filed 2/24/05)
                 (20) Emerald Code of Ethics (filed 2/24/05)
                 (21) American Century Code of Ethics (filed 2/24/05, 4/27/06)
                 (22) Columbus Circle Investors Code of Ethics (filed 4/27/06)(filed 10/24/06)
                 (23) Mellon Equity Code of Ethics (filed 4/27/06)
                 (24) WM Advisors Code of Ethics *


*    Filed herein.
**   To be filed by amendment.
***  Incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with Registrant

          None

Item 25.       Indemnification

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

        (i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

               1.    Was committed in bad faith; or

               2.    Was the result of active and deliberate dishonesty; or

       (ii)    The  corporate   representative  actually  received  an  improper
               personal benefit in money, property, or services; or

      (iii)    In  the  case  of  any   criminal   proceeding,   the   corporate
               representative had reasonable cause to believe that the act or omission was unlawful.

     If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

     The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Item 26.  Business or Other Connection of Investment Adviser

     A complete list of the officers and directors of the investment adviser, Principal Management Corporation, are set out below. This list includes some of the same people (designated by an *), who are serving as officers and directors of the Registrant. For these people the information as set out in the Statement of Additional Information (See Part B) under the caption "Directors and Officers of the Fund" is incorporated by reference.

  *John E. Aschenbrenner        Principal         See Part B
   Director                     Financial Group

   Patricia A. Barry            Same              Counsel
   Assistant Corporate                            Principal Life Insurance
   Secretary                                      Company

  *Craig L. Bassett             Same              See Part B
   Treasurer

  *Michael J. Beer              Same              See Part B
   Executive Vice President

  *David J. Brown               Same              See Part B
   Senior Vice President

  *Jill R. Brown                Same              See Part B
   Vice President and
   Chief Financial Officer

  *Ralph C. Eucher              Same              See Part B
   President, Chief
   Executive Officer
   and Director

   Michael P. Finnegan          Same              Second Vice President -
   Senior Vice President -                        Investment Services
   Investment Services                            Principal Life Insurance
                                                  Company

  *Steve Gallaher               Same              See Part B
   2nd Vice President and
   Counsel

  *Ernest H. Gillum             Same              See Part B
   Vice President and Chief
   Compliance Officer

   Robyn Hinders                Same              Director - Mutual Fund
   Director - Mutual Fund                         Operations
   Operations                                     Princor Financial Services
                                                  Corporation

   Joyce N. Hoffman             Same              Senior Vice President and
   Sr. Vice President and                         Corporate Secretary
   Corporate Secretary                            Principal Life Insurance
                                                  Company

  *Patrick A. Kirchner          Same              See Part B
   Counsel


   Douglas A. Loeffler          Same              Director - Portfolio
   Director - Portfolio                           Management
   Management                                     Principal Life Insurance
                                                  Company

   Deanna L. Mankle             Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

  *Sarah J. Pitts               Same              See Part B
   Counsel


  *Layne A. Rasmussen           Same              See Part B
   Vice President and
   Controller - Mutual Funds

   David Reichart               Same              Senior Vice President
   Senior Vice President                          Princor Financial Services
                                                  Corporation

  *Michael D. Roughton          Same              See Part B
   Vice President and
   Counsel

  *James F. Sager               Same              See Part B
   Vice President


   Mark A. Stark                Same              Assistant Director -
   Assistant Director -                           Pension Investment Services
   Pension Investment Services                    Principal Life Insurance
                                                  Company

   Timothy Stumpff              Same              Vice President -
   Vice President -                               Capital Markets
   Capital Markets                                Principal Life Insurance
                                                  Company

   Randy L. Welch               Same              Vice President -
   Vice President -                               Investment Services
   Investment Services                            Principal Life Insurance
                                                  Company

  *Dan L. Westholm              Same              See Part B
   Director - Treasury

  *Larry D. Zimpleman           Same              See Part B
   Chairman of the Board &
   Director

Principal Management Corporation serves as investment adviser and dividend disbursing and transfer agent for, Principal Investors Fund, Inc., Principal Variable Contracts Fund, Inc. - funds sponsored by Principal Life Insurance Company.

Item 27.       Principal Underwriters

(a) Princor Financial Services Corporation, principal underwriter for Registrant, acts as principal underwriter for, Principal Investors Fund, Inc., Principal Variable Contracts Fund, Inc. and for variable annuity contracts participating in Principal Life Insurance Company Separate Account B, a registered unit investment trust, and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust.

  (b)      (1)                         (2)
                                       Positions
                                       and offices
  Name and principal                   with principal
  business address                     underwriter

     Lindsay L. Amadeo                Director - Marketing
     The Principal                    Communications
     Financial Group
     Des Moines, IA 50392

     John E. Aschenbrenner            Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Patricia A. Barry                Assistant Corporate Secretary
     The Principal
     Financial Group
     Des Moines, IA 50392

     Craig L. Bassett                 Treasurer
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael J. Beer                  Director and President
     The Principal
     Financial Group
     Des Moines, IA  50392

     Lisa Bertholf                  Director - Marketing
     The Principal
     Financial Group
     Des Moines, IA  50392

     David J. Brown                   Senior Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jill R. Brown                    Senior Vice President and
     The Principal                    Chief Financial Officer
     Financial Group
     Des Moines, IA 50392

     Bret J. Bussanmas                Vice President - Distribution
     The Principal
     Financial Group
     Des Moines, IA  50392

     P. Scott Cawley                  Product Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Ralph C. Eucher                  Director, Chief Executive Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Michael P. Finnegan              Senior Vice President -
     The Principal                    Investment Services
     Financial Group
     Des Moines, IA  50392

     Stephen G. Gallaher              Second Vice President and
     The Principal                    Counsel
     Financial Group
     Des Moines, IA  50392

     Ernest H. Gillum                 Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Robyn Hinders                    Director - Mutual Fund Operations
     The Principal
     Financial Group
     Des Moines, IA 50392

     Joyce N. Hoffman                 Sr. Vice President and
     The Principal                    Corporate Secretary
     Financial Group
     Des Moines, IA 50392

     Patrick A. Kirchner              Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     Peter R. Kornweiss               Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Julie LeClere                    Director - Marketing and Recruiting
     The Principal
     Financial Group
     Des Moines, IA 50392

     Sarah J. Pitts                   Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     Martin R. Richardson             Vice President -
     The Principal                    Broker Dealer Operations
     Financial Group
     Des Moines, IA 50392

     Michael D. Roughton              Senior Vice President and Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     James F. Sager                   Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Minoo Spellerberg                Vice President and
     The Principal                    Chief Compliance Officer
     Financial Group
     Des Moines, IA  50392

     Mark A. Stark                    Vice President -
     The Principal                    Investor Services
     Financial Group
     Des Moines, IA  50392

     Larry D. Zimpleman               Chairman of the Board and
     The Principal                    Director
     Financial Group
     Des Moines, IA  50392

               (c)    Inapplicable.

Item 28.       Location of Accounts and Records

     All accounts, books or other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser in the Principal Life Insurance Company home office building, The Principal Financial Group, Des Moines, Iowa 50392.

Item 29.       Management Services

               Inapplicable.

Item 30.       Undertakings

               Indemnification

     Reference is made to Item 27 above, which discusses circumstances under which directors and officers of the Registrant shall be indemnified by the Registrant against certain liabilities and expenses incurred by them by reason of being a director or officer of the Registrant.

     Notwithstanding the provisions of Registrant's Articles of Incorporation and Bylaws, the Registrant hereby makes the following undertaking:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of the Registrant, in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

               Shareholder Communications

     Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications

               Delivery of Annual Report to Shareholders

     The registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Des Moines and State of Iowa, on the 8th day of January, 2007.


                                       Principal Variable Contracts Fund, Inc.

                                                  (Registrant)



                                       By          /s/ R. C. Eucher
                                          ______________________________________
                                                  R. C. Eucher
                                                  President, Chief Executive
                                                   Officer and Director

Attest:


/s/ E. H. Gillum
______________________________________
E. H. Gillum
Assistant Secretary


     Pursuant to the requirement of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                         Title                          Date



/s/ R. C. Eucher
_____________________________      Director, President and    January 8, 2007
R. C. Eucher                       Chief Executive Officer    __________________
                                   (Principal Executive
                                   Officer)

   (L. D. Zimpleman)*
_____________________________      Director and               January 8, 2007
L. D. Zimpleman                    Chairman of the Board      __________________


/s/ J. R. Brown
_____________________________      Vice President and         January 8, 2007
J. R. Brown                        Chief Financial Officer    __________________
                                   (Principal Accounting
                                   Officer)

   (E. Ballantine)*
_____________________________      Director                   January 8, 2007
E. Ballantine                                                 __________________


   (R. W. Gilbert)*
_____________________________      Director                   January 8, 2007
R. W. Gilbert                                                 __________________


   (M. A. Grimmett)*
_____________________________      Director                   January 8, 2007
M. A. Grimmett                                                __________________

   (F. S. Hirsch)*
_____________________________      Director                   January 8, 2007
F. S. Hirsch                                                  __________________

   (W. C. Kimball)*
_____________________________      Director                   January 8, 2007
W. C. Kimball                                                 __________________


   (B. A. Lukavsky)*
_____________________________      Director                   January 8, 2007
B. A. Lukavsky                                                __________________


                                        *By    /s/ R. C. Eucher
                                           _____________________________________
                                           R. C. Eucher
                                           President and Director

                                           Pursuant to Powers of Attorney
                                           Previously Filed or Included